            As filed with the Securities and Exchange Commission on June 4, 2008
                                               Securities Act File No. 033-56094
                                       Investment Company Act File No. 811-07428

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

           Registration Statement Under The Securities Act Of 1933     [X]

                         Pre-Effective Amendment No.                   [_]

                      Post-Effective Amendment No. 132                 [X]

                                     and/or

       Registration Statement Under The Investment Company Act Of 1940 [X]

                              Amendment No. 134                        [X]
                        (Check appropriate box or boxes)

                                ING MUTUAL FUNDS
                 (Exact Name of Registrant Specified in Charter)
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 992-0180

          Huey P. Falgout, Jr.                                With copies to:
          ING Investments, LLC                           Jeffrey S. Puretz, Esq.
     7337 E. Doubletree Ranch Road                             Dechert, LLP
          Scottsdale, AZ 85258                              1775 I Street, N.W.
(Name and Address of Agent for Service)                    Washington, DC 20006

                                ----------------

     It is proposed that this filing will become effective (check appropriate box):

[X]   Immediately upon filing pursuant to paragraph (b)

[_]   60 days after filing pursuant to paragraph (a)(1)

[_]   75 days after filing pursuant to paragraph (a)(2)

[_]   on (date) 2008 pursuant to paragraph (b)

[_]   on February 29, 2008 pursuant to paragraph (a)(1)

[_]   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[_]   This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

                                ING MUTUAL FUNDS

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

*    Cover Sheet

*    Contents of Registration Statement

*    Explanatory Note

*    Supplement dated June 4, 2008

*    Class O Prospectus for ING Global Bond Fund, ING Greater China Fund and ING
     International SmallCap Multi-Manager Fund

*    ING Diversified International Fund - Class O Prospectus

*    Class O Statement of Additional Information for ING Global Bond Fund, ING
     Greater China Fund and ING International SmallCap Multi-Manager Fund

*    Class O Statement of Additional Information for ING Diversified
     International Fund

*    Part C

*    Signature Page

                                ING MUTUAL FUNDS

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 132 to the Registration Statement
("Amendment") on Form N-1A for ING Mutual Funds is being filed under Rule 485(b)
under the Securities Act of 1933, as amended, for the purpose of filing the
Registrant's Class O Prospectus for ING Global Bond Fund, ING Greater China Fund
and ING International SmallCap Multi-Manager Fund; the Statement of Additional
Information ("SAI") Class O shares for ING Global Bond Fund, ING Greater China
Fund and ING International SmallCap Multi-Manager Fund; ING Diversified
International Fund's Class O shares' Prospectus; and ING Diversified
International Fund's Class O shares' SAI, each dated June 4, 2008.

                                ING Mutual Funds
                                 ("Registrant")
                              ING Global Bond Fund
                             ING Greater China Fund
                  ING International SmallCap Multi-Manager Fund
                       ING Diversified International Fund

                Supplement dated June 4, 2008 to the Registrant's
                  current Prospectuses, each dated June 4, 2008

The Prospectus for the Funds is hereby supplemented with the following information relating to "Information Regarding Trading of ING's U.S. Mutual
Funds."

Information Regarding Trading of ING's U.S. Mutual Funds

As discussed in earlier supplements, ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the
"Boards") of the ING Funds that, like many U.S. financial services companies,
Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including
Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S.
Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations.
Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

     .    ING has agreed with the ING Funds to indemnify and hold harmless the
          ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC.
          Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

     .    ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters.

The New York Attorney General (the "NYAG") and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest;
potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and
disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of
Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the "NH Bureau")
concerning their administration of the New Hampshire state employees deferred compensation plan.

                                        2

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                        3

ING FUNDS

PROSPECTUS
CLASS O SHARES

June 4, 2008

INTERNATIONAL EQUITY FUNDS

ING Greater China Fund

ING International SmallCap Multi-Manager Fund

GLOBAL FIXED INCOME FUND

ING Global Bond Fund

This Prospectus contains important information about investing in Class O shares of certain ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance
Corporation ("FDIC"), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their respective investment objectives. As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

The Funds are each a series of ING Mutual Funds ("Mutual Funds").

This Prospectus is for investors purchasing or considering a purchase of Class
O shares of one or all of the Funds. Only certain investors are eligible to purchase Class O shares.

..    SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY
     INVESTING IN IT.

..    THERE IS NO GUARANTEE THE FUNDS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT
     OBJECTIVES.

THE FUNDS' INVESTMENTS                            3
   INVESTMENT OBJECTIVES, PRINCIPAL               3
INVESTMENT STRATEGIES, RISKS AND
PERFORMANCE
FUND EXPENSES                                    14
MORE INFORMATION ABOUT RISKS                     16
MANAGEMENT OF THE FUNDS                          21
INVESTING IN THE FUNDS                           25
   OPENING AN ACCOUNT AND ELIGIBILITY            25
FOR CLASS O SHARES
   HOW TO BUY SHARES                             26
   HOW TO SELL SHARES                            26
   TIMING OF REQUESTS                            27
   OTHER INFORMATION ABOUT SHAREHOLDER           27
ACCOUNTS AND SERVICES
   DIVIDENDS AND DISTRIBUTIONS                   31
   TAX INFORMATION                               31
FINANCIAL HIGHLIGHTS                             33
WHERE TO GO FOR MORE INFORMATION         BACK COVER

                                        2

THE FUNDS' INVESTMENTS

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

The following pages contain a description of each Fund's investment objective, principal investment strategies employed on behalf of each Fund, and the risks associated with investing in each Fund.

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A performance bar chart is provided for each Fund. The bar chart shows changes in each Fund's performance from year to year. The fluctuation in returns illustrates each Fund's performance volatility. The bar chart is accompanied by each Fund's best and worst quarterly returns throughout the years presented in the bar chart.

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A table for each Fund shows its average annual total return before and after income taxes. The table also compares the Fund's performance to the performance of one or more broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Fund's past performance is no guarantee of future results.

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Additional information about the Funds' investment strategies and risks is included in the section entitled "Other Considerations."

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ING Investments, LLC ("ING Investments" or "Adviser") serves as investment adviser to the Funds.

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ING Investment Management Advisors Asia Pacific (Hong Kong) Limited ("IIM Asia
Pacific") serves as Sub-Adviser to Greater China Fund. Acadian Asset Management
LLC ("Acadian"), Batterymarch Financial Management, Inc. ("Batterymarch") and
Schroder Investment Management North America Inc. ("Schroders") serve as
Sub-Adviser to ING International SmallCap Multi-Manager Fund. ING Investment
Management Co. ("ING IM") serves as sub-adviser to ING Global Bond Fund.

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                                       3

INTERNATIONAL EQUITY FUND
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GREATER CHINA FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its net assets in equity and equity-related securities of issuers that: (i) are located in the Greater China region; (ii) derive at least 50% of their revenue from the Greater China region; (iii) have at least 50% of their assets in the Greater China region; or
(iv) are principally traded in the Greater China region. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Greater China region consists of China, Hong Kong and Taiwan. The equity securities and equity-related securities in which the Fund may invest include:
common and preferred stocks and convertible securities; warrants; and
convertible bonds.

The Sub-Adviser manages the Fund as a core equity product that is not constrained by a particular investment style or market capitalization. The Fund may invest in "growth" and "value" securities.

The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

Many of the securities in which the Fund may invest are denominated in foreign currencies. To protect the Fund against potential depreciation of the region's currencies versus the U.S. dollar, the Fund may engage in currency hedging.

The Fund may invest up to 10% of its assets in warrants, and up to 20% of its assets in fixed-income securities. Any fixed-income securities in which the
Fund may invest shall have at least one investment grade rating by either
Standard and Poor's Rating Corporation ("S&P") or Moody's Investors Service,
Inc. ("Moody's"). If issues or issuers in the Fund get downgraded to below investment grade, (on both Moody's and S&P scale) the investment will be sold as soon as reasonably possible. The Fund may invest in American Depositary
Receipts ("ADRs"), International Depositary Receipts ("IDRs") and Global
Depositary Receipts ("GDRs"). The Fund may invest in derivative securities.
Derivatives are securities whose value may be based on other securities, currencies, interest rates or indices. Derivatives include: futures and forward contracts; options on futures contracts; foreign currencies; securities and stock indices; structured notes and indexed securities; swaps, caps, floors and collars. Up to 15% of the Fund's net assets may be invested in illiquid securities, other restricted securities that are illiquid, and Rule 144A securities.

The Fund may invest in initial public offerings.

The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

CONVERTIBLE AND DEBT SECURITIES - the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES - derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

GEOGRAPHIC CONCENTRATION IN THE GREATER CHINA REGION - investments in the
Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation, possible seizure, nationalization or expropriation of assets and unstable political and economic conditions.

FOREIGN INVESTING - foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure

                                        4

foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the
Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in countries with emerging securities markets.

ILLIQUID SECURITIES - if a security is illiquid, the Fund might be unable to sell the security at a time when the Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition.

INITIAL PUBLIC OFFERINGS ("IPOS") - IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs.
Furthermore, stocks of newly-public companies may decline shortly after the initial public offering. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the
Fund's return will decline.

NON-DIVERSIFICATION - the Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

OTHER INVESTMENT COMPANIES - the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund invests in other investment companies, you will pay a proportionate share of the expenses of that other investment company
(including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably.
Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth  than most debt securities, they generally have higher volatility.  The Fund invests in securities of larger companies which sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of small-
and mid-sized companies which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

RULE 144A SECURITIES - Rule 144A securities are securities that are not registered but which are bought and sold solely by institutional investors. The
Fund considers Rule 144A securities to be "liquid," although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

SUB-CUSTODY - the Fund may invest in markets where custodial and/or settlement systems are not fully developed. The assets of the Fund that are traded in such markets and which have been entrusted to such sub-custodians may be exposed to risk in circumstances where the sub-custodian will have no liability.

VALUE INVESTING - securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

INABILITY TO SELL SECURITIES - convertible securities, securities of smaller and mid-sized companies and securities of companies located in countries with emerging securities markets usually trade in lower volume and may be less liquid than other investments and securities of companies located in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING - there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the
Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

                                        5

GREATER CHINA FUND
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

     HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

In addition, performance of a composite of similarly managed accounts is presented in the "Management of the Funds - Adviser and Sub-Advisers" section of this Prospectus.

Because Class O shares had not commenced operations as of December 31, 2007, the bar chart below provides some indication of the risks of investing in the
Fund by showing changes in the performance of the Fund's Class A shares from year to year. These figures do not reflect sales charges and would be lower if they did.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)

                (For the periods ended December 31 of each year)

[GRAPHIC APPEARS HERE]

1998   1999   2000   2001   2002   2003   2004   2005   2006       2007
                                                        48.77      40.74

            Best and worst quarterly performance during this period:

     Best: 3rd quarter 2007:    28.61%
    Worst: 4th quarter 2007:    (4.65)%

              The Fund's Class A shares' year-to-date total return
                         as of March 31, 2008: (10.25)%

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)

                   (For the periods ended December 31, 2007)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A shares' performance to that of a broad measure of market performance - the Morgan Stanley Capital International ("MSCI") All
Countries Golden Dragon Index. It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                 5 YEARS
                                                  1 YEAR   (OR LIFE OF CLASS)   10 YEARS
CLASS A RETURN BEFORE TAXES(3)              %     32.69         39.90(2)          N/A
Class A Return After Taxes on               %     28.39         37.66(2)          N/A
 Distributions(3)
Class A Return After Taxes on               %     21.76         33.46(2)          N/A
 Distributions and Sale of Fund Shares(3)
MSCI All Countries Golden Dragon Index      %     37.63         38.67(5)          N/A
 (reflects no deduction for fees,
expenses or taxes)(4)

(1)  Because Class O shares had not commenced operations as of December 31,
     2007, the figures shown provide performance for Class A shares of the Fund.
     Class A shares are not offered in this Prospectus. Class A would have substantially similar annual returns as the Class O shares because the classes invest in the same portfolio of securities. Annual returns would differ only to the extent that Class O and Class A shares have different expenses.

(2)  Class A shares commenced operations on December 21, 2005.

(3)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(4)  The MSCI All Countries Golden Dragon Index is a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5)  The index return for Class A shares is for the period beginning January 1,
     2006.

                                        6

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

INTERNATIONAL SMALLCAP MULTI-MANAGER FUND

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets in securities of small market capitalization companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. At least 65% of the Fund's assets will normally be invested in companies located outside the United States, including emerging markets. The
Fund may invest up to 35% of its total assets in U.S. issuers.

The Fund considers small-capitalization companies to be those that have a market capitalization, at the time of purchase, of up to $5 billion. The Fund may hold both growth and value stocks and at times may favor one over the other based on available opportunities.

The Fund invests primarily in common stock or securities convertible into common stock of international issuers, but may invest from time to time in such instruments as forward currency contracts; futures contracts; other investment companies, including Exchange Traded Funds ("ETFs"); rights; and American
Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). The Fund
may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities.

Acadian Asset Management LLC ("Acadian"), Batterymarch Financial Management,
Inc. ("Batterymarch") and Schroder Investment Management North America Inc.
("Schroders") provide the day-to-day management of the Fund. The three sub-advisers act independently of each other and use their own methodology for selecting investments.

ACADIAN

Acadian employs a quantitative investment process which is driven by proprietary valuation models that combine a bottom-up view of the attractiveness of individual securities within each market with a top-down view of the attractiveness of each region/  industry group, thereby capturing value-added at both the stock and the country levels.

BATTERYMARCH

Batterymarch employs a bottom-up quantitative strategy to rank stocks using fundamental factors such as cash flow, earnings growth, expectations, measurements of value and technical factors. Region and sector weights are determined using the Sub-Adviser's proprietary models.

SCHRODERS

Schroders employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company specific factors. The company specific factors include the company's potential for long-term growth, financial condition, quality of management, and sensitivity to cyclical factors, as well as the relative value of the company's securities compared with those of other companies and the market as a whole. In selecting investments for the Fund, Schroders considers, among other things, whether a company is likely to have above-average earnings growth, whether its securities are attractively value and whether the company has any proprietary advantages.
Schroders generally sells a security when its market price approaches its estimate of fair value or when it identifies a significantly more attractive investment candidate.

The Fund may invest in other investment companies as permitted under the
Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its assets.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

CONVERTIBLE SECURITIES - the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES - derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

FOREIGN INVESTING - foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information,

                                        7

differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and
varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in emerging market countries, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

GROWTH INVESTING - growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply.
Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

MARKET TRENDS - from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor large company securities, or may not favor equities at all.

OTHER INVESTMENT COMPANIES - the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund invests in other investment companies, you will pay a proportionate share of the expenses of that other investment company
(including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably.
Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

SMALL-SIZED COMPANIES - stocks of smaller companies carry higher risks than stocks of larger companies.

..    Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

..    In many instances, the frequency and volume of trading in small capitalization stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

..    When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

..    Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

VALUE INVESTING - securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

INABILITY TO SELL SECURITIES - securities of small- and mid-sized companies and some foreign companies usually trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The
Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING - there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the
Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

                                        8

INTERNATIONAL SMALLCAP MULTI-MANAGER FUND
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

     HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year and the table compares the Fund's performance to the performance of two broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

In addition, performance of a composite of similarly managed accounts is presented in the "Management of the Funds - Adviser and Sub-Advisers" section of this Prospectus.

Because Class O shares had not commenced operations as of December 31, 2007, the bar chart below provides some indication of the risks of investing in the
Fund by showing changes in the performance of the Fund's Class A shares from year to year. These figures do not reflect sales charges and would be lower if they did.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)

                (For the periods ended December 31 of each year)

[GRAPHIC APPEARS HERE]

1998     1999      2000      2001      2002     2003    2004    2005    2006    2007
35.57   121.93   (16.60)   (27.52)   (17.15)   44.74   21.72   25.15   26.15   10.19

            Best and worst quarterly performance during this period:

     Best: 4th quarter 1999:     53.34%
    Worst: 3rd quarter 2002:    (19.29)%

              The Fund's Class A shares' year-to-date total return
                         as of March 31, 2008: (7.34)%

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)

                   (For the periods ended December 31, 2007)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A shares' performance to those of two broad measures of market performance - The Standard and Poor's Citigroup Extended
Market Index World Ex. U.S. ("S&P/Citigroup EMI World Ex. U.S.") and the
Standard and Poor's Citigroup Extended Market Index Europe Pacific Asia
Composite ("S&P/Citigroup EMI EPAC"). It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                  1 YEAR   5 YEARS   10 YEARS
CLASS A RETURN BEFORE TAXES(3)              %      3.84     23.62     15.83
Class A Return After Taxes on               %      0.33     22.77     14.76
 Distributions(3)
Class A Return After Taxes on               %      4.28     20.80     13.77
 Distributions and Sale of Fund Shares(3)
S&P/Citigroup EMI World Ex. U.S.            %      7.32     27.41     12.54
(reflects no deductions for fees,
 expenses or taxes)(4)
S&P/Citigroup EMI EPAC (reflects no         %      6.10     27.17     12.34
deductions for fees, expenses or
 taxes)(5)

(1)  Because Class O shares had not commenced operation as of December 31, 2007, the figures shown provide performance for Class A shares of the Fund. Class
     A shares are not offered in this Prospectus. Class A shares would have substantially simiar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent that Class O and Class A shares have different expenses.

(2)  Effective March 1, 2005, Acadian Asset Management LLC began serving as
     Sub-Adviser to the Fund, the Fund changed its principal investment strategies and the Fund changed its name from ING International SmallCap
     Growth Fund to ING International SmallCap Fund. Effective November 1, 2006,
     Batterymarch Financial Management, Inc. began serving as a second
     Sub-Adviser to the Fund and the Fund's investment strategy was changed to reflect Batterymarch's style of investing. Effective December 17, 2007,
     Schroder Investment Management North America Inc. began serving as a third
     Sub-Adviser to the Fund, the Fund changed its investment strategy to reflect Schroders' style of investing and the Fund changed its name from
     ING International SmallCap Fund to ING International SmallCap Multi-Manager
     Fund. Prior to March 1, 2005, the Fund was managed by a different sub-adviser. Prior to May 24, 1999, Nicholas-Applegate Capital Management
     was the Adviser to the Fund. ING Investments, LLC has been the Fund's investment adviser since May 24, 1999.

(3)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(4)  The S&P/Citigroup EMI World Ex. U.S. is an unmanaged index which consists of the smaller capitalization stocks of the Citigroup Broad Market Index.

(5)  The S&P/Citigroup EMI EPAC is an unmanaged index which consists of the smaller capitalization stocks of the Citigroup Broad Market Index, and tracks companies in developed countries in the European and Pacific regions.

                                        9

GLOBAL FIXED-INCOME FUND
--------------------------------------------------------------------------------

GLOBAL BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return through a combination of current income and capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in a portfolio of bonds of issuers in a number of different countries, which may include the United
States. The Fund will provide shareholders with at least 60 days' prior written notice of any change in this investment policy.

The Fund may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the
U.S. dollar. The Fund may hedge its exposure to securities denominated in foreign currencies. The Fund may also borrow money from banks and invest the proceeds of such loans in portfolio securities as permitted under the
Investment Company Act of 1940, as amended. This investment technique is known as "leveraging."

The Fund invests primarily in investment grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment grade (at least BBB- by Standard & Poor's
Rating Corporation or Baa3 by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The Fund may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements and other investment companies.
The Fund may also invest up to 5% of its assets in a combination of floating rate secured loans ("Senior Loans") and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the Fund may invest a portion of its assets in high-yield debt securities rated below investment grade, the Fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment grade. The dollar-weighted average portfolio duration of the Fund will generally range between two and nine years.

The Fund may use futures, swaps (including interest rate swaps, total return swaps and credit default swaps), options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed-income securities or as a substitute for a position in an underlying asset. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements).

The investment process focuses on allocating assets among various sectors of the global bond markets and buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide them in the security selection process.

The Fund is non-diversified which means it may invest a significant portion of its assets in a single issuer.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

BORROWING/LEVERAGE - the Fund may borrow money from banks for investment purposes, commonly referred to as "leveraging." Therefore, the Fund's exposure to fluctuations in the prices of the securities is increased in relation to the
Fund's capital. The Fund's borrowing activities will exaggerate any increase or decrease in the net asset value ("NAV") of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances, may further reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase the Fund's yield. Lastly, there is no guarantee that a leveraging strategy will be successful.

CREDIT - the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic downturn. The Fund may be subject to more credit risk than other funds, because it may invest in high-yield debt securities, which are

                                       10

considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. The Fund is also subject to credit risk through its investment in floating rate loans.

DEBT SECURITIES - the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES - derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

FOREIGN INVESTING - foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate country or corporate information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the
United States; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions.
Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. In emerging market countries, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in emerging market countries. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities with emerging securities markets.

HIGH-YIELD, LOWER-GRADE DEBT SECURITIES - when the Fund invests in debt securities rated below investment grade, its credit risks are greater than that of funds that buy only investment-grade debt securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Debt securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these debt securities may be less liquid, making it difficult for the Fund to sell them quickly at an acceptable price. These risks can reduce the Fund's share price and the income it earns.

INTEREST RATE - fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income securities.

MORTGAGE-RELATED SECURITIES - the prices of mortgage-related securities are sensitive to changes in interest rates and changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

NON-DIVERSIFICATION - the Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

OTHER INVESTMENT COMPANIES - the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund invests in other investment companies, you will pay a proportionate share of the expenses of that other investment company
(including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

INABILITY TO SELL SECURITIES - some foreign companies usually trade in lower volume and may be less liquid than other investments, securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

PORTFOLIO TURNOVER - a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, which may have an adverse impact on performance, and is likely to generate more taxable short-term gains for shareholders.

                                       11

SECURITIES LENDING - there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the
Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

                                       12

GLOBAL BOND FUND
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

     HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the Fund's performance for the first full calendar year of operations, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

Because the Class O Shares had not commenced operation as of December 31, 2007, the bar chart below provides some indication of the risks of investing in the
Fund by showing the performance of the Fund's Class A shares for the first full calendar year of operations. The figure does not reflect sales charges and would be lower if it did.

                       YEAR-BY-YEAR TOTAL RETURNS (%)(1)

                       (For the period ended December 31)

[GRAPHIC APPEARS HERE]

1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
                                                               11.42

            Best and worst quarterly performance during this period:

     Best: 3rd quarter 2007:     6.20%
    Worst: 2nd quarter 2007:    (0.11)%

              The Fund's Class A shares' year-to-date total return
                          as of March 31, 2008: 8.16%

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)

                   (For the periods ended December 31, 2007)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A shares' performance to that of a broad measure of market performance - the Lehman Brothers(Reg. TM) Global Aggregate Index. It
is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                  5 YEARS
                                                  1 YEAR   (OR LIFE OF CLASS)   10 YEARS
CLASS A RETURN BEFORE TAXES(3)              %      8.63          6.90(2)           N/A
Class A Return After Taxes on               %      6.42          4.74(2)           N/A
 Distributions(3)
Class A Return After Taxes on               %      5.54          4.59(2)           N/A
 Distributions and Sale of Fund Shares(3)
Lehman Brothers(Reg. TM) Global             %      9.48          9.22(5)           N/A
Aggregate Index (reflects no deduction
 for fees, expenses or taxes)(4)

(1)  Because Class O shares had not commenced operation as of December 31, 2007, the figures shown provide performance for Class A shares of the Fund. Class
     A shares are not offered in this Prospectus, Class A shares would have substantially similar annual returns as the Class O shares because the calssed are invested in the same portfolio of securities. Annual returns would differ only as to the extent that Class O shares and Class A shares have different expenses.

(2)  Class A shares commenced operations on June 30, 2006.

(3)  Effective July 31, 2006, the maximum Class A sales charge was lowered to
     2.50%. Return calculations with a starting date prior to July 31, 2006 are based on a 4.75% sales charge, while returns with a starting date on or after July 31, 2006 are based on a 2.50% sales charge.

(4)  The Lehman Brothers(Reg. TM) Global Aggregate Index provides a broad-based measure of the global investment-grade fixed-rate debt markets.

(5)  The index return for Class A shares is for the period beginning July 1,
     2006.

                                       13

FUND EXPENSES

The following table describes the Funds' fees and estimated expenses for Class
O shares of the Funds. These expenses are based on the expenses paid by the
Funds in the most recent fiscal year. Annual Fund Operating Expenses are deducted from Fund assets every year and are thus paid indirectly by all shareholders. Actual expenses paid by the Funds may vary from year to year.

CLASS O SHAREHOLDER FEES

There are no sales charges deducted on purchases of Class O shares, no deferred sales charges applied on redemptions, no sales charges applied to dividend reinvestments, and no exchange fees. Each Fund has adopted a Shareholder
Services Plan that allows payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. Because the fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 CLASS O SHARES
                        ANNUAL FUND OPERATING EXPENSES(1)
                  (as a percentage of average daily net assets)

                                                          Service
                                             Management   (12b-1)       Other
                                                Fees       Fees     Expenses(2)

-------------------------------------------
 ING Greater China Fund                         1.15%      0.25%       0.51%

-------------------------------------------
 ING International SmallCap                     0.95%      0.25%       0.30%
  Multi-Manager Fund

-------------------------------------------
 ING Global Bond Fund                           0.40%      0.25%       0.81%

-------------------------------------------

                                             Acquired Fund   Total Fund          Waivers        Net Fund
                                               Fees and      Operating      Reimbursements     Operating
                                              Expenses(3)    Expenses     and Recoupments(4)   Expenses

-------------------------------------------
 ING Greater China Fund                           N/A         1.91%               --             1.91%

-------------------------------------------
 ING International SmallCap                     0.00%(5)      1.50%               --             1.50%
  Multi-Manager Fund

-------------------------------------------
 ING Global Bond Fund                             N/A         1.46%(6)         (0.56)%           0.90%

-------------------------------------------

(1)  This table shows the estimated operating expenses for Class O shares of each Fund as a ratio of expenses to average daily net assets. Because the
     Funds' Class O shares had not commenced operations as of the date of this
     Prospectus, expenses are based on the actual expenses for Class A shares of the Funds, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, the investment adviser to each Fund, has agreed.
     Actual expenses may be greater or less than estimated.

(2)  ING Funds Services, LLC receives an annual administrative fee equal to
     0.10% of each Fund's average daily net assets and is reflected in "Other
     Expenses."

(3)  The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Funds directly. These fees and expenses include each Fund's pro rata shares of the cumulative expenses charged by the Acquired Funds in which the Funds invest. The fees and expenses will vary based on the Fund's allocation of assets to, and the annualized net expenses of, the particular
     Acquired Funds. The impact on theses fees and expenses is shown in "Net
     Fund Operating Expenses."

(4)  ING Investments, LLC has entered into a written expense limitation agreement with each Fund (except ING Greater China Fund) under which it will limit expenses of each Fund, excluding interest, brokerage commissions and extraordinary expenses (and Acquired Fund Fees and Expenses), subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses proposed to be waived, reimbursed or recouped during the current fiscal year by ING Investments, LLC is shown under the heading "Waivers, Reimbursements and Recoupments." The expense limits will continue through at least March 1, 2010 for Greater China Fund,
     International SmallCap Multi-Manager Fund and Global Bond Fund. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of an expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement. For more information regarding the expense limitation agreement, please see the SAI. Pursuant to a side agreement dated May 30, 2008, the expense limits for ING Greater China Fund is 2.10% for Class O shares through March 1, 2010. There is no guarantee that this side agreement will continue after that date. This side agreement will only renew if ING
     Investments, LLC elects to renew it.

(5)  Amount represents less than 0.01% and is included in Other Expenses.

(6)  Includes 0.28% of non-recurring offering expenses for ING Global Bond Fund.
     Excluding this amount, Total Fund Operating Expenses would have been 1.18%

                                       14

CLASS O SHARES EXAMPLE

The Example that follows is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invested $10,000, that you reinvested all your dividends, that the Fund earned an average annual return of 5% and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate - actual expenses and performance may vary.

                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Greater China Fund                           $       194      600      1,032      2,233

-------------------------------------------
 International SmallCap Multi-Manager Fund    $       153      474        818      1,791

-------------------------------------------
 Global Bond Fund(1)                          $        92      347        622      1,407

-------------------------------------------

(1)  The Examples reflect the expense limitation agreements/waivers for the one-year and the first year of the three-, five-, and ten-year periods.

                                       15

MORE INFORMATION ABOUT RISKS

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds may invest in these securities or use these techniques as part of the Fund's principal investment strategies.
However, the Adviser or Sub-Adviser of a Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategies.

PRINCIPAL RISKS

The principal risks of investing in each Fund are discussed in the sections describing each Fund, above, and are discussed further below. While this section is intended to highlight the principal risks of investing in each Fund, a Fund that is not identified below may nonetheless engage in the investment strategies discussed in this section as part of its non-principal investment strategy. When engaging in such a non-principal strategy, a Fund is subject to the risk associated with that investment. Investors should see the SAI for more information about the principal and other investment strategies employed by each Fund.

ADDITIONAL RISK OF INVESTING IN ING GREATER CHINA FUND. There can be no
assurance that certain of the companies in which the Fund may invest will not have dealings with countries identified by the U.S. State Department as state sponsors of terrorism or countries subject to sanctions administered by the
U.S. Treasury Department's Office of Financial Assets Control. Any such company may suffer damage to its business or reputation that may negatively affect its share price.

Investments in Hong Kong or Taiwan could be adversely affected by their political and economic relationship with China. In addition, the willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain, and changes in government policy could significantly affect the markets in both Hong Kong and China. A small number of companies and industries represent a large portion of the Greater China market as a whole.
Consequently, the Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. issuers. In addition, currency issues and economic competition also can significantly affect economic growth in Hong Kong, Taiwan and China, and the Taiwanese economy can be significantly affected by the security threats from the People's Republic of China.

BORROWING (ING GLOBAL BOND FUND). Borrowing may exaggerate the affect of any increase or decrease in the value of securities or the NAV of the Fund and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

CONVERTIBLE SECURITIES (GREATER CHINA FUND AND INTERNATIONAL SMALLCAP
MULTI-MANAGER FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security and as such, is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. The Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

CORPORATE DEBT SECURITIES (GREATER CHINA FUND AND GLOBAL BOND FUND). Corporate
debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity.
When interest rates decline, the value of the Fund's debt securities can be expected to rise and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed-income securities.
Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's
"interest rate risk" or "volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a

                                       16

bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

DERIVATIVES (ALL FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or the Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results such as a loss or a reduction in gains.

EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices;
overburdened infrastructure and obsolete or unseasoned financial systems;
environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

FOREIGN SECURITIES {MORE INFO RISKS FOREIGN SECS FUNDS UNIFIED INTL}. There are
certain risks in owning foreign securities, including those resulting from:
fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies;
settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of assets of the
Funds, including the withholding of dividends.

Each Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases result in losses to the Fund. The risks of investing in foreign securities may be greater for emerging market investments.

ADRs, EDRs, GDRs and IDRs (collectively, "depositary receipts") are viewed as investments in the underlying securities which they represent, and therefore are subject to the risks of foreign investments. Even when denominated in U.S.
dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. There can be no assurance that the price of depositary receipts will always track the price of the underlying foreign security.

GEOGRAPHIC CONCENTRATION (GREATER CHINA FUND). The Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.
The Fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

To the extent that the Fund invests significantly in one geographic region or country, the Fund may be more sensitive to economic and other factors in that geographic region or country than a more geographically diversified fund.

HIGH-YIELD, LOWER-GRADE DEBT SECURITIES (GLOBAL BOND FUND). Investments in
high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities,

                                       17

but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments.
The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield debt securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield debt securities.

INITIAL PUBLIC OFFERINGS ("IPO'S") (GREATER CHINA FUND). IPOs and offerings by companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Stocks of some newly-public companies may decline shortly after the initial public offerings.

MORTGAGE-RELATED SECURITIES (GLOBAL BOND FUND). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase.
Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund.
Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations, and thus, are subject to risk of default.

NON-DIVERSIFIED INVESTMENT COMPANY (GREATER CHINA FUND AND GLOBAL BOND
FUND). Each Fund is classified as a non-diversified investment company under the 1940 Act, which means that a Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause a Fund's share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund may invest in other investment companies to the extent permitted by the 1940 Act and the rules thereunder. These may include exchange-traded funds ("ETFs") and Holding
Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's
Depositary Receipts ("SPDRs"), PowerShares QQQ(TM)("QQQQ"), Dow Jones Industrial
Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds
("iShares"). The main risk of investing in other investment companies
(including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because each Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees.) Additional risks of investments in ETFs include: (i)
an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, a Fund may invest its assets in ING Institutional Prime Money Market Fund and/or one or
more other money market funds advised by ING affiliates ("ING Money Market
Funds"). A Fund's purchase of shares of an ING Money Market Fund will result in the Fund paying a proportionate share of the expenses of the ING Money Market
Fund. A Fund's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Fund invests resulting from the Fund's investment into the ING Money Market Fund.

RESTRICTED AND ILLIQUID SECURITIES (GREATER CHINA FUND). If a security is illiquid, the Fund might be unable to sell the security at a time when the
Adviser or the Sub-Adviser might wish to sell and the security could have the effect of decreasing the

                                       18

overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e. securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid although they may be less liquid than registered securities traded on established secondary markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS (ING GLOBAL BOND FUND). A
reverse repurchase agreement or dollar roll involves the sale of a security with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund's NAV will decline faster than otherwise would be the case.
Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield. However, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.

RULE 144A SECURITIES (GREATER CHINA FUND). Rule 144A securities are securities that are not registered but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets.

SMALL - AND MID - CAPITALIZATION COMPANIES (ALL FUNDS). Investments in small-
and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

INABILITY TO SELL SECURITIES (ALL FUNDS). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

LEVERAGE RISK (GLOBAL BOND FUND). Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's assets.

PORTFOLIO TURNOVER (GLOBAL BOND FUND). The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its respective investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, which may have an adverse effect on the performance of the
Fund, and is likely to generate more taxable short-term gains for shareholders.

OTHER RISKS

INTERESTS IN LOANS. A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

INVESTMENT BY FUNDS-OF-FUNDS. A Fund's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the
ING Funds family. In some cases, a Fund may serve as a primary or significant investment

                                       19

vehicle for a fund-of-funds. From time to time, a Fund may experience large inflows or redemptions due to allocations or rebalancings by these funds-of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management.
For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or portfolio manager will monitor transactions by the funds-of funds and will attempt to minimize any adverse effects on the Portfolio and funds-of-funds as a result of these transactions. So long as a Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

MANAGEMENT. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds but there can be no guarantee that these will produce the desired results.

Many sub-advisers of equity funds employ styles that are characterized as
"value" or "growth." However, these terms can have different application by different managers. One sub-adviser's value approach may be different from another, and one sub-adviser's growth approach may be different from another.
For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or "deeper discount" to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

PAIRING-OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

REPURCHASE AGREEMENT. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed-upon date and price. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop.
If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS. Obligations issued by some U.S.
government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage
Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage and rating limitations in this Prospectus apply at the time of investment.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund
anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve its investment objective.

                                       20

MANAGEMENT OF THE FUNDS

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING
Investments has overall responsibility for the management of the Funds. ING
Investments provides or oversees all investment advisory and portfolio management services for the Funds.

ING Investments is registered with the SEC as an investment adviser. ING
Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING
Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in
Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments became an investment management firm in April, 1995.

As of March 31, 2008, ING Investments managed approximately $49.7 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road,
Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fees to be paid by the Funds, for the current fiscal year as a percentage of the Fund's average daily net assets:

                                         MANAGEMENT
FUND                                        FEES
 Greater China Fund                         1.15%
 Global Bond Fund                           0.40%
 International SmallCap Multi-Manager       0.95%
Fund

For information regarding basis of the Board's approval of the investment advisory and investment sub-advisory contracts for the Funds, please refer to the Funds' semi-annual shareholder report that will be dated April 30, 2008.

SUB-ADVISERS

ING Investments has engaged one or more sub-advisers to provide the day-to-day management of the Fund's portfolio. These sub-advisers are affiliates of ING
Investments.

ING Investments acts as a "manager-of-managers" for the Funds. ING Investments delegates to the sub-advisers of the Funds the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-advisers of the Funds.

From time to time, ING Investments may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the
Funds' Board. It is not expected that ING Investments would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. The Funds and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Funds' Board, to appoint additional non-affiliated sub-advisers or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Funds' shareholders. A Fund will notify shareholders of any change in the identity of the sub-adviser of the Fund. In this event, the name of a Fund and its investment strategies may also change.

Under the terms of a sub-advisory agreement, an agreement can be terminated by either ING Investments or a Fund's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of a Fund.

ING GREATER CHINA FUND

ING INVESTMENT MANAGEMENT ASIA/PACIFIC (HONG KONG) LIMITED

ING Investment Management Asia/Pacific (Hong Kong) Limited ("IIM Asia Pacific"
or "Sub-Adviser") serves as Sub-Adviser to ING Greater China Fund. IIM Asia
Pacific is a company belonging to ING Groep whose registered office is at 39/F
One International Finance Centre, 1 Harbour View Street, Central, Hong Kong.
IIM Asia Pacific is registered with the SEC as an investment adviser. IIM Asia
Pacific operates under the collective management of ING Investment Management
("IIM") and had assets under management of approximately $117 billion as of
March 31, 2008.

The following individuals are jointly responsible for the day-to-day management of ING Greater China Fund, since December 2005:

Nick Toovey, CFA, joined IIM Asia Pacific in October 2003 as Regional Head of
Equities for Asia Pacific. Mr. Toovey oversees all investments for the Fund and has over 22 years of experience in equity investment management. He joined IIM
Asia Pacific from Merrill Lynch Investment Managers in Singapore.

                                       21

Prior to that he was with Mercury Asset Management in London, which was later acquired by Merrill Lynch and has been responsible for the management of Asian
Equity portfolios since 1997.

Bratin Sanyal joined IIM Asia Pacific in Hong Kong as Head of Asian Equity
Investments in August 2004. He is responsible for the supervision of the management of the Fund. Mr. Sanyal has worked for ING for 13 years in New York,
Amsterdam, Luxembourg and The Hague and has been directly involved in the management of Asian and emerging market equity portfolios for 11 years.

Oscar Leung Kin Fai, CFA, joined IIM Asia Pacific in August 2001 as a Senior
Investment Manager and assists with the management of the Fund. Prior to joining IIM Asia Pacific, Mr. Leung was a Senior Investment Manager at ING Life
Insurance Co. for three years.

Michael Hon Lung Chiu, CFA, joined IIM Asia Pacific in April 2004. He is responsible for the daily management of the Fund and for decisions relating to purchases of individual securities. Reporting to Mr. Bratin Sanyal, Head of
Asian Equity Investments for IIM Asia Pacific, Mr. Chiu is responsible for equity research for the North Asian markets including Taiwan, Hong Kong, China and Korea. He is currently managing a Greater China Fund as well as Australian based accounts which principally invest in the developed markets of Asia. Mr.
Chiu has been covering the Asian stock markets since he joined the industry 8 years ago and he contributes to the investment team in the stock selection process. Prior to joining IIMA Asia Pacific, Mr. Chiu was an Assistant Vice
President, Asia Ex-Japan Equities, at Credit Suisse Asset Management since
2002. Before joining Credit Suisse Asset Management, he was an Investment
Analyst at Investec Guinness Flight from 1999 to 2002.

PERFORMANCE OF A SIMILAR MUTUAL FUND MANAGED BY THE IIM ASIA PACIFIC INVESTMENT
TEAM

The tables below are designed to show how a substantially similar mutual fund
("Comparable Fund") managed by the IIM Asia Pacific investment team managing
ING Greater China Fund performed over various periods in the past. The
Comparable Fund has investment objectives, policies, and strategies substantially similar to those of ING Greater China Fund. Annual returns of the
Comparable Fund reflect the expenses of that Fund, which may differ from the expenses of ING Greater China Fund.

The table below shows the returns for the Comparable Fund compared to the
Morgan Stanley Capital International All Countries Golden Dragon Index ("MSCI
All Countries Golden Dragon Index") for the one-, three-year and since inception periods ended December 31, 2007 and on an annual basis as of December
31, of prior years. This information is designed to demonstrate the historical track record of the IIMA Asia Pacific investment team with respect to the
Greater China strategy. It does not indicate how ING Greater China Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                           (AS OF DECEMBER 31, 2007)

                                                              MSCI
                        COMPARABLE         COMPARABLE     ALL COUNTRIES
                         FUND (%)           FUND (%)         GOLDEN
                          (AT MAX           (WITH NO         DRAGON
                     SALES CHARGE)(2)    SALES CHARGE)     INDEX(3)(%)
One Year                  33.88%             42.05%           37.63%
Three Years               31.00%             33.61%           28.11%
Since Inception
   (05/23/2003)(4)        32.15%             33.86%           30.95%

                            ANNUAL TOTAL RETURNS(1)
                        (AS OF DECEMBER 31 OF EACH YEAR)

                                MSCI
           COMPARABLE       ALL COUNTRIES
            FUND (%)           GOLDEN
            (WITH NO           DRAGON
         SALES CHARGE)      INDEX(3) (%)
2007         42.05%            37.63%
2006         52.41%            39.06%
2005         10.59%             9.86%
2004         13.98%            13.98%

(1)  The performance reflected of the Comparable Fund has been calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. This presentation shows performance of a comparable mutual fund sub-advised by IIM Asia Pacific. The gross returns for the
     Comparable Fund in the Average Annual Total Returns table and the Annual
     Total Return table were adjusted to reflect the deduction of the net operating expenses for Class A shares of ING Greater China Fund. Net operating expenses include investment advisory fees, distribution and service (Rule 12b-1) fees, custodial fees, brokerage commissions and execution costs, and other expenses, without the provision for any applicable federal or state income taxes.

(2)  Reflects the deduction of the maximum applicable Class A sales charge of
     5.75%.

(3)  The MSCI All Countries Golden Dragon Index is a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(4)  The index return for the MSCI All Countries Golden Dragon Index is for the
     period beginning June 1, 2003.

ING GLOBAL BOND FUND

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut
corporation, serves as the Sub-Adviser to ING Global Bond Fund. ING IM is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Fund's Board.

                                       22

Founded in 1972, ING IM is registered with the SEC as an investment adviser.
ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments.

As of March 31, 2008, ING IM managed approximately $71.1 billion in assets. The principal office of ING IM is 230 Park Avenue, New York, New York 10169.

ING GLOBAL BOND FUND

The following individual is responsible for the day-to-day management of ING
Global Bond Fund:

James B. Kauffmann, Portfolio Manager, has been with ING IM since 1996 and has managed the Fund since June 2006. Mr. Kauffmann heads ING IM's fixed-income investment team, which is responsible for the development of major investment themes and sets targets for varous portfolio characteristics in accounts managed by ING IM, including for the Fund. Prior to joining ING IM, he was a senior fixed-income portfolio manager with Alfa Investments Inc., worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND

THE MULTI-MANAGER APPROACH

For the period March 2005 to November 1, 2006, Acadian Asset Management LLC was
the sub-adviser of ING International SmallCap Multi-Manager Fund. For the
period November 1, 2006 to December 17, 2007, two sub-advisers were used to manage the Fund's assets - Acadian Asset Management LLC ("Acadian") and
Batterymarch Financial Management, Inc. ("Batterymarch"). Effective December
17, 2007, three sub-advisers are used to manage the Fund's assets -  Acadian,
Batterymarch and Schroder Investment Management North America Inc.
("Schroders"). Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage.

Effective November 1, 2006, approximately $20 million of the Fund's assets were managed by Batterymarch. Generally 75% of new assets into the Fund were allocated to Batterymarch for management and the remainder of new assets were allocated to Acadian for management. On or about December 17, 2007, approximately $25 million of the Fund's assets was transferred from the
Batterymarch sleeve to the Schroders sleeve. Initially, all daily net positive cash flows into the Fund will be allocated to Schroders for management. On days with negative net cash flow, outflows will come from Schroders. The Adviser may change the allocation of the Fund's assets between the sub-advisers as it determines necessary to pursue the Fund's investment objective.

ACADIAN ASSET MANAGEMENT LLC

Acadian Asset Management LLC ("Acadian" or "Sub-Adviser"), serves as a
Sub-Adviser to ING International SmallCap Multi-Manager Fund. Acadian is a
registered investment adviser and a wholly-owned subsidiary of Old Mutual Asset
Managers (US) LLC which is ultimately owned by Old Mutual plc.

Acadian is a Boston-based investment management firm specializing in active global and international equity strategies. Acadian was founded in 1986 and over the last two decades the firm has served some of the world's largest and most sophisticated fund sponsors. Acadian invests on behalf of major pension funds, endowments, foundations and other institutions based in the United
States and abroad. The firm also serves individual investors.

Acadian employs a quantitative, active, bottom-up investment process that combines stock and region/industry goup valuation to arrive at a return forecast for each of the 25,000 securities in its global universe. Their investment philosophy is that markets are inefficient, creating discrepancies between a stock's intrinsic value and its market price, and that disciplined valuation techniques applied to a very broad universe of stocks can identify undervalued securities that are likely to rise in price.

As of March 31, 2008, Acadian had assets under management of approximately
$75.7 billion. The principal address of Acadian is One Post Office Square, 20th
Floor, Boston, MA 02109.

The following individuals have been jointly responsible for the day-to-day management of the Acadian portion of ING International SmallCap Multi-Manager
Fund, since March 2005:

John R. Chisholm, CFA, Executive Vice President and Co-Chief Investment
Officer, joined Acadian in July 1987. He is responsible for actively managing
Acadian portfolios and developing quantitative techniques to value markets and securities.

Matthew J. Cohen, CFA, Senior Vice President and Portfolio Manager, joined
Acadian in October 1994. He specializes in quantitative equity valuation techniques and manages the processes and data that drive Acadian's investment approach.

BATTERYMARCH

Batterymarch, a wholly-owned, independently managed subsidiary of Legg Mason,
Inc., which has served as a sub-adviser to the Fund since November 2006, is located at John Hancock Tower 200 Clarendon Street, 49th Floor, Boston,
Massachusetts 02116. As of March 31, 2008, Batterymarch had assets under management of $26.5 billion.

                                       23

Batterymarch uses a team approach to investment management, with portfolio managers working collaboratively and sharing responsibility for investment decisions. Batterymarch utilizes a quantitative investment process. Portfolio managers are involved in the development of investment models that are the primary driver in the portfolio management process. The investment teams are responsible for the implementation of the models and the construction and management of client account portfolios.

The investment teams are organized according to investment mandate and are responsible for managing all accounts in accordance with their respective mandate. The portfolio managers have oversight responsibility for the work done by the quantitative analysts, including factor research, development and testing and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution.

Batterymarch's international investment team is led by Charles F. Lovejoy, CFA.
As team leader, he is primarily responsible for the international investment team's portfolio management.

The following individuals are jointly responsible for the day-to-day management of ING International SmallCap Multi-Manager Fund's assets allocated to
Batterymarch.

Charles F. Lovejoy, CFA, Director and Senior Portfolio Manager, joined
Batterymarch in 1992 as a portfolio manager and was promoted to director of the
International team in 2006. Mr. Lovejoy has managed the Fund since November
2006. Before joining Batterymarch, Mr. Lovejoy managed international and emerging markets portfolios for Boston International Advisors and headed the quantitative research group at Putnam Management Company, with responsibilities for portfolio management and product development as well as quantitative research for U.S., international and emerging markets. Former president of the
Boston Security Analysts Society and the Boston Quantitative Discussion Group,
Mr. Lovejoy was also a director of the International Society of Financial
Analysts. He has 26 years of investment experience.

Christopher W. Floyd, CFA, Portfolio Manager, joined Batterymarch in 2000 as a quantitative analyst and became a portfolio manager in 2003. Mr. Floyd has managed the Fund since November 2006. Prior to Batterymarch, Mr. Floyd held responsibilities at Cigna Investment Management, Urban & Associates, Inc. and
Bay State Federal Savings Bank. He has 8 years of investment experience.

SCHRODERS INVESTMENT MANAGEMENT NORTH AMERICA, INC.

Schroders Investment Management North America Inc. ("Schroders") or
("Sub-Adviser"), has been a registered investment adviser, together with its predecessor, since 1968, and is a part of a worldwide group of financial services companies. Schroders currently serves as an investment adviser to other mutual funds and a broad range of institutional investors. As of March
31, 2008, Schroders, together with its affiliated companies, managed approximately $260 billion in assets. The day-to-day investment decisions for the Fund are made by Schroder Investment Management North American Limited
("Schroder Limited"), which serves as a sub-sub-adviser to the Fund. Schroders plc, organized in 1804 is the ultimate parent company of Schroders and
Schroders Limited. Schroders Limited is located at 31 Gresham Street, London
EC2V 7QA, England.

The following individual is primarily responsible for the day-to-day management of the Schroder portion of ING International SmallCap Multi-Manager Fund.

Matthew Dobbs, Portfolio Manager, has managed the Fund since December 2007. Mr.
Dobbs joined Schroders in 1981 and is Head of Global Small Cap Equities for
Schroder plc and Schroder Ltd and a member of the Global/EAFE equity team.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Funds.

                                       24

INVESTING IN THE FUNDS

OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES

ShareBuilder Securities Corporation ("ShareBuilder Securities") is a subsidiary of ING DIRECT (ING Bank, fsb.).

HOW TO OPEN AN ACCOUNT

If you are a new investor, you must open a ShareBuilder Securities brokerage account by applying online at www.sharebuilder.com. Fees in addition to those discussed in this Prospectus may also apply.

The minimum initial investment amounts for Class O shares of the Funds are as follows:

     .    Non-retirement accounts: $1,000

     .    Retirement accounts/Education Savings Accounts ("ESAs"): $250

     .    There are no investment minimums for any subsequent purchase

If you are unable to invest at least $1,000 per Fund ($250 for retirement accounts/ESAs) to start, you may open your account for as little as $100 and
$100 per month using the Automatic Investment Plan ("AIP"). An AIP will allow you to invest regular amounts at regular intervals until you reach the required initial minimum.

A Fund, ING Funds Distributor, LLC or ShareBuilder Securities reserves the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, cashiers checks, money orders and checks drawn on non-U.S.
banks (even if payment may be effected through a U.S. bank) generally will not be accepted. Each Fund or ING Funds Distributor, LLC reserves the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of a Fund. Each Fund, ING Funds Distributor, LLC or
ShareBuilder Securities reserves the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000
($250 for retirement accounts/ESAs).

CLASS O ELIGIBILITY

Class O shares are offered to:

..    Customers purchasing shares through ShareBuilder Securities.

..    Members of such other groups as may be approved by the Board from time to time.

                                       25

HOW TO BUY SHARES

               TO OPEN A SHAREBUILDER
              SECURITIES BROKERAGE ACCOUNT           TO PURCHASE ADDITIONAL SHARES

-----------   -----------------------------------   ---------------------------------------------
 ONLINE       Complete your application online      Log onto your account at
              at www.sharebuilder.com               www.sharebuilder.com, navigate to the
                                                    TradeMutual Funds page and select the
                                                    "Buy" option.

-----------   -----------------------------------   ---------------------------------------------
 BY PHONE                                           You may purchase additional shares by
                                                    calling 1-866-590-7629. Please note that
                                                    additional fees may apply for phone orders.

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request as described below.

Redemption requests may be made in any amount online or by telephone. Please visit www.sharebuilder.com for specific instructions on how to sell shares and disburse proceeds. A medallion signature guarantee may be required if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer
Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that a notary public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, a
Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a
Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the
Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.

The Funds normally intend to pay in cash for all shares redeemed, but under abnormal conditions that make payments in cash unwise, the Funds may make payments wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Funds could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of their net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

 ONLINE             Log onto your account at www.sharebuilder.com, navigate to the Trade Mutual
                    Funds page and select the "Sell" option.

-----------------   ---------------------------------------------------------------------------------
 REDEMPTIONS BY     You may redeem shares by calling 1-866-590-7629. Please note that additional fees
TELEPHONE           may apply for phone orders.

                                       26

TIMING OF REQUESTS

Orders that are received by the Funds' Transfer Agent, or as otherwise provided below, before the close of regular trading ("Market Close") on the New York
Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) will be processed at the net asset value ("NAV") per share calculated that business day. Orders received after the close of regular trading on the NYSE will be processed at the NAV calculated on the following business day.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

Class O shares of the Funds are only offered through ShareBuilder Securities.
More information may be found on the firm's website by going to
www.sharebuilder.com. The Funds offer additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for that share class.

BUSINESS HOURS Fund representatives are available from 9:00 a.m. to 4:00 p.m.
Eastern time Monday through Friday.

NET ASSET VALUE The NAV per share for each class of each Fund is determined each business day as of Market Close. The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the
Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open.
Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

When market quotations are not available or are deemed unreliable, a Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Funds' Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

..    Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

..    Securities of an issuer that has entered into a restructuring;

..    Securities whose trading has been halted or suspended;

..    Fixed-income securities that have gone into default and for which there are no current market value quotations; and

..    Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the
Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determines their NAV per share.

                                       27

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds, ING Funds Distributor, LLC or a third-party selling you the Funds must obtain the following information for each person that opens an account:

..    Name;

..    Date of birth (for individuals);

..    Physical residential address (although post office boxes are still permitted for mailing); and

..    Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUNDS, ING FUNDS DISTRIBUTOR, LLC AND OTHER FINANCIAL
INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING
INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF
THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

EXCHANGE PRIVILEGES There is no fee to exchange shares from one Fund to another
Fund offering the same share class. When you exchange shares, your new Fund shares will be in the same class as your current shares.

FREQUENT TRADING - MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market but before the time a Fund computes its current NAV causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as
"price arbitrage." Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the
Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, a Fund that holds thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the
Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies. However, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Funds' Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders may make exchanges among their accounts with ING Funds 4 times each year. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for these purposes. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January
1 of each year, the limit restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Funds reserve the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Funds also reserve the right to modify the frequent trading - market

                                       28

timing policy at any time without prior notice, depending on the needs of the
Funds and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the
Funds reserve the right to take any necessary action to deter such activity.
Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the
Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

In some cases, the Funds will rely on the intermediaries' excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Funds are used in certain retirement plans offered by affiliates. With trading information received as a result of agreements, the Funds may make a determination that certain trading activity is harmful to the Funds and their shareholders even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in one of the Funds may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

ADDITIONAL SERVICES Each Fund offers the following additional investor services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the
SAI or call ShareBuilder Securities at 1-800-747-2537 for additional details.

AUTOMATIC INVESTMENT  You can make automatic investments in each Fund.

TAX-DEFERRED RETIREMENT PLANS  Each Fund may be used for investment by individual retirement accounts ("IRAs"), including Roth IRAs.

Purchases made in connection with IRA accounts may be subject to additional fees. Please visit www.sharebuilder.com to access the current pricing schedule.

EDUCATION SAVINGS ACCOUNTS ("ESAS") Each Fund may be used for investment in
ESAs. Please see the ShareBuilder Securities pricing and rates schedule at
www.sharebuilder.com for details on the fees associated with these accounts.

HOW WE COMPENSATE INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by ING Funds Distributor, LLC ("Distributor").
The Distributor is a broker-dealer that is licensed to sell securities. The
Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each
ING mutual fund also has an investment adviser ("Adviser") which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, "ING") may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the Financial Industry Regulatory Authority
("FINRA") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Fund's Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the Shareholder Servicing Payments made by a Fund under the
Shareholder Servicing (12b-1) agreement. The payments made under this arrangement are paid by the Adviser or the Distributor. Additionally, if a Fund
is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions, including affiliated entities.
These additional fees paid to intermediaries may take the following forms: (1)
a percentage of that entity's customer assets invested in ING mutual funds; or
(2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's

                                       29

satisfaction of the required conditions, be periodic and may be up to: (1)
0.30% per annum of the value of the Fund's shares held by the broker-dealer's customers; or (2) 0.20% of the value of the Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the
Distributor could pay a maximum of $30 on those assets. If you invested
$10,000, the Distributor could pay a maximum of $20 for that sale.

The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by those broker-dealers for their customers. Sub-advisers of the Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: A.G. Edwards & Sons, Inc.; Bear Stearns Securities Corp;
Charles Schwab & Co; Citigroup Global Markets; Directed Services LLC; Financial
Network Investment; First Clearing, LLC; H&R Block Financial Advisors; ING
DIRECT Securities, Inc.; ING Financial Advisors; ING Life Insurance and Annuity
Company; Linsco Private Ledger Financial; Merrill Lynch; MS & Co. ("Morgan
Stanley"); Multi Financial Securities; National Financial Services Corporation;
Oppenheimer & Co.; Pershing, LLC; Primevest Financial Services, Inc.;
Prudential Investment Management Services; Raymond James Financial Services;
RBC Dain Rauscher, Inc.; UBS Financial Services, Inc.; Wachovia Securities; and
Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

                                       30

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS Dividends are normally expected to consist of ordinary income.
Dividends, if any, are declared and paid annually.

CAPITAL GAINS DISTRIBUTIONS Capital gains distributions, if any, are paid on an annual basis.

Both income dividends and capital gains distributions are paid by the Funds on a per share basis. As a result, at the time of this payment, the share price of the Funds will be reduced by the amount of the payment.

DISTRIBUTION OPTIONS When completing your application, you must select one of the following three options for dividends and capital gains distributions:

..    FULL REINVESTMENT Both dividends and capital gains distributions from a
     Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

..    CAPITAL GAINS REINVESTMENT Capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

..    ALL CASH Dividends and capital gains distributions will be paid in cash.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call ShareBuilder Securities at 1-800-747-2537 or speak to your investment professional. We will begin sending you individual copies thirty
(30) days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter.
The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., each Fund will post the quarter ending June 30 holdings on August 1). Each Fund's portfolio holdings schedule will, at a minimum, remain available on the Fund's website until a Fund files a Form N-CSR or Form
N-Q with the SEC for the period that includes the date as of which the website information is current. Each Fund's website is located at www.ingfunds.com.

TAX INFORMATION

The following information is meant as a general summary for U.S. shareholders.
Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Funds.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional
Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Current tax law (which is currently scheduled to apply through 2010) generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock.
Although these rate reductions do not apply to corporate taxpayers, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by a
Fund. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

..    Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

..    Note that distributions of earnings from dividends paid by certain
     "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

..    A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

..    Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

                                       31

..    Distributions of certain long-term gains from depreciable real estate are taxed at a minimum rate of 25%.

..    The maximum 15% tax rate for individual taxpayers on long-term capital gains and qualifying dividends is currently scheduled to apply through
     2010. In the absence of further Congressional action, for the calendar years after 2010, the maximum rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the
IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S.
federal income tax liability.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would permit each shareholder: (1) to credit this amount; or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. Each Fund will notify you if it makes this election.

Please see the SAI for further information regarding tax matters.

                                       32

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Because Class O shares of the Funds had not commenced operations as of May 31,
2007 (the Funds' fiscal year end) financial highlights are presented for Class
A shares of the Funds.

The financial highlights tables on the following pages are intended to help you understand each Fund's Class A shares' financial performance for the past five years or, if shorter, the period of the Class' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a share of the Funds (assuming reinvestment of all dividends and distributions). A report of the Funds' independent registered public accounting firm, along with the Funds' financial statements, is included in the Funds'
annual shareholder report which is incorporated by reference into the SAI and is available upon request.

                                       33

ING GREATER CHINA FUND                                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, in the Fund's annual shareholder report dated as of October 31,
2007 which have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                CLASS A
                                                 -------------------------------------
                                                                          DECEMBER 21,
                                                                           2005(1)TO
                                                 YEAR ENDED OCTOBER 31,   OCTOBER 31,
                                                          2007                2006
                                                 ----------------------   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period       $             12.49                10.00
Income from investment operations:
Net investment income                      $              0.07                 0.06
Net realized and unrealized gains on       $             11.93                 2.43
 investments and foreign currency related
transactions
Total from investment operations           $             12.00                 2.49
Less distributions from:
Net investment income                      $              0.06                   --
Net realized gains on investments          $              0.00*                  --
Total distributions                        $              0.06                   --
Net asset value, end of period             $             24.43                12.49
TOTAL RETURN(2)                            %             96.41                24.90
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)          $            73,804               23,709
Ratios to average net assets:
Expenses(3)                                %              1.91                 2.64
Net investment income(3)                   %              0.54                 0.75
Portfolio turnover rate                    %               109                  108

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

*    Amount is less than $0.005.

                                       34

FINANCIAL HIGHLIGHTS ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND
------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, in the Fund's annual shareholder report dated as of October 31,
2007 which have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                   CLASS A
                                              -------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                              -------------------------------------------------
                                                2007      2006      2005       2004       2003
                                              -------   -------   -------    -------    -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year      $       47.15     37.75     29.27      25.37      18.35
Income from investment operations:
Net investment income                   $        0.31      0.29      0.33*      0.02       0.01
Net realized and unrealized gain on     $       19.25      9.44      8.05       3.86       7.01
 investments and foreign
currency related transactions, net of
Indian capital gains tax
Total from investment operations        $       19.56      9.73      8.38       3.88       7.02
Less distributions from:
Net investment income                   $        0.28      0.33         -       0.00**        -
Total distributions                     $        0.28      0.33         -       0.00**        -
Payment by affiliate                    $          -         -       0.10       0.02          -
Net asset value, end of year            $       66.43     47.15     37.75      29.27      25.37
TOTAL RETURN(1)                         %       41.67     25.91     28.97 +    15.39 ++   38.26
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)         $     523,535   243,020   173,612    154,658    150,043
Ratios to average net assets:
Gross expenses prior to expense         %        1.60      1.66      1.74       1.72       1.94
 reimbursement/recoupment
Net expenses after expense              %        1.60      1.66      1.74       1.75       1.95
 reimbursement/recoupment(2)
Net investment income after expense     %        0.67      0.67      0.98       0.07       0.00**
reimbursement/recoupment(2)
Portfolio turnover rate                 %         93        85        124        106        114

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING
     Investments within three years of being incurred.

*    Calculated using average number of shares outstanding throughout the period.

**   Amount is less than $0.005 or 0.005%.

+    In 2005, 0.34% of the total return on Class A consists of a payment by affiliate. Excluding this item, total return would have been 28.63% on
     Class A.

++   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced total return by 0.07%.

                                       35

ING GLOBAL BOND FUND                                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, in the Fund's annual shareholder report dated as of October 31,
2007 which have been audited by KPMG LLP, an independent registered public accounting firm.

                                                          CLASS A
                                            ------------------------------------
                                                                      JUNE 30,
                                                                      2006(1)TO
                                            YEAR ENDED OCTOBER 31,   OCTOBER 31,
                                                     2007               2006
                                            ----------------------   -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period     $           10.25              10.00
Income from investment operations:
Net investment income                    $            0.31*              0.08*
Net realized and unrealized gain on      $            0.64               0.23
 investments, foreign currency related
transactions, and futures
Total from investment operations         $            0.95               0.31
Less distributions from:
Net investment income                    $            0.43               0.06
Net realized gains on investments        $            0.18                 --
Total distributions                      $            0.61               0.06
Net asset value, end of period           $           10.59              10.25
TOTAL RETURN(2)                          %            9.61               3.13
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $          28,887             25,784
Ratios to average net assets:
Gross expenses prior to expense          %            1.46               1.38
 reimbursement(3)
Net expenses after expense               %            0.90 +             0.90
 reimbursement(3)(4)
Net investment income after expense      %            3.08               2.41
 reimbursement(3)(4)
Portfolio turnover rate                  %             858                451

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING
     Investments within three years of being incurred.

*    Calculated using average number of shares outstanding throughout the period.

+    Impact of waiving the advisory fee for the ING Institutional Prime Money
     Market Fund holding has less than 0.01% impact on the expense ratio.

                                       36

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Funds' annual/semi-annual shareholder report, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds' performance during their last fiscal year, the financial statements and the independent registered public accounting firm's reports (in annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Fund information about the Funds.

To make shareholder inquiries contact:

Call 1-800-747-2537

Or email by visiting www.sharebuilder.com and navigating to HelpContact Us

Visit www.sharebuilder.com for a free copy of the Funds' Prospectus or call
1-800-747-2537 for a free copy of the SAI

Or visit the Funds' website for a free copy of the Funds' annual/semi-annual shareholder reports at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee by contacting the SEC at:

SECURITIES AND EXCHANGE COMMISSION
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: PUBLICINFO@SEC.GOV

Or obtain the information at no cost by visiting the SEC's Internet website at
WWW.SEC.GOV.

When contacting the SEC, you will want to refer to the Funds' SEC file number.
The file number is as follows:

ING Mutual Funds 811-07428
     ING Greater China Fund
     ING International SmallCap Multi-Manager Fund
     ING Global Bond Fund
(0608-060408)

                                       37

PROSPECTUS
CLASS O SHARES

June 4, 2008

ING DIVERSIFIED INTERNATIONAL FUND

This Prospectus contains important information about investing in Class O shares of ING Diversified International Fund ("Fund"). You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the
Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or
any other government agency and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective. As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not
approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

The Fund is a series of ING Mutual Funds ("Company").

This Prospectus is for investors purchasing or considering a purchase of Class
O shares of the Fund. Only certain investors are eligible to purchase Class O shares.

..    SHARES OF THE FUND WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY
     INVESTING IN IT.

..    THERE IS NO GUARANTEE THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

  THE FUND'S INVESTMENTS                            3
     INVESTMENT OBJECTIVE, PRINCIPAL                3
INVESTMENT STRATEGIES, RISKS AND
  PERFORMANCE
  FUND EXPENSES                                     8
  MORE INFORMATION ABOUT RISKS                     14
  MANAGEMENT OF THE FUND                           19
  INVESTING IN THE FUND                            20
     OPENING AN ACCOUNT AND ELIGIBILITY            20
  FOR CLASS O SHARES
     HOW TO BUY SHARES                             21
     HOW TO SELL SHARES                            21
     TIMING OF REQUESTS                            22
     OTHER INFORMATION ABOUT SHAREHOLDER           22
  ACCOUNTS AND SERVICES
     DIVIDENDS AND DISTRIBUTIONS                   26
     TAX INFORMATION                               26
  PERFORMANCE OF THE UNDERLYING FUNDS              28
  FINANCIAL HIGHLIGHTS                             32
  WHERE TO GO FOR MORE INFORMATION         BACK COVER

                                        2

THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

The following pages contain a description of the Fund's investment objective, principal investment strategies employed on behalf of the Fund, and the risks associated with investing in the Fund.

--------------------------------------------------------------------------------
A performance bar chart is provided for the Fund. The bar chart shows changes in the Fund's performance from year to year. The fluctuation in returns illustrates the Fund's performance volatility. The bar chart is accompanied by the Fund's best and worst quarterly returns throughout the years presented in the bar chart.

--------------------------------------------------------------------------------
A table for the Fund shows its average annual total return before and after income taxes. The table also compares the Fund's performance to the performance of a broad based market index. The index is a widely recognized, unmanaged index of securities. The Fund's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Additional information about the Fund's investment strategies and risks is included in the section entitled "More Information About Risks ."

--------------------------------------------------------------------------------
ING Investments, LLC ("ING Investments" or "Adviser") serves as investment adviser to the Fund.

--------------------------------------------------------------------------------
ING Investment Management Co., ("ING IM" or "Consultant") serves as a consultant to the Fund.

--------------------------------------------------------------------------------

                                        3

INTRODUCTION

AN INTRODUCTION TO THE FUND

The Fund seeks to achieve its investment objective by investing in other ING
Funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The Fund is designed to meet the needs of investors who wish to seek exposure to various types of international securities through a single diversified investment.

The Fund invests primarily in a combination of the Underlying Funds that, in turn, invest directly in a wide range of international securities. Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Fund provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see "More
Information on Investment Strategies" on page 10 and "Description of the
Investment Objectives, Main Investments and Risks of the Underlying Funds"
beginning on page 11 of this Prospectus.

Although the Fund is designed to serve as a diversified investment portfolio of international securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Fund in the context of your personal financial situation, investment objectives and other investments.

This Prospectus explains the investment objective, principal investment strategies and risks of the Fund. Reading this Prospectus will help you to decide whether the Fund is the right investment for you. You should keep this
Prospectus for future reference.

AN INTRODUCTION TO THE ASSET ALLOCATION PROCESS

ING Investments, LLC ("ING Investments" or "Adviser") is the investment adviser of the Fund. ING Investments is an indirect, wholly-owned subsidiary of ING
Groep, N.V. ("ING Groep") (NYSE: ING).

ING Investment Management Co. ("ING IM" or "Consultant") is a consultant to ING
Investments. Both ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep. ING Investments and ING IM, working together, have designed the Fund that will be constructed and managed in accordance with the following process:

ING Investments uses an asset allocation process to determine the Fund's investment mix. This asset allocation process can be described as follows:

1. In the first stage, the mix of international equity asset classes that is likely to produce the optimal return for the Fund is estimated. This estimate is made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of international asset classes as well as other financial variables. The mix of international asset classes arrived at for the Fund is called the "Target Allocation." ING IM will review the Target Allocation at least annually and make recommendations to ING Investments regarding proposed changes. ING IM will also provide tactical allocation recommendations to ING Investments, to overweight certain asset classes and style, while underweighting other asset classes. These recommendations are intended to be in response to changing market conditions, and to enable ING
   Investments to shift to those asset classes that are expected to outperform under certain market conditions. ING Investments has set up an Investment
   Committee made up of a team of professionals to consider and review the recommendations of ING IM, and will retain discretion over implementation of ING IM's recommendations, as necessary.

2. ING Investments determines the Underlying Funds in which the Fund invests to attain its Target Allocation. In choosing an Underlying Fund, ING
   Investments considers, among other factors, the degree to which the
   Underlying Fund's holdings or other characteristics correspond to the desired Target Allocation. ING Investments, at any time, may change the
   Underlying Funds in which the Fund invests, may add or drop Underlying
   Funds, and may determine to make tactical changes in the Fund's Target
   Allocation depending on market conditions and ING IM's recommendations. ING
   Investments determines the Target Allocation and the selection of
   Underlying Funds.

3. The Target Allocation may be changed at any time by ING Investments.

The Investment Committee of ING Investments will have sole authority over the asset allocations, investments in particular Underlying Funds (including any
Underlying Funds organized in the future) and the Target Allocation for the
Fund, including determining the transition pattern of the Fund in a timely but reasonable manner based upon market conditions at the time of allocation changes. The pre-defined mixes will be reviewed at least annually and analyzed for consistency with current market conditions and industry trends in consultation with ING IM.

The Fund's stated investment objective is non-fundamental and may be changed by the Fund's Board of Trustees ("Board") without the approval of shareholders.

                                        4

DIVERSIFIED INTERNATIONAL
FUND
--------------------------------------------------------------------------------

ADVISER

ING Investments, LLC

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long term growth of capital. The
Fund's investment objective is not fundamental and may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a combination of Underlying Funds that in turn invest in foreign equity securities of issuers located in a number of different countries, other than the United States. The Adviser seeks to diversify the
Fund's holdings internationally by including Underlying Funds that invest in companies of all market capitalizations, Underlying Funds that invest using a growth or value style and Underlying Funds that invest in companies in both developed countries and countries with emerging securities markets. The Fund's current approximate Target Allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are Target
Allocations, the actual allocations of the Fund's assets may deviate from the percentages shown.

International Core            35%
International Growth        17.5%
International Value         17.5%
International SmallCap        10%
Emerging Markets              15%
International Real Estate      5%

The Fund may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target
Allocation may be changed, at any time, as described under "An Introduction to the Asset Allocation Process."

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

AFFILIATED FUNDS - in managing the Fund, ING Investments will have authority to select and substitute Underlying Funds. ING Investments may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it by some Underlying Funds are higher than fees paid by other
Underlying Funds. However, ING Investments is a fiduciary to the Fund and is legally obligated to act in the Fund's best interests when selecting Underlying
Funds.

ASSET ALLOCATION - assets will be allocated among funds and markets based on judgments made by ING Investments. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other asset classes.
For example, the Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

CONVERTIBLE SECURITIES - the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES - derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of an Underlying Fund and may reduce its returns.

FOREIGN INVESTING - the Fund allocates assets to Underlying Funds that invest in foreign investments. Foreign investments may be riskier than U.S.
investments for many reasons, including: changes in currency exchange rates;
unstable political and economic conditions; a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent an Underlying Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in countries with emerging securities markets.

MARKET TRENDS - from time to time, the stock market may not favor growth or value oriented securities in which an Underlying Fund invests. Rather, the market could favor securities to which an Underlying Fund is not exposed, or may not favor equities at all.

PRICE VOLATILITY - the value of the Fund changes as the prices of the
Underlying Funds' investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk

                                        5

is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund may invest in Underlying Funds that invest in small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

If you would like additional information regarding the Fund's investment strategies and risks or the Underlying Funds' investment strategies and risks please see "More Information on Investment Strategies" beginning on page 10,
"Description of the Investment Objectives, Main Investments and Risks of the
Underlying Funds" beginning on page 11, and "More Information About Risks"
beginning on page 14 of this Prospectus.

                                       6

DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

     HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

Because Class O shares had not commenced operations as of December 31, 2007, the bar chart below provides some indication of the risks of investing in the
Fund by showing changes in the performance of the Fund's Class A shares from year to year. These figures do not reflect sales charges and would be lower if they did.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)

                       (For the period ended December 31)

[GRAPHIC APPEARS HERE]

1998   1999   2000   2001   2002   2003   2004   2005   2006       2007
                                                        24.48      12.04

  Best and worst quarterly performance for Class A shares during this period:

     Best: 4th quarter 2006:    11.66%
    Worst: 4th quarter 2007:    (2.51)%

             The Fund's Class A shares' year-to-date total return
                         as of March 31, 2008: (8.34)%

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)

                   (For the periods ended December 31, 2007)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A shares' performance to that of a broad measure of market performance - the Morgan Stanley Capital International All Country
World ex U.S. IndexSM ("MSCI All Country World ex U.S. IndexSM"). It is not
possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                               5 YEARS
                                                 1 YEAR  (OR LIFE OF CLASS)  10 YEARS
CLASS A RETURN BEFORE TAXES(3)              %     5.57        14.50(2)         N/A
Class A Return After Taxes on               %     5.07        14.19(2)         N/A
 Distributions(3)
Class A Return After Taxes on               %     4.03        12.38(2)         N/A
 Distributions and Sale of Fund Shares(3)
MSCI All Country World ex U.S. IndexSM(4)   %    16.65        21.55(5)         N/A

(1)  Because Class O shares had not commenced operations as of December 31,
     2007, the figures shown provide performance for Class A shares of the Fund.
     Class A shares would have substantially similar annual returns as the Class
     O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class A and
     Class O shares have different expenses.

(2)  Class A shares commenced operations December 21, 2005.

(3)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(4)  MSCI All Country World ex U.S. IndexSM is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5)  The index returns for Class A shares are for the period beginning
     January 1, 2006.

                                       7

FUND EXPENSES

The following table shows the fees and expenses you pay if you buy and hold shares of the Fund. Shareholders of the Fund will indirectly bear the fees and expenses of an Underlying Fund based upon the percentage of the Fund's assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and the Fund's allocation to that Underlying
Fund, will vary from year to year, the fees and expenses paid by the Fund may vary from year to year.

CLASS O SHAREHOLDER FEES

There are no sales charges deducted on purchases of Class O shares, no deferred sales charges applied on redemptions, no sales charges applied to dividend reinvestments, and no exchange fees. The Fund has adopted a Shareholder
Services Plan that allows payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. Because the fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 CLASS O SHARES
                        ANNUAL FUND OPERATING EXPENSES(1)
                  (as a percentage of average daily net assets)

                                                         Service
                                             Management  (12b-1)     Other
                   Fund                         Fees      Fees    Expenses(2)
Diversified International                      0.00%      0.25%      0.30%

-------------------------------------------

                                                 Acquired
                                              (Underlying)   Total Fund         Waivers       Net Fund
                                             Funds Fees and  Operating     Reimbursements    Operating
                   Fund                        Expenses(3)    Expenses   and Recoupments(4)   Expenses
Diversified International                         1.18%         1.73%           (0.26)%        1.47%

-------------------------------------------

(1)  This table shows the estimated operating expenses for Class O shares of the
     Fund as a ratio of expenses to average daily net assets. Because Class O shares of the Fund had not commenced operations as of the date of this
     Prospectus, expenses are based on the actual operating expenses for Class A shares of the Fund, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, the investment adviser to the Fund, has agreed. Actual expenses may be greater or less than estimated.

(2)  ING Funds Services, LLC receives an annual administrative fee equal to
     0.10% of the Fund's average daily net assets.

(3)  The Fund's Acquired (Underlying) Funds Fees and Expenses is based on a weighted average of the fees and expenses of the Underlying Funds in which it invests. The amount of fees and expenses of the Underlying Funds borne by a Fund will vary based on the Fund's allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the
     Fund's fiscal year.

(4)  ING Investments, LLC has entered into a written expense limitation agreement with the Fund, under which it will limit expenses of the Fund, excluding interest, brokerage commissions and expenses and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of the Fund's expenses proposed to be waived, reimbursed or recouped during the current fiscal year by ING Investments,
     LLC is shown under the heading Waivers, Reimbursements and Recoupments. The expense limit will continue through at least March 1, 2010. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of an expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement. For more information regarding the expense limitation agreement, please the SAI.

                                        8

             ACQUIRED (UNDERLYING) FUNDS ANNUAL OPERATING EXPENSES

                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

Because we use a weighted average in calculating expenses attributable to the
Fund, the amount of the fees and expenses of the Class I shares of the
Underlying Funds indirectly borne by the Fund will vary based on the Fund's allocation of assets to, and the annualized net operating expenses of, the particular Underlying Funds during the Fund's fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets) for each Underlying Fund as of October 31, 2007.

CLASS I

                                                NET OPERATING
             UNDERLYING FUND                      EXPENSES
ING Emerging Countries                              1.56%
ING Foreign                                         1.21%
ING Index Plus International Equity                 0.87%
ING International Capital Appreciation              1.15%
ING International Equity Dividend (1)               1.15%
ING International Real Estate                       1.25%
ING International SmallCap Multi-Manager            1.20%
ING International Value Choice                      1.31%

(1)  Indicates the estimated operating expenses for the Fund as a ratio of expenses to average daily net assets. The Fund had not had a full year of operations as of the fiscal year ended October 31, 2007.

CLASS O SHARES EXAMPLE

The Example that follows is intended to help you compare the cost of investing in the Fund, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invested $10,000, in shares of the Fund for the time periods indicated that you reinvested all your dividends, that the Fund earned an average annual return of 5% and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate - actual expenses and performance may vary.

             FUND                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
Diversified International(1)  $      150     520      914     2,019

(1)  The Example reflects the expense limitation agreement/waivers for the one-year period and the first year of the three-, five- and ten-year periods.

                                        9

MORE INFORMATION ON INVESTMENT STRATEGIES

MORE ON THE ASSET ALLOCATION PROCESS

As described earlier in this Prospectus, the Fund pursues its investment objective by investing in a combination of the Underlying Funds. ING
Investments determines the mix of Underlying Funds and sets the appropriate
Target Allocations and ranges for investments in those Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, ING
Investments uses economic and statistical methods to recommend the optimal
Target Allocations and ranges for the Fund, the resulting allocations to the
Underlying Funds, and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following:

(i) the investment objective of the Fund and each of the Underlying Funds;

(ii) economic and market forecasts;

(iii) proprietary and third-party reports and analyses;

(iv) the risk/return characteristics, relative performance, and volatility of
Underlying Funds; and

(v) the correlation and covariance among Underlying Funds.

As market prices of the Underlying Funds' portfolio securities change, the
Fund's actual allocations will vary somewhat from the Target Allocations, although the percentages generally will remain within an acceptable range of the Target Allocation percentages. If changes are made as described above, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. ING Investments will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Fund and the Underlying Funds.

ING Investments intends to rebalance the Fund on at least a quarterly basis, but may rebalance more frequently as deemed appropriate, to attain the Target
Allocation investment allocations. When the Fund receives new investment proceeds or redemption requests, depending on the Fund's current cash reserves,
ING Investments may determine to purchase additional shares or redeem shares of
Underlying Funds. In making those purchases or redemptions, ING Investments will attempt to rebalance the Fund's holdings of Underlying Funds to bring them more closely in line with the Fund's Target Allocations. If ING Investments believes it is in the best interests of the Fund and its shareholders, to deviate from the Target Allocations, it may rebalance more frequently than quarterly, limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS

The Fund seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Fund invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying
Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser, and sub-adviser. This information is intended to provide potential investors in the
Fund with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled
"More Information About Risks" for an expanded discussion of the risks listed below for a particular Underlying Fund.

You should note that over time the Fund will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Fund will be invested in each Underlying Fund at any one time. As a result, the degree to which the Fund may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Fund has invested in the Underlying Fund.

                                       10

DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND

RISKS OF THE UNDERLYING FUNDS

          INVESTMENT                                         INVESTMENT
     ADVISER/SUB-ADVISER          UNDERLYING FUND            OBJECTIVE
INVESTMENT ADVISER:           ING Emerging           Maximum long-term
ING Investments, LLC          Countries Fund         capital appreciation.
SUB-ADVISER:
Brandes Investment
Partners, L.P. ("Brandes")

INVESTMENT ADVISER:           ING Foreign Fund       Long-term growth of
ING Investments, LLC                                 capital.
SUB-ADVISER:
Julius Baer Investment
Management LLC ("Julius
Baer")

INVESTMENT ADVISER:           ING Index Plus         Outperform the total
ING Investments, LLC          International Equity   return performance of
                              Fund                   the Morgan Stanley
SUB-ADVISER:                                         Capital International
ING Investment                                       Europe, Australasia and
Management Advisors B.V.                             Far East(Reg. TM) Index
("IIMA")                                             ("MSCI EAFE(Reg. TM)
                                                     Index") while
                                                     maintaining a market
                                                     level of risk.

          INVESTMENT
     ADVISER/SUB-ADVISER                       MAIN INVESTMENTS                               MAIN RISKS
INVESTMENT ADVISER:           Invests at least 80% of its net assets in          Convertible securities risk,
ING Investments, LLC          securities of issuers located in a number of       emerging markets investments
                              different countries with emerging securities       risk, foreign investing risk,
SUB-ADVISER:                  markets. The Fund may invest in large-,            inability to sell securities risk,
Brandes Investment            mid- and small-sized companies. The Fund           investments in small- and mid-
Partners, L.P. ("Brandes")    holds common stocks, preferred stocks,             capitalization companies risk,
                              American, European and Global depositary           market trends risk, other
                              receipts and convertible securities. The           investment companies risk,
                              Fund will typically invest, at the time of         portfolio turnover risk, price
                              purchase, up to the greater of either: (1)         volatility risk, securities
                              20% of total Fund assets in any particular         lending risk and value investing
                              country or industry at the time of purchase,       risk.
                              or (2) 150% of the weighting of such
                              country or industry as represented in the
                              Morgan Stanley Capital International
                              Emerging Markets Index at the time of
                              purchase. The Fund may invest in other
                              investment companies.

INVESTMENT ADVISER:           Invests at least 80% of its net assets in          Convertible and debt securities
ING Investments, LLC          international equity securities tied               risk, derivatives risk, emerging
                              economically to countries outside the              markets investments risks,
SUB-ADVISER:                  United States. The equity securities in            foreign investing risk,
Julius Baer Investment        which the Fund may invest include                  high-yield, lower-grade debt
Management LLC ("Julius       common and preferred stock, American,              securities risk, inability to sell
Baer")                        European and Global depositary receipts,           securities risk, investments in
                              convertible securities, rights, warrants and       small- and mid-capitalization
                              other investment companies, including              companies risk, other
                              exchange-traded funds. The Fund normally           investment companies risk,
                              has a bias towards larger companies (those         price volatility risk, securities
                              with market capitalizations of $10 billion         lending risk and value investing
                              or greater), but also may invest in smaller        risk.
                              companies. It may invest in emerging
                              markets countries but presently intends to
                              invest no more than 35% in such securities.
                              It may also invest in debt securities of U.S.
                              or foreign issuers of any maturity including
                              up to 10% in high risk and high-yield,
                              non-investment grade instruments. It may
                              invest in derivatives such as futures,
                              options and swaps, and warrants for
                              hedging purposes and to maintain liquidity
                              or increase total return.

INVESTMENT ADVISER:           Invests at least 80% of its net assets in          Convertible securities risk,
ING Investments, LLC          stocks included in the MSCI EAFE(Reg. TM) Index,   derivatives risk, foreign
                              exchange-traded funds and derivatives              investing risk, inability to sell
SUB-ADVISER:                  (including futures and options) whose              securities risk, investments in
ING Investment                economic returns are similar to the MSCI           small- and mid-capitalization
Management Advisors B.V.      EAFE(Reg. TM) Index or its components. It may      companies risk, management
("IIMA")                      also invest in securities that are convertible     risk, other investment
                              into common stocks included in the MSCI            companies risk, portfolio
                              EAFE(Reg. TM) Index. At any one time, the Fund     turnover risk, price volatility
                              holds between 300 and 400 of the stocks            risk and securities lending risk.
                              included in the MSCI EAFE(Reg. TM) Index.

                                       11

         INVESTMENT                                       INVESTMENT
    ADVISER/SUB-ADVISER         UNDERLYING FUND            OBJECTIVE
INVESTMENT ADVISER:         ING International      Capital appreciation.
ING Investments, LLC        Capital Appreciation
                            Fund
SUB-ADVISER:
Hansberger Global
Investors, Inc. ("HGI")

INVESTMENT ADVISER:         ING International      Growth of capital with
ING Investments, LLC        Equity Dividend        dividend income as a
                            Fund                   secondary
SUB-ADVISER:                                       consideration.
ING Investment
Management Advisors B.V.
 ("IIMA")

INVESTMENT ADVISER:         ING International      High total return.
ING Investments, LLC        Real Estate Fund
SUB-ADVISER:
ING Clarion Real Estate
Securities, L.P. ("ING
CRES")

         INVESTMENT
    ADVISER/SUB-ADVISER                    MAIN INVESTMENTS                             MAIN RISKS
INVESTMENT ADVISER:         Invests at least 65% of its assets in equity   Convertible and debt securities
ING Investments, LLC        securities of companies located in a           risk, emerging markets
                            number of different countries, other than      investment risk, foreign
SUB-ADVISER:                the U.S. It may invest in companies of any     investing risk, inability to sell
Hansberger Global           size. It primarily invests in established      securities risk, investments in
Investors, Inc. ("HGI")     foreign securities markets, although it may    small- and mid-capitalization
                            invest in emerging market countries or         companies risk, other
                            developing countries as well. These            investment companies risk,
                            securities include common and preferred        portfolio turnover risk, price
                            stocks, as well as convertible into common     volatility risk and securities
                            stock. It may invest in American, European     lending risk.
                            and Global depositary receipts, as well as
                            certain fixed-income securities. It invests a
                            substantial amount of its assets in foreign
                            investments which are denominated in
                            other currencies besides the U.S. dollar and
                            can be affected by fluctuations in exchange
                            rates. The Fund may invest in other
                            investment companies.

INVESTMENT ADVISER:         Invests at least 80% of its net assets in a    Convertible securities risk,
ING Investments, LLC        portfolio of equity securities of dividend     emerging markets investments
                            paying companies. At least 65% of the net      risk, foreign securities risk,
SUB-ADVISER:                assets of the Fund will normally be            inability to sell securities risk,
ING Investment              invested in equity securities of issuers       lending portfolio securities risk,
Management Advisors B.V.    located in a number of different countries,    market trend risk, other
 ("IIMA")                   other than the U.S., and at least 75% of its   investment companies risk,
                            net assets will normally be invested in        price volatility risk and small-
                            common and preferred stocks, warrants and      and mid-capitalization
                            convertible securities. The Fund may invest    companies risk.
                            in companies of any size. The Fund may
                            invest in companies located in countries
                            with emerging securities markets when the
                            Sub-Adviser believes they present attractive
                            investment opportunities. The Fund may
                            invest in other investment companies.

INVESTMENT ADVISER:         Invests at least 80% of its net assets in a    Emerging markets investment
ING Investments, LLC        portfolio of equity securities of companies    risk, foreign investing risk,
                            that are principally engaged in the real       inability to sell securities risk,
SUB-ADVISER:                estate industry. At least 65% of the Fund's    industry concentration risk,
ING Clarion Real Estate     assets will normally be invested in            market trends risk, non-
Securities, L.P. ("ING      companies located in a number of different     diversification risk, other
CRES")                      countries, other than the U.S. These           investment companies risk,
                            companies may have investments that            portfolio turnover risk, price
                            provide exposure to the U.S. real estate       volatility risk, real estate risk
                            industry. The Fund expects these               and securities lending risk.
                            investments to be in stocks of large-, mid-
                            and small-sized companies, including Real
                            Estate Investment Trusts. The Fund may
                            invest in countries with emerging securities
                            markets. The Fund may invest in other
                            investment companies.

                                       12

         INVESTMENT                                      INVESTMENT
     ADVISER/SUB-ADVISER        UNDERLYING FUND          OBJECTIVE
INVESTMENT ADVISER:          ING International    Maximum long-term
ING Investments, LLC         SmallCap             capital appreciation.
                             Multi-Manager Fund
SUB-ADVISER:
Acadian Asset
Management LLC
("Acadian")
Batterymarch Financial
Management, Inc.
("Batterymarch")
Schroder Investment
Management North
America Inc. ("Schroders")

INVESTMENT ADVISER:          ING International    Long-term capital
ING Investments, LLC         Value Choice Fund    appreciation.
SUB-ADVISER:
Tradewinds Global
Investors, LLC
  ("Tradewinds")

         INVESTMENT
     ADVISER/SUB-ADVISER                    MAIN INVESTMENTS                            MAIN RISKS
INVESTMENT ADVISER:          Invests at least 80% of its net assets in      Convertible securities risk,
ING Investments, LLC         securities of small market capitalization      derivatives risk, emerging
                             companies (defined as those companies that     markets investments risk,
SUB-ADVISER:                 have a market capitalization, at the time of   foreign investing risk, growth
Acadian Asset                purchase, of up to $5 billion). At least 65%   investing risk, inability to sell
Management LLC               of assets will normally be invested in         securities risk, market trends
     ("Acadian")             companies located outside the United           risk, other investment
                             States. It may invest up to 35% of assets in   companies risk, portfolio
Batterymarch Financial       U.S. issuers. Invests primarily in common      turnover risk, price volatility
                             stocks or securities convertible into          risk, securities lending risk,
Management, Inc.             common stock of international issuers, but     small-sized companies risk and
                             may invest from time to time in such           value investing risk.
("Batterymarch")             instruments as forward currency contracts;
                             futures contracts; other investment
Schroder Investment          companies, including exchange-traded
Management North             funds, rights, and American and Global
America Inc. ("Schroders")   depositary receipts. It may invest in
                             companies located in countries with
                             emerging securities markets.

INVESTMENT ADVISER:          Invests at least 65% of its assets in equity   Convertible securities risk,
ING Investments, LLC         securities of issuers located in a number of   derivatives risk, emerging
                             different countries outside the U.S.           markets investments risk,
SUB-ADVISER:                 Generally invests at least 80% of its total    foreign investing risk, inability
Tradewinds Global            assets in common and preferred equities,       to sell securities risk,
Investors, LLC               American, European and Global depositary       investments in small- and mid-
  ("Tradewinds")             receipts, derivatives and convertible          capitalization companies risk,
                             securities. It may invest up to 20% of its     market trends risk, other
                             assets in companies located in countries       investment companies risk,
                             with emerging securities markets. It may       price volatility risk, Rule 144A
                             invest in companies with any market            securities risk, securities
                             capitalization. The Fund may invest up to      lending risk and value investing
                             10% in Rule 144A securities. The Fund          risk.
                             may invest in other investment companies.

                                       13

MORE INFORMATION ABOUT RISKS

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which the
Underlying Funds invest and investment techniques that they use. The following pages discuss the risks associated with certain of the types of securities in which an Underlying Fund may invest and certain of the investment practices that an Underlying Fund may use. For more information about these and other types of securities and investment techniques that may be used by the
Underlying Funds, see the SAI.

ASSET ALLOCATION IS NO GUARANTEE AGAINST LOSS

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the
Fund. Furthermore, ING Investments' allocation of the Fund's assets may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in
Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns by investing in an
Underlying Fund or other mutual funds representing a single asset class than in the Fund.

Assets will be allocated among funds and markets based on judgments made by ING
Investments. There is a risk that the Fund may allocate assets to an asset class or market that underperforms other funds. For example, the Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

PERFORMANCE OF THE UNDERLYING FUNDS WILL VARY

The performance of the Fund depends upon the performance of the Underlying
Funds, which are affected by changes in the economy and financial markets. The value of the Fund changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

TEMPORARY DEFENSIVE POSITIONS

The Fund or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect the Fund or Underlying Fund.
Instead, the Fund or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While the Fund or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. The Fund's or Underlying Fund's defensive investment position may not be effective in protecting its value.

CONFLICT OF INTEREST

In making decisions on the allocation of the assets of the Fund among the
Underlying Funds, ING Investments is subject to several conflicts of interest because it serves as the investment adviser to the Fund and to the Underlying
Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others, and some Underlying Funds may have a sub-adviser that is affiliated with the Adviser, while others do not. ING
Investments may also subsidize the expenses of some of the Underlying Funds, but does not subsidize others. Further, ING Investments may believe that a redemption from an Underlying Fund will be harmful to that fund or to ING
Investments or an affiliate or may believe that an Underlying Fund may benefit from additional assets. Therefore, ING Investments may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than the Fund.

ING Investments has informed the Fund's Board that it has developed an investment process using an Investment Committee that it believes will ensure the Fund is managed in the best interests of the shareholders of the Fund.
Nonetheless, investors bear the risk that ING Investments' allocation decisions may be affected by its conflicts of interest.

PRINCIPAL RISKS

The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

For certain of these Underlying Funds, the risk associated with the strategy is a principal risk. Other Underlying Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks.
Please see the SAI for a further discussion of the principal and other investment strategies employed by each Underlying Fund.

CONCENTRATION. Certain Underlying Funds concentrate (for purposes of the
Investment Company Act of 1940, as amended (the "1940 Act")) their assets in securities related to a particular industry, which means that at least 25% of their respective assets will be invested in these assets at all times. As a result, the Underlying Fund may be subject to greater market fluctuation than an Underlying Fund which has securities representing a broader range of investment alternatives.

                                       14

CONVERTIBLE SECURITIES. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. An Underlying Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of the Underlying Funds' fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline.
Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.
Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause the Underlying Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties;
over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates;
devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers;
accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement;
higher transaction and custody expenses than for domestic securities; and
limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of Underlying Funds, including the withholding of dividends.

Each Underlying Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect Underlying Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency

                                       15

commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the
Underlying Fund. The risks of investing in foreign securities may be greater for countries with an emerging securities market.

ADRs, GDRs and EDRs (collectively, "depositary receipts") are viewed as investments in the underlying securities which they represent, and therefore are subject to the risks of foreign investments. Even when denominated in U.S.
dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. There can be no assurance that the price of depositary receipts will always track the price of the underlying foreign security.

HIGH-YIELD, LOWER-GRADE DEBT SECURITIES. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield debt securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield debt securities.

INABILITY TO SELL SECURITIES. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies.
These less liquid securities could include securities of small- and mid-sized
U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the
Underlying Fund.

NON-DIVERSIFIED INVESTMENT COMPANY. An Underlying Fund classified as a non-diversified investment company under the 1940 Act, means that the
Underlying Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Underlying Fund.
The investment of a large percentage of the Underlying Fund's assets in the securities of a small number of issuers may cause an Underlying Fund's share price to fluctuate more than that of a diversified investment company.
Conversely, even though classified as non-diversified, an Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, an Underlying Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

OTHER INVESTMENT COMPANIES. An Underlying Fund may invest in other companies to the extent permitted by the 1940 Act and the rules thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts
("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"),
PowerShares QQQTM ("QQQQ"), Dow Jones Industrial Average Tracking Stocks
("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees and custodial fees). Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii)
trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit-breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, an
Underlying Fund may invest its assets in ING Institutional Prime Money Market
Fund and/or one or more other money market funds advised by ING affiliates
("ING Money Market Funds"). An Underlying Fund's purchase of shares of an ING
Money Market Fund will result in the Underlying Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Underlying Fund's
Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Underlying Fund invests resulting from the Underlying Fund's investment into the ING Money Market Fund.

REAL ESTATE SECURITIES. Investments in issuers that are primarily engaged in real estate, including REITs, may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks). These companies are sensitive to factors such as changes

                                       16

in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

SMALL- AND MID-CAPITALIZATION COMPANIES. Certain Underlying Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

VALUE INVESTING. Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, an
Underlying Fund may lend portfolio securities in an amount up to 30% or
33 1/3%, depending upon the Underlying Fund, of total Underlying Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When an Underlying Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Underlying Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

PORTFOLIO TURNOVER. Certain Underlying Funds are generally expected to engage in frequent and active trading of portfolio securities to achieve their respective investment objective. A high portfolio turnover rate involves greater expenses to an Underlying Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Underlying Fund.

OTHER RISKS

BORROWING. An Underlying Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of an Underlying Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, an Underlying
Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

MANAGEMENT. Each Underlying Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Underlying Funds, but there can be no guarantee that these will produce the desired results.

Many sub-advisers of equity funds employ styles that are characterized as
"value" or "growth." However, these terms can have different application by different managers. One sub-adviser's value approach may be different from another, and one sub-adviser's growth approach may be different from another.
For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or "deeper discount" to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline;
however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by an Underlying Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations, and thus are subject to risk of default.

PAIRING-OFF TRANSACTIONS. A pairing-off transaction occurs when an Underlying
Fund commits to purchase a security at a future

                                       17

date, and then the Underlying Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Underlying Fund will experience a loss.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by an
Underlying Fund of a security that the seller has agreed to repurchase at an agreed-upon price. If the seller defaults and the collateral value declines, an
Underlying Fund might incur a loss. If the seller declares bankruptcy, an
Underlying Fund may not be able to sell the collateral at the desired time.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, an Underlying
Fund may not be able to sell the security at a time when the Adviser or
Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Underlying Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date.
Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, an Underlying Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield;
however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A "short sale" is the sale by an Underlying Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Underlying Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS. Obligations issued by some U.S.
government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury while obligations issued by others, such as the Federal National Mortgage Association, Federal Home Loan Mortgage
Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage and rating limitations in this Prospectus apply at the time of investment.

INVESTMENT BY FUNDS-OF-FUNDS. Each of the Underlying Funds' shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings.
While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Adviser will monitor transactions by the Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions.
So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

                                       18

MANAGEMENT OF THE FUND

ADVISER

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to the Fund. ING
Investments has overall responsibility for the management of the Fund. ING
Investments provides or oversees all investment advisory and portfolio management services for the Fund.

ING Investments is registered with the SEC as an investment adviser. ING
Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING
Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in
Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments became an investment management firm in April, 1995.

As of March 31, 2008, ING Investments managed over $49.7 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road,
Scottsdale, Arizona 85258.

ING Investments does not receive a management fee for managing the Fund.

The Adviser, and not the Fund, pays the Consultant a consulting fee equal to the following percentages based on the Fund's average daily net assets:

0.03% of the first $500 million
0.025% of the next $500 million
0.02% of the next $1 billion and
0.01% of amounts over $2 billion

For information regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory relationships, please refer to the Fund's semi-annual shareholder report that will be dated April 30, 2008.

INVESTMENT COMMITTEE

An Investment Committee of ING Investments reviews the allocation of Portfolio assets. The Investment Committee considers the annual recommendations of ING
IM, reviews their basis for arriving at these recommendations, and determines the asset allocations for the Fund. The Investment Committee is responsible for the day-to-day management of the Fund. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations.

The members of the Investment Committee are: William A. Evans, Michael J.
Roland and Paul Zemsky. Mr. Evans has been on the Investment Committee since the Fund's inception. Mr. Roland has been on the Investment Committee since
April 2007. Mr. Zemsky has been on the Investment Committee since December
2007.

WILLIAM A. EVANS, CFA, Vice President, ING Investment Management Mutual Fund
Advisory Group, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet
Investment Advisors from 1997 to 2002.

MICHAEL J. ROLAND, has been Executive Vice President, ING Funds since 2002 and
Executive Vice President, ING Investments, LLC, since 2001. Mr. Roland has been with ING since June 1998 and has held various positions within ING relating to
ING's mutual fund administration.

PAUL ZEMSKY is the head of ING's Multi-Asset Strategies & Solutions Group. He joined ING Investment Management Co. in 2005 as Head of Derivative Strategies.
Prior to joining ING, Mr. Zemsky held a number of key positions at J.P.Morgan
Investment Management where he worked for 18 years.

The SAI provides additional information about each Investment Committee member's compensation, other accounts overseen by each Investment Committee member and each Investment Committee member's ownership of securities in the
Fund.

INFORMATION ABOUT THE CONSULTANT

ING IM is an indirect, wholly-owned subsidiary of ING Groep and an affiliate of
ING Investments. Founded in 1972, ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING
IM offers clients a fully integrated strategic and tactical asset allocation service. ING IM provides a customizable approach which can meet the unique needs of their clients; investment policy planning, development and implementation support; active asset allocation, which seeks to add a correlated source of incremental return, as well as to tactically manage risk;
a systematic process which utilizes quantitative disciplines in support of the investment judgement of seasoned professionals; and a compelling value proposition. The principal office of ING IM is located at 230 Park Avenue, New
York, New York 10169.

                                       19

INVESTING IN THE FUND

OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES

ShareBuilder Securities Corporation ("ShareBuilder Securities") is a subsidiary of ING DIRECT (ING Bank, fsb.).

HOW TO OPEN AN ACCOUNT

If you are a new investor, you must open a ShareBuilder Securities brokerage account by applying online at www.sharebuilder.com. Fees in addition to those discussed in this Prospectus may also apply.

The minimum initial investment amounts for Class O shares of the Funds are as follows:

     .    Non-retirement accounts: $1,000

     .    Retirement Accounts/Education Savings Accounts ("ESAs"): $250

     .    There are no investment minimums for any subsequent purchase

If you are unable to invest at least $1,000 in the Fund ($250 for retirement accounts/ESAs) to start, you may open your account for as little as $100 and
$100 per month using the Automatic Investment Plan ("AIP"). An AIP will allow you to invest regular amounts at regular intervals until you reach the required initial minimum.

The Fund, ING Funds Distributor, LLC or ShareBuilder Securities reserves the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, cashiers checks, money orders and checks drawn on non-U.S.
banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Fund or ING Funds Distributor, LLC reserves the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Fund. The Fund, ING Funds Distributor, LLC or ShareBuilder Securities reserves the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000
($250 for retirement accounts/ESAs).

CLASS O ELIGIBILITY

Class O shares are offered to:

..    Customers purchasing shares through ShareBuilder Securities.

..    Members of such other groups as may be approved by the Board from time to time.

                                       20

HOW TO BUY SHARES

                   TO OPEN A SHAREBUILDER
                  SECURITIES BROKERAGE ACCOUNT           TO PURCHASE ADDITIONAL SHARES

-----------   -----------------------------------   ------------------------------------------
ONLINE        Complete your application online      Log onto your account at
              at www.sharebuilder.com               www.sharebuilder.com, navigate to the
                                                    TradeMutual Funds page and select the
                                                    "Buy" option.

-----------   -----------------------------------   ------------------------------------------
BY PHONE                                            You may purchase additional shares by
                                                    calling 1-866-590-7629. Please note that
                                                    additional fees may apply for phone orders

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request as described below.

Redemption requests may be made in any amount online or by telephone. Please visit www.sharebuilder.com for specific instructions on how to sell shares and disburse proceeds. A medallion signature guarantee may be required if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer
Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that a notary public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the
Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect the
Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of the Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.

The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payments in cash unwise, the Fund may make payments wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

ONLINE             Log onto your account at www.sharebuilder.com, navigate to the Trade  Mutual
                   Funds page and select the "Sell" option.

----------------   ---------------------------------------------------------------------------------
REDEMPTIONS BY     You may redeem shares by calling 1-866-590-7629. Please note that additional fees
TELEPHONE          may apply for phone orders.

                                       21

TIMING OF REQUESTS

Orders that are received by the Funds' Transfer Agent, or as otherwise provided below, before the close of regular trading ("Market Close") on the New York
Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) will be processed at the net asset value ("NAV") per share calculated that business day. Orders received after the close of regular trading on the NYSE will be processed at the NAV calculated on the following business day.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

Class O shares of the Fund are only offered through ShareBuilder Securities.
More information may be found on the firm's website by going to
www.sharebuilder.com. The Fund offers additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for that share class.

BUSINESS HOURS Fund representatives are available from 9:00 a.m. to 4:00 p.m.
Eastern time Monday through Friday.

NET ASSET VALUE The NAV per share for each class of the Fund is determined each business day as of Market Close. The Fund is open for business every day the
NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Fund is based upon the NAVs of the Underlying Funds. In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Fund will generally be valued at the latest NAV reported by those investment companies.
The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open.
Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund's NAV or an Underlying Fund's
NAV is not calculated. As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

When market quotations are not available or are deemed unreliable, a sub-adviser to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by an Underlying Fund's
Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

..    Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

..    Securities of an issuer that has entered into a restructuring;

..    Securities whose trading has been halted or suspended;

..    Fixed-income securities that have gone into default and for which there are no current market value quotations; and

..    Securities that are restricted as to transfer or resale.

Each Underlying Fund's Adviser sub-adviser may rely on recommendations of a fair value pricing service approved by an Underlying Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determines its
NAV per share.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Fund, ING Funds Distributor, LLC or a third-party selling you the Fund must obtain the following information for each person that opens an account:

..    Name;

                                       22

..    Date of birth (for individuals);

..    Physical residential address (although post office boxes are still permitted for mailing); and

..    Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUND, ING FUNDS DISTRIBUTOR, LLC AND OTHER FINANCIAL
INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING
INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF
THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

EXCHANGE PRIVILEGES There is no fee to exchange shares from one Fund to another
Fund offering the same share class. When you exchange shares, your new Fund shares will be in the same class as your current shares.

FREQUENT TRADING - MARKET TIMING

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Fund determines not to be in the best interest of the Fund.

The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Because the Underlying Funds invest in foreign securities it may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as "price arbitrage."
Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the
Underlying Fund calculates its NAV such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly,
Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies. However, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying
Funds' shares which negatively affects long-term shareholders.

The Fund and Underlying Funds' Boards of Trustees ("Boards") have adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund and the Underlying Funds. Consistent with this policy, the
Fund and the Underlying Funds monitor trading activity. Shareholders may make exchanges among their accounts with ING Funds four (4) times each year. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January
1 of each year, the limit restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Fund and the Underlying Funds reserve the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The
Fund and the Underlying Funds also reserve the right to modify the frequent trading-market timing policy at any time without prior notice depending on the needs of the Fund and the Underlying Funds and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the
Fund and the Underlying Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of

                                       23

violating the Fund and the Underlying Funds' frequent trading policy; or
termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the
Fund and the Underlying Funds will occur. Moreover, in enforcing such restrictions, the Fund and the Underlying Funds are often required to make decisions that are inherently subjective. The Fund and the Underlying Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

In some cases, the Fund and the Underlying Funds will rely on the intermediaries' excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Fund and the Underlying Funds are used in certain retirement plans offered by affiliates. With trading information received as a result of agreements, the Fund and the Underlying Funds may make a determination that certain trading activity is harmful to the Funds and their shareholders even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Fund and the Underlying Funds may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

ADDITIONAL SERVICES The Fund offers the following additional investor services.
The Fund reserves the right to terminate or amend these services at any time.
For all of the services, certain terms and conditions apply. See the SAI or call ShareBuilder Securities at 1-800-747-2537 for additional details.

AUTOMATIC INVESTMENT  You can make automatic investments in the Fund.

TAX-DEFERRED RETIREMENT PLANS  The Fund may be used for investment by individual retirement accounts ("IRAs"), including Roth IRAs.

Purchases made in connection with IRA accounts may be subject to additional fees. Please visit www.sharebuilder.com to access the current pricing schedule.

EDUCATION SAVINGS ACCOUNTS ("ESAS") The Fund may be used for investment in
ESAs. Please see the ShareBuilder Securities pricing and rates schedule at
www.sharebuilder.com for details on the fees associated with these accounts.

HOW WE COMPENSATE INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by ING Funds Distributor, LLC ("Distributor").
The Distributor is a broker-dealer that is licensed to sell securities. The
Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each
ING mutual fund also has an investment adviser ("Adviser") which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, "ING") may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the Financial Industry Regulatory Authority
("FINRA") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Fund's Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the Shareholder Servicing Payments made by the Fund under the
Shareholder Servicing (12b-1) agreement. The payments made under this arrangement are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities.
These additional fees paid to intermediaries may take the following forms: (1)
a percentage of that entity's customer assets invested in ING mutual funds; (2)
a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of the Fund's shares held by the broker-dealer's customers; or (2)
0.20% of the value of the Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial

                                       24

investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $20 for that sale.

The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: A.G. Edwards & Sons, Inc.; Bear Stearns Securities Corp;
Charles Schwab & Co; Citigroup Global Markets; Directed Services LLC; Financial
Network Investment; First Clearing, LLC; H&R Block Financial Advisors; ING
DIRECT Securities, Inc.; ING Financial Advisors; ING Life Insurance and Annuity
Company; Linsco Private Ledger Financial; Merrill Lynch; MS & Co. ("Morgan
Stanley"); Multi Financial Securities; National Financial Services Corporation;
Oppenheimer & Co.; Pershing, LLC; Primevest Financial Services, Inc.;
Prudential Investment Management Services; Raymond James Financial Services;
RBC Dain Rauscher, Inc.; UBS Financial Services, Inc.; Wachovia Securities; and
Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

                                       25

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS Dividends are normally expected to consist of ordinary income.
Dividends, if any, are declared and paid annually.

CAPITAL GAINS DISTRIBUTIONS Capital gains distributions, if any, are paid on an annual basis.

Both income dividends and capital gains distributions are paid by the Funds on a per share basis. As a result, at the time of this payment, the share price of the Funds will be reduced by the amount of the payment.

DISTRIBUTION OPTIONS When completing your application, you must select one of the following three options for dividends and capital gains distributions:

..    FULL REINVESTMENT Both dividends and capital gains distributions from the
     Fund will be reinvested in additional shares of the same class of shares of the Fund. This option will be selected automatically unless one of the other options is specified.

..    CAPITAL GAINS REINVESTMENT Capital gains distributions from the Fund will be reinvested in additional shares of the same class of shares of the Fund and all net income from dividends will be distributed in cash.

..    ALL CASH Dividends and capital gains distributions will be paid in cash.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call ShareBuilder Securities at 1-800-747-2537 or speak to your investment professional. We will begin sending you individual copies thirty
(30) days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter.
The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., each Fund will post the quarter ending June 30 holdings on August 1). The Fund's portfolio holdings schedule will, at a minimum, remain available on the Funds' website until a fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.

TAX INFORMATION

The following information is meant as a general summary for U.S. shareholders.
Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional
Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Most dividends from the Fund are attributable to interest and, therefore, do not qualify for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock, as described below.

Current tax law (which is currently scheduled to apply through 2010) generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock.
Although these rate reductions do not apply to corporate taxpayers, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by the
Fund. The following are guidelines for how certain distributions by the Fund is generally taxed to individual taxpayers:

..    Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

..    Note that distributions of earnings from dividends paid by certain
     "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

..    A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

                                       26

..    Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

..    Distributions of certain long-term gains from depreciable real estate are taxed at a minimum rate of 25%.

..    The maximum 15% tax rate for individual taxpayers on long-term capital gains and qualifying dividends is currently scheduled to apply through
     2010. In the absence of further Congressional action for the calendar years after 2010, the maximum rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

Dividends declared by the Fund in October, November or December and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the
IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S.
federal income tax liability.

If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would permit each shareholder: (1) to credit this amount; or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.

Please see the SAI for further information regarding tax matters.

                                       27

PERFORMANCE OF THE UNDERLYING FUNDS

The Fund seeks to achieve its investment objective by investing in Underlying
Funds and uses asset allocation strategies to determine how much to invest in
Underlying Funds. You may be interested in the performance of the Underlying
Funds or related performance attained by the sub-advisers of the Underlying
Funds. In analyzing this performance it is important to understand that because the Fund will invest in multiple Underlying Funds the Fund's future performance will be based on a blend of the performance of the Underlying Funds in proportion to the percentage of the Fund's assets invested in them. Therefore, the performance of the Fund will not be based solely on the performance of any single Underlying Fund. The performance of the Underlying Funds does not reflect the expenses of the Fund, including sales loads and distribution and service fees, and would be lower if it did.

PERFORMANCE OF UNDERLYING FUNDS

ING FOREIGN FUND

The following table shows the average annual total returns of Class I shares of
ING Foreign Fund for the 1 Year and Life of Class periods ended December 31,
2007, as well as a comparison with the performance of a broad measure of market performance - the MSCI All Country World ex US IndexSM. You should not consider the performance of ING Foreign Fund as an indication of future performance of the Fund.

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2007)

                                                    5 YEARS
                                      1 YEAR   (OR LIFE OF CLASS)
ING Foreign Fund - Class I Return
 Before Taxes                         16.56%       21.50%(1)
MSCI All Country World ex US
 IndexSM (reflects no deduction for
 fees, expenses or taxes)(2)          16.65%       23.62%(3)

(1)  Class I shares commenced operations on September 8, 2003.

(2)  The MSCI All Country World ex US IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(3)  The index return for Class I shares is for the period beginning
     September 1, 2003.

ING EMERGING COUNTRIES FUND

The following table shows the average annual total returns of Class I shares of
ING Emerging Countries Fund for the 1 Year and Life of Class periods ended
December 31, 2007, as well as a comparison with the performance of a broad measure of market performance - the Morgan Stanley Capital International
Emerging Markets IndexSM ("MSCI EM IndexSM").

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2007)

                                                    5 YEARS
                                      1 YEAR   (OR LIFE OF CLASS)
ING Emerging Countries Fund - Class
 I Return Before Taxes                17.36%       23.16%(1)
MSCI EM IndexSM (reflects no
 deduction for fees, expenses or
 taxes)(2)                            39.39%       35.73%(3)

(1)  Class I shares commenced operations on December 21, 2005.

(2)  The MSCI EM IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.
     It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(3)  The index return for Class I shares is for the period beginning January 1,
     2006.

ING INDEX PLUS INTERNATIONAL EQUITY

The following table shows the average annual returns of Class I shares of ING
Index Plus International Equity Fund for the 1 Year and Life of Class periods ended December 31, 2007, as well as a comparison with the performance of a broad measure of market performance - the Morgan Stanley Capital International
Europe, Australasia, Far East Index ("MSCI EAFE(Reg. TM) Index").

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2007)

                                                       5 YEARS
                                        1 YEAR   (OR LIFE OF CLASS)
ING Index Plus International Equity
 Fund - Class I Return Before Taxes      8.41%        15.74%(1)
MSCI EAFE(Reg. TM) Index (reflects no
 deduction for fees, expenses or
 taxes)(2)                              11.17%        18.51%(3)

(1)  Class I shares commenced operations on December 21, 2005.

(2)  The MSCI EAFE(Reg. TM) Index is an unmanaged index that measure the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(3)  The index returns for Class I shares are for the period beginning
     January 1, 2006.

ING INTERNATIONAL EQUITY DIVIDEND FUND

Because ING International Equity Dividend Fund did not have a full year of performance as of December 31, 2007, there is no performance information included in this Prospectus. Please visit the Fund's website at
www.ingfunds.com to obtain performance information once it is available.

ING INTERNATIONAL REAL ESTATE FUND

The following table shows the average annual returns of Class I shares of ING
International Real Estate Fund for the 1 Year and Life of Class periods ended
December 31, 2007, as well as a comparison with the performance of a broad measure of market performance - the Standard and Poor's Citigroup World
Property Index Ex. U.S. ("S&P/Citigroup World Property Index Ex. U.S.(Reg.
TM)").

                                       28

                         AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2007)

                                                         5 YEARS
                                         1 YEAR    (OR LIFE OF CLASS)
ING International Real Estate Fund -
 Class I Return Before Taxes              0.90%         16.40%(1)
S&P/Citigroup World Property Index Ex.
 U.S. (reflects no deduction for fees,
 expenses or taxes)(2)                   (1.55)%        15.94%(3)

(1)  Class I shares commenced operations on February 28, 2006.

(2)  The S&P/Citigroup World Property Index Ex. U.S. is an unmanaged market-weighted total return index which consists of many companies from developed markets, excluding the U.S., whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

(3)  The index returns for Class I shares are for the period beginning March 1,
     2006.

ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND

The following table shows the average annual total returns of Class I shares of
ING International SmallCap Multi-Manager Fund for the 1 Year and Life of Class
periods ended December 31, 2007, as well as a comparison with the performance of two broad measures of market performance - the Standard and Poor's Citigroup
Extended Market Index World Ex. U.S. ("S&P/Citigroup EMI World Ex. U.S.") and
the Standard & Poor's Citigroup Extended Market Index Europe Pacific Asia
Composite ("S&P/  Citigroup EMI EPAC").

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2007)

                                                       5 YEARS
                                      1 YEAR   (OR LIFE OF CLASS)
ING International SmallCap
 Multi-Manager Fund - Class I
 Return Before Taxes                  10.61%        18.64%(1)
S&P/Citigroup EMI World Ex. U.S.
 (reflects no deduction for fees,
 expenses or taxes)(2)                 7.32%        17.85%(4)
S&P/Citigroup EMI EPAC (reflects no
 deduction for fees, expenses or
 taxes)(3)                             6.10%        17.60%(4)

(1)  Class I shares commenced operations on December 21, 2005.

(2)  The S&P/Citigroup EMI World Ex. U.S. is an unmanaged index which consists of the smaller capitalization stocks of the Citigroup Broad Market Index.

(3)  The S&P/Citigroup EMI EPAC is an unmanaged index which consists of the smaller capitalization stocks of the Citigroup Broad Market Index, and tracks companies in developed countries in the European and Pacific regions.

(4)  The index returns for Class I shares are for the period beginning
     January 1, 2006.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS

ING International Capital Appreciation Fund and ING International Value Choice
Fund have substantially similar investment objectives, policies and strategies as a composite of similar accounts (each a "Composite" and collectively, the
"Composites") that are advised or sub-advised by HGI and Tradewinds, respectively.

While the above mentioned Underlying Funds are each managed in a manner substantially similar to that of their respective Composite, investors should be aware that the Underlying Funds and the accounts constituting the Composites may have different future performance due to factors such as differences in the cash flows into and out of the accounts in the Composites, different fees and expenses, and differences in the portfolio size and positions. In addition, you should note that the total operating expenses of each of the accounts in the
Composites may be lower than the total operating expenses of the respective
Underlying Funds. In such cases, the performance of the Composites would be lower if the total operating expenses of the Underlying Funds had been used.

The historical performance of the Composites are presented below. You should not consider the performance of the Composites as an indication of future performance of the Fund. Past performance is not a guarantee of future results.

ING INTERNATIONAL CAPITAL APPRECIATION FUND

PERFORMANCE OF SIMILAR INTERNATIONAL GROWTH EQUITY ACCOUNTS MANAGED BY HGI

The tables below are designed to show how a composite of similar accounts managed by HGI performed over various periods in the past.

The HGI Tax-Exempt International Growth Equity Composite consists of all fully discretionary portfolios, managed by HGI's Growth Team, invested in equities of companies domiciled outside the United States and that are invested without regard to tax consequences. Each portfolio in the composite has investment objectives, policies and strategies substantially similar to those of ING
International Capital Appreciation Fund. The accounts included in the composite may include separate accounts, registered mutual funds, private investments funds and other client accounts. To receive a complete listing of HGI's composites and/or a complete presentation that adheres to the Global Investment
Performance Standards ("GIPS(Reg. TM)") , contact the sub-adviser's Marketing department at the sub-adviser.

The tables below show the returns for the HGI Tax-Exempt International Growth
Equity Composite compared with the MSCI All Country World Ex US Index(Reg. TM)
for the one-, three-, five- and since inception periods ended December 31, 2007 and on an annual basis as of December 31, of prior years. This information is designed to demonstrate the historical track record of HGI. It does not indicate how ING International Capital Appreciation Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                                       29

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2007)

               HGI TAX-EXEMPT
               INTERNATIONAL           MSCI ACWI
               GROWTH EQUITY             EX US
               COMPOSITE (%)     INDEX(Reg. TM)(1) (%)
One Year           18.91%              16.65%
Three Years        19.58%              19.88%
Five Years         22.07%              24.02%
Ten Years(2)       12.38%              15.22%(3)

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)

               HGI TAX-EXEMPT
                INTERNATIONAL          MSCI ACWI
                GROWTH EQUITY            EX US
                COMPOSITE (%)    INDEX(Reg. TM)(1) (%)
2007                18.91%            16.65%
2006                23.85%            26.65%
2005                15.92%            16.62%
2004                13.98%            20.91%
2003                38.80%            40.83%
2002               (13.86)%          (14.95)%
2001               (19.16)%          (19.73)%
2000                (3.93)%          (15.31)%
1999                52.60%            30.63%
1998(2)             15.53%            14.42%(3)

(1)  The MSCI All Country World Ex US Index(Reg. TM) measures the returns of equities of companies which are domiciled outside the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)  For the period from July 1996 through December 1998, the track record presented consists of portfolios managed by the team that joined HGI while employed by Indago Capital Management in Toronto, Ontario, an affiliate of
     The Canada Life Assurance Company, an investment advisor not affiliated with HGI.

(3)  Prior to December 31, 1998, the MSCI All Country World Ex US Index(Reg. TM)
     did not include the deduction of withholding taxes. The gross index return is for the period beginning January 1, 1998.

The performance has been adjusted to reflect operating costs for Class I shares of ING International Capital Appreciation Fund. The performance reflected in the composite was calculated differently than the method used for calculating performance pursuant to SEC guidelines.

HGI claims compliance with GIPS(Reg. TM), although the performance figures presented above are not in compliance with GIPS(Reg. TM) standards due to the adjustment for Class I share expenses noted below.

The gross total returns for the HGI Tax-Exempt International Growth Equity
Composite in the Average Annual Total Returns and Annual Total Returns tables were adjusted to reflect the deduction of net operating expenses for Class I shares of ING International Capital Appreciation Fund. Net operating expenses include investment advisory fees, distribution and service (Rule 12b-1) fees, custodial fees, brokerage commissions and execution costs, and other expenses, without the provision for any applicable federal or state income taxes, if any.
The Annual Total Returns table and the Average Annual Total Returns table for the HGI Tax-Exempt International Growth Equity Composite do not reflect the deduction of any sales loads, which would have reduced those performance numbers. Returns are stated in U.S. dollars. Most of the accounts in the HGI
Tax-Exempt International Growth Equity Composite are not subject to the diversification rules, tax restrictions and investment limits of the 1940 Act or Subchapter M of the Internal Revenue Code ("Code"). Returns may have been lower if the composite had been subject to these regulations. The aggregate returns of the accounts reflected in the composite may not reflect the returns of any particular account of HGI.

ING INTERNATIONAL VALUE CHOICE

PERFORMANCE OF SIMILAR INTERNATIONAL VALUE ACCOUNTS MANAGED BY TRADEWINDS

The tables below are designed to show you how a composite of similar international value investment accounts managed by Tradewinds performed over various periods in the past.

The Tradewinds International Value Composite ("Tradewinds International Value
Composite") is a composite of the performance of all objectives, policies and strategies that are substantially similar to those of ING International Value
Choice Fund. Such accounts had at least $2 million in net assets under management managed by Tradewinds for at least one month or 90% invested prior to the beginning of a calendar quarter beginning March 31, 2001. The accounts in the composite may include separate accounts, registered mutual funds, private investments funds and other client accounts.

The tables below show the returns for the Tradewinds International Value
Composite compared with the MSCI EAFE(Reg. TM) Index for the one-year, three-year and since inception periods ended December 31, 2007 and on an annual basis as of December 31, of prior years. This information is designed to demonstrate the historical track record with Tradewinds. It does not indicate how ING International Value Choice Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                         (AS OF DECEMBER 31, 2007)(1)(2)

                                      TRADEWINDS              MSCI
                                     INTERNATIONAL        EAFE(Reg. TM)
                                VALUE COMPOSITE(2) (%)    INDEX(3) (%)
One Year                             11.60%                  11.17%
Three Years                          16.15%                  16.83%
Five Years                           25.40%                  21.59%
Since Inception (3/31/01)(4)         17.05%                  11.09%

                                      30

                           ANNUAL TOTAL RETURNS(1)(2)
                        (AS OF DECEMBER 31 OF EACH YEAR)

                           TRADEWINDS              MSCI
                          INTERNATIONAL        EAFE(Reg. TM)
                     VALUE COMPOSITE(2) (%)    INDEX(3) (%)
2007                         11.60%               11.17%
2006                         21.62%               26.34%
2005                         15.31%               13.54%
2004                         31.42%               20.25%
2003                         45.59%               38.59%
2002                         (0.58)%             (15.94)%
2001 (3/31/01)(4)            (8.12)%             (21.44)%

(1)  Prior to 1/1/04, the Tradewinds International Value Composite included accounts under $2 million.

(2)  Performance results from March 31, 2001 - February 28, 2006 represent the performance of the previous sub-adviser NWQ Investment Management Company,
     LLC, Tradewinds' affiliate. The Portfolio Manager responsible for managing
     ING International Value Choice Fund was with the previous sub-adviser from
     March 31, 2001 to February 28, 2006.

(3)  The MSCI EAFE(Reg. TM) Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe,
     Australasia, and the Far East. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(4)  Index return for the MSCI EAFE(Reg. TM) Index is for the period beginning
     April 1, 2001.

The performance reflected in the composite was calculated differently than the method used for calculating performance pursuant to SEC guidelines.

The net annual total returns for the Tradewinds International Value Composite were calculated on an asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The Annual Total Returns table and the Average Annual Total Returns table for the Tradewinds International Value
Composite do not reflect the deduction of any sales loads, which would have reduced those performance numbers. The accounts in the Tradewinds International
Value Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Code. Consequently, the performance results for the Tradewinds International Value Composite would have been adversely affected if the institutional private accounts included in the
Tradewinds International Value Composite had been subject to these expenses and may have been adversely affected if the institutional private accounts included in the Tradewinds International Value Composite had been regulated as investment companies under the federal securities laws. The aggregate returns of the accounts in the Tradewinds International Value Composite may not reflect the returns of any particular account managed by Tradewinds.

                                       31

                                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Because Class O shares of the Fund had not commenced operations as of October
31, 2007 (the Fund's fiscal year end) financial highlights are presented for
Class A shares of the Fund.

The financial highlights table on the following page is intended to help you understand the Fund's Class A shares' financial performance for the past five years or, if shorter, the period of the Class' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Fund's independent registered public accounting firm, along with the Fund's financial statements, is included in the Fund's annual shareholder report which is incorporated by reference into the SAI and is available upon request.

                                       32

FINANCIAL HIGHLIGHTS ING DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                    CLASS A
                                                    ---------------------------------------
                                                                               DECEMBER 21,
                                                                                2005(1) TO
                                                     YEAR ENDED OCTOBER 31,    OCTOBER 31,
                                                              2007                 2006
                                                    -----------------------    ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period         $                11.61                10.00
Income (loss) from investment operations:
Net investment income (loss)                 $                 0.05*              (0.03)*
Net realized and unrealized gain on          $                 3.38                 1.64
 investments in affiliates
Total from investment operations             $                 3.43                 1.61
Less distributions from:
Net investment income                        $                 0.06                   -
Total distributions                          $                 0.06                   -
Net asset value, end of period               $                14.98                11.61
TOTAL RETURN(2)                              %                29.66                16.10
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $              383,364             170,108
Ratios to average net assets:
Gross expenses prior to expense              %                 0.55                 0.66
 reimbursement(3)(4)
Net expenses after expense                   %                 0.21                 0.35
 reimbursement(3)(4)(5)
Net investment income (loss) after           %                 0.37               (0.35)
 expense reimbursement(3)(4)(5)
Portfolio turnover rate                      %                   32                  30

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for period less than one year.

(4)  Expense ratios do not include expenses of Underlying Funds.

(5)  The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by
     ING Investments, LLC within three years of being incurred.

*    Calculated using average number of shares outstanding throughout the period.

                                       33

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE FUND IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Fund's annual/semi-annual shareholder report, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Fund's performance during its last fiscal year, the financial statements and the independent registered public accounting firm's reports (in annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/
semi-annual shareholder reports, the SAI, or other information about the Fund.

To make shareholder inquiries contact:

Call 1-800-747-2537

Or email by visiting www.sharebuilder.com and navigating to HelpContact Us

Visit www.sharebuilder.com for a free copy of the Fund's Prospectus or call
1-800-747-2537 for a free copy of the SAI

Or visit the Fund's website for a free copy of the Fund's annual/semi-annual shareholder reports at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee by contacting the SEC at:

SECURITIES AND EXCHANGE COMMISSION
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: PUBLICINFO@SEC.GOV

Or obtain the information at no cost by visiting the SEC's Internet website at
WWW.SEC.GOV.

When contacting the SEC, you will want to refer to the Fund's SEC file number.
The file number is as follows:

ING Mutual Funds 811-07428
     ING Diversified International Fund
(0608-060408)

                                       34

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 4, 2008

                                ING MUTUAL FUNDS
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180

                                ING MUTUAL FUNDS
                              ING Global Bond Fund
                             ING Greater China Fund
                  ING International SmallCap Multi-Manager Fund
                   (formerly, ING International SmallCap Fund)

                                 Class O Shares

          This Statement of Additional Information ("SAI") relates to the series listed above (each a "Fund" and collectively the "Funds") of ING Mutual Funds
("Trust"). A prospectus ("Prospectus") for Class O shares of the Funds dated
June 4, 2008, which provides the basic information you should know before investing in the Class O of the Funds, may be obtained without charge from the
Funds or the Funds' principal underwriter, ING Funds Distributor, LLC
("Distributor"), at the address listed above. This SAI is not a prospectus, but is incorporated therein by reference, and should be read in conjunction with the
Prospectus dated June 4, 2008, that has been filed with the U.S. Securities and
Exchange Commission ("SEC").

          The information in this SAI expands on the information contained in the Prospectus and any supplements thereto. The Funds' financial statements and the independent registered public accounting firm's report thereon, included in the annual shareholder report dated October 31, 2007, are incorporated herein by reference. Copies of the Funds' Prospectus and annual or semi-annual shareholder reports may be obtained upon request and without charge by calling
1-800-747-2537 or by logging onto www.sharebuilder.com for ShareBuilder
Securities Corporation ("ShareBuilder Securities") customers. Terms used in this
SAI have the same meaning as in the Prospectus and some additional terms are defined particularly for this SAI.

                                        1



                                       2

                              HISTORY OF THE TRUST

ING Mutual Funds

          ING Mutual Funds (Trust) is a Delaware statutory trust registered as an open-end, management investment company. ING Mutual Funds was organized in
1992 and currently consists of ten non-diversified series, two of which, ING
Global Bond Fund ("Global Bond Fund") and ING Greater China Fund ("Greater China
Fund"), and twelve diversifed series, one of which, ING International SmallCap
Multi-Manager Fund ("International SmallCap Multi-Manager Fund"), are discussed in this SAI.

          On December 7, 2005, Greater China Fund was organized as a separate series of the Trust.

          On March 16, 2006, Global Bond Fund was organized as a separate series of the Trust.

          On December 17, 2007, the name of the International SmallCap
          Multi-Manager Fund was changed from "ING International SmallCap Fund"
          to "ING International SmallCap Multi-Manager Fund."

             SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

Diversification

     International SmallCap Multi-Manager Fund is "diversified" within the meaning of the Investment Company Act of 1940, as amended, ("1940 Act"). In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States ("U.S.") or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

     Global Bond Fund and Greater China Fund are classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a
Fund's assets in the securities of a small number of issuers may cause a Fund's share price to fluctuate more than that of a diversified investment company.

Concentration

          Greater China Fund concentrates its assets in securities of a single region of the world. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Investments, Investment Strategies and Risks

          The table on the following pages identifies various securities and investment techniques used by the adviser or sub-advisers in managing the Funds described in this SAI. The table has been marked to indicate those securities and investment techniques that the adviser and the sub-advisers may use to manage a Fund. A Fund may use any or all of these techniques at any one time, and the fact that a Fund may use a technique does not mean that the technique will be used. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this SAI, as well as the federal securities laws. There can be no assurance that any of the Funds will achieve their respective investment objective. The Funds'
investment objectives, policies, investment strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table.
The descriptions of the securities

                                       3

and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus. Where a particular type of security or investment technique is not discussed in a Fund's
Prospectus, that security or investment technique is not a principal investment strategy. See each Fund's fundamental investment restrictions for further information.

                                       4

                                                                                 International
                                                Global Bond   Greater China        SmallCap
Investments/1/                                      Fund           Fund       Multi-Manager Fund
---------------------------------------------   -----------   -------------   ------------------
EQUITY INVESTMENTS/2/
Common Stock                                         X              X                 X
Convertible Securities                               X              X                 X
IPOs                                                 X              X                 X
Preferred Stock                                      X              X                 X
Synthetic Convertible Securities/3/                  X              X                 X
FOREIGN AND EMERGING MARKET INVESTMENTS/4/
ADRs / EDRs / GDRs                                   X              X                 X
Eurodollar Convertible Securities
                                                     X              X                 X
Eurodollar & Yankee Dollar Instruments               X              X                 X
Foreign and Emerging Market Securities               X              X                 X
Foreign Bank Obligations                             X              X                 X
Foreign Currency Exchange Transactions               X              X                 X
Foreign Mortgage-Related Securities                  X              X                 X
International Debt Securities                        X              X                 X
Sovereign Debt Securities                            X              X                 X
Supranational Agencies/5/                            X              X
FIXED-INCOME INVESTMENTS
ARMS                                                 X              X                 X
Asset-Backed Securities                              X              X                 X
Banking Industry Obligations/5/                                     X                 X
                                                     X
Corporate Debt Securities                            X              X                 X
Credit-Linked Notes                                  X
Floating or Variable Rate Instruments                X              X                 X
Guaranteed Investment Contracts                      X
Government Trust Certificates                        X
GNMA Certificates                                    X                                X

                                        5

                                                                                                            INTERNATIONAL
                                                                      GLOBAL BOND                             SMALLCAP
Investments/1/                                                            FUND      GREATER CHINA FUND   MULTI-MANAGER FUND
-------------------------------------------------------------------   -----------   ------------------   ------------------
High-Yield Securities                                                      X                X
Mortgage-Related Securities                                                X                X                  X
Municipal Securities                                                       X                                   X
Municipal Lease Obligations                                                X
Savings Association Obligations                                            X
Short-Term Investments                                                     X                X                  X
Subordinated Mortgage Securities                                           X                X                  X
Tax Exempt Industrial Development Bonds and Pollution Control Bonds        X
U.S. Government Securities                                                 X                X                  X
Zero Coupon and Pay-In-Kind Securities                                     X                X                  X
OTHER INVESTMENTS
Derivatives/6/                                                             X                X                  X
Dealer Options                                                             X                X                  X
Financial Futures Contracts and Related  Options                           X                X                  X
Foreign Currency Futures Contracts/13/                                     X                X                  X
Foreign Currency Options                                                   X
Forward Currency Contracts                                                 X                X                  X
Index-, Currency-, and Equity- Linked Debt Securities                      X                X                  X
Options on Futures                                                         X                X                  X
Options on Securities and Indices                                          X                X                  X
Over- the-Counter Options                                                  X                X                  X
Put and Call Options                                                       X                X                  X
Stock Index Options                                                        X                X                  X
Straddles                                                                  X                X                  X
Warrants/7/                                                                X                X
Writing Options
Gold & Other Precious Metals                                                                                   X
Loan Participation Agreements                                              X                X                  X
Other Investment Companies/8/                                              X                X                  X
Private Funds                                                              X                X                  X
Real Estate Securities                                                     X                X                  X
Restricted & Illiquid Securities                                           X                X                  X
Unseasoned Companies                                                       X                X
Senior Loans, Hybrid Loans and Subordinated and Unsecured Loans            X                                   X
TBA Sale Commitments                                                       X                X

                                                                                         INTERNATIONAL
                                                            GLOBAL BOND     GREATER        SMALLCAP
Investments/1/                                                  FUND      CHINA FUND   MULTI-MANAGER FUND
---------------------------------------------------------   -----------   ----------   ------------------
INVESTMENT TECHNIQUES
Borrowing/9,10/                                                  X             X               X
Portfolio Hedging                                                X             X               X
Non-Hedging Strategic Transactions
Lending of Portfolio Securities/11/                              X             X               X
Repurchase Agreements                                            X             X               X
Reverse Repurchase Agreements & Dollar Roll Transactions         X             X               X
Swaps, Swap Agreements and Options                               X             X               X

                                        6

on Swap Agreements
Short Sales                                                      X                             X
Temporary Defensive and Other Short-Term Positions               X             X               X
When Issued Securities & Delayed- Delivery                       X             X               X
Transactions/12/

/1/  See each Fund's Fundamental Investment Restrictions for further information. The investment strategy contained in the prospectus may be modified by each Fund's Fundamental Investment Restrictions. The
     Fundamental Investment Restrictions for each Fund follow this "Description of the Funds and their Investments and Risks."

/2/  Each Fund may invest in common stock, convertible securities and other equity securities according to the investment strategy contained in the
     Prospectus.

/3/  Illiquid securities limit is 15% of a Fund's net assets. The Funds may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's Investors Service, Inc.
     ("Moody's") or "A" or higher by Standard & Poor's Rating Corporation
     ("S&P") and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.

/4/  No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities.

/5/  Investments in fixed-time deposits subject to withdrawal penalties and maturing in more than 7 days may not exceed 15% of net assets of a Fund.

/6/  May invest in futures contracts and options on futures contracts for hedging purposes. Generally no more than 25% of a Fund's asset may be hedged. A Fund may not buy or sell futures contracts or options on futures if the margin deposits and premiums exceed 5% of the market value of the
     Fund's assets. International SmallCap Multi-Manager Fund may write covered call options and purchase put and call options on securities and stock indices for hedging purposes.

/7/  Limited to 5% of net assets for International SmallCap Multi-Manager Fund.

/8/  See each Fund's Fundamental Investment Restrictions for further information

/9/  International SmallCap Multi-Manager Fund may each borrow up to 20% of its total assets for temporary, extraordinary or emergency purposes. Global
     Bond Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes or for leverage.

/10/ May invest in futures contracts and options on futures contracts for hedging purposes. With the exception of ING Global Bond Fund, generally no more than 25% of a Fund's assets may be hedged. A Fund may not buy or sell futures contracts or options on futures if the margin deposits and premiums exceed 5% of the market value of the Fund's assets.

/11/ In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33-1/3% (International SmallCap Multi-Manager
     Fund which may only lend up to 30%) of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities deemed to be creditworthy by the Adviser or Sub-Adviser. No lending may be made with any companies affiliated with the Adviser or a
     Sub-Adviser.

/12/ The Funds will not engage in when-issued, forward commitment, or delayed delivery securities transactions for speculation purposes, but only in furtherance of their investment objectives. A Fund will not purchase these securities if more than 15% of the Fund's total assets would be segregated to cover such securities.

/13/ The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

                                        7

EQUITY INVESTMENTS

Common Stock, Preferred Stock, Convertible Securities and Other Equity
Securities

          Common stocks represent an equity (ownership) interest in a company.
This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Except for the Funds noted
in the chart above as non-diversified or concentrated, such investments may be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

          Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.
Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.
The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

          A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value"
(determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its
"conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

          The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

                                        8

          "Synthetic" convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Initial Public Offerings

          Initial Public Offerings ("IPOs") occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

          The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund's adviser or sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to a Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

          The effect of an IPO investment can have a magnified impact on a
Fund's performance when the Fund's asset bases are small. Consequently, IPOs may constitute a significant portion of a Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of a Fund's assets as it increases in size and, therefore, have a more limited effect on the Fund's performance.

          There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

Unseasoned Companies

          The Funds consider securities of companies with limited operating histories to be securities of companies with a record of less than three years'
continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

                                        9

FOREIGN AND EMERGING MARKET INVESTMENTS

Securities of Foreign Issuers

          Securities of foreign issuers traded outside of the United States have certain common characteristics and risks. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than U.S.
markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United
States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

          Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S.
investors are concerned. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

          Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on a fund with an investment objective of long-term capital appreciation because any income earned by a Fund should be considered incidental.

Restrictions on Foreign Investments

          Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. For example, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

          The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain countries to invest initially through a local broker or

                                       10

other entity and then have the shares purchased and re-registered in the name of that Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving a Fund of the ability to make its desired investment at that time.

          Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund.

          In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from
"securities related activities," as defined by the rules thereunder. The provisions may restrict a Fund's investments in certain foreign banks and other financial institutions.

          Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Therefore, unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

          Risks of Investing in Foreign Securities: Investments in foreign securities involve certain inherent risks, including the following:

          Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a
Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

          Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

          Taxes. The interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a
Fund.

          Costs. The expense ratios of a Fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the adviser or sub-

                                       11

adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will invest in foreign companies, countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the adviser's or sub-adviser's assessment of prevailing market, economic and other conditions.

American Depositary Receipts, European Depositary Receipts and Global Depositary
Receipts

          American Depositary Receipts ("ADRs"), Global Depositary Receipts
("GDRs") and European Depositary Receipts ("EDRs") or other similar securities represent securities of foreign issuers. These securities are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are similar to EDRs although they may be held through foreign clearing agents such as EuroClear and other foreign depositaries. Depositary receipts denominated in
U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.


Eurodollar Convertible Securities

          Eurodollar convertible securities are fixed-income securities of a
U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer.
Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Funds may invest without limitation in
Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange
("NYSE") or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Funds may also invest up to 15% of their total assets invested in convertible securities, taken at market value, in
Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

Eurodollar and Yankee Dollar Instruments

          Eurodollar instruments are bonds that pay interest and principal in
U.S. dollars held in banks outside the United States, primarily in Europe.
Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the United States by foreign banks and corporations.
These investments involve risks that are different from investments in securities issued by U.S. issuers, and may carry the same risks as investing in foreign securities.

Foreign and Emerging Market Securities

          The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets.
Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.
The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or

                                       12

inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Foreign Bank Obligations

          Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of
U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations;
foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and
the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to
U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Foreign Currency Exchange Transactions

          Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Each Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another (for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won) at a future date. Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the
Funds' portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. (Foreign Fund may also use forward foreign currency exchange contracts for hedging and non-hedging purposes; e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. Foreign
Fund may also use forward foreign currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.)

          Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of a Fund as a regulated investment company ("RIC") under the Internal
Revenue Code of 1986, as amended ("Code").

Foreign Mortgage-Related Securities

          Foreign mortgage-related securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (such as, Canada Mortgage and Housing Corporation and First
Australian National Mortgage Acceptance Corporation Limited). The mechanics of these

                                       13

mortgage-related securities are generally the same as those issued in the
United States. However, foreign mortgage markets may differ materially from the
U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

International Debt Securities

          International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the
World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs consistent with each Fund's policies. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities and zero coupon securities.

          In determining whether to invest in debt obligations of foreign issuers, a Fund will consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries'
financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of a Funds' investment income may be received or realized in foreign currencies, the Funds would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.

          Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933 ("1933
Act"), the issuer generally does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended ("1934 Act").
The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Adviser or Sub-Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

Sovereign Debt Securities

          Sovereign debt securities are issued by governments of foreign countries. The sovereign debt securities in which a Fund may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities. Brady Bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic,
Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland and Uruguay, and may be
issued by other emerging countries.


                                       14

Supranational Agencies

          Supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is a 27-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

FIXED - INCOME INVESTMENTS

Debt Securities

     Each Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

Adjustable Rate Mortgage Securities

          Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.
Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

          The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed-rate securities.

          There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London
Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity
Treasury Note rate, closely mirror changes in market interest rate levels.
Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by the Federal National Mortgage Association ("FNMA")),
tend to lag changes in market rate levels and tend to be somewhat less volatile.

Asset Backed Securities

          Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a collateralized mortgage obligation ("CMO") structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain

                                       15

types of loans underlying asset-backed securities can be expected to accelerate.
Accordingly, each Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Funds must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

          Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral.
Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.


          The non-mortgage-related asset-backed securities in which the Funds may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. government and may or may not be secured.

          The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

Banking Industry Obligations/Short-Term Investments

          Banking industry obligations include certificates of deposit, bankers'
acceptances, and fixed-time deposits. The Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and
(ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the
Funds' investment is limited to the FDIC-insured amount of $100,000.

          Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits.
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.
Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S.
government.

          A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of
U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

          For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a

                                       16

foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

          In addition to purchasing certificates of deposit and bankers'
acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectus, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

          Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S.
government.

          Commercial Paper, Short-Term Notes and Other Corporate Obligations.
The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

          Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa"
or higher by Moody's or a comparable rating agency.

Corporate Debt Securities

          Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities.
The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High-Yield Securities" below.

          Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB- from S&P's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Credit-Linked Notes

          A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or a
Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased by a Fund in accordance with the Fund's investment objective. The
CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt

                                       17

of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Funds cannot assure that they can implement a successful strategy regarding this type of investment.

Floating or Variable Rate Instruments

          Floating or variable rate bonds normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest.
Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since a
Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

Guaranteed Investment Contracts

          Guaranteed Investment Contracts ("GICs") are issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to that Fund on a monthly basis guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by the Fund which are not readily marketable, will not exceed 15% of the Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Government Trust Certificates

          Government Trust Certificates represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the federal government of the United States (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers
Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA or less than Aaa by a nationally recognized statistical rating organization ("NRSRO").

Government National Mortgage Association Certificates

          Certificates issued by the Government National Mortgage Association
("GNMA") evidence an undivided interest in a pool of mortgage loans. GNMA
Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA
Certificates that the Funds may purchase are the "modified pass-through" type.

                                       18

          GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers'
Home Administration ("FMHA") or guaranteed by the Veterans Administration
("VA"). GNMA is also empowered to borrow without limitation from the U.S.
Treasury, if necessary, to make payments required under its guarantee.

          Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the
GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA
Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

          Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the
VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates.
First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of a
Fund would be reduced.

High-Yield Securities

          High-yield securities are debt securities that are rated lower than
"Baa3" by Moody's or "BBB-" by S&P's, or of comparable quality if unrated.

          High-yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.
Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

          High-yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities.
Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value ("NAV"). The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

          The yields earned on high-yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B --
generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts

                                       19

from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators
"+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

          Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Risks Associated with High-Yield Securities

          The medium- to lower-rated and unrated securities in which the Funds invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

          High-Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high-yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.

          Sensitivity to Interest Rate and Economic Changes. High-yield securities are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high-yield bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high-yield bonds tend to underperform Treasury and investment grade corporate bonds because high-yield bond prices tend not to rise as much as the prices of these bonds.

          The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high-yield securities could also be at greater risk because high-yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high-yield security owned by the Funds defaults, the Funds may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield securities and the Funds' NAV. Furthermore, in the case of high-yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically in cash.

          Payment Expectations. High-yield securities present risks based on payment expectations. For example, high-yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high-yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high-yield securities than in the case of investment grade bonds.

          Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high-yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a
Fund's Board to value or sell high-yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities more than other securities, especially in a thinly-traded market. To the extent the
Funds own illiquid or restricted high-yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high-yield securities because this valuation may require more

                                       20

research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

          Taxation. Special tax considerations are associated with investing in high-yield securities structured as zero coupon or pay-in-kind securities. The
Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

          Limitations of Credit Ratings. The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high-yield securities.
In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value.
Although the ratings of recognized rating services such as Moody's and S&P are considered, the adviser or sub-adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Funds' investment objective may be more dependent on the adviser's or sub-adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The adviser or sub-adviser continually monitors the investments in the Funds' portfolio and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed.
The Funds may retain a security whose rating has been changed.

Mortgage-Related Securities

          Mortgage-related securities include U.S. government agency mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, including the GNMA, Federal National Mortgage
Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").
These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. "See, U.S. Government Securities" below.

          One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.

          "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA.
GNMA guarantees, with the full faith and credit of the U.S. government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers). Certificates issued by GNMA are backed by pools of
FHA-insured or VA-guaranteed mortgages. Other governmental guarantors include
FNMA and FHLMC (though these certificates are not backed by the full faith and credit of the U.S. government). FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

          The prices of high coupon U.S. government Agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

          Certain Funds may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that

                                       21

also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

          It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Adviser or Sub-Adviser may, consistent with the Funds'
investment objectives, policies and restrictions, consider making investments in such new types of securities.

          Other types of mortgage-related securities in which the Funds may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of
1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer CMOs. Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed"
pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

          CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, certain Funds may invest in securities issued by certain
"exempted issuers" without regard to the limitations of Section 12 of the 1940
Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section
2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

Privately Issued CMOs

          Privately Issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer. Privately Issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

Interest/Principal Only Stripped Mortgage-Backed Securities

          Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

                                       22

          SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the Interest-Only or
"IO" class), while the other class will receive all of the principal (the
Principal-Only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Adviser or a Sub-Adviser under guidelines and standards established by a Fund's Board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

Risks of Investing in Mortgage-Related Securities

          Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of
Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, SMBs are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments
(including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

Municipal Securities

          Municipal securities are debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

          In general, municipal securities debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works.
Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

                                       23

          The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt securities may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems;
highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

          Insured municipal debt may also be purchased, in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

          Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

          Municipal Lease Obligations and Certificates of Participation -
Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase
"certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although
"non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

     The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the
Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Subordinated Mortgage Securities

          Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Funds may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to

                                       24

receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

          The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

          In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

          A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be affected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

          A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Funds by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

          The adviser or sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The adviser or sub-adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Funds seek opportunities to acquire subordinated residential mortgage securities when, in the view of the adviser or sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The adviser or sub-adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Tax-Exempt Industrial Development and Pollution Control Bonds

                                       25

     These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

U.S. Government Securities

          Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. government securities include securities issued by instrumentalities of the U.S. government, such as the GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the
Student Loan Marketing Association, the FNMA and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the adviser or sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United
States.

Zero Coupon and Pay-In-Kind Securities

          Zero coupon and deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest ("cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

          Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Funds until the cash payment date or the securities mature. Under certain circumstances, the Funds could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

          The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

OTHER INVESTMENTS

Derivatives

                                       26

          Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Funds to invest than "traditional" securities would.

          Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

          Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.
Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner, as they would review the credit quality of a security to be purchased by the Funds.
Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

          The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the sub-adviser to forecast interest rates and other economic factors correctly. If the adviser or a sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

          The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the adviser or a sub-adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Funds, the Funds might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Funds to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

Dealer Options

          Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options.
While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

                                       27

          Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option.
This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

          The staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

          Futures Contracts and Options on Futures Contracts - A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

          A Fund may invest in futures contracts and options thereon ("futures options") including such contracts or options with respect to, but not limited to, interest rates, commodities and security or commodity indices. To the extent that the Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

          An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies including: the Standard & Poor's 500(R) Composite Stock Price
Index ("S&P 500(R)"); the S&P MidCap 400; the Nikkei 225; the NYSE composite;
U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S.
Treasury bills; 90-day commercial paper; bank certificates of deposit;
Eurodollar certificates of deposit; the Australian dollar; the Canadian and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

          A Fund may purchase and write call and put futures options, as specified for that Fund in this SAI or the Prospectus. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.

                                       28

Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

          The Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities, which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

          The Funds will only enter into futures contracts and futures options, which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

          When a purchase or sale of a futures contract is made by a Fund, the
Fund is required to deposit with its custodian (or broker, if legally permitted)
a specified amount of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, each Fund will mark to market its open futures positions.

          Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

          Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

          For a covered straddle consists of a call and a put written the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

          Limitations on Use of Futures and Futures Options - In general, each
Fund intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. When purchasing a futures contract, a
Fund will maintain with its custodian (and mark-to-market on a daily basis)
assets determined to be liquid by the

                                       29

Sub-Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may
"cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

          When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance e with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

          When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, that are equal to the market value of the instruments underlying the contract.
Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

          When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the
Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

          When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the
Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

          To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund's obligations under the futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.
However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund's portfolio securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectus.

          The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.

          Risks Associated with Futures and Futures Options - There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures

                                       30

options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

          Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential loses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holder of futures contracts to substantial losses.

          There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that
Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

          Additional Risks of Options on Securities, Futures Contracts, Options
on Futures Contracts, and Forward Currency Exchange Contracts and Options
Thereon - Options on securities, futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.
The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii)
delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

          Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option.
This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

          Financial Futures Contracts And Related Options. Financial futures contracts and related options may be used to hedge against changes in the market value of portfolio securities or securities that it intends to purchase. A Fund could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market

                                       31

opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

          Financial futures contracts, which are traded on a recognized exchange or board of trade, may be used. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S.
Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA
Certificates. Securities index futures contracts are currently traded with respect to the S&P 500(R) and such other broad-based stock market indices as the
New York Stock Exchange Composite Stock Index and the Value Line Composite Stock
Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

          An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price.
A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

          In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Code for qualification as a RIC.

          The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

          Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss.
Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same

                                       32

securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

          The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

Limitations and Risks on Futures Contracts and Related Options

          The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

          There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Funds to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Adviser or Sub-Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

          The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a
Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

          The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage

                                       33

in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

          Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Foreign Currency Futures Contracts

          Foreign currency future contracts may be used for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Euro. Other foreign currency futures contracts are likely to be developed and traded in the future.

Foreign Currency Options

          A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike")
prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities.
Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Funds to reduce foreign currency risk using such options.

          As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a
Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Forward Currency Contracts

          Forward currency contracts are entered into in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the
U.S. dollar price of securities it intends to or has contracted to purchase.
Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

                                       34

Options on Securities and Indices

     A Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

          An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

          A Fund will write call options and put options only if they are
"covered." In the case of a call option on a security, the option is "covered"
if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration
(or, if additional cash consideration is required, cash or other assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index.
A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the
Fund in segregated assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid the sub-adviser in accordance with procedures established by the Board equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or
(ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board.

          If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written.
If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the
Fund desires.

          A Fund may well sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

                                       35

          The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

          A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund' immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the
Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

          Risks Associated with Options on Securities and Indices - There are several risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


          A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the
Code requirements for qualification of the Fund as a RIC. See "Dividends,
Distributions and Taxes."

          In addition, foreign option exchanges do not afford to participants many of the protections available in U.S. option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options"
above.

          During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

          There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a

                                       36

covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

          If trading were suspended in an option purchased by the Fund, a Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Over-the-Counter Options

          Over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. government securities dealers recognized by the Board of
Governors of the Federal Reserve System or member banks of the Federal Reserve
System ("primary dealers"). In connection with these special arrangements, the
Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Adviser or Sub-Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price"
refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

Purchasing Options

          Purchasing Put and Call Options. Put and call options are derivative securities traded on U.S. and foreign exchanges, including the American Stock
Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific
Stock Exchange and NYSE. Except as indicated in "Non-Hedging Strategic
Transactions," the Funds will engage in trading of such derivative securities exclusively for hedging purposes.

          If a put option is purchased, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for
"European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security

                                       37

falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

          If a call option is purchased, a Fund acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

          Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Funds generally will purchase only those options for which the
Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.

Stock Index Options

          Stock Index options include put and call options with respect to the
S&P 500(R) Index and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of a Fund.

          The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

          Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, a Fund could be unable to close out options, which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds purchase put or call options only with respect to an index which the Adviser or
Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Straddles

          A straddle, which may be used for hedging purposes, is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of a Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Warrants

                                       38

          A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

          Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices
("Index Warrants"). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise.
In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an
Index Warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. Certain Funds will normally use
Index Warrants in a manner similar to their use of options on securities indices. The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index
Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit a Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Writing Options

          Covered call options are considered "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

          Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund.
If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by the Fund generally offsets, in whole or in part, any loss to the Fund resulting from the repurchase of a call option.

                                       39

Index-, Currency-, and Equity-Linked Debt Securities

          "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500(R) Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. They may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

          Index and currency-linked securities are derivative instruments, which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser or Sub-Adviser. Markets, underlying securities and indices may move in a direction that was not anticipated by the Adviser or
Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid. See "Restricted and Illiquid Securities" below.


Loan Participation and Assignments

          A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

          When a Fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular assignments or participation when necessary to meet redemption of
Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participation also may make it more difficult for the Fund to value these securities for purposes of calculating its NAV.

Other Investment Companies

          An investment company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies fees and expenses.

                                       40

          Exchange-Traded Funds ("ETFs") - An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges and are traded similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index.
The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV.
Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.
Additionally, when a Fund invests in ETFs, shareholders of the Fund bear their proportionate share of the underlying ETF's fees and expenses.

          Holding Company Depositary Receipts ("HOLDRs") - HOLDRs are
trust-issued receipts that represent a Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Fund's investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Senior Loans

          The Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes. Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

          Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior
Loans or affecting borrowers generally.

          Senior Loans usually include restrictive covenants, which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

          Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

          In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

                                       41

          Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior
Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior
Loan to be under collateralized.

          Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for
Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly,
Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

          Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer covenants or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With
Hybrid Loans, a Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior
Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

          Subordinated and Unsecured Loans. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors.
Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

Private Funds

          U.S. or foreign private limited partnerships or other investment funds are referred to as Private Funds. Investments in Private Funds may be highly speculative and volatile. Because Private Funds are generally investment companies for purposes of the 1940 Act or would be but for the exemptions provided in sections 3(C)(1) or 3(C)(7) of the 1940 Act a Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

          Private investment funds include a variety of pooled investments.
Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, a Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index.
The Fund receives a stream of cash flows in the form of interest payments from the underlying

                                       42

assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

          The pooled investments allow a Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed-income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.

          Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

          A Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

          Private investment funds also include investments in certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

Real Estate Securities

          The Funds may invest in real estate investment trusts ("REITs") and other real estate industry operating companies ("REOCs"). For purposes of the
Funds' investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, the Funds may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate;
risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties;
increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates;
and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs' investments are

                                       43

concentrated geographically, by property type or in certain other respects, the
REITs may be subject to certain of the foregoing risks to a greater extent.
Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs
(especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

          Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

          Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Funds. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve
System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.
Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Restricted and Illiquid Securities

          Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between the Funds'
decision to dispose of these securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline.
The expenses of registering restricted securities (excluding securities that may be resold by the Funds pursuant to Rule 144A under the 1933 Act) may be negotiated at the time such securities are purchased by the Funds. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Funds would be permitted to sell them. Thus, the Funds may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Funds may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Funds at a time when such resale would be desirable.
Securities that are not readily marketable will be valued by the Funds in good faith pursuant to procedures adopted by the Trust's Board.

          Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Funds may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive

                                       44

investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Funds are registered for sale.

To Be Announced Sale Commitments

          To Be Announced ("TBA") sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

INVESTMENT TECHNIQUES

Borrowing

          A Fund may borrow from banks. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

          Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Portfolio Hedging

          Hedging against changes in financial markets, currency rates and interest rates may be utilized. One form of hedging is with "derivatives."
Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. Although the Funds may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Funds than if they did not hedge. If the Funds do not correctly predict a hedge, it may lose money. In addition, the Funds pay commissions and other costs in connection with hedging transactions.

          Risks Associated With Hedging Transactions. Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Adviser's or
Sub-Adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell.

          Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because

                                       45

currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

          In addition, a Fund pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Fund's NAV, and possibly income, and the losses can be greater than if hedging transactions had not been used.

          Risks of Hedging Transactions Outside the United States. When
conducted outside the United States, hedging transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Funds'
ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the
United States; and (5) lower trading volume and liquidity.

Non-Hedging Strategic Transactions

          A Fund's options, futures and swap transactions will generally be entered into for hedging purposes -- to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. Each Fund's (except Greater China Fund) net loss exposure resulting from transactions entered into for each purposes will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation.
Such transactions are subject to the limitations described above under
"Options," "Futures Contracts," and "Interest Rate and Currency Swaps."

Lending of Portfolio Securities

          Loans of portfolio securities earn income for the Funds and are collateralized by cash, cash equivalent or U.S. government securities. The Funds might experience a loss if the financial institution defaults on the loan. The borrower at all times during the loan must maintain with the lending Fund cash or cash equivalent collateral or provide to that Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis.
Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the lending Fund must terminate the loan and vote the securities. Alternatively, the lending Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any interest or distributions paid on such securities. Each Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower at any time. Each lending Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

                                       46

Repurchase Agreements

          Repurchase agreements may be utilized, with respect to its portfolio securities. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry
System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk, each Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

          The Funds treat any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of
Rule 144A under the 1933 Act and that, subject to the review by the Board and guidelines adopted by the Board, the Adviser or Sub-Adviser has determined to be liquid.

Reverse Repurchase Agreements and Dollar Roll Transactions

          Reverse repurchase agreement transactions involve the sale of U.S.
government securities held by a Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.
Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the
Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. In order to enhance portfolio returns and manage prepayment risks, The Funds may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and
FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested

                                       47

in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the
Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

          Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or
"substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a
Fund's risk to capital and may result in a shareholder's loss of principal.

Swaps, Swap Agreements and Options on Swap Agreements

          Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities and credit and event-linked swaps.

          To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. The
Fund may also enter into options on swap agreements ("swap options").

          A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

          Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment policies, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period.
Therefore, if interest rates increase over the term of the swap contract, the
Fund may be required to pay a higher fee at each swap reset date.

                                       48

          A Fund may enter into credit swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.
Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

          A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund that may engage in swaps may write (sell) and purchase put and call swap options.

          Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the
Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the
"net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

          Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.
Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the
Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

          Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

          Certain swap agreements are exempt from most provisions of the
Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants,"
which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance

                                       49

company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

          This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July
1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The
Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms; (2) lack exchange-style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

Securities, Interest Rate and Currency Swaps

          Securities Swaps. Securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

          Interest and Currency Swaps. Interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors may be used, as well as entering into currency swap cap transactions. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified
("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. A Fund usually enters into such transactions on a "net"
basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a
Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate NAV at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

          A Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., A by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by a Fund are considered to be illiquid assets.

          Interest Rate Swaps. As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments
(of the same currency) between the parties. In the most common

                                       50

interest rate swap structure; one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed-rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

          Cross-Currency Swaps. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap
(the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

          Swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.

          Caps and Floors. Interest rate caps and floors and currency swap cap transactions. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available)
and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

Risks Associated with Swaps, Caps and Floors

          The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

     Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator.
Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities

                                       51

may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Sub-Adviser analyzes these securities in its overall assessment of the effective duration of the
Fund's portfolio in an effort to monitor the Fund's interest rate risk.

Temporary Defensive and Other Short-Term Positions

          Investing in certain short-term, high-quality debt instruments and in
U.S. government securities is done for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Adviser's or
Sub-Adviser's ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

          Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include: (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements.
When investing for the purposes indicated above, the Funds will normally invest in short-term instruments that do not have a maturity of greater than one year.
To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

When-Issued Securities and Delayed-Delivery Transactions

          In order to secure prices or yields deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, a Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each
Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, a Fund may realize a taxable gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

          When the time comes to pay for the securities acquired on a delayed-delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

Short Sales

          A Fund may make a short sale of securities it already owns or have the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box"). In a short sale that is not "against the box," a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer.
The Fund must replace the security

                                       52

borrowed by purchasing it at the market price at the time of replacement. The
Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrues during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

          Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique.
Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

          If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

          A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or
Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the
Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

          In the view of the Commission, a short sale involves the creation of a
"senior security" as such term is defined in the 1940 Act, unless the sale is
"against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Funds' Board has determined that no Fund will make short sales of securities or maintain a

                                       53

short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

          The extent to which a Fund may enter into short sales transactions may be limited by the Code requirements for qualification of the Fund as a RIC. See
"Dividends, Distributions and Taxes."

                             INVESTMENT RESTRICTIONS

     All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

FUNDAMENTAL INVESTMENT RESTRICTIONS - GLOBAL BOND FUND

          The investment objective of the Fund is not fundamental and may be changed by the Board. The Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without the approval of the holders of a "majority" of the Fund's outstanding voting securities, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940
Act as the lesser of (1) 67% or more of the Fund's shares present at a meeting of shareholders at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the
Fund's outstanding securities.

     As a matter of fundamental policy, the Fund may not:

     1.   purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

     2.   borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund;

     3.   make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

     4.   underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a Fund security; or
          (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered management investment companies;

     5.   purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

                                       54

     6.   issue senior securities except to the extent permitted by the 1940
          Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; or

     7.   purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitations does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

NON-FUNDAMENTAL INVESTMENT POLICIES

          The Board has adopted the following non-fundamental investment restriction which may be changed by the Board and without shareholder vote:

     1.   As a matter of policy, the Fund's Board has determined that the Fund will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

FUNDAMENTAL INVESTMENT RESTRICTIONS - GREATER CHINA FUND

     The Fund's investment objective is not fundamental and may be changed without a shareholder vote. The Fund has adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a "majority" of the Fund's outstanding voting securities, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of: (1) 67% or more of the Fund's shares present at a meeting of shareholders at which the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2)
more than 50% of the Fund's outstanding voting securities.

     As a matter of fundamental policy, the Fund may not:

     1.   purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

     2.   borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund;

     3.   make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

     4.   underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer

                                       55

          thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered management investment companies;

     5.   purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

     6.   issue senior securities except to the extent permitted by the 1940
          Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; or

     7.   purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitations does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

     Greater China Fund is a non-diversified fund. The Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

NON-FUNDAMENTAL INVESTMENT POLICIES

     The Board has adopted the following non-fundamental investment restriction which may be changed by the Board and without shareholder vote:

     The Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity and equity-related securities of issuers in the Greater
China region. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


FUNDAMENTAL INVESTMENT RESTRICTIONS - INTERNATIONAL SMALLCAP MULTI-MANAGER FUND

          The investment objective of International SmallCap Multi-Manager Fund is a fundamental policy and may not be changed without a shareholder vote. The
Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without the approval of the holders of a
"majority" of the Fund's outstanding voting securities, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of
(1) 67% or more of the Fund's shares present at a meeting of shareholders at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the Fund's outstanding voting securities.

          As a matter of fundamental policy, the Fund may not:

          1.   invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the
               securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to this restriction and the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective,
               policies and restrictions as the Fund. This restriction also does not

                                       56

               apply to investments by the Fund in securities of the U.S.
               government or any of its agencies and instrumentalities;

          2.   purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same
               investment objective, policies and restrictions as the Fund;

          3.   invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective,
               policies and restrictions as the Fund. This restriction does not apply to investments by the Fund in securities of the U.S.
               government or its agencies and instrumentalities or to
               investments by the Money Market Fund (not included in this SAI)
               in obligations of domestic branches of U.S. banks and U.S.
               branches of foreign banks which are subject to the same
               regulation as U.S. banks;

          4.   purchase or sell real estate. However, the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate;

          5.   make loans of money, except that the Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets;

          6.   borrow money on a secured or unsecured basis, except for
               temporary, extraordinary or emergency purposes or for the
               clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the 1940 Act, the Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all
               borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law;

          7.   pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Fund from engaging in options, futures and foreign currency transactions, and shall not apply to the Money Market
               Fund (not included in this Prospectus);

          8.   underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities;

          9.   invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid;

          10.  purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

                                       57

          11.  invest in securities of other investment companies, except (a)
               that the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective,
               policies and restrictions as the Fund; (b) in compliance with the
               1940 Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund;

          12.  issue senior securities, except that the Fund may borrow money as permitted by restrictions 5 and 6 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions;

          13.  enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that the Fund may invest in stock index, currency and financial futures
               contracts and related options in accordance with any rules of the
               CFTC;

          14.  purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by the Fund do not exceed 5% of its net assets, (ii)
               aggregate premiums on put options purchased by the Fund do not exceed 5% of its net assets, (iii) not more than 25% of the
               Fund's net assets would be hedged, and (iv) not more than 25% of the Fund's net assets are used as cover for options written by the Fund.

          For purposes of investment restriction number 5, the Trust considers the restriction to prohibit the Funds from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Trust considers the phrase "publicly distributed debt instruments" in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the 1933 Act. As a result, the Funds may invest in such securities. Further, the Trust does not consider investment restriction number 5 to prevent the Funds from investing in investment companies that invest in loans.

NON-FUNDAMENTAL INVESTMENT POLICIES

          The Board has adopted the following non-fundamental investment restriction which may be changed by the Board and without shareholder vote:

          International SmallCap Multi-Manager Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of small companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy.
If, subsequent to an investment, the 80% requirement is no longer met, the
Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                               PORTFOLIO TURNOVER

          A change in securities held in the portfolio of a Fund is known as
"portfolio turnover" and may involve the payment by a Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.
Portfolio turnover rate for a

                                       58

fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Fund cannot accurately predict its turnover rate, however the rate will be higher when a Fund finds it necessary to significantly change their portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase expenses and may involve realization of capital gains by the Funds.
Each Fund's historical turnover rates are included in the Financial Highlights tables in the Prospectus.

     For ING Global Bond Fund, the rate of portfolio turnover increase exceeded
100% and increased over 2006 due to the increase of the Fund's assets. As the
Fund's total assets grew from its inception in June 2006, the Sub-Adviser was able to employ more investment techniques. For instance, the Sub-Adviser uses a quantitative model approach to manage the foreign currency exposure for the
Fund. Using historical and expectational data sources, the quantitative model seeks to identify the opportune time to trade. The quantitative model does not consider transactional volume, and as a result, will tend to produce a higher portfolio turnover rate than a non-quantitative approach.


                 DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES

          Each Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each Fund's annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

          In addition, each Fund posts its portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (i.e., each Fund will post the quarter-ending June 30 holdings on August 1).

          Each Fund also compiles a list composed of its ten largest holdings
("Top Ten"). This information is produced monthly, and is made available on
ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

          Investors (both individual and institutional), financial
intermediaries that distribute each Fund's shares and most third parties may receive a Fund's annual or semi-annual shareholder reports, or view on ING's website, a Fund's portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

          Other than in regulatory filings or on ING's website, a Fund may provide its portfolio holdings to certain unaffiliated third parties and affiliates when a Fund has a legitimate business purpose for doing so. Unless otherwise noted below, a Fund's disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, a Fund's disclosure of its portfolio holdings may include disclosure:

     .    To the Fund's independent registered public accounting firm, named herein, for use in providing audit opinions;

     .    To financial printers for the purpose of preparing Fund regulatory filings;

     .    For the purpose of due diligence regarding a merger or acquisition;

     .    To a new adviser or sub-adviser prior to the commencement of its management of the Fund;

     .    To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and S&P's, such agencies may receive more data from the Funds than is posted on the Funds' website);

     .    To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Fund;

     .    To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Fund;

     .    To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption

                                       59

          of portfolio assets and minimal impact on remaining Fund shareholders;
          or

     .    To certain third parties, on a weekly basis with no lag time, that have financed a Fund's Class B shares.

          In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

          The Funds' Board has adopted policies and procedures ("Policies")
designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of a Fund's shareholders, on the one hand, and those of a Fund's adviser, sub-adviser, principal underwriter or any affiliated person of a Fund, its adviser, or its principal underwriter, on the other. Such Policies authorize the Funds' administrator to implement the Board's policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Funds' shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-adviser(s), principal underwriter and their affiliates. The Board has authorized the senior officers of the Funds' administrator to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Funds' administrator reports quarterly to the Board regarding the implementation of the Policies.

          Each Fund has the following ongoing arrangements with certain third parties to provide a Fund's full portfolio holdings:

                                                 Time Lag Between Date
                                                of Information and Date
      Party            Purpose      Frequency     Information Released
----------------   --------------   ---------   -----------------------
Societe Generale   Class B shares   Weekly      None
Constellation      financing

Institutional      Proxy Voting     Daily       None
Shareholder        & Class Action
Services, Inc.     Services

Charles River      Compliance       Daily       None
Development

          All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Fund and its shareholders. The Funds'
Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving any of the Funds will be disclosed to the
Funds' Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Funds, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                                       60

                             MANAGEMENT OF THE TRUST

Management of each Trust

          Set forth in the table below is information about each Trustee of the
Trust.

                                                                                            Number of
                                                                                          Portfolios in
                                Position(s)   Term of Office    Principal Occupation(s)  ING Fund Complex
                                 Held With     and Length of      - During the Past 5      Overseen by     Other Directorships Held
     Name, Address and Age       the Trust   Time Served/(1)/           Years            Trustee/(2)(3)/          by Trustee
------------------------------  -----------  -----------------  ------------------------ ---------------- --------------------------
Independent Trustees

Colleen D. Baldwin/(4)/           Trustee    November 2007 -    Consultant (January             177       None.
7337 East Doubletree Ranch Rd.                   Present        2005 to Present).
Scottsdale, Arizona 85258                                       Chief Operating Officer,
Age: 47                                                         Ivy Asset Management
                                                                Group (April 2002 -
                                                                October 2004).

John V. Boyer                     Trustee    January 2005 -     President, Bechtler Arts        177       None.
7337 East Doubletree Ranch Rd.                   Present        Foundation (March 2008 -
Scottsdale, Arizona 85258                                       Present), Consultant
Age: 54                                                         (July 2007 - February
                                                                2008). Formerly,
                                                                President and Chief
                                                                Executive Officer,
                                                                Franklin and Eleanor
                                                                Roosevelt Institute
                                                                (March 2006 - July
                                                                2007), and Executive
                                                                Director, The Mark Twain
                                                                House & Museum/(5)/
                                                                (September 1989 -
                                                                November 2005).

Patricia W. Chadwick              Trustee    January 2006 -     Consultant and President        177       Wisconsin Energy (June
7337 East Doubletree Ranch Rd.                   Present        of self-owned company,                    2006 - Present).
Scottsdale, Arizona 85258                                       Ravengate Partners LLC
Age: 59                                                         (January 2000 - Present).

Peter S. Drotch/(4)/              Trustee    November 2007-     Retired Partner,                177       First Marblehead
7337 East Doubletree Ranch Rd.                   Present        PricewaterhouseCoopers                    Corporation, (October
Scottsdale, Arizona 85258                                       LLP.                                      2003- Present); Tufts
Age: 66                                                                                                   Health Plan, Director
                                                                                                          (June 2006 - Present); and
                                                                                                          University of Connecticut,
                                                                                                          Trustee (November 2004 -
                                                                                                          Present).

J. Michael Earley                 Trustee    February 2001 -    President and Chief             177       Midamerica Financial
7337 East Doubletree Ranch Rd.                   Present        Executive Officer,                        Corporation (December 2002
Scottsdale, Arizona 85258                                       Bankers Trust Company,                    - Present).
Age: 63                                                         N.A., Des Moines (June
                                                                1992 - Present).

                                       61

                                                                                            Number of
                                                                                          Portfolios in
                                Position(s)   Term of Office    Principal Occupation(s)  ING Fund Complex
                                 Held With     and Length of      - During the Past 5      Overseen by     Other Directorships Held
     Name, Address and Age       the Trust   Time Served/(1)/           Years            Trustee/(2)(3)/          by Trustee
------------------------------  -----------  -----------------  ------------------------ ---------------- --------------------------
Patrick W. Kenny                  Trustee    January 2005 -     President and Chief             177       Assured Guaranty Ltd.
7337 East Doubletree Ranch Rd.                   Present        Executive Officer,                        (April 2004 - Present);
Scottsdale, Arizona 85258                                       International Insurance                   and Odyssey Reinsurance
Age: 65                                                         Society (June 2001 -                      Holdings (November 2006 -
                                                                Present).                                 Present).

Sheryl K. Pressler                Trustee    January 2006 -     Consultant (May 2001 -          177       Global Alternative Asset
7337 East Doubletree Ranch Rd.                   Present        Present).                                 Management, Inc. (October
Scottsdale, Arizona 85258                                                                                 2007 - Present);
Age: 57                                                                                                   Stillwater Mining Company
                                                                                                          (May 2002 - Present);
                                                                                                          California HealthCare
                                                                                                          Foundation (June 1999 -
                                                                                                          Present); and
                                                                                                          Romanian-American
                                                                                                          Enterprise Fund (February
                                                                                                          2004 -Present).

Roger B. Vincent                  Trustee    January 1994 -     President, Springwell           177       UGI Corporation (February
7337 East Doubletree Ranch Rd.                   Present        Corporation (March 1989                   2006 - Present); and UGI
Scottsdale, Arizona 85258                                       - Present).                               Utilities, Inc. (February
Age: 62                                                                                                   2006 - Present).

Trustee who are "Interested Persons":

Robert W. Crispin/(4)(6)/         Trustee    November 2007-     Retired, Chairman and           177       ING Life Insurance and
7337 East Doubletree Ranch Rd.                   Present        Chief Executive Officer,                  Annuity Company (May 2006
Scottsdale, AZ 85258                                            ING Investment                            - Present); ING USA
Age: 61                                                         Management Co. (June                      Annuity and Life Insurance
                                                                2001 - December 2007).                    Company (May 2006 -
                                                                                                          Present); Midwestern
                                                                                                          United Life Insurance
                                                                                                          Company (May 2006 -
                                                                                                          Present); ReliaStar Life
                                                                                                          Insurance Company (May
                                                                                                          2006 - Present); Security
                                                                                                          Life of Denver Insurance
                                                                                                          Company (May 2006 -
                                                                                                          Present); Belair Insurance
                                                                                                          Company Inc. (August 2005
                                                                                                          - Present); The Nordic
                                                                                                          Insurance Company of
                                                                                                          Canada (February
                                                                                                          2005-Present); Trafalgar
                                                                                                          Insurance Company of
                                                                                                          Canada (February 2006 -
                                                                                                          Present); ING

                                       62

                                                                                                          Novex Insurance Company of
                                                                                                          Canada (February 2005 -
                                                                                                          Present); Allianz
                                                                                                          Insurance Company of
                                                                                                          Canada (February 2005 -
                                                                                                          Present); ING Canada Inc.
                                                                                                          (December 2004 - Present)
                                                                                                          and ING Foundation (March
                                                                                                          2004 - Present).

Shaun P. Mathews/(4) (6)(9)/      Trustee    November 2007 -    President and Chief             212       Mark Twain House & Museum
7337 East Doubletree Ranch Rd.                   Present        Executive Officer, ING                    (September 2002 -
Scottsdale, Arizona 85258                                       Investments, LLC                          Present)/(5)/; Connecticut
Age: 52                                                         (November 2006 -                          Forum (May 2002 -
                                                                Present), President ING                   Present); Capital
                                                                Mutual Funds and                          Community College
                                                                Investment Products                       Foundation (February 2002
                                                                (November 2004 -                          - Present); ING Services
                                                                November 2006), and                       Holding Company, Inc. (May
                                                                Chief Marketing Officer                   2000 - Present); Southland
                                                                USFS (April 2002 -                        Life Insurance Company
                                                                October 2004)                             (June 2002 - Present); and
                                                                                                          ING Capital Corporation,
                                                                                                          LLC, ING Funds
                                                                                                          Distributor/(7)/, LLC, ING
                                                                                                          Funds Services/(8)/, LLC,
                                                                                                          ING Investments, LLC and
                                                                                                          ING Pilgrim Funding, Inc.
                                                                                                          (March 2006 - Present).

----------
(1)  Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the
     Trust, as defined in the 1940 Act, as amended ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the Board's retirement policy; or (b) the Trustee reaches the age 72 or has served as a Trustee for 15 years, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  For the purposes of this table, "Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund,
     ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium
     Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING
     International High Dividend Equity Income Fund; ING Investment Funds, Inc.;
     ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate
     Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING
     Variable Insurance Trust; ING Variable Products Trust; and ING Partners,
     Inc.

(3)  The number of Funds in the Complex is as of May 31, 2008.

(4)  Ms. Baldwin and Messrs. Crispin, Drotch and Mathews each commenced services as a Trustee on November 28, 2007.

(5)  Mr. Mathews, President of ING USFS Mutual Funds and Investment Products
     group, has held a seat on the board of directors of The Mark Twain House &
     Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum. Mr. Boyer served as the Executive Director of the Mark Twain House & Museum from September
     1989 to November 2005.

(6)  Messrs. Crispin and Mathews are deemed an "interested persons" of the
     Company and the Trust as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the adviser,
     ING Investments, LLC and the Distributor.

(7)  ING Funds Distributor, LLC is the successor in interest to ING Funds
     Distributor, Inc., which was previously known as ING Pilgrim Securities,
     Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING
     Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

                                       63

(9)  Mr. Mathews is also a director of the following investment companies: ING
     VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING
     GET Fund; ING VP Intermediate Bond Portfolio; ING VP Money Market
     Portfolio; ING Variable Funds; ING Variable Portfolios, Inc.; and ING
     Series Fund, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, "Fund Complex" includes these investment companies.

(10) Mr. Drotch, who began serving as a Director of the Funds on November 28,
     2007, was the beneficial owner on that date of securities issued by AXA
     Advisors, Allianz Global Investors, JP Morgan Chase & Co. and Legg Mason,
     Inc. Mr. Drotch subsequently sold his entire position in AXA Advisors on
     January 29, 2008, Allianz Global Investors on February 27, 2008, JP Morgan
     Chase & Co. on March 24, 2008, and Legg Mason, Inc. on February 23, 2008.
     AllianceBernstein LP, a subsidiary of AXA Advisors; Pacific Investment
     Management Company LLC and OppenheimerFunds, Inc., subsidiaries of Allianz
     Global Investors; J.P. Morgan Investment Management, Inc., a subsidiary of
     JP Morgan Chase & Co.; and Legg Mason Capital Management Inc. and
     Batterymarch Financial Management, Inc., subsidiaries of Legg Mason, Inc.
     act as sub-advisers for certain ING Funds. For the period that he beneficially owned those securities, Mr. Drotch was an "interested person"
     (as that term is defined in the Investment Company Act of 1940) of the
     Funds for which these firms or their affiliates served as sub-advisers. Mr.
     Drotch may also have been an "interested person" of the Trust from November
     28, 2007 through the date of the sale of the above-referenced security or securities.

                                       64

Officers

          Information about the Funds' Officers are set forth in the table below:

                                                             Term of Office
                                                             and Length of           Principal Occupation(s)
Name, Address and Age          Positions Held with the Trust Time Served/1, 2/       During the Last Five Years
------------------------------ ----------------------------- ----------------------- -----------------------------------------------
Shaun P. Mathews/3/            President and Chief Executive November 2006 - Present President and Chief Executive Officer, ING
7337 East Doubletree Ranch Rd. Officer                                               Investments, LLC/5/ (November 2006 - Present),
Scottsdale, Arizona 85258                                                            President ING Mutual Funds and Investment
Age: 52                                                                              Products (November 2004 - November 2006), and
                                                                                     Chief Marketing Officer USFS (April 2002 -
                                                                                     October 2004).

Michael J. Roland              Executive Vice President      February 2002 - Present Head of Mutual Fund Platform (February 2007 -
7337 East Doubletree Ranch Rd.                                                       Present); and Executive Vice President, ING
Scottsdale, Arizona 85258                                                            Investments, LLC/5/ and ING Funds Services,
Age: 50                                                                              LLC/7/ (December 2001 - Present). Formerly,
                                                                                     head of Product Management (January 2005 -
                                                                                     January 2007); Chief Compliance Officer, ING
                                                                                     Investments, LLC/5/ and Directed Services
                                                                                     LLC/4/ (October 2004 - December 2005); and
                                                                                     Chief Financial Officer and Treasurer, ING
                                                                                     Investments, LLC/5/, (December 2001 - March
                                                                                     2005).

Stanley D. Vyner               Executive Vice President      May 1999 - Present      Executive Vice President, ING Investments,
230 Park Avenue                                                                      LLC/5/ (July 2000 - Present); and Chief
New York, NY 10169                                                                   Investment Risk Officer, ING Investments,
Age: 58                                                                              LLC/5/ (January 2003 - Present). Formerly,
                                                                                     Chief Investment Officer of the International
                                                                                     Portfolios, ING Investments, LLC/5/ (August
                                                                                     2000 - January 2003).

Joseph M. O'Donnell            Chief Compliance Officer      November 2004 - Present Chief Compliance Officer of the ING Funds
7337 East Doubletree Ranch Rd. Executive Vice President      March 2006 - Present    (November 2004 - Present); and ING Investments,
Scottsdale, Arizona 85258                                                            LLC/5/ and Directed Services LLC/4/ (March 2006
Age: 53                                                                              - Present); and Executive Vice President of the
                                                                                     ING Funds (March 2006 - Present). Formerly,
                                                                                     Chief Compliance Officer of ING Life Insurance
                                                                                     and Annuity Company (March 2006 - December
                                                                                     2006);Vice President, Chief Legal Counsel,
                                                                                     Chief Compliance Officer and Secretary of Atlas
                                                                                     Securities, Inc., Atlas Advisers, Inc. and
                                                                                     Atlas Funds (October 2001 - October 2004).

Todd Modic                     Senior Vice President,        March 2005 - Present    Senior Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd. Chief/Principal Financial                             LLC/7/ (April 2005 - Present). Formerly, Vice
Scottsdale, Arizona 85258      Officer & Assistant Secretary                         President, ING Fund Services, LLC/7/ (September
Age: 40                                                                              2002 - March 2005).

Kimberly A. Anderson           Senior Vice President         November 2003 - Present Senior Vice President, ING Investments, LLC/5/
7337 East Doubletree Ranch Rd.                                                       (October 2003 - Present). Formerly, Vice
Scottsdale, Arizona 85258                                                            President and Assistant Secretary, ING
Age: 43                                                                              Investments, LLC/5/ (January 2001 - October
                                                                                     2003).

Robert Terris                  Senior Vice President         May 2006 - Present      Senior Vice President, Head of Division
7337 East Doubletree Ranch Rd.                                                       Operations, ING Funds (May 2006 - Present); and
Scottsdale, AZ 85258                                                                 Vice President, Head of Division Operations,
Age: 37                                                                              ING Funds Services LLC/7/ (March 2006 -
                                                                                     Present). Formerly, Vice President of
                                                                                     Administration, ING Funds Services, LLC/7/
                                                                                     (October 2001 - March 2006).

                                       65

                                                             Term of Office
                                                             and Length of           Principal Occupation(s)
Name, Address and Age          Positions Held with the Trust Time Served/1, 2/       During the Last Five Years
------------------------------ ----------------------------- ----------------------- -----------------------------------------------
Robyn L. Ichilov               Vice President                May 1999 - Present.     Vice President and Treasurer, ING Funds
7337 East Doubletree Ranch Rd.                                                       Services, LLC/7/ (October 2001 - Present) and
Scottsdale, Arizona 85258      Treasurer                                             ING Investments, LLC/5/ (August 1997 -
Age: 40                                                                              Present).

William Evans                  Vice President                September 2007 -        Vice President, Head of Mutual Fund Advisory
10 State House Square                                        Present                 Group (April 2007 - Present). Formerly, Vice
Hartford, CT 06103                                                                   President, U.S. Mutual Funds and Investment
Age: 35                                                                              Products (May 2005 - April 2007); and Senior
                                                                                     Fund Analyst, U.S. Mutual Funds and Investment
                                                                                     Products (May 2002 - May 2005).

Lauren D. Bensinger            Vice President                February 2003 - Present Vice President and Chief Compliance Officer,
7337 East Doubletree Ranch Rd.                                                       ING Funds Distributor, LLC/6/ (July 1995 -
Scottsdale, Arizona 85258                                                            Present); and Vice President, ING Investments,
Age: 54                                                                              LLC/5/ (February 1996 - Present) and Director
                                                                                     of Compliance, ING Investments, LLC/5/ (October
                                                                                     2004 - Present). Formerly, Chief Compliance
                                                                                     Officer, ING Investments, LLC/5/ (October 2001
                                                                                     - October 2004).

Maria M. Anderson              Vice President                September 2004 -        Vice President, ING Funds Services, LLC/7/
7337 East Doubletree Ranch Rd.                               Present                 (September 2004 - Present). Formerly, Assistant
Scottsdale, Arizona 85258                                                            Vice President, ING Funds Services, LLC/7/
Age: 49                                                                              (October 2001 - September 2004); and Manager of
                                                                                     Fund Accounting and Fund Compliance, ING
                                                                                     Investments, LLC/5/ (September 1999 - October
                                                                                     2001).

Denise Lewis                   Vice President                January 2007 - Present  Vice President, ING Funds Services, LLC/7/
7337 East Doubletree Ranch Rd.                                                       (December 2006 - Present). Formerly, Senior
Scottsdale, Arizona 85258                                                            Vice President, UMB Investment Services Group,
Age: 44                                                                              LLC (November 2003 - December 2006); and Vice
                                                                                     President, Wells Fargo Funds Management, LLC.
                                                                                     (December 2000 - August 2003).

Kimberly K. Springer           Vice President                March 2006 - Present    Vice President, ING Funds Services, LLC/7/
7337 East Doubletree Ranch Rd.                                                       (March 2006 - Present). Formerly, Assistant
Scottsdale, Arizona 85258                                                            Vice President, ING Funds Services, LLC/7/
Age: 50                                                                              (August 2004 - March 2006); Manager,
                                                                                     Registration Statements, ING Funds Services,
                                                                                     LLC/7/ (May 2003 - August 2004); Associate
                                                                                     Partner, AMVESCAP PLC (October 2000 - May
                                                                                     2003); and Director of Federal Filings and Blue
                                                                                     Sky Filings, INVESCO Funds Group, Inc. (March
                                                                                     1994 - May 2003).

Susan P. Kinens                Assistant Vice President      February 2003 - Present Assistant Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                       LLC/7/ (December 2002 - Present); and has held
Scottsdale, Arizona 85258                                                            various other positions with ING Funds
Age: 31                                                                              Services, LLC/7/ for more than the last five
                                                                                     years.

Huey P. Falgout, Jr.           Secretary                     August 2003 - Present   Chief Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                       Services (September 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                            Counsel, ING Americas, U.S. Legal Services
Age: 45                                                                              (November 2002 - September 2003).

Theresa K. Kelety              Assistant Secretary           August 2003 - Present   Senior Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                       Services (April 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                            Senior Associate with Shearman & Sterling
Age: 45                                                                              (February 2000 - April 2003).

                                       66

----------
(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  Unless otherwise noted, this column refers to ING Mutual Funds.

(3)  Mr. Mathews commenced service as the President and the Chief Executive
     Officer on November 9, 2006.

(4)  Directed Services LLC is the successor in interest to Directed Services,
     Inc.

(5)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING
     Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim
     Investments, Inc., which was previously known as Pilgrim Investments, Inc.
     and before that was known as Pilgrim America Investments, Inc.

(6)  ING Funds Distributor, LLC is the sucessor in interest to ING Funds
     Distributor, Inc., which was previously known as ING Pilgrim Securities,
     Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING
     Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inco., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

                                       67

Board

          The Board of Trustees of the Trust ("Board") governs each Fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who oversee the Funds' activities, review contractual arrangements with companies that provide services to each of the Funds and review each Fund's performance.

Frequency of Board Meetings

          The Board currently conducts regular meetings eight (8) times a year.
The Audit Committee and the Compliance Committee each meet regularly four (4)
times per year; the Investment Review Committee meets six (6) times per year, the Contracts Committee meets seven (7) times per year and the remaining
Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.

Recent Committee Changes

          Effective November 28, 2007, changes were made to the Board's
Committee structure. In particular, the Committee membership changed on that date, and these changes are reflected in the discussion of the Committees that is set out below. Prior to May 10, 2007, the Board had a Valuation, Proxy and
Brokerage Committee. On May 10, 2007, the functions of the Valuation, Proxy and
Brokerage Committee and the Compliance Committee were combined. The Compliance
Committee was the surviving Committee and now oversees valuation, proxy and brokerage matters, as well as compliance issues. We also note that Roger Vincent became the Chairman of the Board effective May 10, 2007. Prior to that date,
Jock Patton served as the Chairman of the Board.

Committees

          Executive Committee. The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of three (3) Independent
Trustees and two (2) Trustees who are "interested persons," as defined in the
1940 Act of each Fund. The following Trustees currently serve as members of the
Executive Committee: Ms. Pressler and Messrs. Boyer, Crispin, Mathews and
Vincent. Mr. Vincent, Chairman of the Board, serves as the Chairperson of the
Executive Committee.

          From May 10, 2007 to November 28, 2007, the Executive Committee
consisted of the following Trustees: Ms. Pressler and Messrs. Turner, Boyer and
Vincent and Mr. Vincent served as the Chairperson. Prior to May 10, 2007, the
Executive Committee consisted of the following Trustees: Messrs. Turner, Vincent and Patton. Mr. Patton served as Chairperson of the Executive Committee.

          The Executive Committee held three (3) meetings during the fiscal year ended October 31, 2007.

          Audit Committee. The Board has established an Audit Committee whose functions include, among others, meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust's audit, its financial statements and interim accounting controls, and meeting with management concerning these matters. The Audit Committee currently consists of three (3) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Messrs. Drotch, Earley and Ms. Chadwick. Mr.
Earley currently serves as Chairperson of the Audit Committee, and also has been designated as an audit committee financial expert under the Sarbanes-Oxley Act.

          From May 10, 2007 to November 28, 2007, the Audit Committee consisted of the following Trustees: Ms. Chadwick and Messrs. Earley and Putnam. Mr.
Earley served as the Chairperson and as the financial

                                       68

expert under the Sarbanes-Oxley Act for the Committee. Prior to May 10, 2007,
the Audit Committee consisted of the following Trustees: Ms. Pressler and
Messrs. Earley, Kenny, Vincent and Putnam. Mr. Earley served as Chairperson of the Audit Committee, and Mr. Kenny was designated as an audit committee financial expert under the Sarbanes-Oxley Act.

          The Audit Committee held five (5) meetings during the fiscal year ended October 31, 2007.

          Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the
Board and the Chief Compliance Officer ("CCO") of the Trust. The Compliance
Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board;
coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The
Board also oversees quarterly compliance reporting.

          On May 10, 2007, the functions of the Board's Valuation, Proxy and
Brokerage Committee were combined with the functions of the Compliance
Committee. As a result of this combination, the functions of the Compliance
Committee now include determining the value of securities held by the Funds for which market value quotations are not readily available; overseeing management's administration of proxy voting; and overseeing the effectiveness of the investment adviser's usage of the Company's and Trust's brokerage and the adviser's compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions).

          The Compliance Committee currently consists of five (5) Independent
Trustees. The following Trustees currently serve as members of the Compliance
Committee: Mses. Baldwin and Pressler and Messrs. Boyer, Kenny and Vincent. Mr.
Kenny currently serves as Chairperson of the Compliance Committee.

          From May 10, 2007 to November 28, 2007, the Compliance Committee
consisted of the following Trustees: Ms. Pressler and Messrs. Boyer, Kenny and
Vincent. Mr. Kenny served as the Chairperson for the Committee. Prior to May 10,
2007, the Compliance Committee consisted of the following Trustees: Messrs.
Boyer, Earley, Putnam, Kenny and Patton. Mr. Kenny served as Chairperson for the
Committee.

          The Compliance Committee held five (5) meetings during the fiscal year ended October 31, 2007.

          Valuation, Proxy and Brokerage Committee. As is discussed above, prior to May 10, 2007 the Board had a Valuation, Proxy and Brokerage Committee. On
that date, the Board's Committees were reconstituted and the functions of the
Valuation, Proxy and Brokerage Committee were combined with that of the
Compliance Committee, and the reconstituted Compliance Committee was the surviving Committee. The Compliance Committee now oversees valuation, proxy voting and brokerage matters formerly overseen by the Valuation, Proxy and
Brokerage Committee.

          Prior to May 10, 2007, the Valuation, Proxy and Brokerage Committee
functions included, among others: reviewing the determination of the value of securities held by the Trust for which market value quotations are not readily available; overseeing management's administration of proxy voting; and
overseeing the effectiveness of the investment adviser's usage of the Trust's brokerage; and overseeing the adviser's compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions). The Valuation, Proxy and Brokerage Committee consisted of four (4)
Independent Trustees. The following Trustees served as members of the Valuation,
Proxy and Brokerage Committee: Dr. Gitenstein, Ms. Chadwick and Messrs. Boyer
and Patton. Ms. Chadwick served as Chairperson of the Valuation, Proxy and
Brokerage Committee.

          The Valuation, Proxy and Brokerage Committee held three (3) meetings during the fiscal year ended October 31, 2007.

                                       69

          Nominating and Governance Committee. The Board has established a
Nominating and Governance Committee for the purpose of, among other things, (1)
identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee's responsibilities; (4)
considering and recommending the creation of additional committees or changes to
Director policies and procedures based on rule changes and "best practices" in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board's annual self-evaluation process.

          In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

          The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for Trustee should be submitted in writing to the Funds' Secretary at 7337 Doubletree Ranch Rd.,
Scottsdale, Arizona 85258. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Trustee: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

          The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, any such submission must be delivered to the Funds' Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Trust with the SEC.

          The Nominating and Governance Committee consists of four (4)
Independent Trustees. The following Trustees serve as members of the Nominating and Governance Committee: Mses. Baldwin and Chadwick and Messrs. Kenny and
Vincent. Ms. Baldwin serves as Chairperson of the Nominating and Governance
Committee.

          From May 10, 2007 to November 28, 2008, the Nominating and Governance
Committee consisted of the following Trustees: Ms. Chadwick and Messrs. Boyer,
Kenny and Vincent. Prior to May 10, 2007, the membership of the Nominating and
Governance Committee consisted of the following Trustees: Dr. Gitenstein and
Messrs. Kenny, Patton and Vincent. During the period prior to May 10, 2007, Dr.
Gitenstein served as Chairperson of the Nominating and Governance Committee.

          The Nominating and Governance Committee held no (0) meeting during the fiscal year ended October 31, 2007.

          Investment Review Committees. The Board has established two Investment
Review Committees to, among other things, monitor the investment performance of the Funds and make recommendations to the Board with respect to the Funds.

          The Investment Review Committee for the Domestic Equity Funds
currently consists of three (3)

                                       70

Independent Trustees and one (1) Trustee who is an "interested person" as defined in the 1940 Act. The following Trustees serve as members of the
Investment Review Committee for the Domestic Equity Funds: Ms. Chadwick and
Messrs. Crispin, Drotch and Earley. Ms. Chadwick currently serves as Chairperson of the Investment Review Committee for the Domestic Equity Funds.

          From May 10, 2007 to November 28, 2007, the Investment Review
Committee for the Domestic Equity Funds consisted of the following Trustees: Ms.
Chadwick and Messrs. Drotch, Earley and Putnam. Ms. Chadwick served as the
Chairperson for the Committee. Prior to May 10, 2007, the following Trustees served as members of the Investment Review Committee for the Domestic Equity
Funds: Ms. Chadwick and Messrs. Patton, Putnam, Earley, Turner and Vincent. Mr.
Vincent served as Chairperson for the Committee.

          The Investment Review Committee for the Domestic Equity Funds held six
(6) meetings during the fiscal year ended December 31, 2007.

          The Investment Review Committee for the International/Balanced/Fixed
Income Funds currently consists of five (5) Independent Trustees and one (1)
Trustee who is an "interested person," as defined in the 1940 Act, of the Funds.
The following Trustees serve as members of the Investment Review Committee for the International /Balanced/ Fixed Income Funds: Mses. Baldwin and Pressler and
Messrs. Boyer, Kenny, Mathews and Vincent. Mr. Boyer currently serves as
Chairperson of the Investment Review Committee for the International/Balanced/
Fixed Income Funds.

          From May 10, 2007 to November 28, 2007, the Investment Review
Committee for the International/Balanced/Fixed Income Funds consisted of the following Trustees: Ms. Pressler and Messrs. Boyer, Kenny and Vincent. Mr. Boyer
served as the Chairperson for the Committee. Prior to May 10, 2007, the
following Trustees served as members of the Investment Review Committee for the
International/Balanced/Fixed Income Funds: Ms. Pressler, Dr. Gitenstein and
Messrs. Kenny and Boyer. Mr. Boyer served as Chairperson for the Committee.

          The Investment Review Committee for the International Equity and
Fixed-Income Funds held six (6) meetings during the fiscal year ended October
31, 2007.

          Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Funds. The responsibilities of the Contracts
Committee include, among other things: (1) identifying the scope and format of information to be provided by service providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3)
evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements;
and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans.

          The Contracts Committee currently consists of five (5) Independent
Trustees. The following Trustees serve as members of the Contracts Committee:
Mses. Chadwick and Pressler and Messrs. Boyer, Drotch and Vincent. Ms. Pressler
serves as Chairperson of the Contracts Committee.

          Prior to May 10, 2007, the Contracts Committee consisted of six (6)
Independent Trustees. The following Trustees served as members of the Contracts
Committee: Messes. Chadwick and Pressler and Messrs. Boyer, Patton, Vincent and
Kenny. During the period prior to May 10, 2007, Ms. Pressler served as
Chairperson of the Contracts Committee.

                                       71

          The Contracts Committee held five (5) meetings during the fiscal year ended October 31, 2007.

Trustee Ownership of Securities

          Share Ownership Policy

          In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the ING Family of Funds at all times ("Policy"). For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund.

          Under this Policy, the initial value of investments in one or more mutual funds in the ING Family of Funds that are beneficially owned by a Trustee must equal at least $100,000. Existing Trustees shall have a reasonable amount of time, not to exceed three years, from the date upon which the minimal ownership was set was at $100,000 in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, of becoming a Trustee. A decline in the value of any Fund investments will not cause a Trustee to have to make any additional investments under this Policy.

          Investment in mutual funds of the ING Funds Complex by the Trustee pursuant to this Policy are subject to the market timing policies applied by the mutual funds of the ING Family of Funds to other similar investors and any provisions of the ING Funds' Code of Ethics that otherwise applies to Trustees.

                                       72

     Set forth below is the dollar range of equity securities owned by each
Trustee as of December 31, 2007:

                                                           Dollar Range of Equity
                                                        Securities in each Fund as of                         Aggregate Dollar
                                                              December 31, 2007                               Range of Equity
                                        ------------------------------------------------------------    Securities in all Registered
                                                                                    International           Investment Companies
                                                                                       SmallCap        Overseen by Trustee in Family
           Name of Trustee              Global Bond Fund    Greater China Fund    Multi-Manager Fund      of Investment Companies
-------------------------------------   ----------------   --------------------   ------------------   -----------------------------
Independent Trustees
Colleen D. Baldwin/1/                          N/A                  N/A                   N/A                        N/A
John V. Boyer                                  N/A                  N/A                   N/A                $50,000 - $100,000
Patricia W. Chadwick                           N/A                  N/A                   N/A                   Over $100,000
Peter S. Drotch/1/                             N/A                  N/A                   N/A                        N/A
J. Michael Earley                              N/A                  N/A                   N/A                   Over $100,000
Patrick W. Kenny                               N/A                  N/A                   N/A                 $10,000 - $50,000
                                                                                                              Over $100,000/2/
Sheryl K. Pressler                             N/A         $10,000 - $50,000/2/           N/A                 Over $100,000/2/
Roger B. Vincent                               N/A                  N/A                   N/A                   Over $100,000
                                                                                                               Over $100,000/2/
Trustees who are "Interested Persons"
Robert W. Crispin/1/                           N/A                  N/A                   N/A                 Over $100,000/2/
Shaun P. Mathews                               N/A                  N/A                   N/A                   Over $100,000
                                                                                                              Over $100,000/2/

(1)  Ms. Baldwin and Messrs. Drotch, Crispin and Mathews each commenced services as Trustee of ING Mutual Funds on November 28, 2007.

(2)  Funds held in a 401k/deferred compensation account.

                                       73

Independent Trustee Ownership of Securities -

     Set forth in the table below is information regarding each Independent
Trustee's (and his or her immediate family members) share ownership in securities of the Funds' adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the Funds (not including registered investment companies) as of December 31, 2007.

                                       Name of Owners
                                      and Relationship                               Value of    Percentage of
          Name of Trustee                to Trustee      Company   Title of Class   Securities       Class
-----------------------------------   ----------------   -------   --------------   ----------   -------------
Colleen D. Baldwin/1/                        N/A           N/A           N/A             0            N/A
John V. Boyer                                N/A           N/A           N/A             0            N/A
Patricia W. Chadwick                         N/A           N/A           N/A             0            N/A
Peter S. Drotch/1/                           N/A           N/A           N/A             0            N/A
J. Michael Earley                            N/A           N/A           N/A             0            N/A
Patrick W. Kenny                             N/A           N/A           N/A             0            N/A
Sheryl K. Pressler                           N/A           N/A           N/A             0            N/A
Roger B. Vincent                             N/A           N/A           N/A             0            N/A

----------
(1)  Ms. Baldwin and Mr. Drotch each commenced services as Trustee on November
     28, 2007.

                                       74

Compensation of Trustees

          Effective July 1, 2007, each Trusteer is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended.
Each Independent Trustee is compensated for his or her services on a quarterly basis according to a fee schedule adopted by the Board. The fee schedule consists only of an annual retainer and does not include additional compensation for attendance at regular or special Board and Committee meetings.

          Each Fund pays each Trusteer who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $200,000; (ii) Mr.
Vincent, as Chairperson of the Board, receives an additional annual retainer of
$75,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Earley, Boyer
and Kenny, as Chairpersons of Committees of the Board, each receives an additional annual retainer of $10,000, $40,000, $60,000, $30,000, $50,000 and
$30,000, respectively; and (iv) out-of-pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by the Adviser and its affiliate
Directed Services LLC for which the Trustees serve in common as Trustees.

          Prior to July 1, 2007, each Trustee was reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended.
Each Independent Trustee was compensated for his or her services according to a fee schedule adopted by the Board, and received a fee that consisted of an annual retainer and a meeting fee component.

          Each Fund paid each Trusteer who was not an interested person a pro rata share, as described below, of: (i) an annual retainer of $45,000 (Mses.
Chadwick and Pressler and Messrs. Earley, Boyer, Kenny, Vincent and Dr.
Gitenstein, as Chairpersons of Committees of the Board, each received an additional annual retainer of $10,000, $15,000, $20,000, $20,000, $10,000,
$20,000 and $10,000, respectively. Mr. Patton, as Chairperson of the Board, received an additional annual retainer of $30,000.); (ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, received an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any
Committee meeting (Chairpersons of Committees of the Board received an additional $1,000 for each Committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund was based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by the Adviser and its affiliate
Directed Services LLC for which the Trustees served in common as Trustees.

          The $2,500 retainer payable to Ms. Baldwin each quarter for her services to the Nominating and Governance Committee is paid only if the
Committee has been active for that quarter. If the Nominating and Governance
Committee has been active during all four quarters in a given year, the
Chairperson will receive the full annual retainer of $10,000. Ms Baldwin was named Chairperson of the Nominating and Governance Committee as of March 27,
2008.

          Mr. Boyer as the Chairperson of the Investment Review Committee
-International/Balanced /Fixed Income receives an annual retainer of $40,000.
The $10,000 retainer payable to Mr. Boyer as the Chairperson for the Nominating and Governance Committee is paid only if the Nominating and Governance Committee has been active for that quarter. The compensation per quarter to the
Chairperson is $2,500 which, if the Nominating and Governance Committee has been active for all four quarters, will result in the Chairperson receiving the full annual retainer of $10,000. Mr. Boyer served as Chairperson of the Nominating and Governance Committee until March 27, 2008.

          The Chairperson for the Nominating and Governance Committee was paid on a quarterly basis and only if the Nominating and Governance Committee had been active for that quarter. The compensation per quarter to the Chairperson was $2,500 which, if the Nominating and Governance Committee had been active for all four quarters, would have resulted in the Chairperson receiving the full annual retainer of $10,000.

                                       75

          The following table sets forth information provided by the Funds'
investment adviser regarding compensation of Directors by each Portfolio and other funds managed by ING Investments, LLC and its affiliates for the fiscal year ended October 31, 2007. Officers of the Company and Trustees who are
interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by ING Investments, LLC or its affiliates.

                                       76

                               Compensation Table

                                                                       Pension or                     Total
                                                                       Retirement                  Compensation
                                 Aggregrate Compensation From Fund      Benefits     Estimated         From
                          -------------------------------------------    Accrued      Annual        Registrant
                                                       International   As Part of    Benefits        and Fund
                                                      SmallCap Multi-     Fund         Upon       Complex Paid
Name of Person, Position  Global Bond  Greater China      Manager       Expenses   Retirement/1/  to Trustees/2,3/
------------------------  -----------  -------------  ---------------  ----------  -------------  ----------------
Colleen D. Baldwin/4/
Trustee                      $ 24          $ 52           $  899           N/A          N/A           $ 79,552

John V. Boyer                $ 69          $123           $2,140           N/A          N/A           $220,651
Trustee

Patricia W. Chadwick
Trustee                      $ 59          $107           $1,870           N/A          N/A           $189,849

Robert W. Crispin/4,5/
Trustee                       N/A           N/A              N/A           N/A          N/A                N/A

Peter S. Drotch/4/
Trustee                      $  5          $ 19           $  191           N/A          N/A           $ 16,483

J. Michael Earley
Trustee                      $ 65          $116           $2,039           N/A          N/A           $209,250

R. Barbara Gitenstein/6/
Trustee                      $ 92          $186           $3,124           N/A          N/A           $297,693

Patrick W. Kenny/7/
Trustee                      $ 62          $110           $1,952           N/A          N/A           $199,312

Shaun P. Mathews/4,5/
Trustee                       N/A           N/A              N/A           N/A          N/A                N/A

Walter H. May/8/
Trustee                      $ 99          $161           $2,488           N/A          N/A           $315,750

Jock Patton/9/
Trustee                      $122          $207           $4,151           N/A          N/A           $409,250

Sheryl K. Pressler/7/
Trustee                      $ 65          $119           $2,069           N/A          N/A           $210,250

David W.C. Putnam/11/
Trustee                      $ 55          $ 99           $1,734           N/A          N/A           $177,750

John G. Turner/5,10/
Trustee                       N/A           N/A              N/A           N/A          N/A                N/A

Roger Vincent(7)
Trustee                      $ 68          $122           $2,133           N/A          N/A           $217,500

                                       77

(1)  The Funds have adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the
     ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.

(2)  Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.

(3)  Represents compensation from 181 funds (total in complex as of October 31,
     2007).

(4)  Ms. Baldwin and Messrs. Crispin, Drotch and Mathews each commenced services as Trustees of ING Mutual Funds November 28, 2007. From May 9, 2007 through
     November 28, 2007, Ms. Baldwin was a non-voting Board consultant. From
     September 1, 2007 through November 28, 2007, Mr. Drotch was a non-voting
     Board consultant. Compensation paid to Ms. Baldwin and Mr. Drotch represents payment received for service as a non-voting Board consultant.

(5)  "Interested person," as defined in the 1940 Act, of the Trust because of the affiliation with ING Groep, N.V., the parent corporation of the Adviser and the Distributor. Officers and Trustees who are interested persons do not receive any compensation from the Funds.

(6)  Retired from the Board effective September 10, 2007.

(7)  During the fiscal year ended October 31, 2007, Patrick Kenny, Sheryl
     Pressler and Roger Vincent deferred $53,688, $105,650 and $55,975 of their compensation, respectively from the Fund Complex.

(8)  Retired from the Board effective January 11, 2007.

(9)  Resigned from the Board effective June 30, 2007.

(10) Retired from the Board effective October 25, 2007.

(11) Retired from the Board effective February 23, 2008.

                                       78

                                 CODE OF ETHICS

          The Funds, the adviser, the sub-advisers and the Distributor have adopted a code of ethics ("Code of Ethics" or written supervisory procedures)
governing personal trading activities of all Trustees, officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Funds that may arise from personal trading of securities that may be purchased or held by the Funds or the Funds' shares. The
Code of Ethics also prohibits short-term trading of each Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions. However, such persons are generally required to pre-clear all security transactions with the Funds' Compliance Department and to report all transactions on a regular basis. The sub-advisers have each adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

                             PROXY VOTING PROCEDURES

          The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds' portfolio securities. The proxy voting procedures delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the adviser, the Board has also approved the adviser's proxy voting procedures, which require the adviser to vote proxies in accordance with the Funds' proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the a
Compliance Committee oversees the implementation of the Funds' proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Funds, including procedures of the adviser, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Funds voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds' website (www.ingfunds.com) or by accessing the
SEC's EDGAR database (www.sec.gov).

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

          "Control" is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the Trust. A control person may be able to take actions regarding a Fund without the consent or approval of shareholders. As of the date of this SAI, none of the Trustees and officers of the Trust as a group owned any class of each Fund's Class O outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5%
of the outstanding Class O shares of any class of any of the Funds addressed herein. As the Class O shares of the Fund had not commenced operations as of the date of this SAI, the only outstanding Class O shares of the Fund are held by the adviser as the Fund's sole shareholder.

                                                                 Class and
                                                                   Record   Percentage  Percentage
           Fund                     Address                      Ownership   of Class    of Fund
--------------------------  -----------------------------------  ---------  ----------------------
ING Greater China Fund      State Street Bank & Trust Co. Cust.   Class I      37.03%     0.03%
                                Sep. A/C Jeffrey R. Young
                                     23331 Water Cir
                                Boca Raton, FL 33486-8540

ING Greater China Fund             ING Investments LLC            Class I      30.02%     0.03%
                                 ING Funds Unified Board
                                 Deferred Comp Plan (SP)
                                   Attn. Robyn Ichilov
                               7337 E Doubletree Ranch Rd.
                                Scottsdale, AZ 85258-2034

ING Global Bond Fund        ING Life Insurance & Annuity Co.      Class A      31.82%     23.46%
                                   151 Farmington Ave
                                 Hartford, CT 06156-0001

                                       79

ING Global Bond Fund           Wells Fargo Investments LLC        Class I      28.48%     0.22%
                                 625 Marquette Ave Fl 13
                               Minneapolis, MN 55402-2308

ING Global Bond Fund           Wells Fargo Investments LLC        Class I      69.46%     0.55%
                                 625 Marquette Ave Fl 13
                               Minneapolis, MN 55402-2308

ING International SmallCap      Charles Schwab & Co. Inc.
Multi-Manager Fund                101 Montgomery Street           Class Q      55.06%     5.81%
                                       11th Floor
                              San Francisco, CA 94104-4151

ING International SmallCap      SEI Private Trust Company         Class I      28.03%     9.31%
Multi-Manager Fund                   C/O Harris Bank
                                 1 Freedom Valley Drive
                                     Oaks, PA 19456

                                     ADVISER

          The investment adviser for each Fund is ING Investments ("Adviser" or
"ING Investments"), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Trustees of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to other investment advisers (each a "Sub-Adviser"
and collectively, "Sub-Advisers"): ING Investment Management Asia/Pacific (Hong
Kong) Limited ("IIM Asia Pacific") as the Sub-Adviser to Greater China Fund; ING
Investment Management Co. ("ING IM"), as the Sub-Adviser to Global Bond Fund and
Acadian Asset Management LLC ("Acadian"), Batterymarch Financial Management,
Inc. ("Batterymarch") and Schroder Investment Management North America Inc.
("Schroder") as the Sub-Advisers to International SmallCap Multi-Manager Fund.
ING Investments, ING IM and IIM Asia are indirect, wholly-owned subsidiaries of
ING Groep N.V. (NYSE: ING) ("ING Groep"). ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

          On February 26, 2001, the name of the Adviser changed from "ING
Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002,
the name of the Adviser was changed from "ING Pilgrim Investments, LLC," to "ING
Investments, LLC." Prior to April 30, 2001, ING Mutual Funds Management Co. LLC
("IMFC") served as adviser to certain of the Funds. On April 30, 2001, IMFC, an indirect, wholly-owned subsidiary of ING Groep, that had been under common control with the Adviser, merged with the Adviser.

          ING Investments serves pursuant to a separate investment management agreement ("Investment Advisory Agreement") between ING Investments and the
Trust, on behalf of the Funds. The Investment Advisory Agreement requires ING
Investments to oversee the provision of all investment advisory and portfolio management services for each of the Funds. Pursuant to a sub-advisory agreement
(each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory
Agreements") ING Investments has delegated certain management responsibilities to certain Sub-Advisers for each of the Funds. ING Investments oversees the investment management of the Sub-Advisers for the Funds.

          Each Investment Advisory Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. ING Investments also provides investment research and analysis. Each Investment Advisory Agreement provides that ING Investments is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

                                       80

          After an initial term of two years, each Investment Advisory Agreement and Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b)
the vote of a "majority" (as defined in the 1940 Act) of a Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of ING Investments or a Sub-Adviser, as
the case may be, by vote cast in person at a meeting called for the purpose of voting on such approval.

          For information regarding the basis for the Board's approval of the investment advisory and investment sub-advisory relationships for each of the
Funds, please refer to the Funds' semi-annual shareholder report that will be dated April 30, 2008. Each Investment Advisory Agreement is terminable without penalty upon notice given by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon 60 days'
notice given by the Adviser. Each Investment Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Advisory Fees

          ING Investments bears the expense of providing its services, and pays the fees of the Sub-Advisers. For its services, each Fund pays ING Investments, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

Fund                     Annual Advisory Fee/(1)/
----------------------   --------------------------------------------------------------------------
Global Bond              0.40% of the Fund's average daily net assets

Greater China            1.15% on the first $100 million of the Fund's average daily net assets;
                         1.05% on the next $150 million of the Fund's average daily net assets; and
                         0.95% of the Fund's averaged daily net assets in excess of $250 million

International SmallCap   1.00% on the first $500 million of the Fund's average daily net assets;
Multi-Manager            0.90% on the next $500 million of the Fund's average daily net assets; and
                         0.85% thereafter

(1)  To seek a return on uninvested cash or for other reasons, a Fund may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market
     Funds"). A Fund's purchase of shares of an ING Money Market Fund will result in the Fund paying a proportionate share of the expenses of the ING
     Money Market Fund. The Fund's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Fund invests resulting from the Fund's investment into the ING
     Money Market Fund.

Total Advisory Fees Paid By The Funds

          The following table set forth the total amounts the Funds paid to ING
Investments for the fiscal years ended October 31, 2007, 2006 and 2005:

                                                      October 31,
                                       ----------------------------------------
Fund                                      2007         2006             2005
------------------------------------   ----------   ----------       ----------
Global Bond                            $  107,310   $   33,344/(1)/         N/A
Greater China                          $  592,623   $  188,819/(2)/         N/A
International SmallCap Multi-Manager   $8,433,004   $4,663,780       $3,390,664

----------
(1)  Global Bond Fund commenced operations on June 30, 2006. Reflects the four-month period from June 30, 2006 to October 31, 2006.

                                       81

(2)  Greater China Fund commenced operations on December 21, 2005. Reflects the ten-month period from December 21, 2005 to October 31, 2006.

                          EXPENSE LIMITATION AGREEMENTS

          ING Investments has entered into expense limitation agreements
("Expense Limitation Agreement") with each Fund, except for Greater China Fund, pursuant to which ING Investments has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, ING
Investments will assume other expenses so that the total annual ordinary operating expenses of these Funds (which exclude interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses (and acquired fund fees and expenses) such as litigation, other expenses not incurred in the ordinary course of each Fund's business), and expenses of any counsel or other persons or services retained by the Funds' Trustees who are not
"interested persons" (as defined in the 1940 Act) of ING Investments or a
Sub-Adviser do not exceed the following expense limitations:

Fund                                   Class O
----                                   -------
Global Bond                             0.90%
Greater China/(1)/                      2.10%
International SmallCap Multi-Manager    1.85%

----------
(1)  Pursuant to a side agreement, dated May 30, 2008, ING Investments has lowered the expense limits for Greater China Fund through at least March 1,
     2010.

          Each Fund set forth above may at a later date reimburse ING
Investments for management fees waived and other expenses assumed by ING
Investments during the previous thirty-six (36) months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. ING Investments will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

          Each expense limitation agreement provides that the expense limitation shall continue until March 1, 2010. The expense limitations are contractual and, after the initial term, shall renew automatically for one-year terms unless ING
Investments provides written notice of termination of the agreement to the
Independent Chairperson of the Board within ninety (90) days' of the end of the then-current term for that Fund or upon termination of the Investment Management
Agreement. Each Expense Limitation Agreement may also be terminated by the
Trust, without payment of any penalty, upon written notice to ING Investments at its principal place of business within ninety (90) days' of the end of the then-current term for a Fund.

                                  SUB-ADVISERS

          The Investment Advisory Agreements for each of the Funds provides that
ING Investments, with the approval of a Trust's Board, may select and employ investment advisers to serve as sub-advisers for any of the Funds, and shall monitor the sub-advisers' investment programs and results, and coordinate the investment activities of the sub-advisers to ensure compliance with regulatory restrictions. ING Investments pays all of its expenses arising from the performance of its obligations under each Investment Management Agreement, including all fees payable to the sub-advisers and executive salaries and expenses of the Trustees and officers of a Trust who are employees of ING
Investments or its affiliates. Each sub-adviser pays all of its expenses arising from the performance of its obligations under the relevant Sub-Advisory
Agreements.

          Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions;
interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's NAV; taxes, if any, and the preparation of each

                                       82

Fund's tax returns and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Trust who are not employees of ING Investments or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

          The Sub-Advisory Agreements may be terminated without payment of any penalties by ING Investments, the Board, on behalf of a Fund, or the shareholders of such Fund upon sixty (60) days' written notice. Otherwise, after an initial term of two years, the Sub-Advisory Agreements will remain in effect for from year to year, subject to the annual approval of the appropriate Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees, on behalf of a Fund who are not parties to the
Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

          On May 24, 2002, the SEC issued an Exemptive Relief Order permitting
ING Investments to enter into new investment sub-advisory contracts with a non-affiliated sub-adviser or materially amend an existing sub-advisory agreement, subject to approval by the Board (including a majority of Independent
Trustees) but without obtaining shareholder approval for the Funds. ING
Investments may rely on this exemptive order only if, among other things, a fund's shareholders have approved the arrangement. The shareholders of of
International SmallCap Multi-Manager Fund approved this "manager-of-managers"
arrangement on February 15, 2005. The sole shareholder of each of Greater China
Fund approved this "manager-of-managers" arrangement on December 21, 2005. The sole shareholder of ING Global Bond Fund approved this "manager-of-managers"
arrangement on June 30, 2006. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of disinterested Trustees) of the Trust must approve any new or amended
Sub-Advisory Agreements with sub-advisers on behalf of the Funds. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders within ninety (90) days of the change. ING Investments remains responsible for providing general management services to the Funds, including overall supervisory responsibility for the general management and investment of the
Funds' assets, and, subject to the review and approval of the Board, will among other things: (i) set the Funds' overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of the Funds' assets;
(iii) when appropriate, allocate and reallocate the Funds' assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Funds' investment objectives, policies, and restrictions.

          Pursuant to a Sub-Advisory Agreement between ING Investments and IIM
Asia Pacific dated December 7, 2005, IIM Asia Pacific serves as Sub-Adviser to
Greater China Fund. In this capacity, IIM Asia Pacific, subject to the supervision and control of ING Investments and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Located at 39/F
One International Finance Centre, 1 Harbour View Street, Central, Hong Kong, IIM
Asia Pacific is registered with the SEC as an investment adviser. IIM Asia
Pacific is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments.

          Pursuant to a Sub-Advisory Agreement dated August 1, 2003 between ING
Investments and ING IM, ING IM acts as Sub-Adviser to Global Bond Fund. In this capacity, ING IM, subject to the supervision and control of ING Investments and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objectives, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by ING Investments. ING IM's address is 230 Park Avenue,

                                       83

New York, NY 10169. ING IM is an affiliate of ING Investments and an indirect, wholly-owned subsidiary of ING Groep.

          Pursuant to a Sub-Advisory Agreement dated March 1, 2005 between ING
Investments and Acadian; a Sub-Advisory Agreement dated November 1, 2006 between
ING Investments and Batterymarch; and a Sub-Advisory Agreement dated December
17, 2007 between ING Investments and Schroder, Acadian, Batterymarch and
Schroder serve as the Sub-Advisers to International SmallCap Multi-Manager Fund.
The three sub-advisers act independently of each other and use their own methodology for selecting investments. In this capacity, Acadian, Batterymarch and Schroder, subject to the supervision and control of ING Investments and the
Trustees of the Fund, on behalf of the Fund, manage the Fund's portfolio investments, consistent with the Fund's investment objective, and execute any of the Fund's investment policies that they deem appropriate to utilize from time to time. Acadian's address is One Post Office Square, Boston, MA 02109.
Batterymarch's address is John Hancock Tower, 200 Clarendon Street, 49th Floor,
Boston, MA 02116. Schroder's address is 31 Gresham Street, London EC2V 7QA,
England.

Sub-Advisory Fee

          As compensation to each Sub-Adviser for its services, ING Investments pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

Fund                                   Annual Sub-Advisory Fee/(1)/
------------------------------------   --------------------------------------------------------------------------
Global Bond                            0.18% of the Fund's average daily net assets

Greater China                          0.55% on the first $100 million of the Fund's average daily net assets;
                                       0.50% on the next $150 million of the Fund's average daily net assets; and
                                       0.45% of the Fund's average daily net assets in excess of $250 million

International SmallCap Multi-Manager   Acadian
                                       0.55% on the first $140 million of the Fund's average daily net assets;
                                       0.46% on the next $860 million of the Fund's average daily net assets; and
                                       0.425% of the Fund's average daily net assets in excess of $1 billion

                                       Batterymarch
                                       0.75% on the first $100 million of the Fund's average daily net assets,
                                       Once the assets reach $100 million, schedule resets to:
                                       0.85% on the first $25 million of the Fund's average daily net assets;
                                       0.70% on the next $75 million of the Fund's average daily net assets;
                                       0.60% on the next $100 million of the Fund's average daily net assets; and
                                       0.50% of the Fund's average daily net assets over $200 million

                                       Schroder
                                       0.65% on first $200 million of the Fund's average daily net assets;
                                       0.60% on the next $200 million of the Fund's average daily net assets; and
                                       0.55% of the Fund's average daily net assets in excess of $400 million

(1)  To seek to achieve a return on uninvested cash or for other reasons, a Fund may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money
     Market Funds"). A Fund's purchase of shares of an ING Money Market Fund will result in the Fund paying a proportionate share of the expenses of the
     ING Money Market Fund. The Fund's Sub-Adviser will waive its fee in an amount equal to the sub-advisory fee received by the sub-adviser of the ING
     Money Market Fund in which the Fund invests resulting from the Portfolio's investment into the ING Money Market Fund.

                                       84

Total Sub-Advisory Fees Paid by ING Investments

     For the fiscal years ended October 31, 2007, 2006 and 2005, ING Investments paid the Sub-Advisers, sub-advisory fees as follows:

                                                    October 31,
                                       ----------------------------------------
              Fund                        2007         2006             2005
------------------------------------   ----------   ----------       ----------
Global Bond                            $   48,290   $   15,005/(1)/         N/A
Greater China                          $  283,429   $   90,305/(2)/         N/A
International SmallCap Multi-Manager   $4,511,898   $2,278,423       $1,689,270/(3)/

----------

(1)  Global Bond Fund commenced operations on June 30, 2006. Reflects the four-month period from June 30, 2006 to October 31, 2006.

(2)  Greater China Fund commenced operations on December 21, 2005. Reflects the ten-month period from December 21, 2005 to October 31, 2006.

(3)  Prior to February 1, 2005, International SmallCap Multi-Manager Fund was
     managed by a different sub-adviser. From September 1, 2000 to March, 1,
     2005, International SmallCap Multi-Manager Fund was sub-advised by
     Nicholas-Applegate Capital Management.

                               PORTFOLIO MANAGERS

Global Bond Fund

Sub-Advised by ING Investment Management Co.

Other Accounts Managed

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of October 31, 2007:

                                                        Other Pooled Investment
                     Registered Investment Companies            Vehicles                   Other Accounts
                     -------------------------------   --------------------------   ---------------------------
                        Number of                      Number of                    Number of
portfolio manager        Accounts    Total Assets       Accounts    Total Assets    Accounts*    Total Assets
------------------      ---------   --------------     ---------   --------------   ---------   ---------------
James B. Kauffmann          44      $7,731,163,734         29      $5,451,650,875      31       $10,157,485,119

*    2 accounts with assets of $391,567,854 are subject to a performance fee.

Potential Material Conflicts of Interest

     The portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

     A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by

                                       85

the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

     As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

     Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

Compensation

     Compensation consists of (a) fixed base salary; (b) bonus which is based on
ING IM performance, three- and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

     The Portfolio Manager is also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. The relevant index is the Lehman
Brothers Global Aggregate Index and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis.
These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75%
attributable to their specific team results (60% investment performance and 15%
net cash flow).

     Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

     Portfolio Manager's whose fixed base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Ownership of Securities

                                       86

     The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of October 31, 2007 including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager    Dollar Range of Fund Shares Owned
------------------   ---------------------------------
James B. Kauffmann                 None

Greater China Fund

Sub-Advised by ING Investment Management Asia/Pacific (Hong Kong) Limited

Other Accounts Managed

     The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2007:

                                                             Other Pooled Investment
                        Registered Investment Companies              Vehicles               Other Accounts
                        -------------------------------   -------------------------   -------------------------
                            Number of                     Number of    Total Assets   Number of   Total Assets
Portfolio Manager            Accounts   Total Assets       Accounts   (in millions)    Accounts   (in millions)
---------------------       ---------   ------------      ---------   -------------   ---------   -------------
Nick Toovey                     0          $   0               0         $      0         0           $    0
Bratin Sanyal                   0          $   0               2         $  837.4         2           $185.7
Oscar Leung Kin Fai             0          $   0              13         $1,295.8         1*          $167.1
Michael Hon Lung Chiu           1          $79.1               5         $  412.6         0           $    0

* 1 account with assets of $167.1 million is subject to a performance fee.

Potential Material Conflicts of Interest

     IIM Asia Pacific's investment teams are responsible for managing and executing trades on behalf of multiple clients including other registered funds, legal entities, other accounts including those of ING Groep companies, separate accounts and other pooled investment vehicles which are offered to non-U.S.
persons. An investment team may manage a portfolio or separate account, which may have materially higher fee arrangements than the Fund and may also have a performance based fee. The management of multiple Funds and/or other accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. IIM Asia
Pacific has adopted policies and procedures which are designed to address these types of conflicts.

Compensation

     Compensation generally consists of (a) fixed base salary; (b) bonus which is based on IIM Asia Pacific's calendar year performance, consisting of one-year pre-tax performance of the accounts for which the portfolio managers are primarily and jointly responsible compared to account benchmarks and relevant peer groups (see below), and revenue growth of the accounts for which they are responsible for; and (c) long-term equity awards tied to the performance of ING
Investments' and portfolio manager's parent company, ING Groep.

     Portfolio managers are eligible to participation in an annual incentive plan. The overall design of the IIM Asia Pacific's annual incentive plan was developed to closely tie compensation to performance, structured in such a ways as to drive performance and promote retention of top talent. Investment performance is measured on both index and Adviser relative performance in all areas. The relevant index is the MSCI All Countries Golden Dragon Index.
Relevant peer groups include Morningstar Pacific/Asia-Ex Japan Stock funds and
Lipper category China Region funds.

                                       87

     The portfolio managers participate in ING's Pension, Retirement and Options plans, which do not discriminate in favor of portfolio managers or group of employees that include portfolio managers and are available generally to all salaried employees.

                                       88

Ownership of Securities

          The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of December 31, 2007, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager       Dollar Range of Fund Shares Owned
---------------------   ---------------------------------
Nick Toovey                           None
Bratin Sanyal                         None
Oscar Leung Kin Fai                   None
Michael Hon Lung Chiu                 None


International SmallCap Multi-Manager Fund

Sub-Advised by Acadian Asset Management LLC, Batterymarch Financial Management,
Inc. and Schroder Investment Management North America Inc.

Acadian

Other Accounts Managed

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of October 31, 2007:

                                                              Other Pooled Investment
                         Registered Investment Companies/1/          Vehicles/2/               Other Accounts/3/
                         ----------------------------------   -------------------------   -------------------------
                             Number of    Total Assets        Number of   Total Assets    Number of   Total Assets
Portfolio Manager             Accounts   (in millions)         Accounts   (in millions)    Accounts   (in millions)
----------------------       ---------   -------------        ---------   -------------   ---------   -------------
John R. Chisholm, CFA*           13          $6,869               59         $15,710         185         $66,985
Matthew J. Cohen, CFA*           13          $6,869               59         $15,710         185         $66,985

*    Investment professionals function as a team and are not segregated along product lines or by client type. The portfolio managers listed above work on all products and the data shown for each manager reflects firm-level numbers of accounts and assets under management, segregated by investment vehicle type.

(1)  2 of these accounts with assets of $3,901 million has an advisory fee that is also based on the performance of the account

(2)  8 of these accounts with assets of $1,569 million have advisory fees that are also based on the performance of the account.

(3)  33 of these accounts with assets of $19,039 million have advisory fees that are also based on the performance of the account.

Potential Material Conflicts of Interest

     A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the subject Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by a Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indices as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the subject Fund.

                                       89

     To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Chief Compliance
Officer.

Compensation

     Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among senior investment professionals and certain other key employees, equity ownership in the firm as part of a Key
Employee Limited Partnership (KELP). Portfolio manager compensation is not tied to the performance of specific portfolios but is based on firm performance as a whole.

     Depending on Acadian's financial performance, employees may also receive a percentage of base pay as a profit-sharing contribution. In addition, Acadian's bonus pool is funded via a profit-sharing arrangement with Old Mutual. The profit-sharing is solely a function of Acadian's financial results; the results of the larger Old Mutual group do not impact this calculation.

Ownership of Securities

          The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2007, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager       Dollar Range of Fund Shares Owned
---------------------   ---------------------------------
John R. Chisholm, CFA          $100,001 - $500,000
Matthew J. Cohen, CFA          $ 50,001 - $100,000

Batterymarch

Other Accounts Managed

     The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2007:

                                  Registered Investment
                                        Companies            Other Pooled Investment Vehicles          Other Accounts*
                              --------------------------   -----------------------------------   --------------------------
Portfolio                     Number of                                                          Number of
Manager                       Accounts     Total Assets    Number of Accounts    Total Assets     Accounts    Total Assets
---------------------------   ---------   --------------   ------------------   --------------   ---------   --------------
Charles F. Lovejoy, CFA **        6       $4,019,320,885           14           $1,814,423,082       29      $6,311,956,644
Christopher W. Floyd, CFA**       6       $4,019,320,885           14           $1,814,423,082       29      $6,311,956,644

*    One of these accounts with assets of $48,035,811has an advisory fee that is also based on the performance of the account.

**   At Batterymarch, we believe strongly in a team approach, with portfolio managers working collaboratively and sharing responsibility for investment decisions. The portfolio managers have oversight responsibility for the work done by our quantitative analysts, including factor research, development and testing and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review and trades before execution. As a risk control measures, portfolio managers manually review buy/sell decisions prior to execution and have the discretion to modify a trade decision if, in their judgment, a significant market event or mitigating factor has occurred that is not yet reflected in the quantitative data used by Batterymarch's models.

                                       90

Potential Material Conflicts of Interest

     Actual or potential conflicts may arise in managing Batterymarch's portion of the Fund in conjunction with the portfolios of Batterymarch's other clients.
A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to any client account, including the Portfolio Account.

     Allocation of Limited Investment Opportunities. If an investment team identifies a limited investment opportunity (including initial public offerings)
that may be suitable for multiple client accounts, each account may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

     Although Batterymarch strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, Batterymarch does not "clone" client accounts (i.e., assemble multiple client accounts with identical portfolios of securities). As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

Allocation of Partially-Filled Transactions in Securities. Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill,
Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size.
Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

Opposite (i.e., Contradictory) Transactions in Securities. Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account.
This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios may differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

Selection of Brokers/Dealers. In selecting a broker or dealer, Batterymarch may choose a broker whose

                                       91

commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

Personal Securities Transactions. Batterymarch allows its employees to trade in securities that it recommends to advisory clients. Batterymarch's supervised persons, to the extent not prohibited by Batterymarch's Code of Ethics, may buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that
Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities may create a conflict of interest between
Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds that are managed by
Batterymarch, including ING International SmallCap Multi-Manager Fund. This may
result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in funds managed by
Batterymarch).

Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts managed by Batterymarch, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

Although Batterymarch believes that its policies and procedures are appropriate to prevent, eliminate or minimize the harm of many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary above.

Compensation

     Compensation for investment professionals includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis. Specifically, the package includes:

     .    competitive base salaries;

     .    individual performance-based bonuses based on the investment professionals' added value to the portfolios for which they are responsible measured on a one-, three- and five-year basis versus

                                       92

          benchmarks and peer universes as well as their contributions to research, client service and new business development;

     .    corporate profit-sharing; and a non-qualified deferred compensation plan that has a cliff-vesting provision with annual contributions. In order for an employee to receive any contribution, they must remain employed for at least 31 months after the initial award.

     Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

Ownership of Securities

     The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2007, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager           Dollar Range of Fund Shares Owned
-------------------------   ---------------------------------
Charles F. Lovejoy, CFA                    None
Christopher W. Floyd, CFA                  None

Schroders

Other Accounts Managed

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of October 31, 2007:

                     Registered Investment          Other Pooled Investment
                           Companies                        Vehicles                 Other Accounts/1/
                 -----------------------------    ----------------------------   -------------------------
Portfolio         Number of                        Number of                     Number of
Manager          Accounts/1/     Total Assets     Accounts/2/     Total Assets    Accounts    Total Assets
-------------    -----------    --------------    -----------    -------------   ---------   -------------
Matthew Dobbs         6         16,660,664,554         7         2,265,956,477       5       3,381,460,188

(1)  3 of these accounts with assets of $16,009,565,111 have an advisory fee that is also based on the performance of the account.

(2)  1 of these accounts with assets of $545,464,853 has as advisory fee that is also based on the performance of the account.

Potential Material Conflicts of Interest

          Whenever the portfolio manager of the fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the fund may be seen itself to constitute a conflict with the interest of the fund.

          The portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. At
Schroders, individual portfolio managers may manage

                                       93

multiple accounts for multiple clients. In addition to mutual funds, These other accounts may include separate accounts, collective trusts, or offshore funds.
Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.

          Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. Schroders has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

          The structure of the portfolio manager's compensation may give rise to potential conflicts of interest. Each portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

          Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

          Schroders fund managers are paid in a combination of base salary and annual bonus, as well as the standard retirement, health, and welfare benefits available to all of our employees. Certain of the most senior managers also participate in a long-term incentive program.

          Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively.
The base salary is subject to an annual review, and will increase if market movements make this necessary and/or if there has been an increase in the employee's responsibilities. At more senior levels, base salaries tend to move less as the emphasis is increasingly on the discretionary bonus.

          Bonuses for fund managers, including Mr. Dobbs, may be comprised of an agreed contractual floor and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by the firm globally. Schroders then assess the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team" maintains consistency and minimizes internal competition that may be detrimental to the interests of our clients. For individual fund managers, Schroders assess the performance of their funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management, and the level of performance fees generated. Schroders also reviews "softer" factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation.

          For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years and ensure that the interests of the employee are aligned with those of the shareholder and with those of investors. Over recent years, Schroders has increased the level of deferred awards and as a consequence these key employees have an increasing incentive to remain with Schroders as their store of unvested awards grows over time.

Ownership of Securities

          The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of October 31, 2007, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                       94

Portfolio Manager   Dollar Range of Fund Shares Owned
-----------------   ---------------------------------
Matthew Dobbs                      None

                                 RULE 12b-1 PLAN

          The Trust has a distribution plan pursuant to Rule 12b-1 under the
1940 Act applicable to the Class O shares offered by each Fund ("Rule 12b-1
Plan"). The Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges. Under the Rule 12b-1 Plan, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class O shares as a percentage of the Fund's average daily net assets as set forth in the following table.

                                       Fees Based on
                                       Average Daily
                                         Net Assets
                                       -------------
Fund                                      Class O
------------------------------------   -------------
Global Bond                                0.25%
Greater China                              0.25%
International SmallCap Multi-Manager       0.25%

          Class O shares are subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Class O Shareholder
Services Plan, Distributor is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class O shares of the Fund. The Service Fee may be used by Distributor to compensate ShareBuilder Securities, an affiliate of ING Investments and the Distributor, for servicing and maintaining shareholder accounts. Distributor or its affiliates may make payments to
ShareBuilder Securities Corporation in an amount up to 0.15% of Fund sales. The value of a shareholder's investment will be unaffected by these payments.

          The Rule 12b-1 Plan has been approved by the Board of each Fund, including all of the Trustees who are not interested persons of the Trust as defined in the 1940 Act. The Rule 12b-1 Plan must be renewed annually by the
Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Trustees be committed to the Trustees who are not interested persons. The Rule 12b-1 Plan and any distribution or service agreement may be terminated at any time, without any penalty, by such Trustees or by a vote of a majority of that Fund's outstanding shares on written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

          In approving the Rule 12b-1 Plan, the Board has determined that differing distribution arrangements in connection with the sale of new shares of a Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board, including those Trustees who are not interested persons of the Trust, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties and the legal advice furnished to them by their independent legal counsel, there is a reasonable likelihood that the Rule 12b-1 Plan of each Fund, will benefit such
Funds and their respective shareholders.

          The Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to the Rule 12b-1 Plan or any distribution or service agreement shall be approved by the Trustees who are not interested persons of the Trust, cast in person at a meeting called for the purpose of voting on any such amendment.

                                       95

          The Distributor is required to report in writing to the Board at least quarterly on the monies reimbursed to it under the Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1
Plan should be continued. The terms and provisions of the Rule 12b-1 Plan and
Shareholder Services Plan relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.

          Class O shares of the Funds had not commenced operations as of the date of this SAI. As a result, no distribution expenses were incurred.

Other Expenses

          In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of
Trustees who are not affiliated with ING Investments. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund.
However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

                                  ADMINISTRATOR

          ING Funds Services, LLC ( "Administrator") serves as administrator for each of the Funds pursuant to Administration Agreements with the Trust. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the
Funds' business, except for those services performed by ING Investments under the Investment Management Agreements, the Sub-Advisers under the Sub-Advisory
Agreements, the custodian under the Custodian Agreement, the transfer agent for the Funds under the Transfer Agency Agreement, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for monitoring the Funds' in compliance with applicable legal requirements and the investment policies and restrictions of a Fund and provides office space for the Trust. The Administrator is an affiliate of ING
Investments. The Administrator receives an annual administration fee equal to
0.10% of each Fund's average daily net assets.

Total Administrative Fees Paid

                                                  October 31,
                                       ---------------------------------
Fund                                     2007       2006          2005
------------------------------------   --------   --------      --------
Global Bond                            $ 26,827   $  8,336/(1)/      N/A
Greater China                          $ 51,532   $ 16,419/(2)/      N/A
International SmallCap Multi-Manager   $883,343   $467,914      $339,063

----------
(1)  Global Bond Fund commenced operations on June 30, 2006. Reflects the four-month period from June 30, 2006 to October 31, 2006.

(2)  Greater China Fund commenced operations on December 21, 2005. Reflects the ten-month period from December 21, 2005 to October 31, 2006.

                                    CUSTODIAN

     The Bank of New York Mellon Corporation (formerly, The Bank of New York),
One Wall Street, New York, New York, 10286, serves as custodian of each of the
Funds. The custodian does not participate in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A
Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the United States, The Bank of

                                       96

New York Mellon Corporation has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                  LEGAL COUNSEL

          Legal matters for the Trust are passed upon by Dechert LLP, 1775 I
Street, N.W., Washington, D.C. 20006.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          KPMG LLP serves as the independent registered public accounting firm for the Funds. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. KPMG LLP is located at 99 High Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

          DST Systems, Inc., P.O. Box 219368, Kansas City, Missouri 64141-9368,
serves as the Transfer Agent and dividend-paying agent to the Funds.

                             PORTFOLIO TRANSACTIONS

          The Sub-Adviser for each Fund places orders for the purchase and sale of investment securities for the Fund, pursuant to authority granted in the relevant Investment Sub-Advisory Agreement. Subject to policies and procedures approved by the Trust's Board, the Sub-Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network ("ECN") or alternative trading system ("ATS").

          In situations where a Sub-Adviser resigns or ING Investments otherwise assumes day to day management of a Fund pursuant to its Investment Advisory
Agreement with the Fund, ING Investments will perform the services described herein as being performed by the Sub-Adviser.

          How Securities Transactions are Effected

          Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services. In transactions on securities exchanges in the
United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed. Securities traded in the over-the-counter markets (such as fixed income securities and some equity securities) are generally traded on a "net" basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the counter securities also may be effected on an agency basis, when, in the Sub-Adviser's opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Sub-Adviser may also place trades using an ECN or ATS.

          How the Sub-Adviser Selects Broker-Dealers

          The Sub-Adviser has a duty to seek to obtain best execution of the
Fund's orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available

                                       97

under the circumstances. In selecting brokers and dealers to execute trades, the
Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker dealers. This consideration often involves qualitative as well as quantitative judgments. Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution. Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms' execution, clearance, settlement, and other operational facilities;
willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Sub-Adviser
(consistent with the "safe harbor" described below); and the firms' general reputation, financial condition and responsiveness to the Sub-Adviser, as demonstrated in the particular transaction or other transactions. Subject to its duty to seek best execution of the Fund's orders, the Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Funds. Under these programs, the participating broker-dealers will return to a Fund (in the form of a credit to the Fund) a portion of the brokerage commissions paid to the broker-dealers by the Fund. Theses credits are used to pay certain expenses of the Fund. These commission recapture payments benefit the Funds, and not the Sub-Adviser.

          The Safe Harbor for Soft Dollar Practices

          In selecting broker-dealers to execute a trade for a Fund, the
Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances. As permitted by Section 28(e) of the 1934 Act, the Sub-Adviser may cause a Fund to pay a broker-dealer a commission for effecting a securities transaction for a
Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Sub-Adviser makes a good faith determination that the broker's commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the
Sub-Adviser's overall responsibilities to the Fund and its other investment advisory clients. The practice of using a portion of a Fund's commission dollars to pay for brokerage and research services provided to the Sub-Adviser is sometimes referred to as "soft dollars." Section 28(e) is sometimes referred to as a "safe harbor," because it permits this practice, subject to a number of restrictions, including the Sub-Adviser's compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

          Brokerage and Research Products and Services Under the Safe Harbor -
Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts' earning estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, and software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the
Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Sub-Adviser from its own funds, and not by portfolio commissions paid by a Fund.

                                       98

          Benefits to the Sub-Adviser - Research products and services provided to the Sub-Adviser by broker dealers that effect securities transactions for a
Fund may be used by the Sub-Adviser in servicing all of its accounts.
Accordingly, not all of these services may be used by the Sub-Adviser in connection with that Fund or any of the Funds. Some of these products and services are also available to the Sub-Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the sub-advisory fees payable to the Sub-Adviser for services provided to the Fund.
A Sub-Adviser's expenses would likely increase if the Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

          Broker-Dealers that are Affiliated with ING Investments or a
Sub-Adviser

          Portfolio transactions may be executed by brokers affiliated with the
ING Groep or ING Investments or the Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

          Prohibition on Use of Brokerage Commissions for Sales or Promotional
Activities

          The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the SEC and FINRA. Under these rules, a Sub-Adviser may not consider a broker's promotional or sales efforts on behalf of any Fund when selecting a broker dealer for Fund portfolio transactions, and neither the Funds nor a Sub-Adviser may enter into an agreement under which a Fund directs brokerage transactions (or revenue generated from such transactions) to a broker dealer to pay for distribution of
Fund shares. The Funds have adopted policies and procedures, approved by the
Board, that are designed to attain compliance with these prohibitions.

          Principal Trades and Research

          Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Fund will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

          More Information about trading in Fixed-Income Securities

          Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions.
The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

          In purchasing and selling fixed-income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

          Transition Management

                                       99

          Changes in Sub-Advisers, investment personnel, reorganizations or mergers of Funds may result in the sale of a significant portion or even all of a Fund's portfolio securities. This type of change generally will increase trading costs and the portfolio turnover for the affected Fund. The Fund, ING
Investments, or the Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Sub-Adviser, reorganization or other changes.

          Allocation of Trades

          Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Fund and such other clients in a manner deemed fair and equitable, over time, by the Sub-Adviser and consistent with the Sub-Adviser's written policies and procedures. Sub-Advisers may use different methods of allocating the results aggregated trades. Each Sub-Adviser's relevant policies and procedures and the results of aggregated trades in which a Fund participated are subject to periodic review by the Board. To the extent any of the Funds seek to acquire (or dispose of) the same security at the same time, one or more of the Funds may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower)
price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the
Fund is concerned. However, over time, a Fund's ability to participate in aggregate trades is expected to provide better execution for the Fund.

          Cross-Transactions

          The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act and conditions of the policy.

          Brokerage commissions paid by the series of ING Mutual Funds for fiscal years ended October 31, 2007, 2006 and 2005 are as follows:

                                                      October 31,
                                       --------------------------------------
Fund                                      2007           2006          2005
------------------------------------   ----------      --------      --------
Global Bond                            $   12,502/(1)/ $  1,038/(2)/      N/A
Greater China                          $  345,909/(1)/ $133,269/(3)/      N/A
International SmallCap Multi-Manager   $1,257,489/(1)/ $451,697/(4)/ $581,386/(4)/

----------

(1)  The increase in brokerage commission paid by the Fund is due to an increase in the trading activity of the Fund.

(2)  Global Bond Fund commenced operations on June 30, 2006. Reflects the four-month period from June 30, 2006 to October 31, 2006.

(3)  Greater China Fund commenced operations on December 21, 2005. Reflects the ten-month period from December 21, 2005 to October 31, 2006.

(4)  The decrease in the brokerage commission paid by the Fund was due to a decrease in the trading activity of the Fund.

          During the fiscal years ended October 31, 2007, 2006 and 2005, of the total commissions paid, the Funds received $190,289, $84,119 and $83,974, respectively, by firms which provided research, statistical or other services to
ING Investments. ING Investments has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

          During the fiscal year ended October 31, 2007, the following Funds paid affiliated persons of the Fund brokerage commissions as follows:

                                      100

ING Greater China Fund

  Affiliated     Total Fund      % of     Affiliated   Fund Total      % of
    Broker        Principal   Principal   Commission   Commission   Commission
--------------   ----------   ---------   ----------   ----------   ----------
ING Baring LLC   $4,535,887     3.38%       $11,758     $345,909      3.40%

ING International SmallCap Multi-Manager Fund

  Affiliated       Total Fund        % of     Affiliated   Fund Total      % of
    Broker          Principal     Principal   Commission   Commission   Commission
--------------   --------------   ---------   ----------   ----------   ----------
ING Baring LLC   $1,900,809,688     0.19%       $3,581     $1,257,489     0.28%

          During the fiscal year ended October 31, 2006, none of the Funds paid affiliated persons brokerage commissions.

          During the fiscal year ended October 31, 2005, the following Fund paid affiliated persons of the Fund brokerage commissions as follows:

International SmallCap Multi-Manager Fund

  Affiliated      Total Fund       % of     Affiliated   Fund Total      % of
    Broker         Principal    Principal   Commission   Commission   Commission
--------------   ------------   ---------   ----------   ----------   ----------
ING Baring LLC   $873,890,715     0.53%       $6,961      $581,386       1.20%

         During the fiscal year ended October 31, 2007, the following Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or its parents:

Fund                 Security Description     Market Value
---------------   -------------------------   ------------
ING Global Bond   Morgan Stanley Group Inc.     $492,103
                  Lehman Brothers               $ 96,913
                  JPMorgan Chase                $245,005

Capitalization and Voting Rights

          The authorized capital of ING Mutual is an unlimited number of shares of beneficial interest. Holders of shares of each Fund have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of
Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with a Fund's charter, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the
Trustees will continue to hold office and appoint successor Trustees.
Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

          The Board may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares

                                      101

may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees of the Trust by written notice to shareholders of such series or class.

                        PURCHASE AND REDEMPTION OF SHARES

          Class O shares of the Trust are purchased at the applicable NAV next determined after a purchase order is received by the transfer agent. Class O shares are redeemed at the applicable NAV next determined after a redemption request is received, as described in the Prospectus.

          Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the SEC, or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits for the protection of shareholders of the Fund.

          ShareBuilder Securities or other designated intermediaries may accept purchase and redemption orders on behalf of the Fund. Such order may be transmitted to the Fund or their agents several hours after the time of the acceptance and pricing.

          Each Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a
Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1.00% of its net assets for any one shareholder of the
Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC.
In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy.
Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

          Purchases and exchanges should be made for investment purposes only.
Each Fund reserves the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

                       SHAREHOLDER SERVICES AND PRIVILEGES

          For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the 1934 Act, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

          All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in

                                       102

safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates.

Individual Retirement Accounts

          Investors having earned income are eligible to purchase shares of a
Fund under an IRA pursuant to Section 408 of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Full details on the IRA are contained in an IRS required disclosure statement. For more information on IRA accounts and fees, please visit
ShareBuilder Securities at www.sharebuilder.com.

Education Savings Accounts ("ESA")

     Each Fund may be used for investment in ESA accounts through ShareBuilder
Securities. Please see the ShareBuilder Securities pricing and rates schedule at
www.sharebuilder.com for details on the fees associated with these accounts.

Telephone Redemption and Exchange Privileges

          As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

          Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the NYSE is open for business (a "Business Day"), but not later than Market Close, will be processed at that day's closing NAV. For each exchange, the shareholder's account may be charged an exchange fee.

          Telephone redemptions and/or exchange instructions should be made by dialing 1-866-590-7629.

          Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Funds' Prospectus or herein.

          Telephone redemption requests must meet the following conditions to be accepted by the Funds :

          (a)  Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the account registration. This address cannot reflect any change within the previous fifteen (15) days.

          (b)  Certain account information will need to be provided for verification purposes before the redemption will be executed.

          (c)  Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a thirty (30) day period.

          (d)  The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

          (e)  If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the ING Fund being acquired.

                                       103

          (f)  Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

          (g)  If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Fund to be purchased on the exchange having the same aggregate NAV as the shares being exchanged shall be
               substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

          (h)  Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds'
               then-current prospectus.

          (i)  Proceeds of a redemption may be delayed up to fifteen (15) days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

Systematic Investment

     The Systematic Investment feature, using the Electronic Funds Transfer
("EFT") capability, allows you to make automatic monthly investments in a Fund.
ShareBuilder Securities account holders should visit www.sharebuilder.com for more information about systematic investments and detailed instructions on how to establish one.

Shareholder Information

          ShareBuilder Securities will maintain your account information.
Monthly account statements will be available online at www.sharebuilder.com. An
IRS Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. ShareBuilder Securities may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

                                 NET ASSET VALUE

          As noted in the Prospectus, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading ("Market Close") on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day.

          Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day.
Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day.
Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official
Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in sixty (60) days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument.
While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt

                                       104

obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

          Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of a Fund's
Board, in accordance with methods that are specifically authorized by the Board.
Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's
Board, in accordance with methods that are specifically authorized by the Board.
The valuation techniques applied in any specific instance are likely to may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

          The value of a foreign security traded on an exchange outside the
United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a
Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

          If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotations for such securities at the time the Fund determines its NAV. In such case, the Fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE.
Pursuant to procedures adopted by the Board, the Funds are not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing price for one or more securities do not represent readily available reliable market quotations at the time the Fund determines its
NAV, events that occur between the time of close of the foreign market on which they are traded and the market close on the NYSE will not be reflected in the
Fund's NAV.

          Options on securities, currencies, futures, and other financial instruments purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC Options.

                                       105

          The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by Global Natural Resources
Fund's custodian bank or other broker-dealers or banks approved by Global
Natural Resources Fund, on each date that the NYSE is open for business.

          The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

          In computing the NAV for a class of shares of a Fund, all
class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.


          Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the
Prospectus.

                           FEDERAL TAX CONSIDERATIONS

          The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Code, Treasury
Regulations issued thereunder and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

Qualification as a Regulated Investment Company

          Each Fund intends to qualify to be taxed as a RIC under the Code. To so qualify and to be taxed as a RIC, each Fund must, among other things: (a)
derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or disposition of foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income (including gains from options, futures or forward contracts)
derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other RICs)
of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year, and at least 90% of its net tax exempt interest income in each taxable year.

          The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and

                                       106

futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

          As a RIC, a Fund generally will be relieved of liability for U.S.
federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

          If, in any taxable year, a Fund fails to qualify as a RIC under the
Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends which are taxable to shareholders as ordinary income, or as qualified dividend income eligible for a reduced rate of tax (or, in the case of corporate shareholders, may be eligible for the dividends received deduction) as discussed below. Moreover, the
Fund would not be required to make any distributions to its shareholders. If a
Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions

          Distributions of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income, whether paid in cash or invested in Fund shares. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S.
corporations and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a
Fund as capital gain dividends are not eligible for the corporate dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Distributions of short-term capital gains from sales of assets held for one year or less will be taxed as ordinary income. Generally, distributions from a fund are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain.
Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

          Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualified dividend income earned by the Fund that would be eligible for the 15% rate. A shareholder would also have to satisfy a sixty (60) day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Qualified dividend income generally includes dividends from taxable domestic corporations and certain qualified foreign corporations provided that the Fund has held the stock in such corporation for more than 60 days during the
121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend. Distributions from
Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which Funds invest do not pay significant dividends on their stock, the Funds may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established

                                       107

securities market in the United States, and corporations eligible for the benefits of a comprehensive income tax treaty with the United States and that satisfy certain other requirements. Passive foreign investment companies are not treated as "qualified foreign corporations". The lower rates on long-term capital gains and qualifying dividends are currently scheduled to apply through
2010. In the absence of further Congressional action after 2010, the maximum rate on long-term capital gains for individual taxpayers would increase to 20%, and income from dividends would be taxed at the rates applicable to ordinary income.

          Dividends, including capital gain dividends, declared in October,
November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

          Distributions by a Fund reduce the NAV of the Fund shares. Should a distribution reduce the NAV below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as divident income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the investors.

Original Issue Discount

          Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

          If a Fund purchases a debt security at a price lower than the stated
redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minims amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.
Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the
"accrued market discount."

Foreign Currency Transactions

          Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss.
Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the
Code as "section 988" gains and losses, may increase or decrease the amount of a
Fund's net investment income to be distributed to its shareholders as ordinary income.

                                       108

Passive Foreign Investment Companies

          A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income (including dividends, interest, royalties, rents, and certain other types of investment income). In general, under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

          A Fund may be able to elect alternative tax treatment with respect to
PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a
PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.
Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

          Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualified dividend income."

Foreign Withholding Taxes

          Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations and the Fund distributed at least 90% of its investment company taxable income, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction)
his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). No credit may be claimed by a shareholder with respect to Fund shares that have been held less than sixteen (16) days. Each shareholder will be notified within sixty (60) days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on
"qualifying dividends."

          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities may be treated as derived from U.S.
sources and certain currency fluctuation gains, including

                                       109

fluctuation gains from foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six (46) days in the case of preferred shares) during the thirty-one (31) day period (ninty-one (91)-day period for preferred shares)
beginning fifeteen (15) days (forty-five (45) days for preferred shares) before the shares become ex-dividend. If a Fund is not eligible to make the election to
"pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

Options, Hedging Transactions and Certain Financial Instruments

          The taxation of equity options (including options on narrow-based stock indices) and OTC Options on debt securities is governed by Code Section
1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

          Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below)
arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are
"marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

          Generally, the hedging transactions undertaken by a Fund may result in
"straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.
Furthermore, certain carrying charges (inlcuding interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

          A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

          Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

                                       110

          Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position.
In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the
30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the sixty (60)-day period beginning with the day such transaction was closed, if the Fund's risk of loss is not reduced during that sixty (60) day period.

          Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the
Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements.

          Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to "qualified dividend income" would instead be taxed at the rate of tax applicable to ordinary income.

          Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

Short Sales Against the Box

          If a Fund sells short "against the box," unless certain constructive sale rules (discussed below) apply, it also will recognize a capital gain or loss upon the purchase of securities to close the short sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging
Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Sale or Other Disposition of Shares

          Upon the redemption, sale or exchange of his shares, a shareholder will recognize a taxable gain or loss depending upon his/her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates (for shareholders who are individuals), depending on the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of sixty-one
(61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

                                       111

          In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Redemption Fee

          For convenience, the redemption fee applicable to Russia Fund is referred to as a fee, but the overall arrangement in fact calls for payment in exchange for shares at 98% of NAV. It thus is more accurately characterized as a reduced price for your shares than as a fee or charge.

          The tax consequences of the redemption fee are not entirely clear.
Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which Russia Fund intends to follow, that a fund does not recognize income. It is possible that the IRS or other taxing authorities might successfully contest these funds' tax treatment of this arrangement on this basis or for other reasons.

Backup Withholding

          Each Fund generally will be required to withhold federal income tax equal to the fourth lowest tax rate applicable to unmarried individuals
(currently at a rate of 28%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies a Fund that the taxpayer identification number furnished by the shareholder is incorrect, (3) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (4) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Foreign Shareholders

          Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers

                                       112

with respect to the particular tax consequences to them of an investment in the
Fund, including the applicability of foreign taxes.

Other Taxes

          Distributions also may be subject to state, local and foreign taxes.
U.S. tax rules applicable to foreign investors may differ significantly from those outlined above.

          This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                             SHAREHOLDER INFORMATION

Redemptions

          The right to redeem shares may be suspended and payment therefore postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the NYSE is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

Exchanges

          The following conditions must be met for all exchanges among the Funds and ING Classic Money Market Fund: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares");
(iii) the Exchanged Shares must have been held in the shareholder's account for at least thirty (30)-days prior to the exchange; (iv) except for exchanges into the ING Money Market Portfolio, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

          Each Fund reserves the right to delay the actual purchase of the
Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of
Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least sixty (60)-days in advance. It is the policy of
ING to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each
Fund, ING Investments reserves the right to reject any exchange request.

          If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers of not less than 5.00% of its outstanding common shares. If more than 5.00% of the fund's common shares are tendered, you may not be able to completely liquidate your

                                       113

holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that fund. Investors may obtain a copy of ING
Senior Income Fund prospectus or any other ING Fund prospectus by calling (800)
992-0180.

     You are not required to pay an applicable CDSC upon an exchange from any
Fund into ING Senior Income Fund. However, if you exchange into ING Senior
Income Fund and subsequently offer your common shares for repurchase by that fund, the Fund's CDSC will apply. After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be based on the first date you acquired your shares in the Fund.

                                   DISTRIBUTOR

     Shares of each Fund are distributed by the Distributor pursuant to
Underwriting Agreements between the Trust and the Distributor on behalf of each
Fund. Each Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The
Trust and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the 1933 Act. After an initial term, each Underwriting Agreement will remain in effect from year to year only if continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Funds. See the Prospectus for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Funds and have no effect on the NAV of the Funds. The Distributor's address is 7337 East
Doubletree Ranch Road, Scottsdale, Arizona 85258. The Distributor, a Delware
limited liability corporation, is an affiliate of ING Investments and is an indirect, wholly-owned subsidiary of ING Groep.

     ING Investments or its respective affiliates may make payments to securities dealers that enter into agreements providing the Distributor with access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

     The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Funds' or an affiliated person of that affiliated person, directly or indirectly during the
Funds' most recent fiscal year:

                             Name of         Net Underwriting   Compensation on
                            Principal         Discounts and     Redemptions and    Brokerage       Other
Fund                       Underwriter         Commissions        Repurchases     Commissions   Compensation
----------------------   -----------------   ----------------   ---------------   -----------   ------------
Global Bond              ING Funds               $  2,726           $   30          $     1          $0
                         Distributor, LLC

Greater China            ING Funds               $111,165           $5,686          $22,802          $0
                         Distributor, LLC

International SmallCap   ING Funds               $119,372           $4,080          $10,765          $0
Multi-Manager            Distributor, LLC

                                      114

                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Information

     Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one (1), five (5) and ten (10) years (up to the life of the
Fund), calculated pursuant to the following formula which is prescribed by the
SEC:

                                P(1 + T)/n/ = ERV

Where:
   P = a hypothetical initial payment of $1,000,
   T = the average annual total return,
   n = the number of years, and
 ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

     All total return figures assume that all dividends are reinvested when paid.

     From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the
Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one (1), five (5) and ten (10) year periods
(if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

     Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one (1), five
(5) and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                             P(1 + T)/n/ = ATV//D//

Where:
       P = a hypothetical initial payment of $1,000,
       T = the average annual total return (after taxes on distributions),
       n = the number of years, and
ATV//D// = ending value of a hypothetical $1,000 payment made at the beginning of the one (1)-, five (5)-, or ten (10)-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

     All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital

                                      115

gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

     From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the
Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption)
Quotation

     Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one (1), five (5) and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                             P(1 + T)/n/ = ATV//DR//

Where:
         P = a hypothetical initial payment of $1,000,
         T = the average annual total return (after taxes on distributions),
         n = the number of years, and
 ATV//DR// = ending value of a hypothetical $1,000 payment made at the beginning of the one (1)-, five (5)-, or ten (10)-year periods (or fractional portion), after taxes on fund distributions and redemption.

     All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

     From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the
Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

     Quotations of yield for the Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                a-b
                    Yield = 2[(----- + 1)/6/ - 1]
                                 cd

                                      116

where

     a = dividends and interest earned during the period,
     b = expenses accrued for the period (net of reimbursements),
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
     d = the maximum offering price per share on the last day of the period.

     Under this formula, interest earned on debt obligations for purposes of "a"
above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the
Fund's portfolio (assuming a month of thirty (30) days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty (30)-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the
Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

     A Fund may also from time to time advertise its yield based on a thirty
(30)-day or ninety (90)-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a thirty (30)-day or ninety (90)-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current
Prospectus. The current distribution rate for a Fund is the annualization of the
Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

Additional Performance Quotations

     Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

     Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                                      117

                             PERFORMANCE COMPARISONS

     In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class O shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical
Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or
similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. In addition, certain indices may be used to illustrate historic performance of select asset classes.
The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional
Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

     The average annual total returns, including sales charges, for each class of shares of the Fund for the one-, five- and ten-year periods ended October 31,
2007, if applicable, and for classes that have not been in operation for ten years, the average annual total return for the period from commencement of operations to October 31, 2007, is as follows:

                                                                              Since
                                                1 Year   5 Year   10 Year   Inception   Inception Date
-----------------------------------------       ------   ------   -------   ---------   --------------
Global Bond Fund
Class A                                     %     6.90       --       --       5.67       06/30/2006
Class A (after taxes on distributions)      %     4.72       --       --       3.89
Class A (After taxes on distributions       %     4.40       --       --       3.76
and sale of fund shares)

Greater China Fund
Class A                                     %    85.15       --       --      56.92       12/21/2005
Class A (after taxes on distributions)      %    85.17       --       --      56.93
Class A (After taxes on distributions       %    55.52       --       --      49.60
and sale of fund shares)

International SmallCap Multi-Manager Fund
Class A                                     %    33.52    28.16    17.37         --       08/31/1994
Class A (after taxes on distributions)      %    33.51    28.15    16.49
Class A (After taxes on distributions       %    21.97    25.32    15.19
and sale of fund shares)

     Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation,
Morgan Stanley Capital International or a similar financial organization; (iv)
the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other ING Funds and the dollar amount of the assets under management; (vii)
descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings

                                      118

ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and (xii) descriptions of the benefits of working with investment professionals in selecting investments.

          In addition, reports and promotional literature may contain information concerning ING Investments, the Sub-Advisers, ING Capital
Corporation LLC ("ING Capital"), ING Funds Services, LLC or affiliates of the
Trust, including: (i) performance rankings of other funds managed by ING
Investments or a Sub-Adviser, or the individuals employed by ING Investments or a Sub-Adviser who exercise responsibility for the day-to-day management of a
Fund, including rankings of mutual funds published by Lipper Analytical
Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds; (v) the past performance of other funds managed by ING Investments; and (vi) information regarding rights offerings conducted by closed-end funds managed by ING Investments.

                                  DISTRIBUTIONS

          As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current NAV, with no sales charge. The Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its
Transfer Agent to have all income dividends and capital gains distributions that are declared by the Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the
Transfer Agent to have subsequent dividends and/or distributions paid in cash.
In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable
NAV in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               GENERAL INFORMATION

Other Information

          The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Trust by any governmental agency. The Prospectus and this SAI omit certain of the information contained in each Trust's
Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

          Investors in the Funds will be kept informed of the Funds' progress through annual and semi-annual shareholder reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by an independent registered public accounting firm.

                                      119

Reports to Shareholders

          The fiscal year of each Fund ends on October 31. Each Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered accounting firm will be sent to shareholders each year.

Declaration of Trust

          Mutual Funds is organized as a Delaware Statutory trust. The
Declaration of Trust of these Funds (except International Value) provides that obligations of the Funds are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to the designated Funds shall be enforceable against the assets and property of such Funds only, and not against the assets or property of any other
Funds or the investors therein.

                              FINANCIAL STATEMENTS

          The financial statements from the Funds' October 31, 2007 annual shareholder report and April 30, 2008 semi-annual shareholder report, are incorporated herein by reference. Copies of the Funds' annual and semi-annual shareholder reports may be obtained without charge by contacting the Funds: at
7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or calling (800)
992-0180. Copies of the Fund's Class O shares' Prospectus and annual or semi-annual shareholder reports (when available) may be obtained by contacting
ShareBuilder Securities at 1-800-747-2537.

                                      120

               APPENDIX A- PROXY VOTING PROCEDURES AND GUIDELINES

                                       A-1

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date: July 10, 2003

Revision Date: March 27, 2008

I.	INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.	COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee

[1]

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

A-1

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.	DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds. In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”). Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors1, has approved them on behalf of such Sub-Adviser-Voted Series.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted. However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

[1]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

A-2

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.	APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.	VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any

A-3

research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

A-4

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.	Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish

A-5

whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.	CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.	REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

A-6

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST1

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP NATURAL RESOURCES TRUST

[1]	Sub-Adviser-Voted Series: ING Franklin Mutual Shares Portfolio

A-7

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES, LLC

PROXY VOTING PROCEDURES

I.	INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services, LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services, LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

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II.	ROLES AND RESPONSIBILITIES

A.	Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is ISS Governance Services, a unit of RiskMetrics Group, Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

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Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.	Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable,

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(2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.	Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction. Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting. In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use

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best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.	VOTING PROCEDURES

A.	In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For”, “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

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2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

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4.	The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.	ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.	Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.	Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

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In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.	REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

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APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services, LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President – Special Projects, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Counsel, ING Americas US Legal Services

Effective as of January 1, 2008

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EXHIBIT 3

to the

ING Funds

Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.	INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.	GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

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It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1.	The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

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Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation. Support shall be withheld from culpable nominees as appropriate, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD support from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD support from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD support from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

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If a nominee has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis. Generally, vote FOR nominees when (1) the issue relevant to the majority negative vote has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD support from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD support from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee. Generally:

(1)	Where applicable and except as otherwise provided for herein, DO NOT WITHHOLD support from nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(2)	In cases in which the Agent has identified a “pay for performance” disconnect, or internal pay disparity, as such issues are defined by the Agent, DO NOT WITHHOLD support from director nominees.

(3)	If the Agent recommends withholding support from nominees in connection with executive compensation or perquisites related to retention or recruitment, including severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure.

(4)	If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(5)	If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)	Generally, vote FOR independent outside director nominees serving on the audit committee.

(2)	Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support from nominees serving on the audit committee who did not serve on that committee during the majority of the time period relevant to the concerns cited by the Agent.

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(3)	If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.

(4)	If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis. Generally:

(1)	WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)	WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)	Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)	Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)	When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

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Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except support proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary

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obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)	Only if the director’s legal expenses would be covered.

2.	Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.	Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors. Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices. If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. For purposes of this review, fees deemed to be reasonable, generally non-recurring, exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded. If independence concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

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4.	Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

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5.	Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

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Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.	Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•	If the dissidents agree, the policy remains in place.

•	If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.

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Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard. Generally, vote FOR management proposals, irrespective of whether the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated. For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis, with voting decisions determined based on the Agent’s criteria, considering whether the related proposal received the requisite support for approval and was adopted for the benefit of the company and its shareholders.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

7.	Capital Structure

Analyze on a CASE-BY-CASE basis.

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Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•

Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•

Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•

Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•	Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights. Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

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Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split. In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if the Agent otherwise supports management’s rationale.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

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Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.	Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•

Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•

Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE.

•

Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on the relevant board or committee member(s), or equity compensation burn rate or pay for performance as defined by Agent.

•	Generally, vote AGAINST plans administered by potential grant recipients.

•

Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for plan changes assessed as material by the Agent, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•	Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

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Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold. DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

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Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice. Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change-in-control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements for shareholder ratification, unless such proposals specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans, or ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention, generally voting FOR such compensation arrangements if the issuer has provided adequate rationale and/or disclosure or support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

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Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.

9.	State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense, but if so assessed, weighing management’s rationale for the change. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.	Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

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Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.	Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, consider proposals to change a fund’s fundamental investment objective to nonfundamental on a CASE-BY-CASE basis.

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Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.	Social and Environmental Issues

These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

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Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.	Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	the appointment of shareholders to co-sign the minutes of the meeting

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•	regulatory filings (e.g., to effect approved share issuances)

•	the designation of inspector or shareholder representative(s) of minutes of meeting

•	the designation of two shareholders to approve and sign minutes of meeting

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate. If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support. For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

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DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent. For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•	bundled slates of nominees (e.g., France, Hong Kong or Spain);

•	simultaneous reappointment of retiring directors (e.g., South Africa);

•

in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•

nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

A-38

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•	the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•	culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•	the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

For markets such as the tax havens, Australia, Canada, Hong Kong, Japan, Malaysia, Singapore and South Africa (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply. The same policy shall be applied regarding attendance by statutory auditors of Japanese companies.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees. In cases in which multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

A-39

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided. Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure) and there is no evidence of abuse. For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally vote FOR retirement bonus proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served. In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

A-40

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments) that:

•	exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•

provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan) or broad-based employee participation otherwise meeting Agent’s standards (e.g., France);

•	are administered with discretion by potential grant recipients;

•	provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•	permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•	for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

•	provide for vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device;

•

provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•	permit post-employment vesting if deemed inappropriate by the Agent;

•

allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•

provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above, or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if the company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation. Unless otherwise provided for herein, market practice of the primary country in which a company does business, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

A-41

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)	practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)	retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)	equity award valuation triggering a negative recommendation from the Agent; or

(4)	provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration. Reports with typically unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital as well as market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong). Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter

A-42

relative to such issuances or grants in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows:

•

Generally, vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•	Vote AGAINST proposals to adopt unlimited capital authorizations.

•	The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•

Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•

Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee. Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case

A-43

of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided. Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee. However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply. For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s standards. In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Allocation of Income and Dividends

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes. In the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s).

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing

A-44

level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•	it is editorial in nature;

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•	it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

A-45

•	the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•	it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•	it reduces relevant disclosure to shareholders;

•	it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•	it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

•

it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•

Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•

If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•

Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

A-46

                       STATEMENT OF ADDITIONAL INFORMATION

                                  May 30, 2008

                                ING MUTUAL FUNDS
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180

                       ING Diversified International Fund

                                 Class O shares

          This Statement of Additional Information ("SAI") relates to ING
Diversified International Fund ("Fund") which is a separate series of ING Mutual
Funds ("Trust"). A prospectus ("Prospectus") for the Fund dated May 30, 2008 for
Class O shares, which provides the basic information you should know before investing in the Class O of the Fund, may be obtained without charge from the
Fund or the Fund's principal underwriter, ING Funds Distributor, LLC
("Distributor"), at the address listed above. This SAI is not a prospectus, but is incorporated therein by reference and should be read in conjunction with the
Prospectus dated May 30, 2008, which have been filed with the U.S. Securities and Exchange Commission ("SEC").

          The information in this SAI expands on the information contained in the Prospectus and any supplements thereto. Copies of the Fund's Prospectus and annual or semi-annual shareholder report (when available) may be obtained without charge by contacting the Fund at the address and phone number written above. Copies of the Fund's Prospectus and annual or semi-annual shareholder reports may be obtained upon request and without charge by calling
1-800-747-2537 or by logging onto www.sharebuilder.com for ShareBuilder
Securities Corporation (ShareBuilder Securities") customers. Terms used in this
SAI have the same meaning as in the Prospectuses, and some additional terms are defined particularly for this SAI.



                               HISTORY OF THE FUND

ING Mutual Funds

     The Trust is a Delaware statutory trust registered as an open-end, management investment company. The Trust was organized in 1992 and currently consists of ten non-diversified series and thirteen diversifed series, one of which, ING Diversified International Fund ("Diversified International Fund" or
"Fund"), is discussed in this SAI. For information regarding ING Asia-Pacific
Real Estate Fund, ING Disciplined International SmallCap Fund, ING European Real
Estate Fund, ING Global Bond Fund, ING Global Equity Dividend Fund, ING Global
Real Estate Fund, ING Global Value Choice Fund, ING Emerging Countries Fund, ING
Foreign Fund, ING Greater China Fund, ING Index Plus International Equity Fund,
ING International Equity Dividend Fund, ING International Growth Opportunities
Fund, ING International Capital Appreciation Fund, ING International Real Estate
Fund, ING International SmallCap Fund, ING International Value Fund, ING
International Value Choice Fund, ING Value Opportunities, ING Global Natural
Resources Fund, ING Russia Fund, and ING Emerging Markets Fixed Income Fund,
please see the prospectuses and SAI, each dated February 29, 2008.

     On December 21, 2005, ING Diversified International Fund was organized as a separate series of the Trust.

                                        1

                             MANAGEMENT OF THE TRUST

Management of the Trust

          Set forth in the table below is information about each Trustee of the
Trust.

                                                                                              Number of
                                                                                              Funds in
                                                                                                 Fund
                                                  Term of Office                               Complex
                                  Position(s)       and Length                               Overseen by
                                   Held With         of Time      Principal Occupation(s) -    Trustee       Other Directorships
Name, Address and Age                Trust          Served/1/     During the Past 5 Years      /(2)(3)/        Held by Trustee
--------------------------------  -----------     --------------  -------------------------  -----------  --------------------------
Independent Trustees

Colleen D. Baldwin /(4)/            Trustee       November 2007   Consultant (January 2005       177      None.
7337 E. Doubletree Ranch Rd.                      - Present       to Present). Chief
Scottsdale, Arizona 85258                                         Operating Officer, Ivy
Age: 47                                                           Asset Management Group
                                                                  (April 2002 - October
                                                                  2004).

John V. Boyer                       Trustee       January 2005    President, Bechtler Arts       177      None.
7337 East Doubletree Ranch Rd.                    - Present       Foundation (March 2008 -
Scottsdale, Arizona 85258                                         Present), Consultant
Age: 54                                                           (July 2007 - February
                                                                  2008). Formerly,
                                                                  President and Chief
                                                                  Executive Officer,
                                                                  Franklin and Eleanor
                                                                  Roosevelt Institute
                                                                  (March 2006 - July 2007),
                                                                  and Executive Director,
                                                                  The Mark Twain House &
                                                                  Museum/(5)/ (September
                                                                  1989 - November 2005).

Patricia W. Chadwick                Trustee       January 2006    Consultant and President       177      Wisconsin Energy
7337 East Doubletree Ranch Rd.                    - Present       of self-owned company,                  (June 2006 - Present).
Scottsdale, Arizona 85258                                         Ravengate Partners LLC
Age: 59                                                           (January 2000 - Present).

Peter S. Drotch/(4)/                Trustee       November 2007   Retired Partner,               177      First Marblehead
7337 E. Doubletree Ranch Rd.                      - Present       PricewaterhouseCoopers                  Corporation (October 2003-
Scottsdale, Arizona 85258                                         LLP.                                    Present); Tufts Health
Age: 66                                                                                                   Plan, Director (June 2006
                                                                                                          - Present); and University
                                                                                                          of Connecticut, Trustee
                                                                                                          (November 2004 - Present).

J. Michael Earley                   Trustee       February 2001   President, Chief               177      Midamerica Financial
7337 East Doubletree Ranch Rd.                    - Present       Executive Officer and                   Corporation (December
Scottsdale, Arizona 85258                                         Director, Bankers Trust                 2002 - Present).
Age: 63                                                           Company, N.A. (June 1992
                                                                  - Present).

Patrick W. Kenny                    Trustee       January 2005    President and Chief            177      Assured Guaranty Ltd.
7337 East Doubletree Ranch Rd.                    - Present       Executive Officer,                      (April 2004 - Present);
Scottsdale, Arizona 85258                                         International Insurance                 and Odyssey Reinsurance
Age: 65                                                           Society (June 2001 -                    Holdings (November 2006 -
                                                                  Present).                               Present).

                                        2

                                                                                              Number of
                                                                                              Funds in
                                                                                                 Fund
                                                  Term of Office                               Complex
                                  Position(s)       and Length                               Overseen by
                                   Held With         of Time      Principal Occupation(s) -    Trustee       Other Directorships
Name, Address and Age                Trust          Served/1/      During the Past 5 Years     /(2)(3)/        Held by Trustee
--------------------------------  -----------     --------------  -------------------------  -----------  --------------------------
Sheryl K. Pressler                  Trustee       January 2006    Consultant (May 2001 -         177      Global Alternative Asset
7337 East Doubletree Ranch Rd.                    - Present       Present).                               Management, Inc. (October
Scottsdale, Arizona 85258                                                                                 2007 - Present);
Age: 58                                                                                                   Stillwater Mining Company
                                                                                                          (May 2002 - Present);
                                                                                                          California HealthCare
                                                                                                          Foundation (June 1999 -
                                                                                                          Present); and
                                                                                                          Romanian-American
                                                                                                          Enterprise Fund (February
                                                                                                          2004 -Present).

Roger B. Vincent                  Chairperson     February 2002   President, Springwell          177      UGI Corporation (February
7337 East Doubletree Ranch Rd.    and Trustee     - Present       Corporation, (March 1989                2006 - Present); and UGI
Scottsdale, Arizona 85258                                         - Present).                             Utilities, Inc. (February
Age: 62                                                                                                   2006 - Present).

Trustees who are "Interested
Persons"
ROBERT W. CRISPIN /(4)(6)/          Trustee       November 2007   Retired Chairman and           177      ING Life Insurance and
7337 East Doubletree Ranch Rd.                    - Present       Chief Executive Officer,                Annuity Company (May 2006
Scottsdale, Arizona 85258                                         ING Investment Management               - Present); ING USA
Age: 61                                                           Co. (June 2001 - December               Annuity and Life
                                                                  2007).                                  Insurance Company (May
                                                                                                          2006 - Present);
                                                                                                          Midwestern United Life
                                                                                                          Insurance Company (May
                                                                                                          2006 - Present);
                                                                                                          ReliaStar Life Insurance
                                                                                                          Company (May 2006 -
                                                                                                          Present); Security Life
                                                                                                          of Denver Insurance
                                                                                                          Company (May 2006 -
                                                                                                          Present); Belair
                                                                                                          Insurance Company Inc.
                                                                                                          (August 2005 - Present);
                                                                                                          The Nordic Insurance
                                                                                                          Company of Canada
                                                                                                          (February 2005-Present);
                                                                                                          Trafalgar Insurance
                                                                                                          Company of Canada
                                                                                                          (February 2006 -
                                                                                                          Present); ING Novex
                                                                                                          Insurance Company of
                                                                                                          Canada (February 2005 -
                                                                                                          Present); Allianz
                                                                                                          Insurance Company of
                                                                                                          Canada (February 2005 -
                                                                                                          Present); ING Canada Inc.
                                                                                                          (December 2004 - Present)
                                                                                                          and ING Foundation (March
                                                                                                          2004 - Present).

Shaun P. Matthews/(4)(6)(9)/        Trustee       November 2007   President and Chief            212      Mark Twain House & Museum
7337 East Doubletree Ranch Rd.                    - Present       Executive Officer, ING                  (September 2002 -
Scottsdale, Arizona 85258                                         Investments, LLC                        Present)/(5)/; Connecticut
Age:  52                                                          (November 2006 -                        Forum (May 2002 -
                                                                  Present), President ING                 Present); Capital
                                                                  Mutual Funds and                        Community College
                                                                  Investment Products                     Foundation (February 2002
                                                                  (November 2004 - November               - Present); ING Services
                                                                  2006), and Chief                        Holding Company, Inc. (May
                                                                  Marketing Officer USFS                  2000 - Present); Southland
                                                                  (April 2002 - October                   Life Insurance Company
                                                                  2004)                                   (June 2002 -

                                        3

                                                                                              Number of
                                                                                              Funds in
                                                                                                 Fund
                                                  Term of Office                               Complex
                                  Position(s)       and Length                               Overseen by
                                   Held With         of Time      Principal Occupation(s) -    Trustee       Other Directorships
Name, Address and Age               Trust           Served/1/     During the Past 5 Years     /(2)(3)/        Held by Trustee
--------------------------------  -----------     --------------  -------------------------  -----------  --------------------------
                                                                                                          Present); and
                                                                                                          ING Capital Corporation,
                                                                                                          LLC, ING Funds
                                                                                                          Distributor/(7)/, LLC, ING
                                                                                                          Funds Services/(8)/, LLC,
                                                                                                          ING Investments, LLC and
                                                                                                          ING Pilgrim Funding, Inc.
                                                                                                          (March 2006 - Present).

----------
(1)  Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the
     Trust, as defined in the Investment Company Act of 1940, as amended
     ("Independent Trustees"), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the Board's retirement policy; or
     (b) the Trustee reaches the age 72 or has served as a Trustee for 15 years, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  For the purposes of this table, "Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund;
     ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium
     Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING
     International High Dividend Equity Income Fund; ING Investment Funds, Inc.;
     ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate
     Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING
     Variable Insurance Trust; ING Variable Products Trust; ING VP Natural
     Resources Trust; and ING Partners, Inc.

(3)  The number of Funds in the complex is as of May 31, 2008.

(4)  Ms. Baldwin and Messrs. Drotch, Crispin and Mathews each commenced services as Trustee on November 28, 2007.

(5)  Shaun Mathews, President, ING USFS Mutual Funds and Investment Products,
     has held a seat on the Board of Directors of The Mark Twain House & Museum
     since September 19, 2002. ING Groep N.V. affiliates make non-material, charitable contributions to The Mark Twain House & Museum.

(6)  Messrs. Crispin and Mathews. are deemed to be "interested persons" of the
     Trust as defined in the 1940 Act because of their relationship with ING
     Groep, N.V., the parent corporation of the Investment Adviser, ING
     Investments, LLC.

(7)  ING Funds Distributor, LLC is the successor in interest to ING Funds
     Distributor, Inc., which was previously known as ING Pilgrim Securities,
     Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING
     Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(9)  Mr. Mathews is also a director of the following investment companies: ING
     VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING
     GET Fund; ING VP Intermediate Bond Portfolio; ING VP Money Market
     Portfolio; ING Variable Funds; ING Variable Portfolios, Inc.; and ING
     Series Fund, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, "Fund Complex" includes these investment companies.

                                        4

Officers

     Information about the Trust's Officers are set forth in the table below:

                                         Positions          Term of Office and Length             Principal Occupation(s)
Name, Address and Age               Held with the Trust       of Time Served /1, 2/              During the Last Five Years
------------------------------  --------------------------  -------------------------  ---------------------------------------------
Shaun P. Mathews/3/             President and               November 2006 - Present    President and Chief Executive Officer, ING
7337 East Doubletree Ranch Rd.  Chief Executive Officer                                Investments, LLC/4/ (November 2006 -
Scottsdale, Arizona 85258                                                              Present), President ING Mutual Funds and
Age: 52                                                                                Investment Products (November 2004 - November
                                                                                       2006), and Chief Marketing Officer USFS
                                                                                       (April 2002 - October 2004).

Michael J. Roland               Executive Vice President    February 2002 - Present    Head of Mutual Fund Platform (February 2007 -
7337 East Doubletree Ranch Rd.                                                         Present); and Executive Vice President, ING
Scottsdale, Arizona 85258                                                              Investments, LLC/4/ and ING Funds Services,
Age: 50                                                                                LLC/4/ (December 2001 - Present). Formerly,
                                                                                       Head of Product Management (January 2005 -
                                                                                       January 2007); Chief Compliance Officer, ING
                                                                                       Investments, LLC/3/, Directed Services, LLC
                                                                                       (October 2004 - December 2005); and Chief
                                                                                       Financial Officer and Treasurer, ING
                                                                                       Investments, LLC/4/ (December 2001 - March
                                                                                       2005).

Stanley D. Vyner                Executive Vice President    May 1999 - Present         Executive Vice President, ING Investments,
230 Park Avenue                                                                        LLC/4/ (July 2000 - Present); and Chief
New York, NY 10169                                                                     Investment Risk Officer, ING Investments, LLC
Age: 58                                                                                (January 2003 - Present). Formerly, Chief
                                                                                       Investment Officer of International
                                                                                       Investments, ING Investments, LLC/4/ (August
                                                                                       2000 - January 2003).

Joseph M. O'Donnell             Chief Compliance Officer    November 2004 -  Present   Chief Compliance Officer of the ING Funds
7337 East Doubletree Ranch Rd.                                                         (November 2004 - Present) and ING
Scottsdale, Arizona 85258                                                              Investments, LLC/4/ and Directed Services,
Age: 53                                                                                LLC (March 2006 - Present); and Executive
                                Executive Vice President    March 2006 - Present       Vice President of the ING Funds (March 2006 -
                                                                                       Present). Formerly, Chief Compliance Officer
                                                                                       of ING Life Insurance & Annuity Company
                                                                                       (March 2006 - December 2006); Vice President,
                                                                                       Chief Legal Counsel, Chief Compliance Officer
                                                                                       and Secretary of Atlas Securities, Inc.,
                                                                                       Atlas Advisers, Inc. and Atlas Funds (October
                                                                                       2001 - October 2004).

Todd Modic                      Senior Vice President,      March 2005 - Present       Senior Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.  Chief/ Principal Financial                             LLC/5/ (April 2005 - Present). Formerly, Vice
Scottsdale, Arizona 85258       Officer and                                            President, ING Funds Services, LLC/4/
Age: 40                         Assistant Secretary                                    (September 2002 - March 2005).

Kimberly A. Anderson            Senior Vice President       November 2003 - Present    Senior Vice President, ING Investments,
7337 East Doubletree Ranch Rd.                                                         LLC/4/ (October 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                              Vice President and Assistant Secretary, ING
Age: 43                                                                                Investments, LLC/4/ (January 2001 - October
                                                                                       2003).

Robert Terris                   Senior Vice President       May 2006 - Present         Senior Vice President Operations, ING Funds
7337 East Doubletree Ranch Rd.                                                         (May 2006 - Present); and Vice President,
Scottsdale, Arizona 85258                                                              Head of Division Operations, ING Funds
Age: 37                                                                                Services, LLC/4/ (March 2006 - Present).
                                                                                       Formerly, Vice President of Administration,
                                                                                       ING Funds Services, LLC/5/ (October 2001 -
                                                                                       March 2006).

                                        5

                                         Positions          Term of Office and Length             Principal Occupation(s)
Name, Address and Age               Held with the Trust       of Time Served /1, 2/              During the Last Five Years
------------------------------  --------------------------  -------------------------  ---------------------------------------------
Robyn L. Ichilov                Vice President              May 1999 - Present.        Vice President and Treasurer, ING Funds
7337 East Doubletree Ranch Rd.                                                         Services, LLC/5/ (October 2001 - Present) and
Scottsdale, Arizona 85258       Treasurer                                              ING Investments, LLC/4/ (August 1997 -
Age: 40                                                                                Present).

William Evans                   Vice President              September 2007 - Present   Vice President, Head of Mutual Fund Advisory
10 State House Square                                                                  Group (April 2007 - Present). Formerly, Vice
Hartford, CT 06103                                                                     President, U.S. Mutual Funds and Investment
Age: 35                                                                                Products (May 2005 - April 2007); and Senior
                                                                                       Fund Analyst, U.S. Mutual Funds and
                                                                                       Investment Products (May 2002 - May 2005).

Lauren D. Bensinger             Vice President              February 2003 - Present    Vice President and Chief Compliance Officer,
7337 East Doubletree Ranch Rd.                                                         ING Funds Distributor, LLC/6/ (July 1995 -
Scottsdale, Arizona 85258                                                              Present); and Vice President, ING
Age: 54                                                                                Investments, LLC/4/ (February 1996 -
                                                                                       Present); and Director of Compliance, ING
                                                                                       Investments, LLC/3/ (October 2004 - Present).
                                                                                       Formerly, Chief Compliance Officer, ING
                                                                                       Investments, LLC/4/ (October 2001 - October
                                                                                       2004).

Maria M. Anderson               Vice President              September 2004 - Present   Vice President, ING Funds Services, LLC/4/
7337 East Doubletree Ranch Rd.                                                         (September 2004 - Present). Formerly,
Scottsdale, Arizona 85258                                                              Assistant Vice President, ING Funds Services,
Age: 49                                                                                LLC/5/ (October 2001 - September 2004); and
                                                                                       Manager of Fund Accounting and Fund
                                                                                       Compliance, ING Investments, LLC/4/
                                                                                       (September 1999 - October 2001).

Denise Lewis                    Vice President              January 2007 - Present     Vice President, ING Funds Services, LLC/5/
7337 East Doubletree Ranch Rd.                                                         (December 2006 - Present). Formerly, Senior
Scottsdale, Arizona 85258                                                              Vice President, UMB Investment Services
Age: 44                                                                                Group, LLC (November 2003 - December 2006);
                                                                                       and Vice President, Wells Fargo Funds
                                                                                       Management, LLC (December 2000 - August
                                                                                       2003).

Kimberly K. Springer            Vice President              March 2006 - Present       Vice President, ING Funds Services, LLC/5/
7337 East Doubletree Ranch Rd.                                                         (March 2006 - Present). Formerly, Assistant
Scottsdale, Arizona 85258                                                              Vice President, ING Funds Services, LLC/5/
Age: 50                                                                                (August 2004 - March 2006); Manager,
                                                                                       Registration Statements, ING Funds Services,
                                                                                       LLC/5/ (May 2003 - August 2004); Associate
                                                                                       Partner, AMVESCAP PLC (October 2000 - May
                                                                                       2003); and Director of Federal Filings and
                                                                                       Blue Sky Filings, INVESCO Funds Group, Inc.
                                                                                       (March 1994 - May 2003).

Susan P. Kinens                 Assistant Vice President    February 2003 - Present    Assistant Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                         LLC/5/ (December 2002 - Present); and has
Scottsdale, Arizona 85258                                                              held various other positions with ING Funds
Age: 31                                                                                Services, LLC/5/ for more than the last five
                                                                                       years.

Huey P. Falgout, Jr.            Secretary                   August 2003 - Present      Chief Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                         Services (September 2003 - Present).
                                                                                       Formerly, Counsel, ING Americas, U.S. Legal
                                                                                       Services

                                        6

                                         Positions          Term of Office and Length             Principal Occupation(s)
Name, Address and Age               Held with the Trust       of Time Served /1, 2/              During the Last Five Years
------------------------------  --------------------------  -------------------------  ---------------------------------------------
Scottsdale, Arizona 85258                                                              (November 2002 - September 2003); and
Age: 45                                                                                Associate General Counsel of AIG American
                                                                                       General (January 1999 - November 2002).

Theresa K. Kelety               Assistant Secretary         August 2003 - Present      Senior Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                         Services (April 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                              Senior Associate with Shearman & Sterling
Age: 45                                                                                (February 2000 - April 2003).

----------
(1)  The Officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  Unless otherwise noted, this column refers to ING Mutual Funds.

(3)  Mr. Mathews commenced service as the President and Chief Executive Officer on November 9, 2006.

(4)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING
     Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim
     Investments, Inc., which was previously known as Pilgrim Investments, Inc.
     and before that was known as Pilgrim America Investments, Inc.

(5)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING
     Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(6)  ING Funds Distributor, LLC is the sucessor in interest to ING Funds
     Distributor, Inc., which was previously known as ING Pilgrim Securities,
     Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

                                        7

Board

     The Board of Trustees of the Trust ("Board") governs the Fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the
Fund's performance.

Frequency of Board Meetings

     The Board currently conducts regular meetings eight (8) times a year. The
Audit Committee and the Compliance Committee each meet regularly four (4) times per year; the Investment Review Committee meets six (6) times per year, the
Contracts Committee meets seven (7) times per year and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.

Recent Committee Changes

     Effective November 28, 2007, changes were made to the Board's Committee structure. In particular, the Committee membership changed on that date, and these changes are reflected in the discussion of the Committees that is set out below. Prior to May 10, 2007, the Board had a Valuation, Proxy and Brokerage
Committee. On May 10, 2007, the functions of the Valuation, Proxy and Brokerage
Committee and the Compliance Committee were combined. The Compliance Committee was the surviving Committee and now oversees valuation, proxy and brokerage matters, as well as compliance issues. We also note that Roger Vincent became the Chairman of the Board effective May 10, 2007. Prior to that day, Jock Patton served as the Chairman of the Board.

Committees

     Executive Committee. The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary.
The Executive Committee currently consists of three (3) Independent Trustees and two (2) Trustees who are "interested persons," as defined in the Investment
Company Act of 1940 of the Fund. The following Trustees currently serve as members of the Executive Committee: Ms. Pressler and Messrs. Boyer, Crispin,
Mathews and Vincent. Mr. Vincent, Chairman of the Board, serves as the
Chairperson of the Executive Committee.

     From May 10, 2007 to November 28, 2007, the Executive Committee consisted of the following Trustees: Ms. Pressler and Messrs. Turner, Boyer and Vincent
and Mr. Vincent served as the Chairperson. Prior to May 10, 2007, the Executive
Committee consisted of the following: Messrs. Turner, Vincent and Patton. Mr.
Patton served as Chairperson of the Executive Committee.

     The Executive Committee held three (3) meetings during the fiscal year ended October 31, 2007.

Audit Committee. The Board has established an Audit Committee whose functions include, among other things, meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of three (3) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Chadwick and Messrs.
Drotch and Earley. Mr. Earley currently serves as Chairperson of the Audit
Committee, and also has been designated as an audit committee financial expert under the Sarbanes-Oxley Act.

     From May 10, 2007 to November 28, 2007, the Audit Committee consisted of the following Trustees: Ms. Chadwick and Messrs. Earley and Putnam. Mr. Earley
served as the Chairperson and as the financial

                                       8

expert under the Sarbanes-Oxley Act for the Committee. Prior to May 10, 2007,
the Audit Committee consisted of the following Trustees: Messrs. Earley, Kenny,
Vincent and Putnam and Ms. Pressler. Mr. Earley served as Chairperson of the
Audit Committee and Mr. Kenny was designated as an audit committee financial expert under the Sarbanes-Oxley Act.

     The Audit Committee held five (5) meetings during the fiscal year ended
October 31, 2007.

     Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer ("CCO") of the Trust. The Compliance Committee
facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates
CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Board also oversees quarterly compliance reporting.

     On May 10, 2007, the functions of the Board's Valuation, Proxy and
Brokerage Committee were combined with the functions of the Compliance
Committee. As a result of this combination, the functions of the Compliance
Committee now include determining the value of securities held by the Funds for which market value quotations are not readily available; overseeing management's administration of proxy voting; and overseeing the effectiveness of the investment adviser's usage of the Trust's brokerage and the adviser's compliance with changing regulations regarding the allocation of brokerage for services
(other than pure trade executions).

     The Compliance Committee currently consists of five (5) Independent
Trustees. The following Trustees currently serve as members of the Compliance
Committee: Messrs. Boyer, Kenny and Vincent and Mses. Baldwin and Pressler. Mr.
Kenny currently serves as Chairperson of the Compliance Committee.

     From May 10, 2007 to November 28, 2007, the Compliance Committee consisted of the following Trustees: Ms. Pressler and Messrs. Boyer, Kenny and Vincent.
Mr. Kenny served as the Chairperson for the Committee. Prior to May 10, 2007,
the Compliance Committee consisted of of the following Trustees: Messrs. Boyer,
Earley, Putnam, Kenny and Patton. Mr. Kenny served as Chairperson for the
Committee.

     The Compliance Committee held five (5) meetings during the fiscal year ended October 31, 2007.

     Valuation, Proxy and Brokerage Committee. As is discussed above, prior to
May 10, 2007 the Board had a Valuation, Proxy and Brokerage Committee. On that date, the Board's Committees were reconstituted and the functions of the
Valuation, Proxy and Brokerage Committee were combined with that of the
Compliance Committee, and the reconstituted Compliance Committee was the surviving Committee. The Compliance Committee now oversees valuation, proxy voting and brokerage matters formerly overseen by the Valuation, Proxy and
Brokerage Committee.

     Prior to May 10, 2007, the Valuation, Proxy and Brokerage Committee
functions included, among others: reviewing the determination of the value of securities held by the Trust for which market value quotations are not readily available; overseeing management's administration of proxy voting; and
overseeing the effectiveness of the investment adviser's usage of the Trust's brokerage; and overseeing the advisers' compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions). The Valuation, Proxy and Brokerage Committee consisted of four (4)
Independent Trustees. The following Trustees served as members of the Valuation,
Proxy and Brokerage Committee: Dr. Gitenstein and Ms. Chadwick and Messrs. Boyer
and Patton. Ms. Chadwick served as Chairperson of the Valuation, Proxy and
Brokerage Committee.

     The Valuation, Proxy and Brokerage Committee held three (3) meetings during the fiscal year ended October 31, 2007.

                                       9

     Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill
Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee's responsibilities; (4)
considering and recommending the creation of additional committees or changes to
Trustee policies and procedures based on rule changes and "best practices" in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board's annual self evaluation process.

     In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

     The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for Trustee should be submitted in writing to the Trust's/Fund's Secretary at 7337 Doubletree Ranch Rd.,
Scottsdale, AZ 85258. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as trustee: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

     The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, any such submission must be delivered to the Fund's Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Funds with the SEC.

     The Nominating and Governance Committee consists of four (4) Independent
Trustees: The following Trustees serve as members of the Nominating and
Governance Committee: Mses. Baldwin and Chadwick and Messrs. Kenny and Vincent.
Ms. Baldwin serves as Chairperson of the Nominating and Governance Committee.

     From May 10, 2007 to November 28, 2008, the Nominating and Governance
Committee consisted of the following Trustees: Ms. Chadwick and Messrs. Boyer,
Kenny and Vincent. Prior to May 10, 2007, the membership of the Nominating and
Governance Committee consisted of the following Trustees: Dr. Gitenstein and
Messrs. Kenny, Patton and Vincent. During the period prior to May 10, 2007, Dr.
Gitenstein served as Chairperson of the Nominating and Governance Committee.

     During the fiscal year ended October 31, 2007, the Nominating Committee held no (0) meetings.

     Investment Review Committee. The Board has established two Investment
Review Committees to, among other things, monitor the investment performance of the Fund and make recommendations to the Board with respect to the Fund.

     The Investment Review Committee for the Domestic Equity Funds currently consists of three (3) Independent Trustees and one (1) Trustee who is an
"interested person," as defined in the 1940 Act. The following Trustees serve as members of the Investment Review Committee for the Domestic Equity Funds: Ms.
Chadwick and Messrs. Crispin, Drotch and Earley. Ms. Chadwick currently serves as Chairperson of

                                       10

the Investment Review Committee for the Domestic Equity Funds.

     From May 10, 2007 to November 28, 2007, the Investment Review Committee for
the Domestic Equity Funds consisted of the following Trustees: Ms. Chadwick and
Messrs. Drotch, Earley and Putnam. Ms. Chadwick served as the Chairperson for the Committee. Prior to May 10, 2007, the following Trustees served as members of the Investment Review Committee for the Domestic Equity Funds: Ms. Chadwick
and Messrs. Patton, Putnam, Earley, Turner and Vincent. Mr. Vincent served as
Chairperson for the Committee.

     The Investment Review Committee for the Domestic Equity Funds held six (6)
meetings during the fiscal year ended October 31, 2007.

     The Investment Review Committee for the International/Balanced/Fixed Income
Funds currently consists of four (5) Independent Trustees and one (1) Trustee who is an "interested person," as defined in the 1940 Act. The following
Trustees serve as members of the Investment Review Committee for the
International/Balanced/Fixed Income Funds: Mses. Baldwin and Pressler and
Messrs. Boyer, Kenny, Mathews and Vincent. Mr. Boyer currently serves as
Chairperson of the Investment Review Committee for the
International/Balanced/Fixed Income Funds.

     From May 10, 2007 to November 28, 2007, the Investment Review Committee for
the International/Balanced/Fixed Income Funds consisted of the following
Trustees: Ms. Pressler and Messrs. Boyer, Kenny and Vincent. Mr. Boyer served as the Chairperson for the Committee. Prior to May 10, 2007, the following Trustees seved as members of the Investment Review Committee for the
International/Balanced/Fixed Income Funds: Ms. Pressler, Dr. Gitenstein and
Messrs. Kenny and Boyer. Mr. Boyer served as Chairperson for the Committee.

     The Investment Review Committee for the International/Balanced/Fixed Income
Funds held six (6) meetings during the fiscal year ended October 31, 2007.

     Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to all investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds. The responsibilities of the
Contracts Committee include, among others things: (1) identifying the scope and format of information to be provided by service providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the
Trustees its recommendations and decisions regarding the foregoing matters; (5)
assisting in the preparation of a written record of the factors considered by
Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees. The Contracts Committee is also responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans.

     The Contracts Committee currently consists of five (5) Independent
Trustees. The following Trustees serve as members of the Contracts Committee:
Mses. Pressler and Chadwick and Messrs. Boyer, Drotch and Vincent. Ms. Pressler
serves as Chairperson of the Contract Committee.

     Prior to May 10, 2007, the Contracts Committee consisted of six (6)
Independent Trustees. The following Trustees served as members of the Contracts
Committee: Mses. Chadwick and Pressler and Messrs. Boyer, Patton, Vincent and
Kenny. During the period prior to May 10, 2007, Ms. Pressler served as
Chairperson of the Contracts Committee.

     The Contracts Committee held five (5) meetings during the fiscal year ended
October 31, 2007.

                                       11

Trustee Ownership of Securities

     Share Ownership Policy

          In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the ING Family of Funds at all times ("Policy"). For the purpose of this Policy, indirect, beneficial ownership of Fund shares includes: (a) ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in the Fund; and (b)
shares associated with amounts deferred under the Fund's deferred compensation plans.

          Under this Policy, the initial value of investments in one or more mutual funds in the ING Family of Funds that are directly or indirectly, beneficially owned by a Trustee must equal at least $100,000. Existing Trustees shall have a reasonable amount of time, not to exceed three years, from the date upon which the minimal ownership was set was at $100,000 in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, of becoming a
Trustee. A decline in the value of any Fund investments will not cause a Trustee to have to make any additional investments under this Policy.

     Investment in mutual funds of the ING Funds Complex by the Trustee pursuant to this Policy are subject to the market timing policies applied by the mutual funds of the ING Family of Funds to other similar investors and any provisions of the ING Funds' Code of Ethics that otherwise applies to Trustees.

                                       12

Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2007:

                                                                            Aggregate Dollar Range of Equity Securities in all
                                                                          Registered Investment Companies Overseen by Trustee in
Name of Trustee                          Diversified International Fund              Family of Investment Companies
--------------------------------------   ------------------------------   ------------------------------------------------------
Independent Trustees
Colleen Baldwin/1/                                    N/A                                            N/A
John V. Boyer                                         N/A                                    $50,000 - $100,000
Patricia W. Chadwick                                  N/A                                      Over $100,000
Peter S. Drotch/1/                                    N/A                                           N/A
J. Michael Earley                                     N/A                                       Over $100,000
Patrick W. Kenny                                      N/A                                    $10,000 - $50,000
                                                                                              Over $100,000/(2)/
Sheryl K. Pressler                                    N/A                                     Over $100,000/(2)/
Roger B. Vincent                                      N/A                                      Over $100,000
                                                                                              Over $100,000/(2)/
Trustees who are "Interested Persons"
Robert W. Crispin/1/                                  N/A                                     Over $100,000/(2)/
Shaun P. Mathews/1/                                   N/A                                      Over $100,000
                                                                                              Over $100,000/(2)/


----------
(1)  Ms. Baldwin and Messrs. Drotch, Crispin and Mathews each commenced services as Trustee on November 28, 2007.

(2)  Funds held in a 401k/deferred compensation account.

Independent Trustee Ownership of Securities

     Set forth in the table below is information regarding each Independent
Trustee's (and his or her immediate family members) share ownership in securities of the Fund's investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Fund (not including registered investment companies) as of December 31, 2007.

                          Name of Owners and
  Name of Trustee      Relationship to Trustee   Company   Title of Class   Value of Securities   Percentage of Class
--------------------   -----------------------   -------   --------------   -------------------   -------------------
Colleen Baldwin/1/               N/A               N/A           N/A                 0                    N/A
John V. Boyer                    N/A               N/A           N/A                 0                    N/A
Patricia W. Chadwick             N/A               N/A           N/A                 0                    N/A
Peter S. Drotch/1/               N/A               N/A           N/A                 0                    N/A
J. Michael Earley                N/A               N/A           N/A                 0                    N/A
Patrick W. Kenny                 N/A               N/A           N/A                 0                    N/A
Sheryl K. Pressler               N/A               N/A           N/A                 0                    N/A
Roger B. Vincent                 N/A               N/A           N/A                 0                    N/A

----------
(1)  Ms. Baldwin and Mr. Drotch each commenced services as Trustee on November
     28, 2007.

Compensation of Trustees

          Effective July 1, 2007, each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended.
Each Independent Trustee is compensated for his or her

                                       13

services on a quarterly basis according to a fee schedule adopted by the Board.
The fee schedule consists only of an annual retainer and does not include additional compensation for attendance at regular or special Board and Committee meetings.

          The Fund pays each Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $200,000; (ii) Mr.
Vincent, as Chairperson of the Board, receives an additional annual retainer of
$75,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Earley, Boyer
and Kenny, as Chairpersons of Committees of the Board, each receives an additional annual retainer of $10,000, $40,000, $60,000, $30,000, $50,000 and
$30,000, respectively; and (iv) out-of-pocket expenses. The pro rata share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by the Adviser and its affiliate
Directed Services LLC for which the Trustees serve in common as Trustees.

          Prior to July 1, 2007, each Trustee was reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended.
Each Independent Trustee was compensated for his or her services according to a fee schedule adopted by the Board, and received a fee that consisted of an annual retainer and a meeting fee component.

          The Fund paid each Trustee who was not an interested person a pro rata share, as described below, of: (i) an annual retainer of $45,000 (Mses. Chadwick and Pressler and Messrs. Earley, Boyer, Kenny, Vincent and Dr. Gitenstein, as
Chairpersons of Committees of the Board, each received an additional annual retainer of $10,000, $15,000, $20,000, $20,000, $10,000, $20,000 and $10,000,
respectively. Mr. Patton, as Chairperson of the Board, received an additional annual retainer of $30,000.); (ii) $7,000 for each in person meeting of the
Board (Mr. Patton, as Chairperson of the Board, received an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any Committee meeting
(Chairpersons of Committees of the Board received an additional $1,000 for each
Committee meeting); (iv) $2,000 per special telephonic meeting; and (v)
out-of-pocket expenses. The pro rata share paid by the Fund was based on the
Fund's average net assets as a percentage of the average net assets of all the funds managed by the Adviser and its affiliate Directed Services LLC for which the Trustees served in common as Trustees.

          The $2,500 retainer payable to Ms. Baldwin each quarter for her services to the Nominating and Governance Committee is paid only if the
Committee has been active for that quarter. If the Nominating and Governance
Committee has been active during all four quarters in a given year, the
Chairperson will receive the full annual retainer of $10,000. Ms Baldwin was named Chairperson of the Nominating and Governance Committee as of March 27,
2008.

          Mr. Boyer as the Chairperson of the Investment Review Committee -
International/Balanced /Fixed Income receives an annual retainer of $40,000. The
$10,000 retainer payable to Mr. Boyer as the Chairperson for the Nominating and
Governance Committee is paid only if the Nominating and Governance Committee has been active for that quarter. The compensation per quarter to the Chairperson is
$2,500 which, if the Nominating and Governance Committee has been active for all four quarters, will result in the Chairperson receiving the full annual retainer of $10,000. Mr. Boyer served as Chairperson of the Nominating and Governance
Committee until March 27, 2008.

          The Chairperson for the Nominating and Governance Committee was paid on a quarterly basis and only if the Nominating and Governance Committee had been active for that quarter. The compensation per quarter to the Chairperson was $2,500 which, if the Nominating and Governance Committee had been active for all four quarters, would have resulted in the Chairperson receiving the full annual retainer of $10,000.

               The following table sets forth information provided by the Fund's investment adviser regarding compensation of Trustees by the Fund and other funds managed by ING Investments, LLC and its affiliates for the fiscal year ended October 31, 2007. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by ING Investments, LLC or its affiliates.

                                       14

                               Compensation Table

                                         Pension or
                                         Retirement                  Total Compensation
                                          Benefits      Estimated           From
                                           Accrued       Annual          Registrant
                           Diversified   As Part of     Benefits          and Fund
         Name of          International     Fund          Upon          Complex Paid
    Person, Position           Fund       Expenses   Retirement /1/  to Trustees /2, 3/
------------------------  -------------  ----------  --------------  ------------------
Colleen D. Baldwin/4/         $  422         N/A            N/A          $ 79,552
Trustee

John V. Boyer                 $ 1000         N/A            N/A          $220,651
Trustee

Patricia Chadwick             $  874         N/A            N/A          $189,849
Trustee

Robert W. Crispin/4,5/         N/A           N/A            N/A             N/A
Trustee

Peter S. Drotch/4/            $   91         N/A            N/A          $ 16,483
Trustee

J. Michael Earley             $  951         N/A            N/A          $209,250
Trustee

R. Barbara Gitenstein/6/      $1,475         N/A            N/A          $297,693
Trustee

Patrick W. Kenny/7/           $  910         N/A            N/A          $199,312
Trustee

Shaun P. Mathews/4,5/          N/A           N/A            N/A             N/A
Trustee

Walter H. May/8/              $1,193         N/A            N/A          $315,750
Trustee

Jock Patton/9/                $1,882         N/A            N/A          $409,250
Trustee

Sheryl Pressler/7/            $  968         N/A            N/A          $210,250
Trustee

David W.C. Putnam/11/         $  809         N/A            N/A          $177,750
Trustee

John G. Turner /5,10/          N/A           N/A            N/A             N/A

Roger Vincent/7/              $  996         N/A            N/A          $217,500
Trustee

---------
(1)  The Fund has adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the
     ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service. The amount reflected is compensation from all funds in the
     Complex.

(2)  Trustee compensation includes compensation paid by funds that are not discussed in the Prospectuses or SAI.

(3)  Represents compensation from 181 funds (total in complex as of October 31,
     2007).

(4)  Ms. Baldwin and Messrs. Crispin, Drotch and Mathews each commenced services as Trustees on November 28, 2007. From May 9, 2007 through November 28,
     2007, Ms. Baldwin was a non-voting Board consultant. From September 1, 2007 through November 28, 2007, Mr. Drotch was a non-voting Board consultant
     Compensation paid to Ms. Baldwin and Mr. Drotch represents payment received for service as a non-voting Board consultant.

(5)  "Interested person," as defined in the 1940 Act, of the Trust because of the affiliation with ING Groep, N.V., the parent corporation of ING
     Investments, LLC and the Distributor. Officers and Trustees who are
     interested persons do not receive any compensation from the Fund.

(6)  Dr. Gitenstein retired as Trustee on September 10, 2007.

                                       15

(7)  During the fiscal year ended October 31, 2007, Patrick Kenny, Sheryl
     Pressler and Roger Vincent deferred $53,688, $105,650 and $55,975 of their compensation, respectively from the Fund Complex.

(8)  Mr. May retired as a Trustee on January 11, 2007.

(9)  Mr. Patton retired as Trustee on June 30, 2007.

(10) Mr. Turner retired as Trustee on October 25, 2007.

(11) Mr. Putnam retired as Trustee on February 23, 2008.

Control Persons and Principal Shareholders

          "Control" is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders. As of the date of this SAI, none of the Trustees and officers of the Trust as a group owned any of the Fund's Class O outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than
5% of the outstanding Class O shares of the Fund. As the Class O shares of the
Fund had not commenced operations as of the date of this SAI, the only outstanding Class O shares of the Fund are held by the adviser as the Fund's sole shareholder.

                                              Class and
                                                Record   Percentage  Percentage
                   Address                    Ownership   of Class     of Fund
--------------------------------------------  ---------  ----------  ----------
MLPF&S for the Sole Benefit of its Customers   Class C     25.12%       7.18%
          Attn. Fund Administration
    4800 Deer Lake Drive East, 2nd Floor
         Jacksonville, FL 32246-6484

     State Street Bank & Trust Co. Cust.       Class I      0.00%      64.73%
        Lois W. Lewellen IRA Rollover
                P.O. Box 458
          Colmesneil, TX 75938-0458

 ING USA Annuity and Life Insurance Company    Class R     99.99%       0.06%
              1475 Dunwoody Dr.
        West Chester, PA 19380-1478

                                     ADVISER

          The investment adviser for the Fund is ING Investments, LLC ("ING
Investments" or "Adviser"), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies
(or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Trustees of the Fund, has the overall responsibility for the management of the Fund's portfolio. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Groep").
ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

          ING Investments serves pursuant to a separate investment management agreement ("Investment Advisory Agreement") between ING Investments and the
Trust, on behalf of the Fund. The Investment Advisory Agreement requires ING
Investments to oversee the provision of the investment advisory and portfolio management services for the Fund.

          The Investment Advisory Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. ING Investments also provides investment research and analysis. The
Investment Advisory Agreement provides that ING Investments is not subject to liability to the Fund for any act or omission in the

                                       16

course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

          After an initial term of two years, the Investment Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a
"majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons"
(as defined in the 1940 Act) of ING Investments by vote cast in person at a meeting called for the purpose of voting on such approval.

          In considering whether to approve the Investment Advisory Agreement, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent counsel, and their own business judgment, to be relevant. For information regarding the basis for the Board's approval of the Investment Advisory Agreement for the Fund, please refer to the semi-annual shareholder report that will be dated April 30, 2008.

          The Investment Advisory Agreement is terminable without penalty upon notice given by the Board or by a vote of the holders of a majority of the
Fund's outstanding shares voting as a single class, or upon sixty (60) days'
notice given by ING Investments. The Investment Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940
Act).

                            Total Advisory Fees Paid

     ING Investments will not receive an investment management fee.

     ING Investments pays ING Investment Management Co. ("Consultant") a consulting fee equal to the percentages set out in the following percentages based on the Fund's average daily net assets:

          0.03% of the first $500 million;
          0.025% of the next $500 million;
          0.02% of the next $1 billion; and
          0.01% of amounts over $2 billion.

                              Investment Committee

     An Investment Committee of ING Investments reviews the allocation of the
Fund's assets. The Investment Committee is responsible for the day-to-day management of the Fund. No member of the Asset Allocation Committee is solely responsible for making recommendations for portfolio purchase or sales or asset allocation recommendations.

     The Investment Committee consists of the following persons: William A.
Evans, Michael J. Roland and Paul Zemsky.

William A. Evans, CFA, Vice President, USFS Mutual Funds and Investment
Products, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet
Investment Advisors from 1997 to 2002.

Michael J. Roland, has been Executive Vice President, ING Funds, since 2002 and
Executive Vice President, ING Investments, LLC, since 2001. Mr. Roland has been with ING since June 1998 and has held various positions within ING relating to
ING's mutual fund administration.

Paul Zemsky, head of ING's Multi-Asset Strategies & Solutions Group. Mr. Zemsky
joined ING Investment Management Co. in 2005 as Head of Derivative Strategies.
Prior to joining ING, Mr. Zemsky spent 18 years

                                       17

with J.P. Morgan Investment Management where he held numerous positions.

Other Accounts Managed

Other managed accounts as of December 31, 2007:

                       Registered Investment            Other Pooled
                             Companies               Investment Vehicles          Other Accounts
                    ---------------------------   ------------------------   ------------------------
    Investment      Number of                     Number of                  Number of
 Committee Member    Accounts     Total Assets     Accounts   Total Assets   Accounts*   Total Assets
-----------------   ---------   ---------------   ---------   ------------   ---------   ------------
William A. Evans        13      $12,483,714,071       0        $         0       0        $         0
Michael J. Roland       13      $12,483,714,071       0        $         0       0        $         0
Paul Zemsky             43      $15,713,808,661       1        $90,399,126       2        $55,989,007

*    None of these accounts has an advisory fee based on the performance of the account.

Potential Conflict of Interest

     Potential conflicts of interest may arise in the Investment Committee members' management of the Fund. The Investment Committee may be subject to competing interests that have the potential to influence its decision making with regard to the allocation of the Fund's assets. For example, one Underlying
Fund may pay advisory fees that are higher than others, and some Underlying
Funds have a sub-adviser ("Sub-Adviser") that is affiliated with ING
Investments, while others do not.

     Therefore, the Investment Committee may have an incentive to allocate the
Fund's assets in a manner that benefits ING Investments' or an affiliate's interests, or the interests of an Underlying Fund in addition to or in lieu of the Fund's interests. In addition, the Investment Committee may believe that certain Underlying Funds may benefit from additional assets or could be harmed by redemptions.

Compensation Structure of Investment Committee Members

     An Investment Committee member's compensation consists of (a) base pay in the form of a fixed annual salary; (b) bonus which is based on several factors including the individual's performance rating, the pre-tax performance of the
ING entity that employs the member, and the performance of ING Groep and its subsidiaries in the United States ("U.S."); and (c) long-term equity awards tied to the performance of the parent company, ING Groep. The Investment Committee members each have substantial additional duties for the entity that employs him or her, or to the Board of Trustees of the ING Funds. Thus, their individual performance ratings will be based in large part on services other than the
Investment Committee, although the value of the assets held in the Fund and the performance of the Fund may be a factor in a member's job performance rating.

     Based on job function, internal comparators and external market data, the
Investment Committee members participate in the ING Long-Term Incentive Plan.
The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

     The Investment Committee Member, whose fixed base salary compensation exceeds a particular threshold, may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at annual fixed interest rates.
Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

     The Investment Committee members participate in ING's Pension and
Retirement Plans, which are available generally to all salaried employees.

                                       18

Investment Committee Members Ownership of Securities

          The following table shows the dollar range of shares of the Fund owned by each Investment Committee member as of December 31, 2007, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.

                              Dollar Range of
Investment Committee Member   Fund Shares Owned
---------------------------   -----------------
William A. Evans              None
Michael J. Roland             None
Paul Zemsky                   None

                INFORMATION ABOUT ING INVESTMENT MANAGEMENT, CO.

ING Investment Management Co. ("ING IM") has also been engaged to act as a consultant to ING Investments. ING IM will perform tactical asset allocation analysis for ING Investments regarding the Fund. Both ING IM and ING Investments are indirect, wholly-owned subsidiaries of ING Groep. ING Investments retains sole authority over the allocation of the Fund's assets and the selection of the particular Underlying Funds in which the Fund will invest. ING IM's principal address is 230 Park Avenue, New York, New York 10169. ING IM was paid an annual consulting fee of $122,039 for the fiscal year ended October 31, 2007.

                  DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES

          The Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Fund's annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

          In addition, the Fund posts its portfolio holdings schedule on ING's website on a month-end basis and it is available on the 30 days after the end of the previous calendar month. The portfolio holdings schedule is as of the last day of the calendar month (i.e., the Fund will post its month-end June 30 holdings on July 30).

          The Fund also compiles a list composed of its ten largest holdings
("Top Ten"). This information is produced monthly, and is made available on
ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

          Investors (both individual and institutional), financial
intermediaries that distribute the Fund's shares and most third parties may receive the Fund's annual or semi-annual shareholder reports, or view on ING's website, the Fund's portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

          Other than in regulatory filings or on ING's website, the Fund may provide its portfolio holdings to certain unaffiliated third-parties and affiliates when the Fund has a legitimate business purpose for doing so. Unless otherwise noted below, the Fund's disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which information is requested and the date information is provided. Specifically, the Fund's disclosure of its portfolio holdings may include disclosure:

     .    To the Fund's independent registered public accounting firm, named herein, for use in providing audit opinions;

     .    To financial printers for the purpose of preparing Fund regulatory filings;

     .    For the purpose of due diligence regarding a merger or acquisition;

                                       19

     .    To a new adviser prior to the commencement of its management of the
          Fund;

     .    To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's;

     .    To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Fund;

     .    To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Fund;

     .    To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders; or

     .    To certain third parties, on a weekly basis with no lag time, that have financed the Fund's Class B shares.

          In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

          The Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's adviser, principal underwriter or any affiliated person of the Fund, its adviser, or its principal underwriter, on the other. Such Policies authorize the Fund's administrator to implement the Board's policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Fund's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of ING Investments, principal underwriter and their affiliates. The
Board has authorized the senior officers of the Fund's administrator to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the
Policies. The Fund's administrator reports quarterly to the Board regarding the implementation of the Policies.

          The Fund has the following ongoing arrangements with certain third parties to provide the Fund's full portfolio holdings:

                                                  Time Lag Between
                                                 Date of Information
                                                and Date Information
      Party            Purpose      Frequency         Released
----------------   --------------   ---------   --------------------
Societe Generale   Class B shares     Weekly            None
Constellation      financing

Institutional      Proxy Voting       Daily             None
Shareholder        & Class Action
Services, Inc.     Services

Charles River      Compliance         Daily             None
Development

          All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. The
Fund's Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal
Department. All waivers and exceptions involving the Fund will be disclosed to the Fund's Board no later than its next regularly scheduled quarterly meeting.
No compensation or other consideration may be received by the Fund, ING
Investments, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                                       20

                             PROXY VOTING PROCEDURES

          The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures provide that funds-of-funds, including the Fund, will "echo" vote their interests in Underlying Funds. This means that, if the Fund must vote on a proposal with respect to an Underlying Fund, the Fund will vote its interest in that Underlying Fund in the same proportion all other shareholders in the
Underlying Fund voted their interests. The effect of echo voting may be that a small number of shareholders may determine the outcome of a vote. The procedures delegate to ING Investments the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to ING Investments, the Board has also approved ING Investments' proxy voting procedures, which require ING Investments to vote proxies in accordance with the Fund's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the
Compliance Committee oversees the implementation of the Fund's proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Fund, including procedures of ING Investments, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities for the one-year period ending June
30th is available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).

                                  ADMINISTRATOR

          ING Funds Services, LLC ("Administrator") serves as administrator for the Fund pursuant to an Administration Agreement. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Fund's business, except for those services performed by ING Investments under the Investment
Management Agreement, the custodian for the Fund under the Custodian Agreement, the transfer agent for the Fund under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. The
Administrator acts as a liaison among these service providers to the Fund. The
Administrator is also responsible for monitoring the Fund's compliance with applicable legal requirements and the investment policies and restrictions of the Fund and provides office space for the Trust. The Administrator is an affiliate of the Adviser. The Administrator receives an annual administration fee equal to 0.10% of the Fund's average daily net assets.

                         Total Administrative Fees Paid

                                      October 31,
                            -----------------------------
           Fund               2007         2006      2005
-------------------------   --------   -----------   ----
Diversified International   $410,369   $119,769/1/    N/A

1    Diversified International Fund commenced operations on December 21, 2005.
     Reflects the ten-month period from December 21, 2005 to October 31, 2006.

                          EXPENSE LIMITATION AGREEMENT

          ING Investments has entered into an expense limitation agreement
("Expense Limitation Agreement") with the Fund pursuant to which ING Investments has agreed to waive or limit its fees. In connection with this agreement and certain U.S. tax requirements, ING Investments will assume other expenses so that the total annual ordinary operating expenses of the Fund (which excludes interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund's business, and expenses of any counsel or other persons or services retained by the Trust's

                                       21

Trustees who are not "interested persons" (as defined in the 1940 Act) of the
Adviser or Consultant do not exceed:

Fund                           Class O
----------------------------   -------
Diversified International/1/    0.35%

(1)  Total Expense Limit, including expenses of the underlying investment companies, is 1.47% for class Class O.

          The Fund will at a later date reimburse ING Investments for management fees waived and other expenses assumed by ING Investments during the previous thirty-six (36) months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. ING Investments will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

          The expense limitation agreement is contractual and, after an initial term, shall renew automatically for one-year terms unless ING Investments provides written notice of termination of the agreement to the Independent
Chairman of the Board within ninety (90) days' of the end of the then-current term for the Fund or upon termination of the Investment Advisory Agreement. The
Expense Limitation Agreement may also be terminated by the Trust, without payment of any penalty, upon written notice to ING Investments at its principal place of business within ninety (90) days' of the end of the then-current term for the Fund.

                                   DISTRIBUTOR

          Shares of the Fund are distributed by the Distributor pursuant to an
Underwriting Agreement between the Trust and the Distributor on behalf of the
Fund. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. The
Trust and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended ("1933 Act"). After an initial term, the Underwriting Agreement will remain in effect from year to year only if continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Fund. See the Prospectus for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Fund and have no effect on the NAV of the Fund. The
Distributor's address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona
85258. The Distributor, a Delaware limited liability corporation, is an affiliate of ING Investments and is an indirect, wholly-owned subsidiary of ING
Groep.

          ING Investments or its respective affiliates may make payments to securities dealers that enter into agreements providing the Distributor with access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

     The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Fund's or an affiliated person of that affiliated person, directly or indirectly during the
Fund's most recent fiscal year:

                                        Net
                     Name of       Underwriting    Compensation
                    Principal      Discount and    on Redemptions    Brokerage        Other
Fund               Underwriter      Commissions   and Repurchases   Commissions   Compensation
-------------   ----------------   ------------   ---------------   -----------   ------------
Diversified     ING Funds
International   Distributor, LLC     $379,339         $30,637          $4,650          $0

                                       22

                                 RULE 12b-1 PLAN

          The Trust has a distribution plan pursuant to Rule 12b-1 under the
1940 Act applicable to the class O of shares offered by the Fund ("Rule 12b-1
Plan"). The Fund intends to operate the Rule 12b-1 Plan in accordance with their terms and the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges. Under the Rule 12b-1 Plan, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class O shares as a percentage of the Fund's average daily net assets as set forth in the following table.

                            Fees Based on
                            Average Daily
                              Net Assets
           Fund                Class O
-------------------------   -------------
Diversified International        0.25%

          Class O shares are subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Class O Shareholder
Services Plan, Distributor is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class O shares of the Fund. The Service Fee may be used by the Distributor to compensate ShareBuilder Securities, an affiliate of ING Investments and the Distributor, for servicing and maintaining shareholder accounts. Distributor or its affiliates may make payments to
ShareBuilder Securities in an amount up to 0.15% of Fund sales. The value of a shareholder's investment will be unaffected by these payments.

          The Rule 12b-1 Plan has been approved by the Board, including all of the Trustees who are not interested persons of the Trust as defined in the 1940
Act. The Rule 12b-1 Plan must be renewed annually by the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1
Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Trustees be committed to the Trustees who are not interested persons. The Rule 12b-1 Plan and any distribution or service agreement may be terminated at any time, without any penalty, by such
Trustees or by a vote of a majority of the Fund's outstanding shares on written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

          In approving the Rule 12b-1 Plan, the Board has determined that differing distribution arrangements in connection with the sale of new shares of the Fund are necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board, including those Trustees who are not interested persons of the Trust, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plan of the Fund, will benefit the
Fund and its shareholders.

          The Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to the Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any distribution or service agreement shall be approved by the Trustees who are not interested persons of the Trust, cast in person at a meeting called for the purpose of voting on any such amendment.

          The Distributor is required to report in writing to the Board at least quarterly on the monies reimbursed to it under the Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably requested in connection with the payments made under the Rule 12b-1 Plan in order to enable

                                       23

the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued. The terms and provisions of the Rule 12b-1 Plan and
Shareholder Services Plan relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.

          Class O shares of the Fund had not commenced operations as of the date of this SAI. As a result, no distribution expenses were incurred.

Other Expenses

          In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of
Trustees who are not affiliated with ING Investments. Most Fund expenses are allocated proportionately among all of the outstanding shares of the Fund.
However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

                               PORTFOLIO TURNOVER

          A change in securities held in the portfolio of the Fund is known as
"portfolio turnover" and may involve the payment by the Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. The Fund cannot accurately predict its turnover rate, however the rate will be higher when the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase expenses and may involve realization of capital gains by the Fund.

                                 CODE OF ETHICS

          The Fund, ING Investments, and the Distributor have adopted a code of ethics ("Code of Ethics" or written supervisory procedures) governing personal trading activities of all Trustees, officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading of securities that may be purchased or held by the Fund or the Fund's shares. The Code of Ethics also prohibits short-term trading of the Fund by persons subject to the Code of
Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Fund's Compliance Department and to report all transactions on a regular basis.

SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

Diversification

          The Fund is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, the Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5%
of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

Investments, Investment Strategies and Risks

                                       24

          The Fund normally invests all of its assets in shares of other ING
Funds ("Underlying Funds"), as described in the Prospectus. The investment techniques described below may be pursued directly by the Underlying Funds. As a general matter, the Fund does not invest directly in securities. However, the
Fund is subject to the risks described below indirectly through its investment in the Underlying Funds. The Underlying Funds may use any or all of these techniques at any one time, and the fact that an Underlying Fund may use a technique does not mean that the technique will be used. An Underlying Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Underlying Fund's investment objective, policies and restrictions described in the Underlying Fund's Prospectus and/or
SAI, as well as the federal securities laws.

EQUITY INVESTMENTS

Common Stock, Preferred Stock, Convertible Securities and Other Equity
Securities

          Common stocks represent an equity (ownership) interest in a company.
This ownership interest generally gives an Underlying Fund the right to vote on issues affecting the company's organization and operations. Except for
Underlying Funds that are non-diversified, such investments may be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

          Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.
Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.
The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

          A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, an Underlying
Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its
"investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

                                       25

          The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by an Underlying Fund is called for redemption, the Underlying Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Underlying Fund because the Underlying Funds purchase such securities for their equity characteristics.

          "Synthetic" convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, an Underlying
Fund may purchase a non-convertible debt security and a warrant or option, which enables the Underlying Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component.
For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

FOREIGN AND EMERGING MARKET SECURITIES

American Depositary Receipts European Depositary Receipts and Global Depositary
Receipts

          American Depositary Receipts ("ADRs"), Global Depositary Receipts
("GDRs") and European Depositary Receipts ("EDRs") or other similar securities represent securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are similar to EDRs although they may be held through foreign clearing agents such as EuroClear and other foreign depositaries. Depositary receipts denominated in
U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

Emerging Markets

          Although the Underlying Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions, and the Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Underlying Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the
Underlying Funds and any income earned by the Underlying Fund should be considered incidental. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets.
Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government

                                       26

action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Eurodollar and Yankee Dollar Instruments

          Eurodollar instruments are bonds that pay interest and principal in
U.S. dollars held in banks outside the United States, primarily in Europe.
Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the United States by foreign banks and corporations.
These investments involve risks that are different from investments in securities issued by U.S. issuers, and may carry the same risks as investing in foreign securities.

Eurodollar Convertible Securities

          Eurodollar convertible securities are fixed-income securities of a
U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer.
Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. Underlying Funds may invest without limitation in
Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange
("NYSE") or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Underlying Funds may also invest up to 15%
of their total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

Foreign Bank Obligations

          Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of
U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations;
foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and
the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to
U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Foreign Currency Exchange Transactions

          Because the Underlying Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S.
dollar, the Underlying Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Underlying Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one

                                       27

currency for another- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won at a future date. Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions for forward foreign currency exchange contracts eliminate fluctuations in the prices of the
Underlying Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

          Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Underlying Fund as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code").

Foreign Mortgage-Related Securities

          Foreign mortgage-related securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (such as, Canada Mortgage and Housing Corporation and First
Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the
United States. However, foreign mortgage markets may differ materially from the
U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

International Debt Securities

          Certain of the Underlying Funds may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities
(such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs consistent with each Underlying Fund's policies. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

          In determining whether to invest in debt obligations of foreign issuers, an Underlying Fund will consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Underlying Funds having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. An
Underlying Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Underlying Funds' investment income may be received or realized in foreign currencies, the Underlying Funds would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the 1933 Act, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended

                                       28

("1934 Act"). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Adviser or Sub-Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

Securities of Foreign Issuers

          Securities of foreign issuers traded outside of the United States have certain common characteristics and risks. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than U.S.
markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of an Underlying Fund is uninvested and no return is earned thereon. The inability of the Underlying Funds to make intended security purchases due to settlement problems could cause the Underlying Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the
Underlying Funds due to subsequent declines in value of the portfolio security or, if the Underlying Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United
States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

          Although the Underlying Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Underlying Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on a fund with an investment objective of long-term capital appreciation because any income earned by the Underlying Fund should be considered incidental.

Restrictions on Foreign Investments

          Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as an Underlying Fund. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

          The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of an Underlying Fund that invests in such countries. For example, an Underlying Fund may be required in certain countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the

                                       29

name of an Underlying Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which an Underlying Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where an Underlying Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving an Underlying Fund of the ability to make its desired investment at that time.

          Substantial limitations may exist in certain countries with respect to an Underlying Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. An Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to an Underlying Fund of any restrictions on investments. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Underlying Fund.

          In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Underlying Funds' investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Underlying Funds' investments in certain foreign banks and other financial institutions.

          Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Therefore, unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of an Underlying
Fund's shares.

          Risks of Investing in Foreign Securities: Investments in foreign securities involve certain inherent risks, including the following:

          Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Underlying
Funds assets may be released prior to receipt of payment or securities, may expose the Underlying Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the
United States, and may not involve clearing mechanisms and related guarantees.
The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the
United States. The value of an Underlying Funds' positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

          Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

          Taxes. The interest payable on certain of the Underlying Funds'
foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Underlying
Funds' shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by an Underlying Fund.

          Costs. The expense ratios of an Undelrying Fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the

                                       30

custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United
States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which an Underlying Fund will invest in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectuses, depending on the Adviser's or Sub-Adviser's assessment of prevailing market, economic and other conditions.

Sovereign Debt Securities

          Sovereign debt securities issued by governments of foreign countries.
The sovereign debt in which the Undelrying Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities.
Brady Bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the
Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador,
Mexico, Morocco, Nigeria, Philippines, Poland and Uruguay, and may be issued by other emerging countries.

Supranational Agencies

          Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government.
Examples of supranational agencies include, but are not limited to, the
International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is a 27-nation organization engaged in cooperative economic activities; and the Asian
Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

FIXED INCOME INVESTMENTS

Adjustable Rate Mortgage Securities

          Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.
Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

          The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

          There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of the Underlying Funds, the National Median Cost of Underlying Funds, the
one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some

                                       31

indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District
Home Loan Bank Cost of Underlying Funds index (often related to ARMS issued by
Federal National Mortgage Association), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Corporate Debt Securities

          Corporate debt securities include investment grade corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield
Securities" below.

          Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's Investors Service ("Moody's") or BBB from Standard and
Poor's Corporation ("S&P"), or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Floating or Variable Rate Instruments

          Floating or variable rate bonds normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest.
Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). An Underlying Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by an Underlying Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since Underlying Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, an Underlying Fund obtains the contractual right to require the issuer of the security, or some other person
(other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

GNMA Certificates

          Certificates issued by the Government National Mortgage Association
("GNMA") ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Underlying Funds may purchase are the
"modified pass-through" type.

          GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers'
Home Administration ("FMHA") or guaranteed by the Veterans Administration
("VA"). GNMA is also empowered to borrow without limitation from the U.S.
Treasury, if necessary, to make payments required under its guarantee.

          Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long

                                       32

before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the
FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA
Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as
30-year mortgage-backed securities that prepay fully in the twelfth year.

          Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the
VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates.
First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the
Underlying Fund would be reduced.

High-Yield Securities

          High-yield securities are debt securities that are rated lower than
"Baa" by Moody's or "BBB" by S&P, or of comparable quality if unrated.

          High-yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.
Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

          High-yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities.
Fluctuations in value do not affect the cash income from the securities, but are reflected in an Underlying Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

          The yields earned on high-yield securities generally are related to the quality ratings assigned by recognized rating agencies.

          Certain securities held by an Underlying Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by an Underlying Fund during a time of declining interest rates, the Underlying Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

          The medium- to lower-rated and unrated securities in which the
Underlying Funds invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

          High-Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.

                                       33

          Sensitivity to interest rate and economic changes. High-yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are
Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high-yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high-yield bonds tend to underperform Treasury and investment grade corporate bonds because high-yield bond prices tend not to rise as much as the prices of these bonds.

          The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high-yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high-yield security owned by the Underlying Funds defaults, the Underlying Funds may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield securities and the Underlying Funds' net asset value. Furthermore, in the case of high-yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

          Payment Expectations. High-yield securities present risks based on payment expectations. For example, high-yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Underlying Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high-yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high-yield securities than in the case of investment grade bonds.

          Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high-yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as Treasury and investment grade bonds. The ability of an
Underlying Fund's Board to value or sell high-yield securities will be adversely affected to the extent that such securities are thinly-traded or illiquid.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities more than other securities, especially in a thinly-traded market. To the extent the
Underlying Funds own illiquid or restricted high-yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high-yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

          Taxation. Special tax considerations are associated with investing in high-yield securities structured as zero coupon or pay-in-kind securities. The
Underlying Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

          Limitations of Credit Ratings. The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities.
In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value.
Although the ratings of recognized rating services such as Moody's and S&P are considered, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Underlying Funds' investment objective may be more dependent on the
Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Adviser continually monitors the investments in the
Underlying Funds'

                                       34

portfolio and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed. The Underlying Funds may retain a security whose rating has been changed.

Mortgage-Related Securities

          Mortgage-related securities include U.S. government agency mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, including the GNMA, Federal National Mortgage
Association ("FNMA"), and the Federal Home Loan Mortgage Corporagtion ("FHLMC").
These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. "See, U.S. Government Securities" below.

          One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.

          "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA.
GNMA guarantees, with the full faith and credit of the U.S. government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers). Certificates issued by GNMA are backed by pools of
FHA-insured or VA-guaranteed mortgages. Other governmental guarantors include
FNMA and FHLMC (though these certificates are not backed by the full faith and credit of the U.S. government). FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

          The prices of high coupon U.S. Government Agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

          Certain Underlying Funds may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

          It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Adviser or Sub-Adviser may, consistent with the
Underlying Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.

          Other types of mortgage-related securities in which the Underlying
Funds may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety
Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.
Securities in

                                       35

this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through"
of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

          CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Underlying Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, certain Underyling Funds may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section
2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

Privately Issued CMOs

          Privately Issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

Interest/Principal Only Stripped Mortgage-Backed Securities

          Stripped mortgage backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

          SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the Interest-Only or
"IO" class), while the other class will receive all of the principal (the
Principal-Only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Adviser or a
Sub-Adviser under guidelines and standards established by an Underlying Fund's
Board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Risks of Investing in Mortgage-Related Securities

                                       36

          Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by an Underlying Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of
Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, SMBS are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments
(including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. An Underlying Fund could fail to fully recover its initial investment in a CMO residual or a SMBS.

Municipal Securities

          Municipal securities are debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

          In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works.
Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

          The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt securities may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems;
highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

                                       37

          Insured municipal debt may also be purchased, in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Underlying Funds.

          Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

          Industrial Development and Pollution Control Bonds - These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer.
They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

          Municipal Lease Obligations - Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. An Underlying
Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although
"non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

          The Underlying Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization
("NRSRO"); (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Short-Term Investments

          Certain Underlying Funds may invest in the following securities and instruments:

Subordinated Mortgage Securities

          Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which an Underlying Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

                                       38

          The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

          In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

          A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be affected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

          A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Underlying Funds by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Underlying Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

          The Adviser or Sub-Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The
Adviser or Sub-Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. an Underlying
Fund seeks opportunities to acquire subordinated residential mortgage securities where, in the view of the Adviser or Sub-Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Adviser or Sub-Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

U.S. Government Securities

          Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. government securities include securities issued by instrumentalities of the U.S. government, such as the GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments

                                       39

issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, the FNMA and the FHLMC. While
these securities are issued, in general, under the authority of an Act of
Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States. itself in the event the agency or instrumentality does not meet its commitment. Certain Underlying Funds will invest in securities of such agencies or instrumentalities only when the Adviser or Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

OTHER INVESTMENTS

Asset-Backed Securities

          Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and an
Underlying Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

          Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral.
Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

          It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Underlying Funds.

          The non-mortgage-related asset-backed securities in which certain
Underlying Fund may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. government and may or may not be secured.

          The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

                                       40

Banking Industry Obligations

          Banking industry obligations include certificates of deposit, bankers'
acceptances, and fixed time deposits. The Underlying Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, Underlying Fund's investment is limited to the FDIC-insured amount of
$100,000.

          Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits.
Certain Underlying Funds may acquire certificates of deposit, bankers'
acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Underlying Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million
(including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

          An Underlying Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.
Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that an Underlying Fund may acquire.

          In addition to purchasing certificates of deposit and bankers'
acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, certain
Underlying Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

          Savings Association Obligations. Certain Underlying Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

          Commercial Paper, Short-Term Notes and Other Corporate Obligations.
Certain Underlying Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

          Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Underlying
Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's or a comparable rating agency.

                                       41

Credit-Linked Notes

          A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or an
Underlying Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a
CLN may be purchased by an Underlying Fund. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the
CLN holder receives either fixed or floating coupon rate during the life of the
CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). An Underlying Fund cannot assure that it can implement a successful strategy regarding this type of investments.

Derivatives

          Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for an Underlying Fund to invest than "traditional" securities would.

          Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit an Underlying Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as an Underlying Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

          Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.
Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Underlying Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by an Underlying Fund.
Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

          The value of some derivative instruments in which an Underlying Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Underlying Funds, the ability of the
Underlying Funds to successfully utilize these instruments may depend in part upon the ability of the Adviser or Sub-Adviser to forecast interest rates and other economic factors correctly. If the Adviser or Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Underlying Funds could be exposed to the risk of loss.

          An Underlying Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the
Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for an Underlying Fund, the
Underlying Fund

                                       42

might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Underlying Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the
Underlying Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Underlying Funds to close out or to liquidate its derivatives positions. In addition, Underlying Fund's use of such instruments may cause the
Underlying Funds to realize higher amounts of short-term capital gains
(generally taxed at ordinary income tax rates) than if it had not used such instruments.

          Options on Securities and Indices - Certain Underlying Funds may, to
the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

          An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

          Certain Underlying Funds will write call options and put options only if they are "covered." In the case of a call option on a security, the option is
"covered" if an Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Underlying Funds. For a call option on an index, the option is covered if an Underlying Fund maintains with its custodian assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if an Underlying Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Underlying Funds in segregated assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board. A put option on a security or an index is
"covered" if the Underlying Funds segregates assets determined to be liquid the
Sub-Adviser in accordance with procedures established by the Board equal to the exercise price. A put option is also covered if an Underlying Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Underlying Fund in segregated assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the
Board.

          If an option written by an Underlying Fund expires unexercised, the
Underlying Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by an Underlying Fund expires unexercised, the Underlying Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting

                                       43

purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the
Underlying Funds desire.

     An Underlying Fund may well sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Underlying Funds will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, Underlying Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Underlying Funds will realize a capital gain or, if it is less, the
Underlying Funds will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

          The premium paid for a put or call option purchased by the Underlying
Funds is an asset of the Underlying Funds. The premium received for an option written by the Underlying Funds is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

          Certain Underlying Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet an
Underlying Fund's immediate obligations. The Underlying Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Underlying Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

          Risks Associated with Options on Securities and Indices - There are several risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

          During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Underlying Funds is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Underlying
Funds will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

          There can be no assurance that a liquid market will exist when the
Underlying Funds seek to close out an option position. If the Underlying Funds were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Underlying Funds were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of
a

                                       44

covered call option, the Underlying Funds forgo, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

          If trading were suspended in an option purchased by the Underlying
Funds, the Underlying Funds would not be able to close out the option. If restrictions on exercise were imposed, the Underlying Funds might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Underlying Funds is covered by an option on the same index purchased by the Underlying Funds, movements in the index may result in a loss to the Underlying Funds; however, such losses may be mitigated by changes in the value of the Underlying Fund's securities during the period the option was outstanding.

          Foreign Currency Options - Certain Underlying Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives that purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Underlying Funds to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

          Futures Contracts and Options on Futures Contracts - A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

          Certain Underlying Funds may invest in futures contracts and options thereon ("futures options") including such contracts or options with respect to, but not limited to, interest rates, commodities, and security or commodity indices. To the extent that an Underlying Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

          An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies including: the S&P 500(R) Composite Stock Price Index ("S&P
500(R)"); the S&P MidCap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills;
90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

          Certain Underlying Funds may purchase and write call and put futures options, as specified for those Underlying Funds in this SAI or the
Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a

                                       45

long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

          Certain Underlying Funds intend generally to limit their use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice.
For example, an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Underlying Fund's securities or the price of the securities, which the Underlying Fund intends to purchase. An Underlying Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce an Underlying Fund's exposure to interest rate fluctuations, the Underlying Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

          Certain Underlying Funds will only enter into futures contracts and futures options, which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

          When a purchase or sale of a futures contract is made by an Underlying
Fund, the Underlying Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S.
exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Underlying Funds upon termination of the contract, assuming all contractual obligations have been satisfied. The Underlying Funds expect to earn interest income on its initial margin deposits. A futures contract held by the Underlying Funds is valued daily at the official settlement price of the exchange on which it is traded. Each day the Underlying Funds pay or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as
"marking to market." Variation margin does not represent a borrowing or loan by
Underlying Fund but is instead a settlement between Underlying Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

          Certain Underlying Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.
Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by Underlying Fund.

          Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, an Underlying Fund realizes a capital gain, or if it is more, the
Underlying Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, Underlying Fund realizes a capital gain, or if it is less, the Underlying Fund realizes a capital loss. The transaction costs must also be included in these calculations.

          For a covered straddle consists of a call and a put written the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Underlying Fund's immediate obligations. An Underlying
Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.

                                       46

In such cases, an Underlying Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

          Limitations on Use of Futures and Futures Options - In general, an
Underlying Fund intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. When purchasing a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the
Sub-Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, an Underlying
Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by an Underlying Fund.

          When purchasing a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis)_ assets determined to be liquid by the Sub-Adviser in accordance e with procedures established by the
Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.
Alternatively, an Underlying Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by an Underlying Fund.

          When selling a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser Sub-Adviser in accordance with procedures established by the Board, that are equal to the market value of the instruments underlying the contract. Alternatively, an Underlying Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting Underlying Fund to purchase the same futures contract at a price no higher than the price of the contract written by an Underlying Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

          When selling a call option on a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, an Underlying Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by an Underlying Fund.

          When selling a put option on a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, an Underlying Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Underlying Fund.

          To the extent that securities with maturities greater than one year are used to segregate assets to cover an Underlying Fund's obligations under the futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Underlying Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on Underlying Fund's portfolio securities. Thus, the use of a longer-term security may require an Underlying Fund to hold offsetting short-term securities to balance an Underlying Fund's portfolio such that an
Underlying Fund's duration does not exceed the maximum permitted for an
Underlying Fund in the Prospectuses.

                                       47

          The requirements for qualification as a regulated investment company also may limit the extent to which Underlying Fund may enter into futures, futures options or forward contracts.

          Risks Associated with Futures and Futures Options - There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in an Underlying Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

          Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential loses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holder of futures contracts to substantial losses.

          There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures or a futures option position, and that an Underlying Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

          Additional Risks of Options on Securities, Futures Contracts, Options
on Futures Contracts, and Forward Currency Exchange Contracts and Options
Thereon - Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.
The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii)
delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

          Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, an Underlying Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when an Underlying Fund writes a dealer option, the Underlying Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the
Underlying Funds seek to enter into dealer options only with dealers who will agree to and can enter into closing transactions with an Underlying Fund, no assurance exists that an Underlying Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless an
Underlying Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, Underlying Fund may be unable to liquidate a dealer

                                       48

option. With respect to options written by an Underlying Fund, the inability to enter into a closing transaction may result in material losses to an Underlying
Fund. For example, because an Underlying Fund must maintain a secured position with respect to any call option on a security it writes, the Underlying Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Underlying Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

          Dealer Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While certain Underlying Funds might look to a clearing corporation to exercise exchange-traded options, if an Underlying Fund purchases a dealer option it must rely on the selling dealer to perform if an Underlying
Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by Underlying Fund as well as loss of the expected benefit of the transaction.

          The Staff of the SEC takes the position that purchased dealer options are illiquid securities. An Underlying Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Underlying Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, Underlying Fund will treat dealer options as subject to the Undelrying Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Underlying Fund will change its treatment of such instruments accordingly.

          Financial Futures Contracts And Related Options. Financial futures contracts and related options may be used to hedge against changes in the market value of portfolio securities or securities that it intends to purchase. An
Underlying Fund could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which
Underlying Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Underlying Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Underlying Funds may wish to purchase in the future by purchasing futures contracts.

          Financial futures contracts, which are traded on a recognized exchange or board of trade, may be used. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S.
Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500(R) and such other broad-based stock market indices as the
New York Stock Exchange Composite Stock Index and the Value Line Composite Stock
Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

          An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price.
A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures

                                       49

contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put)
at a specified exercise price at any time during the period of the option.

          In contrast to the situation when an Underlying Fund purchases or sells a security, no security is delivered or received by Underlying Fund upon the purchase or sale of a financial futures contract. Initially, the Underlying
Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum.
Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S.
government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Underlying Fund's initial margin deposit with respect thereto will be segregated with the Underlying Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Underlying Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Code for qualification as a regulated investment company.

          The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

          Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss.
Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

          The Underlying Funds will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

Limitations and Risks on Futures Contracts and Related Options

          The purchase of options involves certain risks. If a put option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Underlying Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position.
Furthermore, if trading restrictions or suspensions are imposed on the options markets, an Underlying Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. An Underlying Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the

                                       50

event of adverse price movements the Underlying Fund would continue to be required to make daily margin payments. In this situation, if the Underlying
Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Underlying Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Underlying Fund's ability to hedge its portfolio effectively.

          There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Underlying Funds to incur additional brokerage commissions and may cause an increase in the
Underlying Fund's portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Adviser or
Sub-Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by an Underlying Fund or such prices move in a direction opposite to that anticipated the Underlying Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Underlying Fund for the period may be less than if it had not engaged in the hedging transaction.

          The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, an
Underlying Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where an Underlying Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Underlying Fund's portfolio may decline. If this occurred, the Underlying
Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the
Underlying Fund is able to invest its cash (or cash equivalents) in securities
(or options) in an orderly fashion, it is possible that the market may decline;
if the Underlying Fund then determines not to invest in securities (or options)
at that time because of concern as to possible further market decline or for other reasons, the Underlying Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

          The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

          Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for an
Underlying Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to an
Underlying Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

          Foreign Currency Futures Contracts. Foreign currency future contracts may be used for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by

                                       51

another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Euro. Other foreign currency futures contracts are likely to be developed and traded in the future.

Foreign Currency Options.

          A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Underlying Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the
Underlying Funds to reduce foreign currency risk using such options.

          As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Underlying Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to an Underlying Fund's position, the Underlying Fund may forfeit the entire amount of the premium plus related transaction costs.

Forward Currency Contracts

          Forward currency contracts are entered into in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, an Underlying Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Over-the-Counter Options

          Over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. An Underlying Fund will write
OTC Options only with primary U.S. government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the
Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Underlying Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Adviser or Sub-Adviser. Under these special arrangements, the Underlying Fund will enter into contracts with primary dealers that provide that the Underlying Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Underlying Fund for writing the option, plus the amount, if any, by which the option is
"in-the-money." The formula will also include a factor to account for the difference between the price of the security and the

                                       52

strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets"
refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Underlying Fund.
Under such circumstances, the Underlying Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Underlying Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Underlying Fund might pay more to repurchase the
OTC Option contract than the Underlying Fund would pay to close out a similar exchange traded option.

Purchasing Options

          Purchasing Put and Call Options. Put and call options are derivative securities traded on U.S. and foreign exchanges, including the American Stock
Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific
Stock Exchange and New York Stock Exchange. Except as indicated in "Non-Hedging
Strategic Transactions," the Underlying Funds may engage in trading of such derivative securities exclusively for hedging purposes.

          If a put option is purchased, the Underlying Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date
(for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Underlying Fund holds a stock which the Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Underlying Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Underlying
Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Underlying Fund exercises the put, less transaction costs, is the amount by which the Underlying
Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Underlying Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Underlying
Fund realizes on the sale of the securities.

          If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Underlying Fund has a short position in the underlying security and the security thereafter increases in price. The
Underlying Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If an
Underlying Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Underlying Fund realizes on the cover of the short position in the security.

                                       53

          Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Underlying Funds generally will purchase only those options for which the Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.

Stock Index Options

          Stock Index options include put and call options with respect to the
S&P 500(R) Index and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Underlying Fund. The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Underlying Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Underlying Fund of options on a stock index depends on the Adviser or
Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

          Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the
Underlying Fund could be unable to close out options which it had purchased, and if restrictions on exercise were imposed, the Underlying Fund might be unable to exercise an option it holds, which could result in substantial losses to the
Underlying Fund. The Underlying Funds purchase put or call options only with respect to an index which the Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Straddles

          A Straddle, which may be used for hedging purposes, is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Warrants

          A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the
Underlying Fund's entire investment therein).

          Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices
("Index Warrants"). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise.
In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index.

                                       54

The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If an Underlying
Fund were not to exercise an Index Warrant prior to its expiration, then the
Underlying Fund would lose the amount of the purchase price paid by it for the warrant. Certain Underlying Funds will normally use Index Warrants in a manner similar to their use of options on securities indices. The risks of using Index
Warrants are generally similar to those relating to its use of index options.
Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index
Warrants generally have longer terms than index options. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit an Underlying Fund's ability to exercise the warrants at such time, or in such quantities, as the
Underlying Fund would otherwise wish to do.

Writing Options

          Covered call options are considered "covered" if an Underlying Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

          Effecting a closing transaction in the case of a written call option will permit an Underlying Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Underlying Fund. If the Underlying Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. An Underlying Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. An Underlying Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by the Underlying Fund generally offsets, in whole or in part, any loss to the Underlying Fund resulting from the repurchase of a call option.

Risks of Investing in Options on Securities and Indices

          There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.
In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges

                                       55

could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

          A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which an Underlying Fund may enter into options transactions may be limited by the Code requirements for qualification of the Underlying Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

          In addition, foreign option exchanges do not afford to participants many of the protections available in U.S. option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an Underlying Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See
"Dealer Options" above.

Index-, Currency-, and Equity-Linked Securities.

          "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500(R) or a weighted index of commodity futures such as crude oil, gasoline and natural gas. They may also invest in "equity linked" and
"currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

          Index and currency-linked securities are derivative instruments, which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Adviser or
Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid. See "Restricted and Illiquid Securities" below.

IPOs

          Initial Public Offerings ("IPOs") occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

          Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

                                       56

          The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Underlying Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Underlying Funds.
Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Underlying Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

          The effect of an IPO investment can have a magnified impact on the
Underlying Funds' performance when the Underlying Funds' asset bases are small.
Consequently, IPOs may constitute a significant portion of the Underlying Funds'
returns particularly when the Underlying Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Underlying Funds' assets as it increases in size and, therefore, have a more limited effect on the Underlying Funds'
performance.

          There can be no assurance that IPOs will continue to be available for the Underlying Funds to purchase. The number or quality of IPOs available for purchase by the Underlying Funds may vary, decrease or entirely disappear. In some cases, the Underlying Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the
Underlying Funds to realize a profit.

Loan Participation and Assignments

          An Underlying Fund's investment in loan participations typically will result in the Underlying Fund having a contractual relationship only with the lender and not with the borrower. The Underlying Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participation, the Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Underlying Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Underlying Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Underlying Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

          When the Underlying Fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because
Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Underlying Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Underlying Fund anticipates that such securities could be sold only to a limited number of institutional investors.
The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Underlying Fund's ability to dispose of particular assignments or participation when necessary to meet redemption of Underlying
Fund shares, to meet the Underlying Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participation also may make it more difficult for the Underlying
Fund to value these securities for purposes of calculating its net asset value.

Other Investment Companies

          An investment company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When an Underlying Fund invests in other investment companies, shareholders of the Underlying Fund bear their proportionate share of the underlying investment companies fees and expenses.

                                       57

          Exchange-Traded Funds ("ETFs") - An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges and are traded similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index.
The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV.
Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Underlying Fund elects to redeem its
ETF shares rather than selling them on the secondary market, the Underlying Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when an Underlying Fund invests in ETF's, shareholders of the Underlying Fund bear their proportionate share of the underlying ETF's fees and expenses.

          Holding Company Depositary Receipts ("HOLDRs") - HOLDRs are
trust-issued receipts that represent an Underlying Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, an Underlying Fund's investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Senior Loans

          The Underlying Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes. Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

          Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of an Underlying Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for
Senior Loans or affecting borrowers generally.

          Senior Loans usually include restrictive covenants, which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

          Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

          In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the

                                       58

investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

          Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior
Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior
Loan to be under collateralized.

          Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for
Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly,
Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede an Underlying Fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

                                       59

          Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer covenants or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With
Hybrid Loans, an Underlying Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior
Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

          Subordinated and Unsecured Loans. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors.
Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

Private Funds

          Private Underlying Funds include U.S. or foreign private limited partnerships or other investment funds are referred to as Private Funds.
Investments in Private Funds may be highly speculative and volatile. Because
Private Funds are generally investment companies for purposes of the 1940 Act or would be but for the exemptions provided in sections 3(C)(1) or 3(C)(7) of the
1940 Act Underlying Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to Underlying Fund's expenses while also bearing their pro rata share of the operating expenses of the Private
Funds. The ability of Underlying Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of Underlying Fund's entire investment in the Private Fund.

          Private investment funds include a variety of pooled investments.
Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor,
Underlying Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. Underlying Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

          The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact Underlying Fund significantly. However, Underlying Fund bears any expenses incurred by the trust. In addition, Underlying Fund assumes the liquidity risks generally associated the privately offered pooled investments.

          Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except

                                       60

under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

          Underlying Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

          Private investment funds also include investments in certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of Underlying Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.

Real Estate Securities

          The Underlying Funds may invest in real estate investment trusts
("REITs") and other real estate operating companies ("REOCs"). For purposes of the Underlying Funds' investments, a REOC is a company that derives at least 50%
of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Underlying Funds will not invest directly in real estate, the Underlying Funds may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions;
possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;
casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the
REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

          REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REITs' investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REITs' investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REITs' investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

                                       61

          Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

          Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Underlying Funds. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the
Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Restricted and Illiquid Securities

          Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of an
Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the
Underlying Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that an Underlying Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between the Underlying Funds' decision to dispose of these securities and the time when the Underlying Funds are able to dispose of them, during which time the value of the securities could decline.
The expenses of registering restricted securities (excluding securities that may be resold by the Underlying Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Underlying Funds. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Underlying Funds would be permitted to sell them. Thus, the Underlying Funds may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Underlying Funds may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Underlying Funds at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Underlying Funds in good faith pursuant to procedures adopted by the Trust's Board.

          Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Underlying Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The
Underlying Funds may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Underlying Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Underlying Funds are registered for sale.

Securities of Companies with Limited Operating Histories

          The Underlying Funds consider securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's

                                       62

growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

To Be Announced Sale Commitments

          To Be Announced ("TBA") sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. An Underlying Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Underlying Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price.
Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Underlying Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Underlying Fund delivers securities under the commitment, the Underlying Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

Zero Coupon and Pay-In-Kind Securities

          The Underlying Funds may invest in zero coupon securities. Zero coupon, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date")
and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

          The Underlying Funds may also invest in pay-in-kind securities.
Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. An Underlying Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Underlying Funds until the cash payment date or the securities mature. Under certain circumstances, the Underlying Funds could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

          The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Underlying Fund may realize no return on its investment, because these securities do not pay cash interest.


INVESTMENT TECHNIQUES

Borrowing

          The Underlying Fund may borrow from banks. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while

                                       63

borrowings are outstanding, this may be considered a form of leverage. Under the
1940 Act, each Underlying Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days)
sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Underlying Fund's holdings may be disadvantageous from an investment standpoint.

          Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Underlying
Fund's NAV, and money borrowed will be subject to interest and other costs
(which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Portfolio Hedging

          Hedging against changes in financial markets, currency rates and interest rates may be utilized. One form of hedging is with "derivatives."
Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. Although the Underlying Funds may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Underlying Funds than if they did not hedge. If the Underlying Funds do not correctly predict a hedge, it may lose money. In addition, the Underlying Funds pay commissions and other costs in connection with hedging transactions.

          Risks Associated With Hedging Transactions. Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Adviser's or
Sub-Adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Underlying
Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Underlying Fund to hold a security it might otherwise sell.

          Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Underlying Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Underlying Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the
Underlying Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

          In addition, the Underlying Fund pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Underlying Fund's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

          Risks of Hedging Transactions Outside the United States. When
conducted outside the United States, hedging transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the
Underlying Funds' ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

                                       64

          Non-Hedging Strategic Transactions. An Underlying Fund's options, futures and swap transactions will generally be entered into for hedging purposes -- to protect against possible changes in the market values of securities held in or to be purchased for the Underlying Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Underlying Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Underlying Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. Each Underlying Fund's (except,
ING Foreign Fund, ING International Capital Appreciation Fund and ING Index Plus
International Equity Fund) net loss exposure resulting from transactions entered into for each purposes will not exceed 5% of the Underlying Fund's net assets at any one time and, to the extent necessary, the Underlying Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts,"
and "Interest Rate and Currency Swaps."

Lending of Portfolio Securities

          Loans of portfolio securities earn income for the Underlying Funds and are collateralized by cash, cash equivalent or U.S. government securities. The
Underlying Funds might experience a loss if the financial institution defaults on the loan. The borrower at all times during the loan must maintain with the lending Underlying Fund cash or cash equivalent collateral or provide to that
Underlying Fund an irrevocable letter of credit equal in value to at least 102%
of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the lending Underlying Fund must terminate the loan and vote the securities. Alternatively, the lending
Underlying Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities. During the time portfolio securities are on loan, the borrower pays the lending Underlying Fund any interest or distributions paid on such securities. Each Underlying Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the lending Underlying Fund or the borrower at any time. Each lending Underlying Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Repurchase Agreements

          Repurchase agreements may be utilized, with respect to its portfolio securities. Such agreements may be considered to be loans by the Underlying
Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the
1940 Act, at all times. Pursuant to such repurchase agreements, the Underlying
Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Underlying
Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Underlying Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the
Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the
Underlying Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Underlying Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk, each Underlying Fund may only enter into repurchase agreements that qualify

                                       65

for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

          The Underlying Funds treat any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board and guidelines adopted by the Board, the Adviser has determined to be liquid.

Reverse Repurchase Agreements and Dollar Roll Transactions

          Reverse repurchase agreement transactions involve the sale of U.S.
government securities held by the Underlying Fund, with an agreement that the
Underlying Fund will repurchase such securities at an agreed upon price and date. The Underlying Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Underlying Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Underlying
Fund's total assets. Under the 1940 Act, the Underlying Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Underlying Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Underlying Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

          In order to enhance portfolio returns and manage prepayment risks, The
Underlying Funds may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, an
Underlying Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity)
from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Underlying Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the
Underlying Fund exceeding the yield on the sold security. When an Underlying
Fund enters into a dollar roll transaction, cash and/or liquid assets of the
Underlying Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

          Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for an Underlying Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then an Underlying Fund's
NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Reverse

                                       66

repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase an Underlying Fund's yield in the manner described above; however, such transactions also increase an Underlying Fund's risk to capital and may result in a shareholder's loss of principal.

          Swap Agreements and Options on Swap Agreements. Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Underlying Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. The Underlying Fund may also enter into options on swap agreements ("swap options").

          The Underlying Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Underlying Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

          Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with the Underlying Fund's investment objectives and general investment policies, the Underlying Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Underlying Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Underlying Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Underlying Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Underlying Fund may be required to pay a higher fee at each swap reset date.

          The Underlying Fund may enter into credit swap agreements. The "buyer"
in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Underlying
Fund may be either the buyer or seller in a credit default swap transaction. If the Underlying Fund is a buyer and no event of default occurs, the Underlying
Fund will lose its investment and recover nothing. However, if an event of default occurs, the Underlying Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Underlying Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.
Credit default swap transactions involve greater risks than if the Underlying
Fund had invested in the reference obligation directly.

                                       67

          A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Underlying
Fund that may engage in swaps may write (sell) and purchase put and call swap options.

          Most swap agreements entered into by the Underlying Fund would calculate the obligations of the parties to the agreement on a "net basis."
Consequently, the Underlying Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Underlying Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Underlying Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the
Board, to avoid any potential leveraging of the Underlying Fund's portfolio.
Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Underlying Fund's investment restriction concerning senior securities. The Underlying Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Underlying Fund's total assets.

          Whether the Underlying Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.
Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the
Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Underlying Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Underlying Fund's repurchase agreement guidelines). Certain restrictions imposed on the Underlying Fund by the Code may limit the Underlying Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Underlying
Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

          Depending on the terms of the particular option agreement, the
Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the
Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.
However, when the Underlying Fund writes a swap option, upon exercise of the option the Underlying Fund will become obligated according to the terms of the underlying agreement.

          Certain swap agreements are exempt from most provisions of the
Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

                                       68

          This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July
1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The
Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

          Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator.
Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Underlying Fund invests in these securities, however, the Sub-Adviser analyzes these securities in its overall assessment of the effective duration of the Underlying Fund's portfolio in an effort to monitor the Underlying Fund's interest rate risk.

Securities, Interest Rate and Currency Swaps

          Securities Swaps. Securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which an
Underlying Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The Underlying Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the
Underlying Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

          Interest and Currency Swaps. Interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors may be used, as well as entering into currency swap cap transactions. An interest rate or currency swap involves an agreement between an Underlying Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. An Underlying Fund usually enters into such transactions on a "net" basis, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of an Underlying Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian.
If an Underlying Fund enters into a swap on other than a net basis, or sells caps or floors, the Underlying Fund maintains a segregated account in the full amount accrued on a daily basis of the Underlying Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

          An Underlying Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Underlying Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by a Underlying Fund are considered to be illiquid assets.

                                       69

          Interest Rate Swaps. As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments
(of the same currency) between the parties. In the most common interest rate swap structure; one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the
LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

          Cross-Currency Swaps. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap
(the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

          Swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.

          Caps and Floors. Interest rate caps and floors and currency swap cap transactions. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available)
and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

Risks Associated with Swaps, Caps and Floors

          The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, an Underlying Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Underlying Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Underlying Fund might be unable to obtain its expected benefit. In addition, while certain Underlying Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Underlying Fund, there can be no assurance that an
Underlying Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair an
Underlying Fund's ability to enter into other transactions at a time when doing so might be advantageous.

                                       70

Short Sales

          An Underlying Fund may make a short sale of securities it already owns or have the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box"). In a short sale that is not "against the box," an Underlying Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Underlying Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Underlying Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Underlying
Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Underlying Fund has a short position can range from one day to more than a year. Until the Underlying Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Underlying Fund must pay to the broker a negotiated portion of any dividends or interest, which accrues during the period of the loan. To meet current margin requirements, the Underlying Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short
(100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

          Short sales by an Underlying Fund that are not made "against the box"
create opportunities to increase the Underlying Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Underlying Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Underlying Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the
Underlying Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Underlying Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the
Underlying Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

          If an Underlying Fund makes a short sale "against the box," the
Underlying Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, an Underlying Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Underlying
Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Underlying Fund, because the Underlying Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

          An Underlying Fund's decision to make a short sale "against the box"
may be a technique to hedge against market risks when the Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Underlying Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the
Underlying Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Underlying Fund owns, either directly or indirectly, and, in the case where the Underlying Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

                                       71

          In the view of the Commission, a short sale involves the creation of a
"senior security" as such term is defined in the 1940 Act, unless the sale is
"against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Underlying Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Underlying Fund will comply with these requirements. In addition, as a matter of policy, the Underlying Funds' Board has determined that no Underlying Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Underlying Fund's total assets, taken at market value.

          The extent to which an Underlying Fund may enter into short sales transactions may be limited by the Code requirements for qualification of the
Underlying Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

Temporary Defensive and Other Short-Term Positions

          Investing in certain short-term, high-quality debt instruments and in
U.S. government securities is done for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Adviser's or
Sub-Adviser's ability to invest cash inflows; (iii) to permit the Underlying
Fund to meet redemption requests; and (iv) for temporary defensive purposes. An
Underlying Fund for which the investment objective is capital appreciation may also invest in such securities if the Underlying Fund's assets are insufficient for effective investment in equities.

          Although it is expected that each Underlying Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which an Underlying Fund may invest include: (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities;
(iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v)
repurchase agreements. When investing for the purposes indicated above, the
Underlying Funds will normally invest in short-term instruments that do not have a maturity of greater than one year. To the extent an Underlying Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

When-Issued Securities and Delayed-Delivery Transactions

          In order to secure prices or yields deemed advantageous at the time, the Underlying Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The
Underlying Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the
Underlying Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Underlying Funds will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Underlying Funds will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the

                                       72

Underlying Funds may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, the
Underlying Funds may realize a taxable gain or loss. When an Underlying Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in an Underlying Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous. Certain Underlying
Funds may not purchase when-issued securities or enter into firm commitments, if as a result, more than 15% of the Underlying Fund's net assets would be segregated to cover such securities.

          When the time comes to pay for the securities acquired on a delayed-delivery basis, an Underlying Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Underlying Fund's payment obligation). Depending on market conditions, the Underlying Funds could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

                             INVESTMENT RESTRICTIONS

          All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

FUNDAMENTAL INVESTMENT RESTRICTIONS

     The investment objective of the Fund is not fundamental and may be changed without a shareholder vote. The Fund has adopted certain investment restrictions as fundamental policies that cannot be changed without the approval of the holders of a "majority" of the Fund's outstanding voting securities, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund's voting securities present at a meeting of shareholders, of which the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding securities.

As a matter of fundamental policy, the Fund may not:

1.   purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

2.   purchase securities of any issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund's investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.   borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund;

4.   make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund. For the purposes of this limitation,

                                       73

     entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.   underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a)
     in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered management investment companies;

6.   purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

7.   issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the
     Fund; or

8.   purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitations does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                             PORTFOLIO TRANSACTIONS

          The Fund normally invests all of its assets in shares of the
Underlying Funds. This section describes the portfolio transactions of the
Underlying Funds.

          The Sub-Adviser for each Underlying Fund places orders for the purchase and sale of investment securities for the Underlying Fund, pursuant to authority granted in the Underlying Fund's Investment Sub-Advisory Agreement.
Subject to policies and procedures approved by the Underlying Fund's Board of
Trustees/Directors, the Sub-Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network ("ECN") or alternative trading system ("ATS").

          In situations where a Sub-Adviser resigns or ING Investments otherwise assumes day to day management of an Underlying Fund pursuant to its Investment
Advisory Agreement with the Underlying Fund, ING Investments will perform the services described herein as being performed by the Sub-Adviser.

          How Securities Transactions are Effected

          Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services. In transactions on securities exchanges in the
United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed. Securities traded in the over-the-counter markets (such as fixed income securities and

                                       74

some equity securities) are generally traded on a "net" basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the counter securities also may be effected on an agency basis, when, in the
Sub-Adviser's opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Sub-Adviser may also place trades using an ECN or ATS.

          How the Sub-Adviser Selects Broker Dealers

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          The Sub-Adviser has a duty to seek to obtain best execution of the
Underlying Fund's orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances. In selecting brokers and dealers to execute trades, the
Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker dealers. This consideration often involves qualitative as well as quantitative judgments. Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution. Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms' execution, clearance, settlement, and other operational facilities;
willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Sub-Adviser
(consistent with the "safe harbor" described below); and the firms' general reputation, financial condition and responsiveness to the Sub-Adviser, as demonstrated in the particular transaction or other transactions. Subject to its duty to seek best execution of the Underlying Fund's orders, the Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Underlying Funds. Under these programs, the participating broker-dealers will return to an Underlying Fund (in the form of a credit to the Underlying Fund) a portion of the brokerage commissions paid to the broker-dealers by the Underlying Fund. Theses credits are used to pay certain expenses of the Underlying Fund. These commission recapture payments benefit the Underlying Funds, and not the Sub-Adviser.

          The Safe Harbor for Soft Dollar Practices

          In selecting broker dealers to execute a trade for an Underlying Fund, the Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances. As permitted by Section 28(e) of the 1934 Act, the Sub-Adviser may cause an
Underlying Fund to pay a broker-dealer a commission for effecting a securities transaction for an Underlying Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the
Sub-Adviser makes a good faith determination that the broker's commission paid by the Underlying Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Sub-Adviser's overall responsibilities to the
Underlying Fund and its other investment advisory clients. The practice of using a portion of an Underlying Fund's commission dollars to pay for brokerage and research services provided to the Sub-Adviser is sometimes referred to as "soft dollars." Section 28(e) is sometimes referred to as a "safe harbor," because it permits this practice, subject to a number of restrictions, including the
Sub-Adviser's compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

          Brokerage and Research Products and Services Under the Safe Harbor -
Research products and services may include, but are not limited to, general economic, political, business and market information and

                                       75

reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts' earning estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, and software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Sub-Adviser with a service that has a mixed use
(that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the
Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Sub-Adviser from its own funds, and not by portfolio commissions paid by an Underlying Fund.

          Benefits to the Sub-Adviser - Research products and services provided to the Sub-Adviser by broker dealers that effect securities transactions for an
Underlying Fund may be used by the Sub-Adviser in servicing all of its accounts.
Accordingly, not all of these services may be used by the Sub-Adviser in connection with that Underlying Fund or any of the Underlying Funds. Some of these products and services are also available to the Sub-Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the sub-advisory fees payable to the Sub-Adviser for services provided to the Underlying Fund. A Sub-Adviser's expenses would likely increase if the Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

          Broker Dealers that are Affiliated with ING Investments or a
          Sub-Adviser

          Portfolio transactions may be executed by brokers affiliated with the
ING Groep or ING Investments or the Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

          Prohibition on Use of Brokerage Commissions for Sales or Promotional
          Activities

          The placement of portfolio brokerage with broker-dealers who have sold shares of an Underlying Fund is subject to rules adopted by the SEC and FINRA.
Under these rules, a Sub-Adviser may not consider a broker's promotional or sales efforts on behalf of any Underlying Fund when selecting a broker dealer for the Underlying Fund portfolio transactions, and neither the Underlying Funds nor a Sub-Adviser may enter into an agreement under which an Underlying Fund directs brokerage transactions (or revenue generated from such transactions) to a broker dealer to pay for distribution of Underlying Fund shares. Each
Underlying Fund has adopted policies and procedures, approved by its Board of
Trustees/Directors, that are designed to attain compliance with these prohibitions.

          Principal Trades and Research

          Purchases of securities for an Underlying Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Underlying Fund will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.


          More Information about trading in Fixed Income Securities

                                       76

          Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each
Underlying Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

          In purchasing and selling fixed income securities, it is the policy of each Underlying Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Underlying Funds will not necessarily pay the lowest spread or commission available.

          Transition Management

          Changes in Sub-Advisers and investment personnel and reorganizations of an Underlying Fund may result in the sale of a significant portion or even all of the Underlying Fund's portfolio securities. This type of change will increase trading costs and the portfolio turnover for the affected Underlying
Fund. The Underlying Fund, ING Investments, or the Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Sub-Adviser or a reorganization or other changes.

          Allocation of Trades

          Some securities considered for investment by an Underlying Fund may also be appropriate for other clients served by that Underlying Fund's
Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of an Underlying Fund and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Underlying Fund and such other clients in a manner deemed fair and equitable, over time, by the
Sub-Adviser and consistent with the Sub-Adviser's written policies and procedures. Sub-Advisers may use different methods of allocating the results aggregated trades. Each Sub-Adviser's relevant policies and procedures and the results of aggregated trades in which an Underlying Fund participated are subject to periodic review by the Underlying Fund's Board. To the extent any of the Underlying Funds seek to acquire (or dispose of) the same security at the same time, one or more of the Underlying Funds may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Underlying Fund is concerned. However, over time, an Underlying Fund's ability to participate in aggregate trades is expected to provide better execution for the Underlying Fund.


     Cross-Transactions

     The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

          Brokerage commissions paid by the Fund for previous fiscal years/periods are as follows:

                            October 31,
                            -----------
Fund                        2007   2006
-------------------------   ----   ----
Diversified International     --     --

                                       77

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Class O shares of the Trust are purchased at the applicable NAV next determined after a purchase order is received by the transfer agent. Class O shares are redeemed at the applicable NAV next determined after a redemption request is received, as described in the Prospectus.

          Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the SEC, or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits for the protection of shareholders of the Fund.

          ShareBuilder Securities or other designated intermediaries may accept purchase and redemption orders on behalf of the Fund. Such order may be transmitted to the Fund or their agents several hours after the time of the acceptance and pricing.

          The Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, the Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1.00% of its net assets for any one shareholder of the Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC.
In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy.
Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

          Purchases and exchanges should be made for investment purposes only.
The Fund reserves the right to reject any specific purchase or exchange request.
In the event the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.


                       SHAREHOLDER SERVICES AND PRIVILEGES

          For investors purchasing shares of the Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of the Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the 1934 Act, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

          All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's
Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates.

                                       78

Individual Retirement Accounts

          Investors having earned income are eligible to purchase shares of the
Fund under an IRA pursuant to Section 408 of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Full details on IRA are contained in an IRS required disclosure statement. For more information on IRA accounts and fees, please visit
ShareBuilder Securities at www.sharebuilder.com.

Education Savings Accounts ("ESA")

          Each Fund may be used for investment in ESA accounts through
ShareBuilder Securities. Please see the ShareBuilder Securities pricing and rates schedule at www.sharebuilder.com for details on the fees associated with these accounts.

Telephone Redemption and Exchange Privileges

          As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

          Telephone redemption and/or exchange instructions received in good order before the pricing of the Fund on any day on which the NYSE is open for business (a "Business Day"), but not later than Market Close, will be processed at that day's closing NAV. For each exchange, the shareholder's account may be charged an exchange fee.

          Telephone redemptions and/or exchange instructions should be made by dialing 1-866-590-7629.

          The Fund will not permit exchanges in violation of any of the terms and conditions set forth in the Fund's Prospectus or herein.

          Telephone redemption requests must meet the following conditions to be accepted by the Fund:

          (a)  Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the account registration. This address cannot reflect any change within the previous fifteen (15) days.

          (b)  Certain account information will need to be provided for verification purposes before the redemption will be executed.

          (c)  Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a thirty (30) day period.

          (d)  The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

          (e)  If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the ING Fund being acquired.

                                       79

          (f)  Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

          (g)  If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Fund to be purchased on the exchange having the same aggregate NAV as the shares being exchanged shall be
               substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

          (h)  Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds'
               then-current prospectuses.

          (i)  Proceeds of a redemption may be delayed up to fifteen (15) days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

Systematic Investment

     The Systematic Investment feature, using the Electronic Funds Transfer
("EFT") capability, allows you to make automatic monthly investments in the
Fund. ShareBuilder Securities account holders should visit www.sharebuilder.com for more information about systematic investments and detailed instructions on how to establish one.

Shareholder Information

          ShareBuilder Securities will maintain your account information.
Monthly account statements will be available online at www.sharebuilder.com. An
IRS Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. ShareBuilder Securities may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

                                 NET ASSET VALUE
          As noted in the Prospectus, the NAV and offering price of each class of the Fund's shares will be determined once daily as of the close of regular trading ("Market Close") on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and
Christmas Day.

          Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day.
Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day.
Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official
Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in sixty (60) days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument.
While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it

                                       80

sold the instrument. See "Net Asset Value" in the Shareholder Guide and
Information for Investors sections of the Prospectus. The long-term debt obligations held in the Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the-counter market quotations are readily available.

          Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Fund's
Board, in accordance with methods that are specifically authorized by the Board.
Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Fund's
Board, in accordance with methods that are specifically authorized by the Board.
The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

          The value of a foreign security traded on an exchange outside the
United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the
Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

          If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotations for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE.
Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuation suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the regular trading on the NYSE will not be reflected in the Fund's NAV.

          Options on securities, currencies, futures, and other financial instruments purchased by the Fund are

                                       81

valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC Options.

          The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

          In computing the NAV for a class of shares of the Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.


          Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the
Prospectus.

                             SHAREHOLDER INFORMATION

          Certificates representing shares of the Fund will not be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

          The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

          The Trust reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of the Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares with respect to any one shareholder during any ninety (90) day period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund at the beginning of the period.


                                  DISTRIBUTIONS

          As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of the Fund at the then current NAV, with no sales charge. The Fund's management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its
Transfer Agent to have all income dividends and capital gains distributions that are declared by the Fund automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the
Transfer Agent to have subsequent dividends and/or distributions paid in cash.
In the absence of such an election, each purchase of shares of a class of the
Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable
NAV in effect at the close of business on the reinvestment date. A shareholder may still at any

                                       82

time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

          The following discussion summarizes certain U.S. federal tax considerations generally affecting the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the ING Funds. This discussion is based on the Code, Treasury
Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

          The Fund intends to qualify as a regulated investment company ("RIC")
under the Code. To so qualify and to be taxed as a RIC, the Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the
Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

          The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the
Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

          As a RIC, the Fund generally will be relieved of liability for U.S.
federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

          If, in any taxable year, the Fund fails to qualify as a RIC under the
Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would consititute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise
(at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

                                       83

Distributions

          Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income, whether paid in cash or invested in Fund shares. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's dividend income from U.S.
corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

          Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends derived by the
Fund from an Underlying Fund that would be eligible for the lower maximum rate.
A shareholder and the Fund would also have to satisfy a sixty (60) day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions of earnings from an
Underlying Fund to the Fund of non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. Note that distributions of earnings from dividends paid by "qualified foreign corporations" to an
Underlying Fund which is thereafter distributed to the Fund can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the United States, and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not treated as "qualified foreign corporations". The lower rates on long-term capital gains and qualifying dividends are currently scheduled to apply through 2010. In the absence of further Congressional action after 2010, the maximum rate on long-term capital gains for individual taxpayers would increase to 20%, and income from dividends would be taxed at the rates applicable to ordinary income.

          Dividends, including capital gain dividends, declared in October,
November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

          Distributions by the Fund reduce the NAV of the Fund shares. Should a distribution reduce the NAV below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

          The Fund will not be able to offset gains distributed by one
Underlying Fund in which it invests against losses in another Underlying Fund in which such Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term captial gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules.

                                       84

As a result of these factors, the use of the fund-of-funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders. The Fund will also not be able to pass through from the Underlying
Funds any potential benefit from the foreign tax credit or income from certain federal obligations (that may be exempt from state tax).

Sale or Other Disposition of Shares

          Upon the redemption, sale or exchange of his/her shares, a shareholder generally will realize a taxable gain or loss depending upon his/her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced federal tax rates (for shareholders who are individuals), depending on the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30)
days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

          In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the ninety-first day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Original Issue Discount and Market Discount

          Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

          If the Fund purchases a debt security at a price lower than the stated
redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

                                       85

Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the
"accrued market discount."

Foreign Currency Transactions

          Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss.
Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the
Code as "section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies

          The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The
Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

          The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Fund's PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

          Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends." In addition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on any gain on a disposition of the shares of an Underlying Fund, plus interest thereon, even if the Fund distributes the PFIC income to shareholders.

Options and Hedging Transactions

          The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by
Code Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the

                                       86

option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

          Certain options and financial contracts in which the Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below)
arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are
"marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

          Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Furthermore, certain carrying charges (including interest expense)
associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

          The Fund may make one or more of the elections available under the
Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

          Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

          Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial position"
it holds if it enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property.
Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.
Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the sixty
(60) day period beginning with the day such transaction was closed.

          Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to "qualifying dividend" would instead be taxed at the rate of tax applicable to ordinary income.

          Requirements relating to the Fund's tax status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and foreign currency forward contracts.

                                       87

Short Sales Against the Box

          If the Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above.
Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Other Investment Companies

          It is possible that by investing in other investment companies, the
Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Fund may limit the extent to which each Fund will be able to invest in other investment companies. When the Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment company's fees and expenses.

Backup Withholding

          The Fund generally will be required to withhold federal income tax equal to the fourth lowest tax rate applicable to unmarried individuals
(currently at a rate of 28%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Foreign Shareholders

          Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

                                       88

Other Taxes

          Distributions also may be subject to state, local and foreign taxes.
U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

Exchanges

          The following conditions must be met for all exchanges among the Fund and other ING Funds: (i) the shares that will be acquired in the exchange (the
"Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired Shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares"); (iii) the
Exchanged Shares must have been held in the shareholder's account for at least
30 days prior to the exchange; (iv) except for exchanges into Classic Money
Market Fund, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

          The Fund reserves the right to delay the actual purchase of the
Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of
Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of ING to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by the Fund,
ING reserves the right to reject any exchange request.

          If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers of not less than 5% of its outstanding common shares.
If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that fund.
Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

          You are not required to pay an applicable CDSC upon an exchange from any ING Fund into the ING Senior Income Fund. However, if you exchange into the
ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.


                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Information

          The Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors.

                                       89

          Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one- (1), five- (5) and ten- (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1 + T)/n/ = ERV

Where:

  P = a hypothetical initial payment of $1,000,
  T = the average annual total return,
  n = the number of years, and
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

          All total return figures assume that all dividends are reinvested when paid.

          From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the
Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one- (1), five- (5) and ten- (10) year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

          The Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one- (1), five- (5) and ten- (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)/n/ = ATV//D//

Where:

        P = a hypothetical initial payment of $1,000,
        T = the average annual total return (after taxes on distributions),
        n = the number of years, and
 ATV//D// = ending value of a hypothetical $1,000 payment made at the beginning of  the one- (1), five-(5), or ten- (10) year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

          All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

          From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the
Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were

                                       90

reinvested in shares of the Fund. Figures will be given for one- (1), five- (5)
and ten- (10) year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption)
Quotation

          The Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one- (1), five- (5) and ten- (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)/n/ = ATV//DR//

Where:

        P = a hypothetical initial payment of $1,000,
        T = the average annual total return (after taxes on distributions),
        n = the number of years, and
ATV//DR// = ending value of a hypothetical $1,000 payment made at the beginning of the one- (1), five-(5), or ten- (10) year periods periods (or fractional portion), after taxes on fund distributions and redemption.

          All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

          From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the
Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one- (1), five-(5), or ten- (10) year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

          Quotations of yield for the Fund will be based on all investment income per share earned during a particular thrity-day (30) period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:
                                     a-b
                           Yield= 2[(--- + 1)/6/ - 1]
                                      cd
where

     a = dividends and interest earned during the period,

     b = expenses accrued for the period (net of reimbursements),

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

                                       91

     d    = the maximum offering price per share on the last day of the period.

          Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation
(including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of thirty (30) days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty (30)-day or one month period.
In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the
Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

          The Fund may also from time to time advertise its yield based on a thirty (30)-day or ninety (90)-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a thirty (30)-day or ninety (90)-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          The Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current
Prospectuses. The current distribution rate for the Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of the Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

Additional Performance Quotations

     Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

     Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

          In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class O shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical
Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or
similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset

                                       92

classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes,
Fortune, Institutional Investor, Money and The Wall Street Journal. If the Fund
compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

     The average annual total returns for Class O shares of the Fund are unavailable as Class O shares had not commenced operations as of the date of this SAI.

          The average annual total returns, including sales charges, for class A shares of Diversified International Fund for the one-, five-, and ten-year periods ended October 31, 2007, if applicable, and for classes that have not been in operation for ten years, the average annual total return for the period from commencement of operations to October 31, 2007, is as follows:

                                                                          Since      Inception
                                            1 Year   5 Year   10 Year   Inception      Date
-----------------------------------------   ------   ------   -------   ---------   ----------
Diversified International

Class A                                     22.19%     --       --        20.69%    12/21/2005

Class A (after taxes on distribution)       22.10%     --       --        20.64%

Class A (after taxes on distributions and
sale of fund shares)                        14.51%     --       --        17.77%

          Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which the Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation,
Morgan Stanley Capital International or a similar financial organization; (iv)
the geographic distribution of the Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Fund or other ING Funds and the dollar amount of the assets under management; (vii)
descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the
Fund and individual stocks in the Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes industry specialists; (x) lists or statistics of certain of the Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics;
(xi) NASDAQ symbols for each class of shares of the Fund; and (xii) descriptions of the benefits of working with investment professionals in selecting investments.

          In addition, reports and promotional literature may contain information concerning ING Investments, ING Capital, ING Funds Services, LLC or
affiliates of the Trusts, including: (i) performance rankings of other funds managed by ING Investments or a Sub-Adviser, or the individuals employed by ING
Investments or a Sub-Adviser who exercise responsibility for the day-to-day management of the Fund, including rankings of mutual funds published by Lipper
Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii)
lists of clients, the number of clients, or assets under management; (iii)
information regarding the acquisition of the ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds; (v) the past performance of other funds managed by ING Investments; and (vi) information regarding rights offerings conducted by closed-end funds managed by ING Investments.

                                       93

                               GENERAL INFORMATION

Capitalization and Voting Rights

          The authorized capital of the Trust, is an unlimited number of shares of beneficial interest with a par value of $0.01 each. Holders of shares of the
Fund have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing
Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.
Shareholders may, in accordance with the Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Trustees.
Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

          The Board may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees of the Trust by written notice to shareholders of such series or class. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

Custodian

          The Bank of New York Mellon Corporation (formerly, The Bank of New
York), One Wall Street, New York, New York 10286, serves as custodian for the
Fund. The custodian does not participate in determining the investment policies of the Fund nor in deciding which securities are purchased or sold by the Fund.
The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchaed and held outside the United States, the Bank of New York Mellon
Corporation has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

Transfer Agent

          DST Systems, Inc., P.O. Box 219368, Kansas City, Missouri 64141-9368,
serves as the Transfer Agent and dividend-paying agent to the Fund.

Legal Counsel

          Legal matters for the Trust are passed upon by Dechert LLP, 1775 I
Street, N.W., Washington, D.C. 20006.

Independent Registered Public Accounting Firm

          KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. KPMG LLP is located at 99 High Street, Boston, Massachusetts 02110.

                                       94

Other Information

          The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Trust by any governmental agency. The Prospectus and this SAI omit certain of the information contained in the Trust's
Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

          Investors in the Fund will be kept informed of the Fund's progress through annual and semi-annual shareholder reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by an independent registered public accounting firm.

Reports to Shareholders

          The fiscal year of the Fund ends on October 31 of each year. The Fund will send financial statements to its shareholders at least semiannually. An annual shareholder report containing financial statements audited by the independent registered accounting firm will be sent to shareholders each year.

                              FINANCIAL STATEMENTS

          Copies of the Fund's annual and unaudited semi-annual shareholder reports may be obtained, without charge by contacting the Fund at 7337 East
Doubletree Ranch Road, Scottsdale, Arizona 85258 or calling (800) 992-0180.

                                       95

               APPENDIX A - PROXY VOTING PROCEDURES AND GUIDELINES

                                       A-1

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date: July 10, 2003

Revision Date: March 27, 2008

I.	INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.	COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee

[1]

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.	DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds. In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”). Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors1, has approved them on behalf of such Sub-Adviser-Voted Series.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted. However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

[1]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.	APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.	VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.	Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.	CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.	REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST1

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP NATURAL RESOURCES TRUST

[1]	Sub-Adviser-Voted Series: ING Franklin Mutual Shares Portfolio

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES, LLC

PROXY VOTING PROCEDURES

I.	INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services, LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services, LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.	ROLES AND RESPONSIBILITIES

A.	Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is ISS Governance Services, a unit of RiskMetrics Group, Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.	Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable,

(2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.	Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction. Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting. In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.	VOTING PROCEDURES

A.	In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For”, “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.	The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.	ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.	Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.	Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.	REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services, LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President – Special Projects, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Counsel, ING Americas US Legal Services

Effective as of January 1, 2008

EXHIBIT 3

to the

ING Funds

Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.	INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.	GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1.	The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation. Support shall be withheld from culpable nominees as appropriate, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD support from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD support from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD support from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis. Generally, vote FOR nominees when (1) the issue relevant to the majority negative vote has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD support from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD support from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee. Generally:

(1)	Where applicable and except as otherwise provided for herein, DO NOT WITHHOLD support from nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(2)	In cases in which the Agent has identified a “pay for performance” disconnect, or internal pay disparity, as such issues are defined by the Agent, DO NOT WITHHOLD support from director nominees.

(3)	If the Agent recommends withholding support from nominees in connection with executive compensation or perquisites related to retention or recruitment, including severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure.

(4)	If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(5)	If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)	Generally, vote FOR independent outside director nominees serving on the audit committee.

(2)	Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support from nominees serving on the audit committee who did not serve on that committee during the majority of the time period relevant to the concerns cited by the Agent.

(3)	If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.

(4)	If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis. Generally:

(1)	WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)	WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)	Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)	Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)	When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except support proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)	Only if the director’s legal expenses would be covered.

2.	Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.	Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors. Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices. If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. For purposes of this review, fees deemed to be reasonable, generally non-recurring, exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded. If independence concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.	Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.	Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.	Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•	If the dissidents agree, the policy remains in place.

•	If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard. Generally, vote FOR management proposals, irrespective of whether the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated. For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis, with voting decisions determined based on the Agent’s criteria, considering whether the related proposal received the requisite support for approval and was adopted for the benefit of the company and its shareholders.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

7.	Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•

Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•

Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•

Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•	Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights. Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split. In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if the Agent otherwise supports management’s rationale.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.	Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•

Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•

Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE.

•

Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on the relevant board or committee member(s), or equity compensation burn rate or pay for performance as defined by Agent.

•	Generally, vote AGAINST plans administered by potential grant recipients.

•

Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for plan changes assessed as material by the Agent, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•	Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold. DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice. Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change-in-control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements for shareholder ratification, unless such proposals specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans, or ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention, generally voting FOR such compensation arrangements if the issuer has provided adequate rationale and/or disclosure or support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.

9.	State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense, but if so assessed, weighing management’s rationale for the change. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.	Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.	Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, consider proposals to change a fund’s fundamental investment objective to nonfundamental on a CASE-BY-CASE basis.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.	Social and Environmental Issues

These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.	Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	the appointment of shareholders to co-sign the minutes of the meeting

•	regulatory filings (e.g., to effect approved share issuances)

•	the designation of inspector or shareholder representative(s) of minutes of meeting

•	the designation of two shareholders to approve and sign minutes of meeting

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate. If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support. For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent. For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•	bundled slates of nominees (e.g., France, Hong Kong or Spain);

•	simultaneous reappointment of retiring directors (e.g., South Africa);

•

in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•

nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•	the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•	culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•	the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

For markets such as the tax havens, Australia, Canada, Hong Kong, Japan, Malaysia, Singapore and South Africa (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply. The same policy shall be applied regarding attendance by statutory auditors of Japanese companies.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees. In cases in which multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided. Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure) and there is no evidence of abuse. For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally vote FOR retirement bonus proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served. In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments) that:

•	exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•

provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan) or broad-based employee participation otherwise meeting Agent’s standards (e.g., France);

•	are administered with discretion by potential grant recipients;

•	provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•	permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•	for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

•	provide for vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device;

•

provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•	permit post-employment vesting if deemed inappropriate by the Agent;

•

allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•

provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above, or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if the company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation. Unless otherwise provided for herein, market practice of the primary country in which a company does business, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)	practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)	retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)	equity award valuation triggering a negative recommendation from the Agent; or

(4)	provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration. Reports with typically unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital as well as market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong). Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows:

•

Generally, vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•	Vote AGAINST proposals to adopt unlimited capital authorizations.

•	The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•

Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•

Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee. Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided. Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee. However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply. For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s standards. In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Allocation of Income and Dividends

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes. In the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s).

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•	it is editorial in nature;

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•	it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•	the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•	it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•	it reduces relevant disclosure to shareholders;

•	it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•	it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

•

it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•

Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•

If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•

Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

                                ING Mutual Funds
                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS

(a)  (1)  Amended and Restated Declaration of Trust of ING Mutual Funds dated
          June 3, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 102
          to the Registrant's Registration Statement on Form N-1A filed on
          September 8, 2004 and incorporated herein by reference.

     (2)  Amendment No. 1 dated September 2, 2004 to the Amended and Restated
          Declaration of Trust (ING Global Real Estate Fund Class I Shares) -
          Filed as an Exhibit to Post-Effective Amendment No. 102 to the
          Registrant's Registration Statement on Form N-1A filed on September 8,
          2004 and incorporated herein by reference.

     (3)  Amendment No. 2 dated January 31, 2005 to the Amended and Restated
          Declaration of Trust (ING International Value Choice Fund) - Filed as
          an Exhibit to Post-Effective Amendment No. 106 to the Registrant's
          Registration Statement on Form N-1A filed on January 25, 2005 and incorporated herein by reference.

     (4)  Amendment No. 3 dated February 1, 2005 to the Amended and Restated
          Declaration of Trust (name change - ING Global Value Choice Fund, formerly ING Worldwide Growth Fund) - Filed as an Exhibit to
          Post-Effective Amendment No. 106 to the Registrant's Registration
          Statement on Form N-1A filed on January 25, 2005 and incorporated herein by reference.

     (5)  Amendment No. 4 dated March 1, 2005 to the Amended and Restated
          Declaration of Trust (name change - ING International SmallCap Fund, formerly ING International SmallCap Growth Fund) - Filed as an Exhibit
          to Post-Effective Amendment No. 110 to the Registrant's Registration
          Statement on Form N-1A filed on September 30, 2005 and incorporated herein by reference.

     (6)  Amendment No. 5 dated April 29, 2005 to the Amended and Restated
          Declaration of Trust (ING Global Value Choice Fund and ING
          International Value Choice Fund Class I Shares) - Filed as an Exhibit
          to Post-Effective Amendment No. 110 to the Registrant's Registration
          Statement on Form N-1A filed on September 30, 2005 and incorporated herein by reference.

     (7)  Amendment No. 6 dated September 1, 2005 to the Amended and Restated
          Declaration of Trust (ING Emerging Markets Fixed Income Fund and ING
          Greater China Fund) - Filed as an Exhibit to Post-Effective Amendment
          No. 110 to the Registrant's Registration Statement on Form N-1A filed on September 30, 2005 and incorporated herein by reference.

     (8)  Amendment No. 7 dated September 30, 2005 to the Amended and Restated
          Declaration of Trust (ING Global Equity Dividend Fund & ING Global
          Real Estate Fund Class O Shares) - Filed as an Exhibit to
          Post-Effective Amendment No. 110 to the Registrant's Registration
          Statement on Form N-1A filed on September 30, 2005 and incorporated herein by reference.

                                       C-1

     (9)  Amendment No. 8 dated November 1, 2005 to the Amended and Restated
          Declaration of Trust (ING Diversified International Fund, ING Index
          Plus International Equity Fund and ING International Capital
          Appreciation Fund) - Filed as an Exhibit to Post-Effective Amendment
          No. 111 to the Registrant's Registration Statement on Form N-1A on
          December 6, 2005 and incorporated herein by reference.

     (10) Amendment No. 9 dated November 10, 2005 to the Amended and Restated
          Declaration of Trust (ING International Real Estate Fund) - Filed as
          an Exhibit to Post-Effective Amendment No. 111 to the Registrant's
          Registration Statement on Form N-1A on December 6, 2005 and
          incorporated herein by reference.

     (11) Amendment No. 10 dated March 16, 2006 to the Amended and Restated
          Declaration of Trust (ING Global Bond Fund) - Filed as an Exhibit to
          Post-Effective Amendment No. 116 to the Registrant's Registration
          Statement on Form N-1A on June 19, 2006 and incorporated herein by reference.

     (12) Amendment No. 11 dated May 25, 2006 to the Amended and Restated
          Declaration of Trust - Filed as an Exhibit to Post-Effective Amendment
          No. 116 to the Registrant's Registration Statement on Form N-1A on
          June 19, 2006 and incorporated herein by reference.

     (13) Amendment No. 12 dated July 13, 2006 to the Amended and Restated
          Declaration of Trust (ING Diversified International Fund Class R
          Shares) - Filed as an Exhibit to Post-Effective Amendment No. 117 to
          the Registrant's Registration Statement on Form N-1A on August 14,
          2006 and incorporated herein by reference.

     (14) Amendment No. 13 dated October 9, 2006 to the Amended and Restated
          Declaration of Trust (name change - ING Global Natural Resources Fund, formerly ING Precious Metals Fund) - Filed as an Exhibit to
          Post-Effective Amendment No. 119 to the Registrant's Registration
          Statement on Form N-1A on December 7, 2006 and incorporated herein by reference.

     (15) Amendment No. 14 dated November 9, 2006 to the Amended and Restated
          Declaration of Trust (ING International Value Opportunities Fund) -
          Filed as an Exhibit to Post-Effective Amendment No. 119 to the
          Registrant's Registration Statement on Form N-1A on December 7, 2006
          and incorporated herein by reference.

     (16) Amendment No. 15 dated November 9, 2006 to the Amended and Restated
          Declaration of Trust (authority to reclassify, reorganize, recapitalize or convert issued or unissued Interests of any class into
          Interests of one or more other classes) - Filed as an Exhibit to
          Post-Effective Amendment No. 121 to the Registrant's Registration
          Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

     (17) Amendment No. 16 dated November 9, 2006 to the Amended and Restated
          Declaration of Trust (abolishing Class M Shares of ING Emerging
          Countries Fund) - Filed as an Exhibit to Post-Effective Amendment No.
          121 to the

                                      C-2

          Registrant's Registration Statement on Form N-1A filed on February 23,
          2007 and incorporated herein by reference.

     (18) Amendment No. 17 dated February 28, 2007 to the Amended and Restated
          Declaration of Trust (name change - ING International Growth
          Opportunities Fund, formerly ING International Fund) - Filed as an
          Exhibit to Post-Effective Amendment No. 121 to the Registrant's
          Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

     (19) Amendment No. 18 dated March 2, 2007 to the Amended and Restated
          Declaration of Trust (ING International Equity Dividend Fund) - Filed
          as an Exhibit to Post-Effective Amendment No. 124 to the Registrant's
          Registration Statement on Form N-1A on July 27, 2007 and incorporated herein by reference.

     (20) Amendment No. 19 dated July 12, 2007 to the Amended and Restated
          Declaration of Trust (ING Asia-Pacific Real Estate Fund and ING
          European Real Estate Fund; ING Global Equity Dividend Fund and ING
          Global Natural Resources Fund Class I Shares; and ING Index Plus
          International Equity Fund Class O Shares) - Filed as an Exhibit to
          Post-Effective Amendment No. 124 to the Registrant's Registration
          Statement on Form N-1A on July 27, 2007 and incorporated herein by reference.

     (21) Amendment No. 20 dated September 12, 2007 to the Amended and Restated
          Declaration of Trust (Class W shares for ING Diversified International
          Fund, ING Emerging Countries Fund, ING Foreign Fund, ING Global Equity
          Dividend Fund, ING Global Natural Resources Fund, ING Global Real
          Estate Fund, ING International Equity Dividend Fund, ING International
          Real Estate Fund and ING International SmallCap Fund) - Filed as an
          Exhibit to Post-Effective Amendment No. 128 to the Registrant's
          Registration Statement on Form N-1A on November 9, 2007 and
          incorporated herein by reference.

     (22) Amendment No. 21 dated December 17, 2007 to the Amended and Restated
          Declaration of Trust (name change - ING International SmallCap
          Multi-Manager Fund, formerly ING International SmallCap Fund) - Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant's
          Registration Statement on From N-1A on February 27, 2008.

     (23) Amendment No. 22 dated May 30, 2008 to the Amended and Restated
          Declaration of Trust (Class O shares for ING Diversified International
          Fund, ING Global Bond Fund, ING Greater China Fund and ING
          International SmallCap Multi-Manager Fund) - Filed herein.

(b)  (1)  Amended Bylaws of Registrant (Nicholas-Applegate Mutual Funds) dated
          December 18, 1992 - Filed as an Exhibit to Post-Effective Amendment
          No. 101 to the Registrant's Registration Statement on Form N-1A filed on February 13, 2004 and incorporated herein by reference.

     (2)  Form of Amendment to Section 2.5 of Bylaws of Registrant - Filed as an
          Exhibit to Post-Effective Amendment No. 30 to the Registrant's
          Registration Statement on Form N-1A on June 4, 1996 and incorporated herein by reference.

                                      C-3

(c)  N/A

(d)  (1)  Amended and Restated Investment Management Agreement between ING
          Mutual Funds and ING Investments, LLC dated September 23, 2002 and amended and restated February 1, 2005 - Filed as an Exhibit to
          Post-Effective Amendment No. 106 to the Registrant's Registration
          Statement on Form N-1A filed on January 25, 2005 and incorporated herein by reference.

          (i)   Amendment effective December 15, 2006 to Amended and Restated
                Investment Management Agreement between ING Mutual Funds and ING
                Investments, LLC dated February 1, 2005 - Filed as an Exhibit to
                Post-Effective Amendment No. 121 to the Registrant's
                Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

          (ii)  Amended Schedule A effective May 16, 2007 with respect to the
                Amended and Restated Investment Management Agreement dated
                February 1, 2005 - Filed as an Exhibit to Post-Effective
                Amendment No. 126 to the Registrant's Registration Statement on
                Form N-1A filed on October 12, 2007 and incorporated herein by reference.

          (iii) Waiver letter, dated November 1, 2006 - Filed as an Exhibit to
                Post-Effective Amendment No. 121 to the Registrant's
                Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

          (iv)  Amended Schedule A effective October 15, 2007 with respect to the Amended and Restated Investment Management Agreement dated
                February 1, 2005 - Filed as an exhibit to Post-Effective
                Amendment No. 131 to the Registrant's Registration Statement on
                Form N-1A on February 27, 2008.

     (2)  Investment Management Agreement between the Trust and ING Investments,
          LLC dated September 23, 2002 - Filed as an Exhibit to Post-Effective
          Amendment No. 101 to the Registrant's Registration Statement on Form
          N-1A filed on February 13, 2004 and incorporated herein by reference.

          (i)   First Amendment to the Investment Management Agreement,
                effective as of September 2, 2004 (ING Foreign Fund, ING Global
                Equity Dividend Fund, ING International Fund, ING Precious
                Metals Fund and ING Russia Fund) - Filed as an Exhibit to
                Post-Effective Amendment No. 105 to the Registrant's
                Registration Statement on Form N-1A on December 17, 2004 and
                incorporated herein by reference.

          (ii)  Amended Schedule A dated August 2004 with respect to the
                Investment Management Agreement dated September 23, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 121 to the
                Registrant's Registration Statement on Form N-1A filed on
                February 23, 2007 and incorporated herein by reference.

                                      C-4

          (iii) Second Amendment dated December 15, 2006 to the Investment
                Management Agreement - Filed as an Exhibit to Post-Effective
                Amendment No. 121 to the Registrant's Registration Statement on
                Form N-1A filed on February 23, 2007 and incorporated herein by reference.

          (iv)  Letter agreement dated July 31, 2007 with respect to ING Foreign
                Fund - Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant's Registration Statement on Form N-1A on
                February 27, 2008.

          (v)   Amended Schedule A dated October 2007 with respect to the
                Investment Management Agreement dated September 23, 2002 - Filed as an exhibit to Post-Effective Amendment No. 131 to the
                Registrant's Registration Statement on Form N-1A on February 27,
                2008.

     (3)  Sub-Advisory Agreement dated August 1, 2003 between ING Investments,
          LLC and ING Investment Management Co. (formerly Aeltus Investment
          Management, Inc.) - Filed as an Exhibit to Post-Effective Amendment
          No. 101 to the Registrant's Registration Statement on Form N-1A filed on February 13, 2004 and incorporated herein by reference.

          (i)   First Amendment effective September 1, 2003 to the Sub-Advisory
                Agreement between ING Investments, LLC and Aeltus Investment
                Management, Inc. - Filed as an Exhibit to Post-Effective
                Amendment No. 105 to the Registrant's Registration Statement on
                Form N-1A on December 17, 2004 and incorporated herein by
                reference.

          (ii)  Amended Schedule A dated September 2007 with respect to the
                Sub-Advisory Agreement dated August 1, 2003 between ING
                Investments, LLC and ING Investment Management Co. - Filed as an
                Exhibit to Post-Effective Amendment No. 126 to the Registrant's
                Registration Statement on Form N-1A filed on October 12, 2007 and incorporated herein by reference.

          (iii) Aeltus Termination letter (ING Worldwide Growth Fund) - Filed as an Exhibit to Post-Effective Amendment No. 110 to the
                Registrant's Registration Statement on Form N-1A on September
                30, 2005 and incorporated herein by reference.

          (iv)  Second Amendment effective December 15, 2006 to the Sub-Advisory
                Agreement dated August 1, 2003 between ING Investments, LLC and
                ING Investment Management Co. (formerly Aeltus Investment
                Management, Inc.) - Filed as an Exhibit to Post-Effective
                Amendment No. 121 to the Registrant's Registration Statement on
                Form N-1A filed on February 23, 2007 and incorporated herein by reference.

          (v)   Third Amendment effective September 15, 2007 to the Sub-Advisory
                Agreement dated August 1, 2003 between ING Investments, LLC and
                ING Investment Management Co. (formerly Aeltus Investment
                Management, Inc.) - Filed herein.

                                      C-5

     (4)  Amended and Restated Sub-Advisory Agreement dated December 7, 2005 between ING Investments, LLC and ING Investment Management Advisors
          B.V. (ING Index Plus International Equity Fund and ING Emerging
          Markets Fixed Income Fund) - Filed as an exhibit to Post-Effective
          Amendment No. 114 to the Registrant's Registration Statement on Form
          N-1A on February 27, 2006 and incorporated herein by reference.

          (i)   First Amendment effective December 15, 2006 to the Sub-Advisory
                Agreement between ING Investments, LLC and ING Investment
                Management Advisors B.V. - Filed as an Exhibit to Post-Effective
                Amendment No. 121 to the Registrant's Registration Statement on
                Form N-1A filed on February 23, 2007 and incorporated herein by reference.

          (ii)  Amended Schedule A dated May 16, 2007 to the Amended and
                Restated Sub-Advisory Agreement dated December 7, 2005 between
                ING Investments, LLC and ING Investment Management Advisors B.V.
                - Filed herein.

     (5)  Sub-Advisory Agreement dated September 23, 2002 between ING
          Investments, LLC and Clarion CRA Securities L.P. - Filed as an Exhibit
          to Post-Effective Amendment No. 101 to the Registrant's Registration
          Statement on Form N-1A filed on February 13, 2004 and incorporated herein by reference.

          (i)   First Amendment effective as of July 1, 2003 to the Sub-Advisory
                Agreement between ING Investments, LLC and Clarion - Filed as an
                Exhibit to Post-Effective Amendment No. 105 to the Registrant's
                Registration Statement on Form N-1A on December 17, 2004 and
                incorporated herein by reference.

          (ii)  Second Amendment effective as of September 1, 2003 to the
                Sub-Advisory Agreement between ING Investments, LLC and Clarion
                - Filed as an Exhibit to Post-Effective Amendment No. 105 to the
                Registrant's Registration Statement on Form N-1A on December 17,
                2004 and incorporated herein by reference.

          (iii) Clarion Name change notification - Filed as an Exhibit to
                Post-Effective Amendment No. 105 to the Registrant's
                Registration Statement on Form N-1A on December 17, 2004 and
                incorporated herein by reference.

          (iv)  Form Of Amended Schedule A dated June 1, 2008 to the
                Sub-Advisory Agreement dated September 23, 2002 between ING
                Investments, LLC and ING Clarion Real Estate Securities L.P. -
                Filed herein.

          (v)   Third Amendment effective as of December 15, 2006 to the
                Sub-Advisory Agreement between ING Investments, LLC, and ING
                Clarion Real Estate Securities L.P. - Filed as an Exhibit to
                Post-Effective Amendment No. 121 to the Registrant's
                Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

                                      C-6

     (6)  Sub-Advisory Agreement dated May 28, 2003 between ING Investments, LLC and Julius Baer Investment Management, Inc. - Filed as an Exhibit to
          Post-Effective Amendment No. 101 to the Registrant's Registration
          Statement on Form N-1A filed on February 13, 2004 and incorporated herein by reference.

          (i)   Schedule A dated August 2004 with respect to the Sub-Advisory
                Agreement dated May 28, 2003 between ING Investments, LLC and
                Julius Baer Investment Management, Inc. - Filed as an Exhibit to
                Post-Effective Amendment No. 105 to the Registrant's
                Registration Statement on Form N-1A on December 17, 2004 and
                incorporated herein by reference.

          (ii)  First Amendment effective December 15, 2006 to the Sub-Advisory
                Agreement dated May 28, 2003 between ING Investments, LLC and
                Julius Baer Investment Management, LLC - Filed as an Exhibit to
                Post-Effective Amendment No. 121 to the Registrant's
                Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

          (iii) Second Amendment effective May 31, 2007 to the Sub-Advisory
                Agreement dated May 28, 2003 between ING Investments, LLC and
                Julius Baer Investment Management, Inc. - Filed as an Exhibit to
                Post-Effective Amendment No. 126 to the Registrant's
                Registration Statement on Form N-1A filed on October 12, 2007 and incorporated herein by reference.

          (iv)  Amended Schedule A effective July 31, 2007 to the Sub-Advisory
                Agreement dated May 28, 2003, as amended, between ING
                Investments, LLC and Julius Baer Investment Management, Inc. -
                Filed as an exhibit to Post-Effective Amendment No. 131 to the
                Registrant's Registration Statement on Form N-1A on February 27,
                2008.

     (7)  Sub-Advisory Agreement dated March 1, 2005 between ING Investments,
          LLC and Brandes Investment Partners, L.P - Filed as an Exhibit to
          Post-Effective Amendment No. 111 to the Registrant's Registration
          Statement on Form N-1A on December 6, 2005 and incorporated herein by reference.

          (i)   Schedule A dated March 1, 2005 with respect to the Sub-Advisory
                Agreement between ING Investments, LLC and Brandes Investment
                Partners, L.P. - Filed as an Exhibit to Post-Effective Amendment
                No. 111 to the Registrant's Registration Statement on Form N-1A
                on December 6, 2005 and incorporated herein by reference.

          (ii)  First Amendment effective as of December 15, 2006 to the
                Sub-Advisory Agreement dated March 1, 2003 between ING
                Investments, LLC and Brandes Investment Partners, L.P. - Filed
                as an Exhibit to Post-Effective Amendment No. 121 to the
                Registrant's Registration Statement on Form N-1A filed on
                February 23, 2007 and incorporated herein by reference.

                                      C-7

     (8)  Sub-Advisory Agreement dated March 1, 2005 between ING Investments,
          LLC and Acadian Asset Management, Inc. - Filed as an Exhibit to
          Post-Effective Amendment No. 107 to the Registrant's Registration
          Statement on Form N-1A filed on February 25, 2005 and incorporated herein by reference.

          (i)   First Amendment effective December 15, 2006 to the Sub-Advisory
                Agreement dated March 1, 2005 between ING Investments, LLC, and
                Acadian Asset Management, Inc. - Filed as an Exhibit to
                Post-Effective Amendment No. 121 to the Registrant's
                Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

     (9)  Amended and Restated Expense Limitation Agreement between ING
          Investments, LLC, ING Mutual Funds and ING Clarion Real Estate
          Securities, L.P. effective September 23, 2002 as restated on August 1,
          2003 and further amended and restated on February 1, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant's
          Registration Statement on Form N-1A on December 6, 2005 and
          incorporated herein by reference.

          (i)   Amended Schedule A effective December 17, 2007 to the Restated
                Expense Limitation Agreement effective September 23, 2002 as restated on August 1, 2003 and further amended and restated on
                February 1, 2005 -Filed as an exhibit to Post-Effective
                Amendment No. 131 to the Registrant's Registration Statement on
                Form N-1A on February 27, 2008.

     (10) Amended and Restated Expense Limitation Agreement effective May 29,
          2003 as hereby amended and restated on February 1, 2005 between ING
          Mutual Funds and ING Investments, LLC with respect to ING Global
          Equity Dividend Fund - Filed as an Exhibit to Post-Effective Amendment
          No. 111 to the Registrant's Registration Statement on Form N-1A on
          December 6, 2005 and incorporated herein by reference.

          (i)   Amended Schedule A effective December 17, 2007 with respect to the Restated Expense Limitation Agreement effective May 29, 2003 as hereby amended and restated on February 1, 2005 between ING
                Mutual Funds and ING Investments, LLC with respect to ING Global
                Equity Dividend Fund - Filed as an exhibit to Post-Effective
                Amendment No. 131 to the Registrant's Registration Statement on
                Form N-1A on February 27, 2008.

     (11) Amended and Restated Expense Limitation Agreement between ING
          Investments, LLC and ING Mutual Funds effective September 23, 2002 as restated on August 1, 2003 and further amended and restated on
          February 1, 2005 - Filed as an Exhibit to Post-Effective Amendment No.
          111 to the Registrant's Registration Statement on Form N-1A on
          December 6, 2005 and incorporated herein by reference.

          (i)   Side Agreement dated March 1, 2008 to the Expense Limitation

                                      C-8

               Agreement between ING Mutual Funds and ING Investments, LLC (ING
               Foreign Fund) effective September 23, 2002 as restated on August
               1, 2003 and further amended and restated on February 1, 2005 -
               Filed herein.

          (ii)  Side Agreement dated March 1, 2008 to the Expense Limitation
                Agreement between ING Mutual Funds and ING Investments, LLC (ING
                International Growth Opportunities Fund formerly, ING
                International Fund) effective September 23, 2002 as restated on
                August 1, 2003 and further amended and restated on February 1,
                2005 - Filed herein.

          (iii) Side Agreement dated January 1, 2008 to the Expense Limitation
                Agreement between ING Mutual Funds and ING Investments, LLC (ING
                Emerging Countries) effective September 23, 2002 as restated on
                August 1, 2003 and further amended and restated on February 1,
                2005 - Filed herein.

          (iv)  Form Of Letter Agreement dated May 30, 2008 (ING Greater China
                Fund) - Filed herein.

          (v)   Form Of Amended Schedule A dated May 30, 2008 to the Amended and Restated Expense Limitation Agreement between ING Mutual
                Funds and ING Investments, LLC - Filed herein.

     (12) Sub-Advisory Agreement dated March 1, 2007 between ING Investments,
          LLC and Hansberger Global Investors, Inc. - Filed as an Exhibit to
          Post-Effective Amendment No. 123 to the Registrant's Registration
          Statement on Form N-1A on May 14, 2007 and incorporated herein by reference.

          (i)   Schedule A dated March 1, 2007 to the Sub-Advisory Agreement dated March 1, 2007 between ING Investments, LLC and Hansberger
                Global Investors, Inc. - Filed as an Exhibit to Post-Effective
                Amendment No. 123 to the Registrant's Registration Statement on
                Form N-1A filed on May 14, 2007 and incorporated herein by reference.

     (13) Sub-Advisory Agreement dated December 7, 2005 between ING Investments,
          LLC and ING Investment Management Asia/Pacific (Hong Kong) Limited -
          Filed as an Exhibit to Post-Effective Amendment No. 111 to the
          Registrant's Registration Statement on Form N-1A on December 6, 2005
          and incorporated herein by reference.

          (i)   Schedule A dated December 7, 2005 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management
                Asia/Pacific (Hong Kong) Limited - Filed as an Exhibit to
                Post-Effective Amendment No. 111 to the Registrant's
                Registration Statement on Form N-1A on December 6, 2005 and
                incorporated herein by reference.

          (ii)  First Amendment effective December 15, 2006 to the Sub-Advisory
                Agreement dated December 7, 2005 between ING Investments, LLC and ING Investment Management Asia/Pacific (Hong Kong) Limited -
                Filed as an Exhibit to Post-Effective Amendment No. 121 to the
                Registrant's

                                      C-9

               Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

     (14) Sub-Advisory Agreement dated November 16, 2007 between ING
          Investments, LLC and ING Tradewinds Global Investors, LLC with regard to ING International Value Choice Fund - Filed as an exhibit to
          Post-Effective Amendment No. 131 to the Registrant's Registration
          Statement on Form N-1A on February 27, 2008.

          (i)   Schedule A effective November 16, 2007 to the Sub-Advisory
                Agreement between ING Investments, LLC and Tradewinds Global
                Investors, LLC - Filed as an exhibit to Post-Effective Amendment
                No. 131 to the Registrant's Registration Statement on Form N-1A
                on February 27, 2008.

     (15) Sub-Advisory Agreement dated November 16, 2007 between ING
          Investments, LLC and Tradewinds Global Investors, LLC with regard to
          ING Global Value Choice Fund - Filed as an exhibit to Post-Effective
          Amendment No. 131 to the Registrant's Registration Statement on Form
          N-1A on February 27, 2008.

          (i)   Schedule A effective as of November 16, 2007 to the Sub-Advisory
                Agreement between ING Investments, LLC and Tradewinds Global
                Investors, LLC - Filed as an exhibit to Post-Effective Amendment
                No. 131 to the Registrant's Registration Statement on Form N-1A
                on February 27, 2008.

     (16) Sub-Advisory Agreement dated November 1, 2006 between ING Investments,
          LLC and Batterymarch Financial Management, Inc. - Filed as an Exhibit
          to Post-Effective Amendment No. 119 to the Registrant's Registration
          Statement on Form N-1A on December 7, 2006 and incorporated herein by reference.

(e)  (1)  Underwriting Agreement dated September 23, 2002 between ING Mutual
          Funds and ING Funds Distributor, Inc. - Filed as an Exhibit to
          Post-Effective Amendment No. 101 to the Registrant's Registration
          Statement on Form N-1A filed on February 13, 2004 and incorporated herein by reference.

          (i)   Amended Schedule A dated October 15, 2007 with respect to the
                Underwriting Agreement dated September 23, 2002 between ING
                Mutual Funds and ING Funds Distributor, LLC - Filed as an
                Exhibit to Post-Effective Amendment No. 126 to the Registrant's
                Registration Statement on Form N-1A filed on October 12, 2007 and incorporated herein by reference.

(f)  N/A

(g)  (1)  Custody Agreement with The Bank of New York dated January 6, 2003 -
          Filed as an Exhibit to Post-Effective Amendment No. 101 to the
          Registrant's Registration Statement on Form N-1A filed on February 13,
          2004 and incorporated herein by reference.

                                      C-10

          (i)   Amended Exhibit A, dated April 28, 2008 to the Custody Agreement with The Bank of New York - Filed herein.

     (2)  Foreign Custody Manager Agreement dated January 6, 2003 with the Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 99
          to the Registrant's Registration Statement on Form N-1A filed on
          August 29, 2003 and incorporated herein by reference.

          (i)   Amended Exhibit A, dated April 28, 2008 to the Foreign Custody
                Manager Agreement dated January 6, 2003 with The Bank of New
                York - Filed herein.

          (ii)  Amended Schedule 2 dated March 13, 2008 to the Foreign Custody
                Manager Agreement with The Bank of New York - Filed herein.

     (3)  Securities Lending Agreement and Guaranty dated August 7, 2003 with
          The Bank of New York - Filed as an Exhibit to Post-Effective Amendment
          No. 111 to the Registrant's Registration Statement on Form N-1A filed on February 13, 2004 and incorporated herein by reference.

          (i)   Amended Exhibit A, dated April 28, 2008, to the Securities
                Lending Agreement and Guaranty dated August 7, 2003 with The
                Bank of New York - Filed herein.

(h)  (1)  Administration Agreement dated September 23, 2002 between ING Mutual
          Funds and ING Funds Services, LLC - Filed as an Exhibit to
          Post-Effective Amendment No. 101 to the Registrant's Registration
          Statement on Form N-1A filed on February 13, 2004 and incorporated herein by reference.

          (i)   Amended Schedule A dated October 15, 2007 to the Administration
                Agreement between ING Mutual Funds and ING Funds Services, LLC -
                Filed as an Exhibit to Post-Effective Amendment No. 129 to the
                Registrant's Registration Statement on Form N-1A filed on
                December 14, 2007.

     (2)  Agency Agreement dated November 30, 2000 - Filed as an Exhibit to
          Post-Effective Amendment No. 101 to the Registrant's Registration
          Statement on Form N-1A filed on February 13, 2004 and incorporated herein by reference.

          (i)   Amended and Restated Exhibit A dated April 28, 2008 to the
                Agency Agreement dated November 30, 2003 - Filed herein.

     (3)  Fund Accounting Agreement with The Bank of New York dated January 6,
          2003 - Filed as an Exhibit to Post-Effective Amendment No. 101 to the
          Registrant's Registration Statement on Form N-1A filed on February 13,
          2004 and incorporated herein by reference.

          (i)   Amended Exhibit A, dated April 28, 2008, to the Fund Accounting
                Agreement dated January 6, 2003 with The Bank of New York -
                Filed herein.

                                      C-11

     (4)  Shareholder Servicing Plan for ING Mutual Funds Class O Shares dated
          July 21, 2005 - Filed as an Exhibit to Post-Effective Amendment No.
          111 to the Registrant's Registration Statement on Form N-1A filed on
          December 6, 2005 and incorporated herein by reference.

          (i)   Amended Schedule A effective November 9, 2007 to the Shareholder
                Services Plan for Class O Shares - Filed as an Exhibit to
                Post-Effective Amendment No. 128 to the Registrant's
                Registration Statement on Form N-1A filed on November 9, 2007 and incorporated herein by reference.

          (ii)  Form Of Amended Schedule A effective [ ], 2008 to the
                Shareholder Services Plan for Class O Shares - Filed herein.

     (5)  Shareholder Service Plan for ING Mutual Funds Class Q Shares - Filed
          as an Exhibit to Post-Effective Amendment No. 101 to the Registrant's
          Registration Statement on Form N-1A filed on February 13, 2004 and incorporated herein by reference.

          (i)   Amended and Restated Schedule A dated October 2007 to the
                Shareholder Service Plan for ING Mutual Funds Class Q Shares -
                Filed as an Exhibit to Post-Effective Amendment No. 129 to the
                Registrant's Registration Statement on Form N-1A filed on
                December 14, 2007.

     (6)  Shareholder Service Plan Fee Waiver for ING Mutual Funds Class A
          Shares (ING Emerging Countries Fund) dated January 1, 2008 - Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant's
          Registration Statement on Form N-1A on February 27, 2008.

     (7)  Form Of Shareholder Services Agreement between ING Funds Distributor,
          LLC and ShareBuilder Securities Corporation (Class O Shares) - Filed
          herein.

(i)  (1)  Opinion of Counsel - Filed as an Exhibit to Post-Effective No. 46 to
          the Registrant's Form N-1A Registration Statement filed in 2001 and incorporated herein by reference.

     (2)  Opinion and Consent of Counsel with regard to ING Foreign Fund as to the legality of the securities being registered - Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant's Registration
          Statement on Form N-1A filed on June 27, 2003 and incorporated herein by reference.

     (3)  Opinion and Consent of Counsel with regard to ING Global Equity
          Dividend Fund as to the legality of the securities being registered -
          Filed as an Exhibit to Post-Effective Amendment No. 99 to the
          Registrant's Registration Statement on Form N-1A filed on August 29,
          2003 and incorporated herein by reference.

     (4)  Opinion and Consent of Counsel with regard to ING Global Real Estate
          Fund Class I Shares as to the legality of securities being registered
          - Filed as an Exhibit to Post-Effective Amendment No. 102 to the
          Registrant's Registration Statement on Form N-1A filed on September 8,
          2004 and incorporated herein by reference.

                                      C-12

     (5)  Opinion and Consent of Counsel with regard to ING International Value
          Choice Fund as to the legality of the securities being registered -
          Filed as an Exhibit to Post-Effective Amendment No. 106 to the
          Registrant's Registration Statement on Form N-1A filed on January 25,
          2005 and incorporated herein by reference.

     (6)  Opinion and Consent of Counsel with regard to ING Global Equity
          Dividend Fund and ING Global Real Estate Fund Class O Shares as to the
          legality of the securities being registered - Filed as an Exhibit to
          Post-Effective Amendment No. 110 to the Registrant's Registration
          Statement on Form N-1A filed on September 30, 2005 and incorporated herein by reference.

     (7)  Opinion and Consent of Counsel with regard to ING Emerging Markets
          Fixed Income Fund, ING Capital Appreciation Fund, ING Greater China
          Fund, ING Index Plus International Equity Fund and ING Diversified
          International Fund as to the legality of the securities being registered -Filed as an Exhibit to Post-Effective Amendment No. 112 to
          the Registrant's Registration Statement on Form N-1A filed on December
          7, 2005 and incorporated herein by reference.

     (8)  Opinion and Consent of Counsel with regard to ING International Real
          Estate Fund as to the legality of the securities being registered -
          Filed as an Exhibit to Post-Effective Amendment No. 114 to the
          Registrant's Registration Statement on Form N-1A filed on February 27,
          2006 and incorporated herein by reference.

     (9)  Opinion and Consent of Counsel with regard to ING Global Bond Fund as to the legality of the securities being registered - Filed as an
          Exhibit to Post-Effective Amendment No. 116 to the Registrant's
          Registration Statement on Form N-1A on June 19, 2006 and incorporated herein by reference.

     (10) Opinion and Consent of Counsel with regard to ING Diversified
          International Fund Class R Shares as to the legality of the securities being registered - Filed as an Exhibit to Post-Effective Amendment No.
          117 to the Registrant's Registration Statement on Form N-1A on August
          14, 2006 and incorporated herein by reference.

     (11) Opinion and Consent of Counsel with regard to ING Disciplined
          International SmallCap Fund as to the legality of the securities being registered - Filed as an Exhibit to Post-Effective Amendment No. 118
          to the Registrant's Registration Statement on Form N-1A on December
          19, 2006 and incorporated herein by reference.

     (12) Opinion and Consent of Counsel with regard to ING International Value
          Opportunities Fund as to the legality of the securities being registered - Filed as an Exhibit to Post-Effective Amendment No. 121
          to the Registrant's Registration Statement on Form N-1A on February
          23, 2007 and incorporated herein by reference.

     (13) Opinion and Consent of Counsel with regard to ING International Equity
          Dividend Fund as to the legality of the securities being registered -
          Filed as an Exhibit to Post-Effective Amendment No. 123 to the
          Registrant's Registration Statement on Form N-1A on May 14, 2007 and
          incorporated herein by reference.

                                      C-13

     (14) Opinion and Consent of Counsel with regard to ING Global Equity
          Dividend Fund and ING Global Natural Resources Fund as to the legality of the securities being registered - Filed as an Exhibit to
          Post-Effective Amendment No. 124 to the Registrant's Registration
          Statement on Form N-1A on July 27, 2007 and incorporated herein by reference.

     (15) Opinion and Consent of Counsel with regard to ING Asia-Pacific Real
          Estate Fund and ING European Real Estate Fund as to the legality of the securities being registered - Filed as an Exhibit to
          Post-Effective Amendment No. 126 to the Registrant's Registration
          Statement on Form N-1A filed on October 12, 2007 and incorporated herein by reference.

     (16) Opinion and Consent of Counsel regarding the legality of shares being registered with regard to Class W Shares of ING Diversified
          International Fund, ING Emerging Countries Fund, ING Foreign Fund, ING
          Global Equity Dividend Fund, ING Global Real Estate Fund, ING Global
          Natural Resources Fund, ING International Equity Dividend Fund, ING
          International Real Estate Fund and ING International SmallCap Fund -
          Filed as an Exhibit to Post-Effective Amendment No. 129 to the
          Registrant's Registration Statement on Form N-1A filed on December 14,
          2007.

     (17) Opinion of Counsel regarding the legality of shares being registered with regard to Class O shares of ING Index Plus International Equity
          Fund - Filed as an Exhibit to Post-Effective Amendment No. 128 to the
          Registrant's Registration Statement on Form N-1A filed on November 9,
          2007 and incorporated herein by reference.

     (18) Opinion of Counsel regarding the legality of shares being registered with regard to Class O shares of ING Diversified International Fund,
          ING Greater China Fund, ING International SmallCap Multi-Manager Fund
          and ING Global Bond Fund - Filed herein.

(j)  (1)  Consent of Dechert LLP - Filed herein.

     (2)  Consent of the Independent Registered Public Accounting Firm - Filed
          herein.

(k)       N/A

(l)       N/A

(m)  (1)  Amended and Restated Service and Distribution Plan for Pilgrim Mutual
          Funds Class B Shares - Filed as an Exhibit to Post-Effective Amendment
          No. 101 to the Registrant's Registration Statement on Form N-1A filed on February 13, 2004 and incorporated herein by reference.

          (i)  Amended and Restated Schedule A effective October 15, 2007 to the
               Amended and Restated Service and Distribution Plan for ING Mutual
               Funds Class B Shares - Filed as an Exhibit to Post-Effective
               Amendment

                                      C-14

               No. 126 to the Registrant's Registration Statement on Form N-1A
               filed on October 12, 2007 and incorporated herein by reference.

     (2)  Amended and Restated Service and Distribution Plan for Pilgrim Mutual
          Funds Class A Shares - Filed as an Exhibit to Post-Effective Amendment
          No. 101 to the Registrant's Registration Statement on Form N-1A filed on February 13, 2004 and incorporated herein by reference.

          (i)   Amended and Restated Schedule A effective October 15, 2007 to the Amended and Restated Service and Distribution Plan for ING
                Mutual Funds Class A Shares - Filed as an Exhibit to
                Post-Effective Amendment No. 126 to the Registrant's
                Registration Statement on Form N-1A filed on October 12, 2007 and incorporated herein by reference.

          (ii)  Waiver letter dated January 1, 2008 (ING Emerging Countries
                Fund) - Filed herein.

     (3)  Amended and Restated Service and Distribution Plan for Pilgrim Mutual
          Funds Class C Shares - Filed as an Exhibit to Post-Effective Amendment
          No. 101 to the Registrant's Registration Statement on Form N-1A filed on February 13, 2004 and incorporated herein by reference.

          (i)   Amended and Restated Schedule A effective October 15, 2007 to the Amended and Restated Service and Distribution Plan for ING
                Mutual Funds Class C Shares - Filed as an Exhibit to
                Post-Effective Amendment No. 126 to the Registrant's
                Registration Statement on Form N-1A filed on October 12, 2007 and incorporated herein by reference.

     (4)  Second Amended and Restated Service and Distribution Plan for ING
          Mutual Funds (formerly, Pilgrim Mutual Funds) Class M Shares effective
          June 1, 2006 - Filed as an Exhibit to Post-Effective Amendment No. 121
          to the Registrant's Registration Statement on Form N-1A filed on
          February 23, 2007 and incorporated herein by reference.

     (5)  Service and Distribution Plan for ING Mutual Funds Class A Shares -
          Filed as an Exhibit to Post-Effective Amendment No. 101 to the
          Registrant's Registration Statement on Form N-1A filed on February 13,
          2004 and incorporated herein by reference.

          (i)   Amended Schedule A dated October 2007 to the Service and
                Distribution Plan for ING Mutual Funds Class A Shares - Filed
                herein.

     (6)  Distribution Plan for ING Mutual Funds Class A Shares - Filed as an
          Exhibit to Post-Effective Amendment No. 101 to the Registrant's
          Registration Statement on Form N-1A filed on February 13, 2004 and incorporated herein by reference.

     (7)  Service and Distribution Plan for ING Mutual Funds Class B Shares -
          Filed as an Exhibit to Post-Effective Amendment No. 101 to the
          Registrant's Registration Statement on Form N-1A filed on February 13,
          2004 and incorporated herein by reference.

                                      C-15

     (8)  Distribution Plan for ING Mutual Funds Class B Shares - Filed as an
          Exhibit to Post-Effective Amendment No. 101 to the Registrant's
          Registration Statement on Form N-1A filed on February 13, 2004 and incorporated herein by reference.

          (i)   Schedule A dated August 2004 to the Distribution Plan for Class
                B Shares - Filed as an Exhibit to Post-Effective Amendment No.
                121 to the Registrant's Registration Statement on Form N-1A
                filed on February 23, 2007 and incorporated herein by reference.

     (9)  Service and Distribution Plan for ING Mutual Funds Class C Shares -
          Filed as an Exhibit to Post-Effective Amendment No. 101 to the
          Registrant's Registration Statement on Form N-1A filed on February 13,
          2004 and incorporated herein by reference.

     (10) Distribution Plan for ING Mutual Funds Class C Shares - Filed as an
          Exhibit to Post-Effective Amendment No. 101 to the Registrant's
          Registration Statement on Form N-1A filed on February 13, 2004 and incorporated herein by reference.

          (i)   Schedule A dated August 2004 to Distribution Plan for Class C
                Shares - Filed as an Exhibit to Post-Effective Amendment No. 120
                to the Registrant's Registration Statement on Form N-1A filed on
                February 22, 2007 and incorporated herein by reference.

     (11) Shareholder Service and Distribution Plan for ING Mutual Funds Class R
          Shares - Filed as an Exhibit to Post-Effective Amendment No. 121 to
          the Registrant's Registration Statement on Form N-1A filed on February
          23, 2007 and incorporated herein by reference.

(n)  (1)  Third Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3,
          effective January 2, 2007 - Filed as an Exhibit to Post-Effective
          Amendment No. 121 to the Registrant's Registration Statement on Form
          N-1A filed on February 23, 2007 and incorporated herein by reference.

          (i)   Form of Amended Schedule A effective May 30, 2008 to the Third
                Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3
                - Filed herein.

          (ii)  Form of Amended Schedule B effective May 30, 2008 to the Third
                Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3
                - Filed herein.

(o)       N/A

(p)  (1)  ING Funds and Advisers Code of Ethics effective June 1, 2004 as amended on October 1, 2004, February 1, 2005 and January 3, 2006 -
          Filed as an Exhibit to Post-Effective Amendment No. 114 to the
          Registrant's Registration Statement on Form N-1A filed on February 27,
          2006 and incorporated herein by reference.

                                      C-16

     (2)  Clarion CRA Securities L.P. Code of Ethics - Filed as an Exhibit to
          Post-Effective Amendment No. 121 to the Registrant's Registration
          Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

     (3)  ING Investment Management (U.S.) Code of Ethics - Filed as an Exhibit
          to Post-Effective Amendment No. 123 to the Registrant's Registration
          Statement on Form N-1A filed on May 14, 2007 and incorporated herein by reference.

     (4)  Julius Baer Code of Ethics - Filed as an Exhibit to Post-Effective
          Amendment No. 101 to the Registrant's Registration Statement on Form
          N-1A filed on February 13, 2004 and incorporated herein by reference.

     (5)  ING Investment Management Advisors B.V. Code of Ethics - Filed as an
          Exhibit to Post-Effective Amendment No. 121 to the Registrant's
          Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

     (6)  NWQ Investment Management Company, LLC Code of Ethics - Filed as an
          Exhibit to Post-Effective Amendment No. 105 to the Registrant's
          Registration Statement on Form N-1A filed on December 17, 2004 and incorporated herein by reference.

     (7)  Acadian Asset Management, Inc. Code of Ethics updated as of April 1,
          2007 - Filed as an Exhibit to Post-Effective Amendment No. 123 to the
          Registrant's Registration Statement on Form N-1A filed on May 14, 2007 and incorporated herein by reference.

     (8)  Hansberger Global Investors, Inc. Code of Ethics - Filed as an Exhibit
          to Post-Effective Amendment No. 111 to the Registrant's Registration
          Statement on Form N-1A filed on December 6, 2005 and incorporated herein by reference.

     (9)  Batterymarch Financial Management, Inc. Code of Ethics - Filed as an
          Exhibit to Post-Effective Amendment No. 119 to the Registrant's
          Registration Statement on Form N-1A on December 7, 2006 and
          incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

As of May 21, 2008, ING National Trust and ING Life Insurance and Annuity
Company ("ILIAC") had the following interest in the series of ING Mutual Funds through direct ownership or through one of their separate accounts of more than
25%:

None

ITEM 25. INDEMNIFICATION

Article 5.2 of the Amended and Restated Declaration of Trust provides for the indemnification of Registrant's Trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being

                                      C-17

or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("disabling conduct").

Section 7 of Registrant's Administration Agreement provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct. Section 9 of Registrant's Distribution
Agreement provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the
Agreement, except with respect to matters involving its disabling conduct.
Section 4 of the Shareholder Service Agreement provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.

Registrant has obtained from a major insurance carrier a Trustees' and officers'
liability policy covering certain types of errors and omissions.

Insofar as indemnification for liabilities arising under the Securities Act of
1933, as amended ("1933 Act") may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the U.S.
Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE ADVISER

Information as to the Trustees and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment
Advisers Act of 1940, as amended ("Advisers Act"), and is incorporated herein by reference thereto.

Information as to the directors and officers of the sub-advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the sub-advisers in the last two years, are included in their application for registration as investment advisers on Forms ADV for ING Investment Management Advisors B.V.
(File No. 801-40494); ING Clarion Real Estate Securities L.P. (File No.
801-49083); Julius Baer Investment Management LLC (File No. 801-18766); ING
Investment Management Co. (File No. 801-9046); Brandes Investment Partners, L.P.
(File No. 801-24896); Acadian Asset Management, Inc. (File No. 801-28078); NWQ
Investment Management Company, LLC (File No. 801-61379); ING Investment
Management Asia/Pacific (Hong Kong) Ltd. (File No. 801-64490); Hansberger Global
Investors, Inc. (File No. 801-46059) and Batterymarch Financial Management Inc.
(File No. 801-48035).

                                      C-18

ITEM 27. PRINCIPAL UNDERWRITERS

     (a)  ING Funds Distributor, LLC is the principal underwriter for ING Mutual
          Funds; ING Funds Trust; ING Equity Trust; ING Investment Funds, Inc.;
          ING Prime Rate Trust; ING Mayflower Trust; ING Senior Income Fund; ING
          Separate Portfolios Trust; ING Series Fund, Inc.; ING Variable
          Products Trust; ING Variable Insurance Trust; ING VP Balanced
          Portfolio, Inc.; ING Variable Portfolios, Inc.; ING Variable Funds;
          ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING
          Strategic Allocation Portfolios, Inc. and ING GET Fund.

     (b)  Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on
          Form BD (File No. 8-48020) filed under the Securities Exchange Act of
          1934, as amended, and is incorporated herein by reference thereto.

     (c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended ("1940 Act"), and the rules promulgated thereunder are maintained at the offices of (a) the
Registrant; (b) ING Investments, LLC; (c) ING Funds Distributor, LLC; (d) the
Sub-Advisers; (e) the Custodian; (f) the Transfer Agent and (g) the
Administrator. The address of each is as follows:

          (a)  ING Mutual Funds
               7337 E. Doubletree Ranch Road
               Scottsdale, AZ 85258

          (b)  ING Investments, LLC
               7337 E. Doubletree Ranch Road
               Scottsdale, AZ 85258

          (c)  ING Funds Distributor, LLC
               7337 E. Doubletree Ranch Road
               Scottsdale, AZ 85258

          (d)  (1)   ING Investment Management Co.
                     230 Park Avenue
                     New York, NY 10169

               (2)   Julius Baer Investment Management LLC
                     330 Madison Avenue
                     New York, NY 10017

               (3)   ING Investment Management Advisors B.V.
                     Prinses Beatrixlaan 15, 2595 AK
                     The Hague, The Netherlands

                                      C-19

               (4)   ING Investment Management Asia/Pacific (Hong Kong) Limited
                     39/F One International Finance Centre
                     1 Harbour View Street
                     Central, Hong Kong

               (5)   ING Clarion Real Estate Securities L.P.
                     201 King of Prussia Road, Suite 600
                     Radnor, PA 19087

               (6)   Acadian Asset Management, Inc.
                     One Post Office Square
                     Boston, MA  02109

               (7)   Brandes Investment Partners, L.P.
                     11988 El Camino Real Ste. 500
                     San Diego, CA  92191

               (8)   Hansberger Global Investors, Inc.
                     401 East Las Olas Blvd.
                     Suite 1700
                     Fort Lauderdale, FL  33307

               (9)   Tradewinds' Global Investors, LLC
                     2049 Century Park East, 18th Floor
                     Los Angeles, CA  90067

               (10)  Batterymarch Financial Management, Inc.
                     John Hancock Tower
                     200 Clarendon Street, 49th Floor
                     Boston, MA 02116

          (e)  The Bank of New York Mellon Corporation
               One Wall Street
               New York, New York 10286

          (f)  DST Systems, Inc.
               P.O. Box 419368
               Kansas City, Missouri 64141

          (g)  ING Funds Services, LLC
               7337 East Doubletree Ranch Road
               Scottsdale, Arizona 85258

ITEM 29. MANAGEMENT SERVICES

     None.

ITEM 30. UNDERTAKINGS

                                      C-20

     Registrant hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section
16(c) of the 1940 Act.

                                      C-21

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the
"1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this
Post-Effective Amendment No. 132 to its Registration Statement on Form N-1A
pursuant to Rule 485(b) under the 1933 Act and has duly caused this
Post-Effective Amendment No. 132 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of
Scottsdale and the State of Arizona on the 4th day of June, 2008.

                                        ING Mutual Funds

                                        By: /s/Huey P. Falgout, Jr.
                                            ------------------------------------
                                        Huey P. Falgout, Jr.
                                        Secretary

     Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

             SIGNATURES                            TITLE               DATE
-------------------------------------   -------------------------   ------------

-------------------------------------   President, Chief            June 4, 2008
          Shaun Mathews*                Executive Officer and
                                        Interested Trustee

-------------------------------------   Senior Vice President and   June 4, 2008
            Todd Modic*                 Chief/Principal Financial
                                        Officer

-------------------------------------   Trustee                     June 4, 2008
            John V. Boyer*

-------------------------------------   Trustee                     June 4, 2008
      Patricia W. Chadwick*

                                      C-22

-------------------------------------   Trustee                     June 4, 2008
          J. Michael Earley*

-------------------------------------   Trustee                     June 4, 2008
          Patrick W. Kenny*

-------------------------------------   Trustee                     June 4, 2008

          Sheryl K. Pressler*

-------------------------------------   Trustee                     June 4, 2008
         Colleen D. Baldwin*

-------------------------------------   Trustee                     June 4, 2008
          Peter S. Drotch*

-------------------------------------   Trustee                     June 4, 2008
         Roger B. Vincent*

-------------------------------------   Interested Trustee          June 4, 2008
        Robert W. Crispin*

*  By: /s/ Huey P. Falgout, Jr.
       ------------------------------
       Huey P. Falgout, Jr.
       Attorney-in-fact  **

**   Powers of Attorney for Todd Modic, Shawn Mathews and each Trustee dated
     November 29, 2007 - Filed as an attachment to Post-Effective Amendment 129 to the Registrant's Registration Statement on Form N-1A on December 14,
     2007 and are incorporated herein by reference.

                                      C-23

                                  EXHIBIT INDEX
                                ING Mutual Funds

Exhibit
Number         Exhibit Description
------------   -----------------------------------------------------------------
(a)(23)        Amendment No. 22 dated May 30, 2008 to the Amended and Restated
               Declaration of Trust (Class O shares for ING Diversified
               International Fund, ING Global Bond Fund, ING Greater China Fund
               and ING International SmallCap Multi-Manager Fund).

(d)(3)(v)      Third Amendment effective September 15, 2007 to the Sub-Advisory
               Agreement dated August 1, 2003 between ING Investments, LLC and
               ING Investment Management Co. (formerly Aeltus Investment
               Management, Inc.).

(d)(5)(iv)     Form Of Amended Schedule A dated June 1, 2008 to the Sub-Advisory
               Agreement dated September 23, 2002 between ING Investments, LLC and ING Clarion Real Estate Securities L.P.

(d)(11)(i)     Side Agreement dated March 1, 2008 to the Expense Limitation
               Agreement between ING Mutual Funds and ING Investments, LLC (ING
               Foreign Fund) effective September 23, 2002 as restated on August
               1, 2003 and further amended and restated on February 1, 2005.

(d)(11)(ii)    Side Agreement dated March 1, 2008 to the Expense Limitation
               Agreement between ING Mutual Funds and ING Investments, LLC (ING
               International Growth Opportunities Fund formerly, ING
               International Fund) effective September 23, 2002 as restated on
               August 1, 2003 and further amended and restated on February 1,
               2005.

(d)(11)(iii)   Side Agreement dated January 1, 2008 to the Expense Limitation
               Agreement between ING Mutual Funds and ING Investments, LLC (ING
               Emerging Countries) effective September 23, 2002 as restated on
               August 1, 2003 and further amended and restated on February 1,
               2005.

(d)(11)(iv)    Form Of Letter Agreement dated May 30, 2008 (ING Greater China
               Fund).

(d)(11)(v)     Form Of Amended Schedule A dated May 30, 2008 to the Amended and
               Restated Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC.

(g)(1)(i)      Amended Exhibit A, dated April 28, 2008 to the Custody Agreement with The Bank of New York.

(g)(2)(i)      Amended Exhibit A, dated April 28, 2008 to the Foreign Custody
               Manager Agreement dated January 6, 2003 with The Bank of New
               York.

(g)(2)(ii)     Amended Schedule 2 dated March 13, 2008 to the Foreign Custody
               Manager Agreement with The Bank of New York.

(g)(3)(i)      Amended Exhibit A, dated April 28, 2008, to the Securities
               Lending Agreement and Guaranty dated August 7, 2003 with The Bank of New York.

(h)(2)(i)      Amended and Restated Exhibit A dated April 28, 2008 to the Agency
               Agreement dated November 30, 2003.

(h)(3)(i)      Amended Exhibit A, dated April 28, 2008, to the Fund Accounting
               Agreement dated January 6, 2003 with The Bank of New York.

(h)(4)(ii)     Form Of Amended Schedule A effective [ ], 2008 to the Shareholder
               Services Plan for Class O Shares.

                                      C-24

(h)(7)         Form Of Shareholder Services Agreement between ING Funds
               Distributor, LLC and ShareBuilder Securities Corporation (Class O
               Shares).

(i)(18)        Opinion of Counsel regarding the legality of shares being
               registered with regard to Class O shares of ING Diversified
               International Fund, ING Greater China Fund, ING International
               SmallCap Multi-Manager Fund and ING Global Bond Fund.

(j)(1)         Consent of Dechert LLP

(j)(2)         Consent of KPMG LLP

(m)(2)(ii)     Waiver letter dated January 1, 2008 (ING Emerging Countries
               Fund).

(m)(5)(i)      Amended Schedule A dated October 2007 to the Service and
               Distribution Plan for ING Mutual Funds Class A Shares.

(n)(1)(i)      Form of Amended Schedule A effective May 30, 2008 to the Third
               Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3-
               Filed herein.

(n)(1)(ii)     Form of Amended Schedule B effective May 30, 2008 to the Third
               Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3-
               Filed herein.

                                      C-25